UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

registrant’s telephone number, including area code: 214-720-2142

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GuideStone Funds

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)

GuideStone Capital Management (“GSCM”)

GuideStone Financial Services (“GSFS”)

PFPC Distributors, Inc. (“PFPC”)

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed above: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates. An affiliate of an organization means any entity that controls, is controlled by, or is under common control with that organization. For example, GuideStone Financial Resources, GSCM and GSFS are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSFS and PFPC do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic, and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer service representative at 1-888-98-GUIDE.

TABLE OF CONTENTS

Letter from the President	2

From the Chief Investment Officer	3

About Your Expenses	6

Blended Funds:
Flexible Income Fund	10
Growth & Income Fund	13
Capital Opportunities Fund	16
Global Equity Fund	19

Financial Statements	22

Flexible Income Fund I	28
Growth & Income Fund I	31
Capital Opportunities Fund I	34
Global Equity Fund I	37
Financial Statements	40

Select Funds:
Money Market Fund	45
Low-Duration Bond Fund	49
Medium-Duration Bond Fund	60
Extended-Duration Bond Fund	79
Global Bond Fund	84
Equity Index Fund	90
Real Estate Securities Fund	97
Value Equity Fund	99
Growth Equity Fund	105
Small Cap Equity Fund	109
International Equity Fund	117

Schedule of Investments – Abbreviations and Footnotes 126

Financial Statements	128

Notes to Financial Statements	141

Report of Independent Registered Public Accounting Firm	159

Fund Management (Unaudited)	160

BOARD REVIEW OF ADVISORY AGREEMENTS	162

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed.

LETTER FROM THE PRESIDENT

We are pleased to bring you the 2006 Annual Report for GuideStone Funds. Within these pages you will find the results of another successful year of mutual fund performance and investment operations.

During 2006, GuideStone Funds celebrated a milestone event – the five year anniversary of our registered mutual funds! This event highlighted our commitment now and in the future to Christian-based funds with competitive performance.

As we review the year, we can report assets for GuideStone Funds totaled $9.3 billion as of December 31, 2006, representing a 10.46% increase from the prior year. The global economy, including U.S. stocks, rallied in the fourth quarter of 2006 to cap off a year of strong performance. The 2006 year ended on a positive note with lower oil prices, healthy corporate earnings, and generally positive economic data. Overall we are pleased that all of the GuideStone Funds closed the year with positive performance as well as positive returns since their inception on August 27, 2001.

In December, GuideStone Funds increased its fund offerings to include two new funds: the Real Estate Securities Fund and Global Bond Fund. Our goal is to enhance and broaden the availability of funds in multiple asset classes to better meet the needs of our participants. Effective January 3, 2007, the Real Estate Securities Fund will be available to investors through a Personal Investment Account or an Individual Retirement Account. The new Global Bond Fund is not available for direct investment by shareholders, but will be utilized within our new Date Target Funds family.

We are excited to announce that in January 2007, GuideStone Funds will launch five Date Target Funds, known as MyDestination Funds. Each MyDestination Fund invests in pre-selected GuideStone Select Funds so the investor gets a well-rounded portfolio, managed by investment professionals to help meet their objectives.

With date target funds – or life cycle funds – participants choose the fund closest to their retirement date. This gives the investor the opportunity to invest in one fund that is diversified and age appropriate. The funds are targeted to retirement dates in 10-year increments from 2005 to 2045. GuideStone Funds is the nation’s only mutual fund company with Christian-based date target funds.

We look forward to a new year of serving you. We appreciate your business and thank you for the confidence you place in us.

Sincerely,

John R. Jones

The MyDestination Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the MyDestination Funds in addition to those of the underlying Select Funds. You may invest in the Select Funds directly, except the Global Bond Fund. The MyDestination Funds are also subject to the risks of the underlying funds they hold.

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

The year 2006 was a year of two halves. With the Federal Reserve, economic growth and inflation in the spotlight, it was a year that under-promised early and over-delivered late. Investors that succeeded did so by embracing the sound investment principles of diversification and patience.

The inflection point for 2006 came at the mid-year peak in oil prices which closely coincided with a pause in the Federal Reserve’s tightening monetary policy. These two factors combined to renew investors confidence that inflationary pressures were easing and that the Federal Reserve was successfully steering the U.S. economy toward continued growth. With corporate profits booming and equity valuations at cyclical lows, equity investors celebrated the prospects for continued economic growth by pushing prices in many major indices to record highs during a strong fourth quarter rally. The S&P 500® Index gained 6.70% during the fourth quarter, netting a total return for the year of 15.78%.

With financial markets posting a wide range of returns in 2006, risk-oriented investors with well-diversified global portfolios were handsomely rewarded. Strong corporate earnings and continued economic growth favored stocks over bonds and value-oriented stock strategies over historically high growth companies. For the fourth consecutive year, stock markets showed the strongest returns from companies located in foreign countries. The MSCI® EAFE Index (Net), representative of non-U.S. developed markets, returned 10.35% during the fourth quarter and 26.34% for the year. Emerging market stocks, as represented by the MSCI® Emerging Market Index (Net), returned 17.60% for the quarter and 32.17% for the year. In contrast, single digit returns were posted for the year in investments such as cash, bonds and certain equity segments. The bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 4.33% in 2006.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2006.

[1]	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.
[2]	The Russell 2000® Index is a small-cap index consisting of the smallest 2000 companies in the Russell 3000® index, representing approximately 8% of the Russell 3000® Index total market capitalization.
[3]	The MSCI ACWI® Ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the U.S.
[4]

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody’s Investor’s Service, Standard and Poor’s® Corporation, or Fitch Investor’s Service, in that order.

U.S. Economy — Real Gross Domestic Product

Following a poor showing in the 4th quarter of 2005, the U.S. economy, as measured by the real gross domestic product, rebounded at an annual rate of 5.6% in the 1st quarter of 2006. The acceleration in real GDP growth in the 1st quarter reflected an upturn in expenditures for durable goods, acceleration in exports and an upturn in federal government spending. Second quarter GDP came in at an annual rate of 2.6% reflecting a cooling of the housing market and decelerating spending. Growth slowed further in the third quarter leading to an annual GDP rate of 2.0% reflecting an acceleration in imports, a larger decrease in residential fixed investment, and lower state and local government spending.

Real Gross Domestic Product (“GDP”) is one of the most widely used economic measures for the overall U.S. economy. GDP measures the output of all goods and services produced by labor and property within the U.S. during a specific period. The output is usually expressed as an annualized rate for a quarter. Generally, it is viewed as positive for the equity markets when GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg

S&P 500® Index Returns

The broad U.S. equity market, as measured by the S&P 500® Index, posted a positive annual return of 15.78% during 2006, capping a fourth consecutive year in positive territory. Performance for the year came in three distinct phases: markets rallied out of the gate with the S&P 500® Index gaining 6.9% through early May, stocks then pulled back significantly through mid-June (down 7.5%) on fears that interest rates had risen to a level that would stifle economic growth both here and abroad. The third phase was marked by renewed confidence that inflation and interest rates were at acceptable levels. This confidence drove equity markets sharply higher off their June 13th lows, with the S&P 500® gaining 17.1% from that point. Value stocks significantly outpaced growth stocks within the index for the year by almost a two-to-one margin.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s® economists and analysts.

Data Source: Standard & Poor’s®

S&P 500® P/E (Excluding Negative Earnings)

The price-to-earnings (P/E) ratio for the S&P 500® Index ended the year at virtually the same level as the end of 2005. With a 15.78% total return, this shows the “earnings” side of the equation also rose about 15% for the companies within the index. For the fifteen year period show in the graph, the average P/E is just above 24. It is worth noting this valuation measure for the broad market index has consistently declined over the last three years, a testament to strong corporate profitability. While the market may appear to be valued at a discount, longer period historical P/E ratios suggest the market is trading closer to its historical average.

P/E is the ratio of a stock’s price divided by its earnings per share. In this case, the P/E ratio is represented for the entire index. The ratio, or multiple, reflects the price an investor is willing to pay for a dollar of expected earnings per share.

Data Source: Ned Davis Research Group

The Conference Board Consumer Confidence Index

U.S. consumer confidence, as measured by the Conference Board’s Index, generally moved with the fortunes of the stock market and energy prices for most of 2006. The index peaked at 109.8 in April (its highest level since May 2002) just prior to the sharp pullback in the equity markets in May and June. Consumer sentiment dipped accordingly in ensuing months. High oil prices contributed to a year-low reading of 100.2 during August. A subsequent reversal of energy prices to the downside during September eventually trickled through to an improving outlook by Americans. Consumer confidence rebounded strongly in December to 109.0.

The Conference Board Consumer Confidence Index is a based on a monthly survey of a sample of 5000 U.S. households for the purpose of measuring consumer sentiment. The trend in this economic measure is closely monitored given consumers comprise approximately two-thirds of the U.S. Economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg

Federal Reserve

January 2006 may have marked a change in leadership at the Federal Reserve (“Fed”) but its tightening campaign, which began in June 2004, continued without pause. Rebounding economic growth and the resulting inflationary concerns forced incoming Fed Chairman Ben Bernanke to raise the Fed Funds Rate by .25% on four separate occasions during the first half of 2006. Such action elevated the key interest rate to 5.25% by June 29th. A slumping housing market, an equity market slump, and fresh geopolitical concerns eventually resulted in the sporadic weakening of economic data during the summer. This was enough to give the Fed “pause” and at its August 8th meeting, interest rates were held steady. No further interest rate hikes occurred over the remainder of the year, but the Fed remained on watch for signs that inflation was not contained.

The Federal Reserve, often referred to as “the Fed,” is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The federal funds rate is the interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the federal funds rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg

U.S. Unemployment

Overall employment levels improved during 2006. The unemployment rate fell from 4.9% at the end of 2005 to 4.5% at the end of 2006. The lowest level occurred in October at 4.4%, a level not seen since the spring of 2001. During 2006, payroll employment rose by 1.8 million jobs. The largest numbers of jobs created occurred in the professional and business services, healthcare, and food service industries. Manufacturing lost 72,000 jobs during 2006. The number of unemployed persons was essentially unchanged in December at 6.8 million; down from 7.3 million a year earlier. While the unemployment rate dropped, the average hourly rate rose slightly above 4% during the year.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during difficult economic periods and declines during expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg

U.S. Treasury Yield Curve

Interest rates across the curve rose sharply during the first quarter of 2006 in response to a rebounding economy, record Treasury issuance, and Federal Reserve tightening. The 30- year Treasury Bond came out of retirement to help finance the burgeoning federal deficit. Rates continued higher during the second quarter driven by concerns over rising inflation with the curve slightly inverted from 6-months to 5 years out. On the back of weaker economic data and geopolitical concerns, treasuries rallied and yields fell during the third quarter particularly at the long end. The 2-10 year portion of the curve was inverted at the end of the third quarter. Interest rates were higher in the fourth quarter driven by the realization that the Fed was not likely to ease monetary policy during the first half of 2007. The yield curve continued its slow but steady flattening trend. The yield on the bellwether 30-year Treasury Bond ended the year at 4.81%, up from 4.54% 12 months earlier.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTUAL
Fund	Class	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Flexible Income	GS4	$1,000.00	$1,046.15	0.13%	$0.67
	GS6	1,000.00	1,043.86	0.49	2.52
	GS8	1,000.00	1,043.24	0.80	4.12

Growth & Income	GS4	1,000.00	1,077.18	0.13	0.68
	GS6	1,000.00	1,076.06	0.37	1.94
	GS8	1,000.00	1,073.42	0.84	4.39

Capital Opportunities	GS4	1,000.00	1,091.22	0.13	0.69
	GS6	1,000.00	1,089.41	0.49	2.58
	GS8	1,000.00	1,087.02	0.81	4.26

Global Equity	GS4	1,000.00	1,104.89	0.13	0.69
	GS6	1,000.00	1,103.32	0.38	2.01
	GS8	1,000.00	1,100.99	0.83	4.40

Flexible Income I	GS2	1,000.00	1,046.61	0.17	0.88

Growth & Income I	GS2	1,000.00	1,078.02	0.17	0.89

Capital Opportunities I	GS2	1,000.00	1,092.18	0.17	0.90

Global Equity I	GS2	1,000.00	1,105.67	0.17	0.90

Money Market	GS2	1,000.00	1,025.97	0.26	1.33
	GS4	1,000.00	1,024.99	0.46	2.35
	GS6	1,000.00	1,022.85	0.86	4.38
	GS8	1,000.00	1,021.32	1.17	5.96

ACTUAL

Fund	Class	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Low-Duration Bond	GS2	$1,000.00	$1,028.33	0.45%	$2.30
	GS4	1,000.00	1,027.16	0.61	3.12
	GS6	1,000.00	1,024.81	1.00	5.10
	GS8	1,000.00	1,023.54	1.30	6.63

Medium-Duration Bond	GS2	1,000.00	1,050.99	0.50	2.58
	GS4	1,000.00	1,050.48	0.62	3.20
	GS6	1,000.00	1,048.76	1.05	5.42
	GS8	1,000.00	1,045.87	1.35	6.96

Extended-Duration Bond	GS2	1,000.00	1,081.98	0.55	2.89
	GS4	1,000.00	1,082.11	0.73	3.83
	GS6	1,000.00	1,078.06	1.00	5.24
	GS8	1,000.00	1,076.74	1.50	7.85

Global Bond (3)	GS4	1,000.00	1,000.00	1.04	5.24

Equity Index	GS2	1,000.00	1,124.03	0.23	1.23
	GS4	1,000.00	1,123.55	0.40	2.14
	GS6	1,000.00	1,122.33	0.60	3.21
	GS8	1,000.00	1,120.62	0.90	4.81

Real Estate Securities (3)	GS4	1,000.00	1,000.00	1.33	6.70

Value Equity	GS2	1,000.00	1,131.38	0.71	3.81
	GS4	1,000.00	1,130.97	0.89	4.78
	GS6	1,000.00	1,128.93	1.19	6.39
	GS8	1,000.00	1,127.22	1.59	8.53

Growth Equity	GS2	1,000.00	1,055.45	0.89	4.61
	GS4	1,000.00	1,055.22	1.01	5.23
	GS6	1,000.00	1,053.69	1.42	7.35
	GS8	1,000.00	1,052.07	1.71	8.84

Small Cap Equity	GS2	1,000.00	1,060.98	1.01	5.25
	GS4	1,000.00	1,060.43	1.19	6.18
	GS6	1,000.00	1,059.04	1.54	7.99
	GS8	1,000.00	1,056.82	1.89	9.80

International Equity	GS2	1,000.00	1,148.06	0.95	5.14
	GS4	1,000.00	1,147.23	1.13	6.12
	GS6	1,000.00	1,145.65	1.42	7.68
	GS8	1,000.00	1,144.39	1.78	9.62

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Flexible Income	GS4	$1,000.00	$1,024.55	0.13%	$0.66
	GS6	1,000.00	1,022.74	0.49	2.50
	GS8	1,000.00	1,021.17	0.80	4.08

Growth & Income	GS4	1,000.00	1,024.55	0.13	0.66
	GS6	1,000.00	1,023.34	0.37	1.89
	GS8	1,000.00	1,020.97	0.84	4.28

About Your Expenses (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Capital Opportunities	GS4	$1,000.00	$1,024.55	0.13%	0.66%
	GS6	1,000.00	1,022.74	0.49	2.50
	GS8	1,000.00	1,021.12	0.81	4.13

Global Equity	GS4	1,000.00	1,024.55	0.13	0.66
	GS6	1,000.00	1,023.29	0.38	1.94
	GS8	1,000.00	1,021.02	0.83	4.23

Flexible Income I	GS2	1,000.00	1,024.35	0.17	0.87

Growth & Income I	GS2	1,000.00	1,024.35	0.17	0.87

Capital Opportunities I	GS2	1,000.00	1,024.35	0.17	0.87

Global Equity I	GS2	1,000.00	1,024.35	0.17	0.87

Money Market	GS2	1,000.00	1,023.89	0.26	1.33
	GS4	1,000.00	1,022.89	0.46	2.35
	GS6	1,000.00	1,020.87	0.86	4.38
	GS8	1,000.00	1,019.31	1.17	5.96

Low-Duration Bond	GS2	1,000.00	1,022.94	0.45	2.29
	GS4	1,000.00	1,022.13	0.61	3.11
	GS6	1,000.00	1,020.16	1.00	5.09
	GS8	1,000.00	1,018.65	1.30	6.61

Medium-Duration Bond	GS2	1,000.00	1,022.68	0.50	2.55
	GS4	1,000.00	1,022.08	0.62	3.16
	GS6	1,000.00	1,019.91	1.05	5.35
	GS8	1,000.00	1,018.40	1.35	6.87

Extended-Duration Bond	GS2	1,000.00	1,022.43	0.55	2.80
	GS4	1,000.00	1,021.53	0.73	3.72
	GS6	1,000.00	1,020.16	1.00	5.09
	GS8	1,000.00	1,017.64	1.50	7.63

Global Bond (3)	GS4	1,000.00	1,019.96	1.04	5.30

Equity Index	GS2	1,000.00	1,024.05	0.23	1.17
	GS4	1,000.00	1,023.19	0.40	2.04
	GS6	1,000.00	1,022.18	0.60	3.06
	GS8	1,000.00	1,020.67	0.90	4.58

Real Estate Securities (3)	GS4	1,000.00	1,018.50	1.33	6.77

Value Equity	GS2	1,000.00	1,021.63	0.71	3.62
	GS4	1,000.00	1,020.72	0.89	4.53
	GS6	1,000.00	1,019.21	1.19	6.06
	GS8	1,000.00	1,017.19	1.59	8.08

Growth Equity	GS2	1,000.00	1,020.72	0.89	4.53
	GS4	1,000.00	1,020.11	1.01	5.14
	GS6	1,000.00	1,018.05	1.42	7.22
	GS8	1,000.00	1,016.59	1.71	8.69

Small Cap Equity	GS2	1,000.00	1,020.11	1.01	5.14
	GS4	1,000.00	1,019.21	1.19	6.06
	GS6	1,000.00	1,017.44	1.54	7.83
	GS8	1,000.00	1,015.68	1.89	9.60

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
International Equity	GS2	$1,000.00	$1,020.42	0.95%	$4.84
	GS4	1,000.00	1,019.51	1.13	5.75
	GS6	1,000.00	1,018.05	1.42	7.22
	GS8	1,000.00	1,016.23	1.78	9.05

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Blended Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2006 through December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The Global Bond Fund and Real Estate Securities Fund commenced operations on 12/29/2006. The expense figures shown reflect the expenses that would have been paid over the time period 07/01/2006-12/31/2006, assuming the Funds were in operation throughout the entire period.

Flexible Income Fund

The Fund is constructed using a blend of seven GuideStone Funds Select Funds GS4. The Fund’s actual asset allocation at quarter-end was 19% U.S. Equity, 6% Non-U.S. Equity, and 75% Fixed Income. The Fund’s returns were positive for the quarter and the year; however it trailed its composite benchmark. The largest component of the Fund, the Low-Duration Bond Fund GS4, generated a positive return for the quarter and the year, with performance slightly trailing its underlying benchmark (Merrill Lynch 1-3 Year Treasury Index). The Fund’s benchmark-relative underperformance for the year was most impacted by its exposure to the Growth Equity Fund GS4. The Growth Equity Fund’s returns were slightly positive for the year but it significantly trailed its underlying benchmark index.

Please see page 12 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Flexible Income Fund

Average Annual Total Returns as of 12/31/06
	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	5.99%	5.66%	7.43%	5.36%	7.43%
Five Year	4.40%	4.12%	4.60%	N/A	N/A
Since Inception	4.26%	3.98%	4.56%	4.46%	5.75%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Flexible Income Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.8%
GuideStone Funds Equity Index Fund (GS4 Class)¥	299,208	$5,735,827
GuideStone Funds Growth Equity Fund (GS4 Class)¥	1,424,667	25,316,326
GuideStone Funds International Equity Fund (GS4 Class)¥	1,064,551	20,322,280
GuideStone Funds Low-Duration Bond Fund (GS4 Class)¥	18,836,731	237,907,912
GuideStone Funds Money Market Fund (GS4 Class)¥	3,026,183	3,026,183
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	397,467	6,359,472
GuideStone Funds Value Equity Fund (GS4 Class)¥	1,324,030	24,693,158

Total Affiliated Mutual Funds
(Cost $ 278,212,983)		323,361,158

	Par
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bill 4.85%, 02/22/07‡‡	$70,000	69,512
U.S. Treasury Note 5.00%, 07/31/08	3,605,000	3,612,044

Total U.S. Treasury Obligations
(Cost $3,687,274)		3,681,556

TOTAL INVESTMENTS — 99.9%
(Cost $281,900,257)		327,042,714

Other Assets in Excess of
Liabilities — 0.1%		363,372

NET ASSETS — 100.0%		$327,406,086

PORTFOLIO SUMMARY (based on net assets)

%
Bond Fund	72.7
Domestic Equity Funds	19.0
International Equity Fund	6.2
U.S. Treasury Obligations	1.1
Money Market Fund	0.9
Futures Contracts	0.3

100.2

12	See Notes to Financial Statements.

Growth & Income Fund

The Fund is constructed using a blend of nine GuideStone Funds Select Funds GS4. The Fund’s asset allocation at quarter-end was 37% U.S. Equity, 13% Non-U.S. Equity, and 50% Fixed Income. The Fund experienced a positive return for the quarter and the year yet underperformed its composite benchmark. For the year, the Fund’s positive performance was primarily due to the Fund’s underlying investment in the International Equity Fund GS4 and the Value Equity Fund GS4. The Fund’s benchmark-relative underperformance for the year was primarily driven by its exposure to the Growth Equity Fund GS4. The largest component of the Fund, the Medium-Duration Bond Fund GS4, posted a return that slightly trailed its underlying benchmark, the Lehman Brothers Aggregate Bond Index, for the year.

Please see page 15 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Growth & Income Fund

Average Annual Total Returns as of 12/31/06
	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	8.78%	8.30%	11.29%	8.03%	11.29%
Five Year	7.20%	6.86%	7.56%	N/A	N/A
Since Inception	6.62%	6.29%	6.96%	7.95%	9.46%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth & Income Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.1%
GuideStone Funds Equity Index Fund (GS4 Class)¥	2,455,697	$47,075,708
GuideStone Funds Extended-Duration Bond Fund (GS4 Class)¥	9,361,180	138,545,465
GuideStone Funds Growth Equity Fund (GS4 Class)¥	11,679,976	207,553,181
GuideStone Funds International Equity Fund (GS4 Class)¥	9,889,904	188,798,274
GuideStone Funds Low-Duration Bond Fund (GS4 Class)¥	16,027,252	202,424,191
GuideStone Funds Medium-Duration Bond Fund (GS4 Class)¥	25,656,028	344,047,334
GuideStone Funds Money Market Fund (GS4 Class)¥	18,010,225	18,010,225
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	3,335,598	53,369,567
GuideStone Funds Value Equity Fund (GS4 Class)¥	11,374,733	212,138,774

Total Affiliated Mutual Funds
(Cost $1,180,653,781)		1,411,962,719

	Par
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bills
4.82%, 02/22/07‡‡	$50,000	49,651
4.85%, 02/22/07‡‡	550,000	546,166

		595,817

U.S. Treasury Note
4.88%, 02/15/12	11,790,000	11,901,462

Total U.S. Treasury Obligations
(Cost $12,494,310)		12,497,279

TOTAL INVESTMENTS — 100.0%
(Cost $1,193,148,091)		1,424,459,998

Other Assets in Excess of
Liabilities — 0.0%		64,787

NET ASSETS — 100.0%		$1,424,524,785

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	48.1
Domestic Equity Funds	36.5
International Equity Fund	13.2
Money Market Fund	1.3
U.S. Treasury Obligations	0.9
Futures Contracts	0.9

100.9

See Notes to Financial Statements.	15

Capital Opportunities Fund

The Fund is constructed using a blend of nine GuideStone Funds Select Funds GS4. The Fund’s asset allocation at quarter-end was 56% U.S. Equity, 19% Non-U.S. Equity, and 25% Fixed Income. The Fund posted a positive return for the quarter and the year yet trailed its composite benchmark. Strong overall performance can be attributed to positive returns in domestic and non-U.S. equity markets. For the year, the Fund’s positive performance was primarily driven by its underlying investment in the International Equity Fund GS4 and the Value Equity Fund GS4. The largest detractor to benchmark-relative underperformance was the Fund’s investment in the Growth Equity Fund GS4.

Please see page 18 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Capital Opportunities Fund

Average Annual Total Returns as of 12/31/06
	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	11.03%	10.58%	14.81%	10.24%	14.81%
Five Year	8.02%	7.57%	8.58%	N/A	N/A
Since Inception	7.14%	6.73%	7.65%	10.41%	12.46%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Capital Opportunities Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.5%
GuideStone Funds Equity Index Fund (GS4 Class)¥	2,984,703	$57,216,752
GuideStone Funds Extended-Duration Bond Fund (GS4 Class)¥	3,799,492	56,232,485
GuideStone Funds Growth Equity Fund (GS4 Class)¥	14,173,212	251,857,978
GuideStone Funds International Equity Fund (GS4 Class)¥	11,555,852	220,601,217
GuideStone Funds Low-Duration Bond Fund (GS4 Class)¥	6,588,117	83,207,921
GuideStone Funds Medium-Duration Bond Fund (GS4 Class)¥	10,327,015	138,485,274
GuideStone Funds Money Market Fund (GS4 Class)¥	19,406,341	19,406,341
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	3,995,457	63,927,308
GuideStone Funds Value Equity Fund (GS4 Class)¥	13,841,182	258,138,043

Total Affiliated Mutual Funds
(Cost $923,758,612)		1,149,073,319

	Par
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bill 4.85%, 02/22/07‡‡	$730,000	724,911
U.S. Treasury Note 4.88%, 02/15/12	4,720,000	4,764,623

Total U.S. Treasury Obligations
(Cost $5,467,387)		5,489,534

TOTAL INVESTMENTS — 100.0%
(Cost $929,225,999)		1,154,562,853
Other Assets in Excess of
Liabilities — 0.0%		22,381

NET ASSETS — 100.0%		$1,154,585,234

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	54.6
Bond Funds	24.1
International Equity Fund	19.1
Money Market Fund	1.7
Futures Contracts	1.3
U.S. Treasury Obligations	0.5

101.3

18	See Notes to Financial Statements.

Global Equity Fund

The Fund is constructed using a blend of six GuideStone Funds Select Funds GS4. The Fund’s asset allocation at quarter-end was 74% U.S. Equity, 25% Non-U.S. Equity, and 1% Fixed Income. The Fund posted a positive return for the quarter and the year yet trailed its composite benchmark. Strong overall performance can be attributed to positive returns in the domestic and non-U.S. equity markets. For the year, the Fund’s positive performance was primarily driven by its underlying investment in the International Equity Fund GS4 and the Value Equity Fund GS4. The Fund’s benchmark-relative underperformance was due to exposure to the Growth Equity Fund GS4.

Please see page 21 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Global Equity Fund

Average Annual Total Returns as of 12/31/06
	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	13.20%	12.79%	18.40%	12.36%	18.40%
Five Year	8.65%	8.31%	9.48%	N/A	N/A
Since Inception	7.46%	7.19%	8.20%	12.89%	15.66%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI® Ex-U.S.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.9%
GuideStone Funds Equity Index Fund (GS4 Class)¥	3,649,412	$69,959,231
GuideStone Funds Growth Equity Fund (GS4 Class)¥	17,395,220	309,113,061
GuideStone Funds International Equity Fund (GS4 Class)¥	13,651,667	260,610,316
GuideStone Funds Money Market Fund (GS4 Class)¥	16,867,592	16,867,592
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	4,892,517	78,280,279
GuideStone Funds Value Equity Fund (GS4 Class)¥	17,169,248	320,206,476

Total Affiliated Mutual Funds
(Cost $808,464,455)		1,055,036,955

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 4.85%, 02/22/07‡‡
(Cost $695,096)	$700,000	695,120

TOTAL INVESTMENTS — 100.0%
(Cost $809,159,551)		1,055,732,075
Other Assets in Excess of Liabilities — 0.0%		311,976

NET ASSETS — 100.0%		$1,056,044,051

PORTFOLIO SUMMARY (based on net assets)
%
Domestic Equity Funds	73.6
International Equity Fund	24.7
Money Market Fund	1.6
Futures Contracts	1.1
U.S. Treasury Obligation	0.1

101.1

See Notes to Financial Statements.	21

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund
Assets
Investments in securities of affiliated issuers, at value	$323,361,158	$1,411,962,719	$1,149,073,319	$1,055,036,955
Investments in securities of unaffiliated issuers, at value	3,681,556	12,497,279	5,489,534	695,120

Total investments (1)	327,042,714	1,424,459,998	1,154,562,853	1,055,732,075
Receivables:
Dividends	12,525	70,673	76,597	76,345
Interest	75,430	217,006	86,913	—
Fund shares sold	374,875	92,504	155,383	388,733
Prepaid expenses and other assets	22,859	32,963	39,848	29,702

Total Assets	327,528,403	1,424,873,144	1,154,921,594	1,056,226,855

Liabilities
Payables:
Fund shares redeemed	53,347	112,065	126,594	1,554
Variation margin	4,050	44,550	55,350	43,200
Distributions payable	—	10,024	—	—
Accrued expenses:
Advisory fees	14,583	94,968	79,960	66,141
Distribution (12b-1) fees	2,540	3,444	2,832	3,195
Shareholder servicing fees	2,218	2,951	2,302	2,805
Other expenses	45,579	80,357	69,322	65,909

Total Liabilities	122,317	348,359	336,360	182,804

Net Assets	$327,406,086	$1,424,524,785	$1,154,585,234	$1,056,044,051

Net Assets Consist of:
Paid-in-capital	$277,527,318	$1,154,997,728	$882,690,836	$751,758,456
Undistributed net investment income	233	—	9,400	—
Accumulated net realized gain on investments	4,739,067	38,164,869	46,488,264	57,692,436
Net unrealized appreciation (depreciation) on investments and futures transactions	45,139,468	231,362,188	225,396,734	246,593,159

Net Assets	$327,406,086	$1,424,524,785	$1,154,585,234	$1,056,044,051

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$308,801,752	$1,400,000,742	$1,137,038,764	$1,031,998,719

GS4 shares outstanding	23,483,634	95,802,119	70,855,796	59,885,848

Net asset value, offering and redemption price per GS4share	$13.15	$14.61	$16.05	$17.23

Net assets applicable to the GS6 Class	$12,859,573	$16,080,209	$9,447,752	$16,886,634

GS6 shares outstanding	1,424,737	1,722,807	885,847	1,407,324

Net asset value, offering and redemption price per GS6share	$9.03	$9.33	$10.67	$12.00

Net assets applicable to the GS8 Class	$5,744,761	$8,443,834	$8,098,718	$7,158,698

GS8 shares outstanding	636,481	906,334	760,396	597,403

Net asset value, offering and redemption price per GS8share	$9.03	$9.32	$10.65	$11.98

(1) Investments in securities of affiliated issuers, at cost	$278,212,983	$1,180,653,781	$923,758,612	$808,464,455
Investments in securities of unaffiliated issuers, at cost	3,687,274	12,494,310	5,467,387	695,096

Total investments at cost	$281,900,257	$1,193,148,091	$929,225,999	$809,159,551

22	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006

	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund
Investment Income
Income dividends received from affiliated funds	$9,875,173	$33,936,835	$19,313,838	$10,244,008
Interest	169,981	515,887	228,077	51,225

Total Investment Income	10,045,154	34,452,722	19,541,915	10,295,233

Expenses
Investment advisory fees	316,527	1,356,970	1,103,636	1,014,030
Transfer agent fees
GS4 shares	35,839	60,708	48,373	48,620
GS6 shares	7,632	7,750	7,799	7,744
GS8 shares	7,768	7,877	7,858	7,859
Custodian fees	13,688	30,662	24,552	24,057
Distribution (12b-1) fees:
GS6 shares	12,431	14,368	7,991	15,191
GS8 shares	16,400	19,992	21,311	19,159
Shareholder servicing fees:
GS6 shares	13,672	15,799	8,782	16,704
GS8 shares	11,477	13,969	14,898	13,402
Accounting and administration fees	94,484	217,928	192,600	183,452
Professional fees	58,426	58,426	58,426	58,426
Blue sky fees
GS4 shares	8,417	11,084	8,163	8,376
GS6 shares	11,870	12,574	12,125	12,530
GS8 shares	5,957	7,362	6,638	5,403
Shareholder reporting fees
GS4 shares	12,959	41,644	29,602	28,501
GS6 shares	31	31	31	31
GS8 shares	45	105	86	87
Trustee fees	2,445	10,560	8,421	7,742
Line of credit facility fees	1,423	6,181	4,953	4,546
Other expenses	17,576	26,647	21,034	19,573

Total Expenses	649,067	1,920,637	1,587,279	1,495,433
Expenses waived/reimbursed (See Footnote 3a and 3c)	(159,859)	(77,128)	(80,467)	(92,374)
Fees paid indirectly	(2,153)	(2,114)	(2,750)	(3,574)

Net Expenses	487,055	1,841,395	1,504,062	1,399,485

Net Investment Income	9,558,099	32,611,327	18,037,853	8,895,748

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	4,675,836	41,573,319	49,657,625	60,913,778
Net realized gain on investment securities of affiliated issuers	2,768,363	22,525,012	29,009,908	30,886,284
Net realized loss on investment securities of unaffiliated issuers	(21,760)	(122,619)	(61,582)	—
Net realized gain on futures transactions	99,134	899,336	883,130	1,041,873

Net realized gain	7,521,573	64,875,048	79,489,081	92,841,935

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	1,177,397	16,324,289	17,138,713	23,120,670
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(8,727)	(52,541)	491	(101)
Change in unrealized appreciation (depreciation) on futures	7,340	215,606	250,503	187,122

Net change in unrealized appreciation (depreciation)	1,176,010	16,487,354	17,389,707	23,307,691

Net Realized and Unrealized Gain (Loss)	8,697,583	81,362,402	96,878,788	116,149,626

Net Increase in Net Assets Resulting from Operations	$18,255,682	$113,973,729	$114,916,641	$125,045,374

See Notes to Financial Statements.	23

STATEMENTS OF CHANGES IN NET ASSETS

	Flexible Income Fund		Growth & Income Fund
	For the Year Ended		For the Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05
Operations:
Net investment income	$9,558,099	$6,710,228	$32,611,327	$26,617,634
Net realized gain on investment securities and futures transactions	7,521,573	8,806,341	64,875,048	67,104,253
Net change in unrealized appreciation (depreciation) on investment securities and futures	1,176,010	(6,564,844)	16,487,354	(18,769,800)

Net increase in net assets resulting from operations	18,255,682	8,951,725	113,973,729	74,952,087

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(9,432,798)	(6,681,233)	(37,055,835)	(31,655,255)
GS6 shares	(521,636)	(368,835)	(608,167)	(472,113)
GS8 shares	(217,451)	(145,933)	(298,157)	(178,317)
Distributions from net realized capital gains
GS4 shares	(3,380,204)	(7,416,359)	(39,876,138)	(50,654,356)
GS6 shares	(202,252)	(453,084)	(688,428)	(813,928)
GS8 shares	(90,433)	(197,762)	(369,454)	(339,052)

Total dividends and distributions	(13,844,774)	(15,263,206)	(78,896,179)	(84,113,021)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	48,268,169	51,005,980	97,344,717	111,946,233
GS6 shares	18,487	—	1,078,834	—
GS8 shares	190,451	80,457	2,360,849	375,343
Reinvestment of dividends and distributions
GS4 shares	12,806,009	14,088,998	76,917,838	82,297,754
GS6 shares	723,888	821,918	1,296,595	1,286,043
GS8 shares	307,884	343,695	667,611	517,368

Total proceeds from shares sold and reinvested	62,314,888	66,341,048	179,666,444	196,422,741

Value of shares redeemed
GS4 shares	(37,007,976)	(50,125,060)	(83,449,394)	(195,957,184)
GS6 shares	(34)	—	(57,598)	—
GS8 shares	(23,806)	—	(290,737)	(93)

Total value of shares redeemed	(37,031,816)	(50,125,060)	(83,797,729)	(195,957,277)

Net increase (decrease) from capital share transactions (See Footnote 7)	25,283,072	16,215,988	95,868,715	465,464

Total increase (decrease) in net assets	29,693,980	9,904,507	130,946,265	(8,695,470)

Net Assets:
Beginning of Period	297,712,106	287,807,599	1,293,578,520	1,302,273,990

End of Period*	$327,406,086	$297,712,106	$1,424,524,785	$1,293,578,520

* Including undistributed (distributions in excess of) net investment income	$233	$1,857	$—	$4,573

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

24	See Notes to Financial Statements.

Capital Opportunities Fund		Global Equity Fund
For the Year Ended		For the Year Ended
12/31/06	12/31/05	12/31/06	12/31/05

$18,037,853	$14,963,030	$8,895,748	$7,527,757
79,489,081	56,530,883	92,841,935	61,273,033

17,389,707	6,915,250	23,307,691	16,984,803

114,916,641	78,409,163	125,045,374	85,785,593

(23,978,727)	(20,445,230)	(16,325,661)	(13,392,673)
(260,944)	(179,258)	(330,326)	(236,192)
(205,398)	(131,752)	(116,960)	(77,886)

(50,378,326)	(31,761,906)	(52,469,226)	(30,910,635)
(611,374)	(328,938)	(1,183,298)	(651,282)
(536,666)	(264,881)	(505,083)	(268,175)

(75,971,435)	(53,111,965)	(70,930,554)	(45,536,843)

50,622,132	50,580,207	75,250,021	62,443,657
1,063,580	—	648,927	—
1,966,580	513,587	692,148	151,657
74,356,367	52,206,192	68,793,854	44,301,986
872,318	508,197	1,513,624	887,475
742,063	396,633	622,043	346,061

129,623,040	104,204,816	147,520,617	108,130,836

(73,037,809)	(125,641,164)	(106,442,575)	(142,475,893)
(144)	—	(66,258)	—
(707,360)	(30)	(218,026)	—

(73,745,313)	(125,641,194)	(106,726,859)	(142,475,893)

55,877,727	(21,436,378)	40,793,758	(34,345,057)

94,822,933	3,860,820	94,908,578	5,903,693

1,059,762,301	1,055,901,481	961,135,473	955,231,780

$1,154,585,234	$1,059,762,301	$1,056,044,051	$961,135,473

$9,400	$3,668	$—	$3,258

See Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return (3)	Net Assets, End of Period (000)	Expenses, Net (4)(5)	Expenses, Including Expense Reduction (4)(5)	Expenses, Before Waivers and Expense Reduction (4)(5)	Investment Income, Net (1)(4)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)(4)	Portfolio Turnover Rate (3)
Flexible Income Fund
GS4 Class
2006	$12.94	$0.40	#	$0.17	$0.20	$(0.41)	$(0.15)	$13.15	5.99%	$308,802	0.13%	0.13%	0.18%	3.08%	3.03%	9%
2005	13.18	0.33	#	0.09	0.02	(0.32)	(0.36)	12.94	3.31	280,256	0.13	0.13	0.19	2.51	2.45	20
2004	13.00	0.21	#	0.04	0.37	(0.31)	(0.13)	13.18	4.76	270,913	0.13	0.13	0.17	1.60	1.56	11
2003	12.40	0.31		0.02	0.82	(0.22)	(0.33)	13.00	9.33	253,828	0.13	0.13	0.20	2.01	1.94	13
2002	13.15	0.38		0.10	(0.62)	(0.44)	(0.17)	12.40	(1.10)	263,646	0.13	0.13	0.17	2.86	2.82	14
2001(6)	13.29	0.17		0.06	(0.12)	(0.22)	(0.03)	13.15	0.79	286,628	0.13	0.13	0.18	3.67	3.62	4

GS6 Class
2006	$9.05	$0.25	#	$0.17	$0.09	$(0.38)	$(0.15)	$9.03	5.66%	$12,860	0.50%	0.50%	0.53%	2.70%	2.67%	9%
2005	9.42	0.20	#	0.09	(0.02)	(0.28)	(0.36)	9.05	2.90	12,161	0.50	0.50	0.56	2.10	2.04	20
2004	9.41	0.11	#	0.04	0.27	(0.28)	(0.13)	9.42	4.52	11,815	0.36	0.36	0.45	1.14	1.05	11
2003	9.12	0.21		0.02	0.59	(0.20)	(0.33)	9.41	9.06	19,674	0.35	0.35	0.46	1.90	1.79	13
2002	9.83	0.23		0.10	(0.45)	(0.42)	(0.17)	9.12	(1.27)	16,234	0.32	0.32	0.43	2.82	2.71	14
2001(6)	10.00	0.10		0.06	(0.08)	(0.22)	(0.03)	9.83	0.72	325	0.48	0.48	66.47	6.69	(59.30)	4

GS8 Class
2006	$9.05	$0.22	#	$0.17	$0.10	$(0.36)	$(0.15)	$9.03	5.36%	$5,745	0.80%	0.80%	0.92%	2.40%	2.28%	9%
2005	9.42	0.17	#	0.09	(0.01)	(0.26)	(0.36)	9.05	2.61	5,295	0.80	0.80	0.97	1.81	1.64	20
2004(7)	9.53	0.06	#	0.04	0.05	(0.13)	(0.13)	9.42	1.56	5,080	0.45	0.45	1.03	4.43	3.85	11

Growth & Income Fund

GS4 Class
2006	$14.20	$0.36	#	$0.39	$0.50	$(0.40)	$(0.44)	$14.61	8.78%	$1,400,001	0.13%	0.13%	0.14%	2.44%	2.43%	7%
2005	14.27	0.32	#	0.21	0.36	(0.36)	(0.60)	14.20	6.24	1,273,855	0.13	0.13	0.14	2.18	2.17	10
2004	13.41	0.26	#	0.11	0.99	(0.30)	(0.20)	14.27	10.13	1,283,982	0.13	0.13	0.13	1.90	1.90	6
2003	11.82	0.29		0.15	1.78	(0.36)	(0.27)	13.41	18.79	1,120,080	0.13	0.13	0.13	2.22	2.22	10
2002	13.44	0.36		0.12	(1.33)	(0.42)	(0.35)	11.82	(6.37)	1,019,700	0.13	0.13	0.13	2.68	2.68	12
2001(6)	13.74	0.14		0.06	(0.27)	(0.19)	(0.04)	13.44	(0.47)	1,156,044	0.13	0.13	0.17	2.87	2.83	4

GS6 Class
2006	$9.36	$0.20	#	$0.39	$0.19	$(0.37)	$(0.44)	$9.33	8.30%	$16,080	0.48%	0.48%	0.48%	2.11%	2.11%	7%
2005	9.71	0.18	#	0.21	0.19	(0.33)	(0.60)	9.36	5.96	13,888	0.48	0.48	0.48	1.82	1.82	10
2004	9.28	0.12	#	0.11	0.66	(0.26)	(0.20)	9.71	9.66	13,118	0.46	0.46	0.52	1.28	1.22	6
2003	8.34	0.16		0.15	1.23	(0.33)	(0.27)	9.28	18.52	22,650	0.45	0.45	0.54	2.00	1.91	10
2002	9.72	0.21		0.12	(0.96)	(0.40)	(0.35)	8.34	(6.59)	17,009	0.37	0.37	0.45	2.64	2.56	12
2001(6)	10.00	0.07		0.06	(0.18)	(0.19)	(0.04)	9.72	(0.52)	1,334	0.48	0.48	6.53	4.44	(1.61)	4

GS8 Class
2006	$9.35	$0.17	#	$0.39	$0.19	$(0.34)	$(0.44)	$9.32	8.03%	$8,444	0.87%	0.87%	0.87%	1.81%	1.81%	7%
2005	9.72	0.14	#	0.21	0.17	(0.29)	(0.60)	9.35	5.39	5,836	0.90	0.90	0.92	1.44	1.42	10
2004(7)	9.74	0.07	#	0.11	0.16	(0.16)	(0.20)	9.72	3.50	5,174	0.61	0.61	1.13	4.84	4.32	6

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Not annualized.
(4)	Annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Inception date was August 27, 2001.
(7)	Inception date was November 8, 2004.

26	See Notes to Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return (3)	Net Assets, End of Period (000)	Ratios to Average Net Assets
												Expenses, Net (4)(5)	Expenses, Including Expense Reduction (4)(5)	Expenses, Before Waivers and Expense Reduction (4)(5)	Investment Income, Net (1)(4)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)(4)	Portfolio Turnover Rate (3)
Capital Opportunities Fund

GS4 Class
2006	$15.45	$0.27	#	$0.63		$0.81	$(0.35)	$(0.76)	$16.05	11.03%	$1,137,039	0.13%	0.13%	0.14%	1.66%	1.65%	7%
2005	15.03	0.23	#	0.31		0.68	(0.31)	(0.49)	15.45	8.09	1,046,061	0.13	0.13	0.14	1.50	1.49	5
2004	13.62	0.19	#	0.08		1.47	(0.21)	(0.12)	15.03	12.80	1,043,625	0.13	0.13	0.13	1.33	1.33	3
2003	11.17	0.19		0.07		2.56	(0.23)	(0.14)	13.62	25.23	900,021	0.13	0.13	0.14	1.54	1.53	8
2002	13.37	0.22		0.06		(2.05)	(0.24)	(0.19)	11.17	(13.25)	745,968	0.13	0.13	0.14	1.72	1.71	10
2001(6)	13.71	0.08		0.03		(0.34)	(0.11)	— †	13.37	(1.68)	883,648	0.13	0.13	0.17	1.76	1.72	3

GS6 Class
2006	$10.61	$0.14	#	$0.63		$0.35	$(0.30)	$(0.76)	$10.67	10.58%	$9,448	0.59%	0.59%	0.59%	1.27%	1.27%	7%
2005	10.57	0.11	#	0.31		0.37	(0.26)	(0.49)	10.61	7.43	7,571	0.62	0.62	0.62	1.01	1.01	5
2004	9.67	0.07	#	0.08		1.03	(0.16)	(0.12)	10.57	12.28	7,042	0.56	0.56	0.61	0.66	0.61	3
2003	8.01	0.11		0.07		1.82	(0.20)	(0.14)	9.67	24.93	13,585	0.52	0.52	0.62	1.20	1.10	8
2002	9.73	0.12		0.06		(1.50)	(0.21)	(0.19)	8.01	(13.56)	9,859	0.42	0.42	0.55	1.54	1.41	10
2001(6)	10.00	0.03		0.03		(0.22)	(0.11)	— †	9.73	(1.64)	331	0.48	0.48	43.03	3.87	(38.68)	3

GS8 Class
2006	$10.60	$0.11	#	$0.63		$0.35	$(0.28)	$(0.76)	$10.65	10.24%	$8,099	0.85%	0.85%	0.85%	1.00%	1.00%	7%
2005	10.56	0.08	#	0.31		0.37	(0.23)	(0.49)	10.60	7.21	6,131	0.92	0.92	0.92	0.76	0.76	5
2004(7)	10.31	0.04	#	0.08		0.35	(0.10)	(0.12)	10.56	4.63	5,234	1.00	1.00	1.06	2.93	2.87	3

Global Equity Fund

GS4 Class
2006	$16.28	$0.15	#	$0.88		$1.13	$(0.28)	$(0.93)	$17.23	13.20%	$1,031,999	0.13%	0.13%	0.14%	0.90%	0.89%	4%
2005	15.55	0.13	#	0.41		0.98	(0.23)	(0.56)	16.28	9.75	940,769	0.13	0.13	0.14	0.85	0.84	4
2004	13.64	0.11	#	0.04		1.96	(0.12)	(0.08)	15.55	15.47	936,734	0.13	0.13	0.13	0.77	0.77	2
2003	10.40	0.10		—		3.23	(0.09)	—	13.64	31.99	801,407	0.13	0.13	0.14	0.82	0.81	4
2002	13.14	0.08		—	†	(2.71)	(0.08)	(0.03)	10.40	(20.04)	616,043	0.13	0.13	0.14	0.68	0.67	6
2001(6)	13.57	0.03		—		(0.43)	(0.03)	— †	13.14	(2.96)	810,507	0.13	0.13	0.17	0.61	0.57	3

GS6 Class
2006	$11.67	$0.07	#	$0.88		$0.55	$(0.24)	$(0.93)	$12.00	12.79%	$16,887	0.47%	0.47%	0.47%	0.58%	0.58%	4%
2005	11.35	0.06	#	0.41		0.60	(0.19)	(0.56)	11.67	9.40	14,441	0.50	0.50	0.50	0.48	0.48	4
2004	10.00	0.04	#	0.04		1.43	(0.08)	(0.08)	11.35	15.17	13,202	0.44	0.44	0.50	0.37	0.31	2
2003	7.65	0.05		—		2.36	(0.06)	—	10.00	31.53	17,973	0.43	0.43	0.48	0.53	0.48	4
2002	9.70	0.04		—	†	(2.00)	(0.06)	(0.03)	7.65	(20.25)	12,805	0.35	0.35	0.44	0.53	0.44	6
2001(6)	10.00	0.02		—		(0.29)	(0.03)	— †	9.70	(2.75)	207	0.48	0.48	66.34	1.57	(64.29)	3

GS8 Class
2006	$11.66	$0.03	#	$0.88		$0.54	$(0.20)	$(0.93)	$11.98	12.36%	$7,159	0.85%	0.85%	0.85%	0.21%	0.21%	4%
2005	11.35	0.01	#	0.41		0.61	(0.16)	(0.56)	11.66	8.97	5,926	0.87	0.87	0.92	0.13	0.08	4
2004(7)	10.83	0.03	#	0.04		0.57	(0.04)	(0.08)	11.35	5.94	5,296	0.87	0.87	1.04	1.64	1.47	2

See Notes to Financial Statements.	27

Flexible Income Fund I

The Fund is constructed using a blend of seven GuideStone Funds Select Funds GS2. The Fund’s actual asset allocation at quarter-end was 19% U.S. Equity, 6% Non-U.S. Equity, and 75% Fixed Income. The Fund’s returns were positive for the quarter and the year; however it trailed its composite benchmark. The largest component of the Fund, the Low-Duration Bond Fund GS2, generated a positive return for the quarter and the year, with performance slightly trailing its underlying benchmark (Merrill Lynch 1-3 Year Treasury Index). The Fund’s benchmark-relative underperformance for the year was most impacted by its exposure to the Growth Equity Fund GS2. The Growth Equity Fund’s returns were slightly positive for the year but it significantly trailed its underlying benchmark index.

Please see page 30 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Flexible Income Fund I

Average Annual Total Returns as of 12/31/06
	GS2 Class*	Benchmark**
One Year	6.21%	7.43%
Since Inception	5.40%	5.70%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Flexible Income Fund I
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.9%
GuideStone Funds Equity Index Fund (GS2 Class)¥	90,381	$1,001,419
GuideStone Funds Growth Equity Fund (GS2 Class)¥	393,732	4,421,611
GuideStone Funds International Equity Fund (GS2 Class)¥	224,534	3,547,641
GuideStone Funds Low-Duration Bond Fund (GS2 Class)¥	4,675,167	41,562,232
GuideStone Funds Money Market Fund (GS2 Class)¥	621,033	621,033
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	98,042	1,110,817
GuideStone Funds Value Equity Fund (GS2 Class)¥	405,729	4,308,839

Total Affiliated Mutual Funds
(Cost $57,992,099)		56,573,592

	Par
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bill 4.85%, 02/22/07‡‡	$20,000	19,860
U.S. Treasury Note 5.00%, 07/31/08	595,000	596,163

Total U.S. Treasury Obligations
(Cost $616,663)		616,023

TOTAL INVESTMENTS — 100.0%
(Cost $58,608,762)		57,189,615

Liabilities in Excess of Other
Assets — 0.0%		(1,430)

NET ASSETS — 100.0%		$57,188,185

PORTFOLIO SUMMARY (based on net assets)

%
Bond Fund	72.7
Domestic Equity Funds	18.9
International Equity Fund	6.2
U.S. Treasury Obligations	1.1
Money Market Fund	1.1
Futures Contracts	0.4

100.4

30	See Notes to Financial Statements.

Growth & Income Fund I

The Fund is constructed using a blend of nine GuideStone Funds Select Funds GS2. The Fund’s asset allocation at quarter-end was 37% U.S. Equity, 13% Non-U.S. Equity, and 50% Fixed Income. The Fund experienced a positive return for the quarter and the year yet underperformed its composite benchmark. For the year, the Fund’s positive performance was primarily due to the Fund’s underlying investment in the International Equity Fund GS2 and the Value Equity Fund GS2. The Fund’s benchmark-relative underperformance for the year was primarily driven by its exposure to the Growth Equity Fund GS2. The largest component of the Fund, the Medium-Duration Bond Fund GS2, posted a return slightly ahead of its underlying benchmark, the Lehman Brothers Aggregate Bond Index for the year.

Please see page 33 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Growth & Income Fund I

Average Annual Total Returns as of 12/31/06
	GS2 Class*	Benchmark**
One Year	8.85%	11.29%
Since Inception	9.89%	10.22%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth & Income Fund I
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.0%
GuideStone Funds Equity Index Fund (GS2 Class)¥	781,759	$8,661,886
GuideStone Funds Extended-Duration Bond Fund (GS2 Class)¥	3,138,331	25,514,630
GuideStone Funds Growth Equity Fund (GS2 Class)¥	3,400,277	38,185,107
GuideStone Funds International Equity Fund (GS2 Class)¥	2,199,186	34,747,146
GuideStone Funds Low-Duration Bond Fund (GS2 Class)¥	4,190,880	37,256,922
GuideStone Funds Medium-Duration Bond Fund (GS2 Class)¥	7,434,555	63,268,061
GuideStone Funds Money Market Fund (GS2 Class)¥	3,568,611	3,568,611
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	866,954	9,822,586
GuideStone Funds Value Equity Fund (GS2 Class)¥	3,673,568	39,013,288

Total Affiliated Mutual Funds
(Cost $256,951,987)		260,038,237

	Par
U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bill 4.85%, 02/22/07‡‡	$130,000	129,094
U.S. Treasury Note 4.88%, 02/15/12	2,385,000	2,407,548

Total U.S. Treasury Obligations
(Cost $2,540,297)		2,536,642

TOTAL INVESTMENTS — 100.0%
(Cost $259,492,284)		262,574,879

Liabilities in Excess of Other Assets — 0.0%		(123,664)

NET ASSETS — 100.0%		$262,451,215

PORTFOLIO SUMMARY (based on net assets)
%
Bond Funds	48.0
Domestic Equity Funds	36.4
International Equity Fund	13.2
Money Market Fund	1.4
U.S. Treasury Obligations	1.0
Futures Contracts	0.9

100.9

See Notes to Financial Statements.	33

Capital Opportunities Fund I

The Fund is constructed using a blend of nine GuideStone Funds Select Funds GS2. The Fund’s asset allocation at quarter-end was 56% U.S. Equity, 19% Non-U.S. Equity, and 25% Fixed Income. The Fund posted a positive return for the quarter and the year yet trailed its composite benchmark. Strong overall performance can be attributed to positive returns in domestic and non-U.S. equity markets. For the year, the Fund’s positive performance was primarily driven by its underlying investment in the International Equity Fund GS2 and the Value Equity Fund GS2. The largest detractor to benchmark-relative underperformance was the Fund’s investment in the Growth Equity Fund GS2.

Please see page 36 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Capital Opportunities Fund I

Average Annual Total Returns as of 12/31/06
	GS2 Class*	Benchmark**
One Year	11.21%	14.81%
Since Inception	13.02%	13.74%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Capital Opportunities Fund I
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.5%
GuideStone Funds Equity Index Fund (GS2 Class)¥	837,480	$9,279,277
GuideStone Funds Extended-Duration Bond Fund (GS2 Class)¥	1,122,850	9,128,768
GuideStone Funds Growth Equity Fund (GS2 Class)¥	3,641,168	40,890,312
GuideStone Funds International Equity Fund (GS2 Class)¥	2,265,428	35,793,768
GuideStone Funds Low-Duration Bond Fund (GS2 Class)¥	1,519,955	13,512,404
GuideStone Funds Medium-Duration Bond Fund (GS2 Class)¥	2,637,510	22,445,212
GuideStone Funds Money Market Fund (GS2 Class)¥	3,282,488	3,282,488
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	915,463	10,372,196
GuideStone Funds Value Equity Fund (GS2 Class)¥	3,942,454	41,868,857

Total Affiliated Mutual Funds
(Cost $175,802,807)		186,573,282

	Par
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bills
4.85%, 02/22/07‡‡	$130,000	129,094
4.95%, 02/22/07‡‡	50,000	49,651

		178,745

U.S. Treasury Note
4.88%, 02/15/12	815,000	822,705

Total U.S. Treasury Obligations
(Cost $1,004,468)		1,001,450

TOTAL INVESTMENTS — 100.0%
(Cost $176,807,275)		187,574,732

Liabilities in Excess of Other
Assets — 0.0%		(38,383)

NET ASSETS — 100.0%		$187,536,349

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	54.6
Bond Funds	24.0
International Equity Fund	19.1
Money Market Fund	1.8
Futures Contracts	1.3
U.S. Treasury Obligations	0.5

101.3

36	See Notes to Financial Statements.

Global Equity Fund I

The Fund is constructed using a blend of six GuideStone Funds Select Funds GS2. The Fund’s asset allocation at quarter-end was 73% U.S. Equity, 25% Non-U.S. Equity, and 2% Fixed Income. The Fund posted a positive return for the quarter and the year yet trailed its composite benchmark. Strong overall performance can be attributed to positive returns in the domestic and non-U.S. equity markets. For the year, the Fund’s positive performance was primarily driven by its underlying investment in the International Equity Fund GS2 and the Value Equity Fund GS2. The Fund’s benchmark-relative underperformance was due to exposure to the Growth Equity Fund GS2.

Please see page 39 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Global Equity Fund I

Average Annual Total Returns as of 12/31/06
	GS2 Class*	Benchmark**
One year	13.33%	18.40%
Since Inception	16.10%	17.30%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI® Ex-U.S.

The Russell 3000® Index measures the performance of the 2,959 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Equity Fund I
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
AFFILIATED MUTUAL FUNDS — 100.0%
GuideStone Funds Equity Index Fund (GS2 Class)¥	850,090	$9,418,997
GuideStone Funds Growth Equity Fund (GS2 Class)¥	3,685,220	41,385,017
GuideStone Funds International Equity Fund (GS2 Class)¥	2,207,513	34,878,703
GuideStone Funds Money Market Fund (GS2 Class)¥	2,900,147	2,900,147
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	924,371	10,473,129
GuideStone Funds Value Equity Fund (GS2 Class)¥	4,058,956	43,106,116

Total Affiliated Mutual Funds
(Cost $132,777,323)		142,162,109

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
4.85%, 02/22/07‡‡
(Cost $139,019)	$140,000	139,024

TOTAL INVESTMENTS — 100.1%
(Cost $132,916,342)		142,301,133

Liabilities in Excess of Other Assets — (0.1)%		(83,254)

NET ASSETS — 100.0%		$142,217,879

PORTFOLIO SUMMARY (based on net assets)

		%
Domestic Equity Funds		73.4
International Equity Fund		24.5
Money Market Fund		2.1
Futures Contracts		1.6
U.S. Treasury Obligation		0.1

		101.7

See Notes to Financial Statements.	39

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Assets
Investments in securities of affiliated issuers, at value	$56,573,592	$260,038,237	$186,573,282	$142,162,109
Investments in securities of unaffiliated issuers, at value	616,023	2,536,642	1,001,450	139,024

Total investments (1)	57,189,615	262,574,879	187,574,732	142,301,133
Receivables:
Dividends	2,023	14,154	12,527	10,460
Interest	12,450	43,917	15,007	—
Fund shares sold	260	—	—	26
Receivable from advisor	3,865	—	—	—
Prepaid expenses and other assets	5,720	5,720	5,720	5,720

Total Assets	57,213,933	262,638,670	187,607,986	142,317,339

Liabilities
Payables:
Fund shares redeemed	—	90,131	21,796	57,394
Variation margin	810	8,910	9,180	8,370
Distributions payable	—	36,512	—	—
Accrued expenses:
Advisory fees	—	19,118	8,814	5,194
Other expenses	24,938	32,784	31,847	28,502

Total Liabilities	25,748	187,455	71,637	99,460

Net Assets	$57,188,185	$262,451,215	$187,536,349	$142,217,879

Net Assets Consist of:
Paid-in-capital	$57,773,687	$251,069,435	$166,891,485	$122,621,907
Undistributed net investment income	81	—	—	519
Accumulated net realized gain on investments	833,828	8,298,664	9,878,974	10,213,414
Net unrealized appreciation (depreciation) on investments and futures transactions	(1,419,411)	3,083,116	10,765,890	9,382,039

Net Assets	$57,188,185	$262,451,215	$187,536,349	$142,217,879

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$57,188,185	$262,451,215	$187,536,349	$142,217,879

GS2 shares outstanding	5,692,279	23,124,361	14,474,944	9,768,685

Net asset value, offering and redemption price per GS2 share	$10.05	$11.35	$12.96	$14.56

(1) Investments in securities of affiliated issuers, at cost	$57,992,099	$256,951,987	$175,802,807	$132,777,323
Investments in securities of unaffiliated issuers, at cost	616,663	2,540,297	1,004,468	139,019

Total investments at cost	$58,608,762	$259,492,284	$176,807,275	$132,916,342

40	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Investment Income
Income dividends received from affiliated funds	$2,577,247	$10,044,057	$4,916,285	$2,173,552
Interest	28,923	96,890	38,730	6,422

Total Investment Income	2,606,170	10,140,947	4,955,015	2,179,974

Expenses
Investment advisory fees	56,076	249,992	172,978	134,214
Transfer agent fees	7,366	14,700	14,680	7,482
Custodian fees	9,006	14,318	12,623	10,851
Accounting and administration fees	22,759	80,402	57,475	45,948
Professional fees	58,426	58,426	58,426	58,546
Shareholder reporting fees	181	232	228	221
Trustee fees	427	1,896	1,330	1,012
Line of credit facility fees	250	1,118	785	597
Other expenses	14,721	15,283	16,467	15,328

Total Expenses	169,212	436,367	334,992	274,199
Expenses waived/reimbursed (See Footnote 3a and 3c)	(74,843)	(16,300)	(44,435)	(48,541)
Fees paid indirectly	(2,233)	(1,595)	(2,081)	(2,220)

Net expenses	92,136	418,472	288,476	223,438

Net Investment Income	2,514,034	9,722,475	4,666,539	1,956,536

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,167,936	10,843,951	11,403,765	11,517,440
Net realized gain on investment securities of affiliated issuers	520,548	3,304,659	3,194,049	3,832,493
Net realized loss on investment securities of unaffiliated issuers	(3,906)	(20,999)	(2,496)	—
Net realized gain on futures transactions	15,809	169,761	193,351	198,729

Net realized gain	1,700,387	14,297,372	14,788,669	15,548,662

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(888,740)	(2,715,650)	(1,193,379)	(845,698)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(1,021)	(8,975)	(6,894)	(9)
Change in unrealized appreciation (depreciation) on futures	1,425	25,620	30,928	32,133

Net change in unrealized appreciation (depreciation)	(888,336)	(2,699,005)	(1,169,345)	(813,574)

Net Realized and Unrealized Gain (Loss)	812,051	11,598,367	13,619,324	14,735,088

Net Increase in Net Assets Resulting from Operations	$3,326,085	$21,320,842	$18,285,863	$16,691,624

See Notes to Financial Statements.	41

STATEMENTS OF CHANGES IN NET ASSETS

	Flexible Income Fund I		Growth & Income Fund I
	For the Year Ended		For the Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05
Operations:
Net investment income	$2,514,034	$1,830,186	$9,722,475	$7,773,603
Net realized gain on investment securities and futures transactions	1,700,387	1,213,257	14,297,372	9,148,867
Net change in unrealized appreciation (depreciation) on investment securities and futures	(888,336)	(1,198,806)	(2,699,005)	(2,317,487)

Net increase in net assets resulting from operations	3,326,085	1,844,637	21,320,842	14,604,983

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(2,664,833)	(1,960,531)	(11,094,525)	(9,389,155)
Distributions from net realized capital gains	(1,273,583)	(695,374)	(10,048,649)	(3,407,754)

Total dividends and distributions	(3,938,416)	(2,655,905)	(21,143,174)	(12,796,909)

Capital Share Transactions:
Proceeds from GS2 shares sold	6,364,329	26,280,249	18,379,727	115,223,447
Reinvestment of dividends and distributions into GS2 shares	3,938,416	2,655,905	21,106,662	12,765,942
Value of GS2 shares redeemed	(6,733,659)	(5,340,931)	(16,456,454)	(12,719,755)

Net increase from capital share transactions (See Footnote 7)	3,569,086	23,595,223	23,029,935	115,269,634

Total increase in net assets	2,956,755	22,783,955	23,207,603	117,077,708

Net Assets:
Beginning of Period	54,231,430	31,447,475	239,243,612	122,165,904

End of Period*	$57,188,185	$54,231,430	$262,451,215	$239,243,612

*Including undistributed (distributions in excess of) net investment income	$81	$—	$—	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

42	See Notes to Financial Statements.

Capital Opportunities Fund I		Global Equity Fund I
For the Year Ended		For the Year Ended
12/31/06	12/31/05	12/31/06	12/31/05
$4,666,539	$3,555,535	$1,956,536	$1,566,580
14,788,669	7,661,333	15,548,662	7,058,840
(1,169,345)	1,249,654	(813,574)	3,271,382

18,285,863	12,466,522	16,691,624	11,896,802

(6,115,489)	(4,846,404)	(3,422,335)	(2,745,940)
(8,535,324)	(1,893,666)	(8,647,866)	(1,346,880)

(14,650,813)	(6,740,070)	(12,070,201)	(4,092,820)

18,830,322	85,516,600	11,000,461	87,397,534
14,650,813	6,740,071	12,070,201	4,092,820
(9,428,660)	(8,741,940)	(11,299,905)	(7,011,778)

24,052,475	83,514,731	11,770,757	84,478,576

27,687,525	89,241,183	16,392,180	92,282,558

159,848,824	70,607,641	125,825,699	33,543,141

$187,536,349	$159,848,824	$142,217,879	$125,825,699

$—	$539	$519	$170

See Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return (3)	Net Assets, End of Period (000)	Expenses, Net (4)(5)	Expenses, Including Expense Reduction (4)(5)	Expenses, Before Waivers and Expense Reduction (4)(5)	Investment Income, Net (1)(4)	Investment Income, Excluding Waivers and Expense Reduction (1)(4)	Portfolio Turnover Rate (3)
Flexible Income Fund I
GS2 Class
2006	$10.15	$0.46		$0.19	$(0.02)	$(0.49)	$(0.24)	$10.05	6.21%	$57,188	0.17%	0.17%	0.30%	4.53%	4.40%	16%
2005	10.31	0.36		0.10	(0.10)	(0.38)	(0.14)	10.15	3.46	54,231	0.17	0.17	0.30	3.52	3.39	16
2004	10.31	0.25		0.05	0.19	(0.36)	(0.13)	10.31	4.77	31,447	0.17	0.17	0.39	2.42	2.20	23
2003(6)	10.00	0.18		0.10	0.16	(0.12)	(0.01)	10.31	4.40	28,636	0.17	0.17	0.51	4.16	3.82	8

Growth & Income Fund I
GS2 Class
2006	$11.32	$0.46	#	$0.45	$0.09	$(0.50)	$(0.47)	$11.35	8.85%	$262,451	0.17%	0.17%	0.18%	3.93%	3.92%	13%
2005	11.23	0.40	#	0.25	0.07	(0.46)	(0.17)	11.32	6.42	239,244	0.17	0.17	0.18	3.49	3.48	11
2004	10.62	0.34	#	0.14	0.60	(0.36)	(0.11)	11.23	10.26	122,166	0.17	0.17	0.22	3.07	3.02	10
2003(6)	10.00	0.21		0.17	0.51	(0.26)	(0.01)	10.62	8.94	71,982	0.17	0.17	0.28	4.76	4.65	5

Capital Opportunities Fund I
GS2 Class
2006	$12.62	$0.34		$0.73	$0.35	$(0.44)	$(0.64)	$12.96	11.21%	$187,536	0.17%	0.17%	0.20%	2.73%	2.70%	9%
2005	12.17	0.29		0.38	0.33	(0.39)	(0.16)	12.62	8.20	159,849	0.17	0.17	0.20	2.42	2.39	8
2004	11.11	0.24		0.09	1.09	(0.26)	(0.10)	12.17	12.88	70,608	0.17	0.17	0.27	2.13	2.03	7
2003(6)	10.00	0.15		0.09	1.07	(0.18)	(0.02)	11.11	13.02	57,489	0.17	0.17	0.31	3.24	3.10	3

Global Equity Fund I
GS2 Class
2006	$14.01	$0.21		$1.09	$0.57	$(0.36)	$(0.96)	$14.56	13.33%	$142,218	0.17%	0.17%	0.21%	1.47%	1.43%	8%
2005	13.16	0.18		0.52	0.62	(0.31)	(0.16)	14.01	9.98	125,826	0.17	0.17	0.21	1.38	1.34	5
2004	11.62	0.15		0.05	1.60	(0.15)	(0.11)	13.16	15.48	33,543	0.17	0.17	0.41	1.29	1.05	7
2003(6)	10.00	0.09		—	1.63	(0.09)	(0.01)	11.62	17.16	25,678	0.17	0.17	0.50	1.69	1.36	1

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Not annualized.
(4)	Annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Inception date was July 1, 2003.

44	See Notes to Financial Statements.

Money Market Fund

The Fund is comprised of a broad range of high quality, short-term money market instruments. The Fund posted a positive return and performed as expected relative to its benchmark index, the Citigroup 3-month T-bill Index for the fourth quarter and year. The Fund, benefiting from higher short-term interest rates in response to Fed tightenings, generated an annual return of 4.72%, the Fund’s highest calendar year annual return since its inception. The Fund’s 7-day annualized yield also increased materially during the year. As evidence, the Fund’s annualized yield was 4.91% at year-end, compared to 3.92% one year ago. The average weighted maturity of the Fund was 37 days at quarter-end, a slight decrease from 42 days at September 30, 2006. Maturities within the Fund remained fairly concentrated between 15 and 90 days. At year-end, major sector holdings were commercial paper, floating rate corporate/bank notes and certificate and time deposits. During the quarter, the percentage of assets invested in commercial paper decreased while the allocation to floating rate notes increased. At the sub-adviser level, BlackRock utilized several strategies that added incremental excess return relative to the benchmark index. In response to expectations of relatively stable monetary policy, a laddered portfolio structure was maintained throughout the quarter. Available cash was deployed in commercial paper and certificates of deposit in the 30-90 day range at a premium over the federal funds target rate. Securities due in the 90-day range and variable rate obligations were also added during the fourth quarter.

Please see page 48 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Money Market Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	4.92%	4.72%	4.29%	4.76%	3.98%	4.76%
Five Year	2.39%	2.20%	1.88%	2.35%	N/A	N/A
Since Inception	2.36%	2.23%	1.91%	2.38%	2.91%	3.74%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

7-Day Annualized Yield as of 12/31/06
GS2 Class*	GS4 Class*	GS6 Class*	GS8 Class*
5.11%	4.91%	4.50%	4.20%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Index.

*	These performance figures reflect expense waivers by the Fund’s investment advisor. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Citigroup 3-Month Index is composed of the monthly return equivalents of yield averages that are not marked to market. The 3-Month Treasury Bill Index consists of the last three 3-month Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Money Market Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Par	Value
CERTIFICATES OF DEPOSIT — 12.9%
Barclays Bank PLC NY
5.32%, 01/12/07	$15,000,000	$15,000,000
5.30%, 03/06/07	35,000,000	35,000,000
Mizuho Corporate Bank NY
5.33%, 02/26/07	9,000,000	9,000,000
Royal Bank of Scotland NY
4.81%, 01/16/07	8,540,000	8,540,000
4.87%, 02/02/07	17,000,000	17,000,000
Washington Mutual Bank FA
5.33%, 02/16/07	50,000,000	50,000,000

Total Certificates of Deposit
(Cost $134,540,000)		134,540,000

COMMERCIAL PAPER — 65.9%
BASF AG
5.25%, 01/17/07	9,825,000	9,802,075
Bear Stearns Co., Inc.
5.24%, 01/30/07	31,000,000	30,869,146
5.25%, 02/09/07	4,000,000	3,977,250
Beethoven Funding Corporation
5.25%, 03/01/07	29,178,000	28,926,948
5.25%, 03/05/07	21,000,000	20,807,062
CIT Group, Inc.
5.25%, 02/20/07	13,279,000	13,182,174
Citigroup Funding, Inc.
5.24%, 01/08/07	5,700,000	5,694,192
5.25%, 01/23/07	32,000,000	31,897,333
Countrywide Financial Corporation
5.40%, 01/02/07	27,223,000	27,218,917
Crown Point Capital Co. LLC
5.26%, 01/16/07	3,000,000	2,993,425
DEPFA Bank PLC
5.26%, 01/25/07	17,000,000	16,940,387
Dorada Finance, Inc.
5.26%, 01/22/07	12,175,000	12,137,643
Erasmus Capital Corporation
5.26%, 03/15/07	25,000,000	24,733,347
5.27%, 03/19/07	13,365,000	13,214,350
Five Finance, Inc.
5.26%, 02/14/07	9,000,000	8,942,140
General Electric Capital Services, Inc.
5.24%, 02/08/07	29,000,000	28,839,598
5.25%, 02/14/07	5,000,000	4,967,917
Grampian Funding LLC
5.25%, 02/06/07	18,000,000	17,905,500
HBOS Treasury Services PLC
5.25%, 01/22/07	35,000,000	34,892,915
Hudson-Thames LLC
5.27%, 03/20/07	8,000,000	7,908,653
Irish Life & Permanent PLC
5.25%, 01/31/07	22,000,000	21,903,750
5.25%, 04/11/07	9,000,000	8,868,750
K2 (USA) LLC
5.26%, 01/18/07	11,400,000	11,371,684
Lake Constance Funding LLC
5.25%, 03/08/07	25,000,000	24,759,375
Lehman Brothers Holdings, Inc.
5.36%, 04/12/07†	23,000,000	23,000,000
Links Finance LLC
5.26%, 01/12/07	22,000,000	21,964,675
Lockhart Funding LLC
5.29%, 02/05/07	11,000,000	10,943,426
Metlife Funding, Inc.
5.24%, 01/17/07	6,000,000	5,986,027
Morgan Stanley
5.37%, 05/16/07	25,000,000	25,000,000
5.37%, 07/09/07	8,000,000	8,000,000
Nationwide Building Society
5.25%, 01/30/07	28,000,000	27,881,583
Nestle Capital Corporation
5.23%, 03/15/07	28,000,000	27,703,052
Societe Generale NA
5.25%, 03/08/07	14,000,000	13,865,250
Solitaire Funding LLC
5.27%, 01/22/07	3,000,000	2,990,778
Surrey Funding Corporation
5.25%, 01/12/07	42,000,000	41,932,625
UBS Finance Delaware LLC
5.24%, 01/24/07	40,000,000	39,866,089
Unicredito Italiano Bank (Ireland) PLC
5.38%, 01/22/07	11,100,000	11,065,164
5.38%, 01/25/07	12,900,000	12,853,732

Total Commercial Paper
(Cost $685,806,932)		685,806,932

MASTER NOTES — 5.2%
Citigroup Global Markets, Inc.
5.38%, 01/02/07†	15,000,000	15,000,000
Goldman Sachs Group
5.37%, 01/24/07†@	21,150,000	21,150,000
Morgan Stanley Mortgage Capital, Inc.
5.48%, 01/02/07†	5,075,000	5,075,000
5.42%, 01/05/07†	12,591,000	12,591,000

Total Master Notes
(Cost $53,816,000)		53,816,000

MUNICIPAL BOND — 0.9%
Bergen County, New Jersey Improvement Authority, Series D Revenue Bond (Wachovia Bank NA Insured)
5.40%, 01/04/07†
(Cost $10,000,000)	10,000,000	10,000,000

VARIABLE RATE OBLIGATIONS — 14.9%
Allstate Life Global Funding II
5.36%, 01/29/07 144A†	20,000,000	20,000,000
American Honda Finance Corporation
5.47%, 03/08/07 144A†	35,000,000	35,009,797
Bear Stearns Co., Inc.
5.41%, 01/29/07†	10,000,000	10,000,000
Bosma Industries for the Blind, Inc.
5.50%, 01/04/07†	785,000	785,000
General Electric Capital Corporation
5.48%, 01/17/07†	2,240,000	2,240,994
5.31%, 01/24/07†	5,500,000	5,500,000
Lehman Brothers Holdings, Inc.
5.50%, 02/15/07†	15,000,000	15,002,258
Merrill Lynch & Co., Inc.
5.34%, 02/28/07†	10,000,000	10,000,000

See Notes to Financial Statements.	47

Money Market Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Metropolitan Life Global Funding I
5.45%, 01/29/07 144A†	$10,000,000	$10,000,000
Park Street Properties I LLC
5.35%, 01/03/07†	450,000	450,000
Principal Life Income Funding Trusts
5.38%, 03/07/07†	6,400,000	6,403,551
Racers Trust
5.37%, 01/22/07 144A†	8,600,000	8,600,000
SDB Capital LLC
5.35%, 01/04/07†	11,615,000	11,615,000
Shipley Group LP
5.50%, 01/04/07†	1,300,000	1,300,000
Skandinaviska Enskilda Banken AB
5.34%, 03/08/07 144A†	10,000,000	10,000,000
Westpac Banking Corporation
5.39%, 03/12/07†	8,250,000	8,250,000

Total Variable Rate Obligations
(Cost $155,156,600)		155,156,600

TOTAL INVESTMENTS — 99.8%
(Cost $1,039,319,532)		1,039,319,532

Other Assets in Excess of Liabilities — 0.2%		2,062,920

NET ASSETS — 100.0%		$1,041,382,452

PORTFOLIO SUMMARY (based on net assets)

%
Commercial Paper	65.9
Variable Rate Obligations	14.9
Certificates of Deposit	12.9
Master Notes	5.2
Municipal Bond	0.9

99.8

48	See Notes to Financial Statements.

Low-Duration Bond Fund

The Fund is comprised of high quality, fixed income securities primarily with shorter maturities. The Fund posted a positive return but slightly underperformed its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, during the fourth quarter and year. Active management added value during the year but was not quite enough to overcome expenses. 2006 was the best performing year for low-duration bonds since 2002. The Fund’s benchmark relative performance was positively impacted by its underweight to the Treasury sector and significant overweights to higher yielding sectors such as mortgages, corporates and asset-backed securities. Longer-than-benchmark duration positions by several sub-advisers during the quarter negatively impacted performance as interest rates rose, especially during December. Two of the three sub-advisers outpaced the benchmark during the quarter. Payden & Rygel delivered the strongest benchmark relative performance due to allocations to yield-enhancing sectors such as mortgages, corporates and asset-backed securities. This exposure generated higher income relative to the benchmark.

Please see page 59 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	3.94%	3.75%	3.43%	3.96%	3.04%	3.96%
Five Year	3.09%	2.92%	2.67%	2.82%	N/A	N/A
Since Inception	3.18%	3.10%	2.79%	3.14%	1.78%	2.63%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Par	Value
AGENCY OBLIGATION — 0.1%
Small Business Administration
6.95%, 11/10/16
(Cost $1,067,305)	$1,051,876	$1,088,582

ASSET-BACKED SECURITIES — 23.3%
Accredited Mortgage Loan Trust
5.42%, 09/25/35 STEP	378,806	378,840
ACE Securities Corporation
5.55%, 04/25/35†	2,102,799	2,104,049
Amresco Independence Funding, Inc.
6.75%, 06/15/26 144A†	693,749	691,497
Argent Securities, Inc.
5.45%, 11/25/35†	187,286	187,304
Asset-Backed Securities Corporation Home Equity
5.60%, 09/25/34†	371,151	370,952
5.37%, 11/25/36†	1,653,570	1,653,596
BA Credit Card Trust
4.72%, 05/15/13	2,725,000	2,691,789
Bear Stearns Asset-Backed Securities, Inc.
5.43%, 02/25/29†	1,220,359	1,220,532
5.44%, 11/25/35†	1,495,468	1,495,770
5.43%, 01/25/36†	2,942,216	2,942,629
5.37%, 11/25/36†	1,640,131	1,639,620
Business Loan Express
7.25%, 01/01/25 144A†	389,289	378,693
Capital Auto Receivables Asset Trust
2.00%, 11/15/07Δ	103,305	103,167
3.35%, 02/15/08	1,653,219	1,647,795
4.05%, 07/15/09‡‡	2,575,000	2,557,015
5.31%, 10/20/09 144A	1,900,000	1,900,182
5.32%, 03/20/10 144A	2,300,000	2,302,603
Carrington Mortgage Loan Trust
5.42%, 04/25/36†	1,132,117	1,132,360
Chase Issuance Trust
3.22%, 06/15/10	2,425,000	2,387,379
5.37%, 02/15/12†	1,725,000	1,726,770
Chase Manhattan Auto Owner Trust
5.13%, 05/15/11	1,500,000	1,499,988
5.11%, 04/15/14	1,500,000	1,502,680
Citibank Credit Card Issuance Trust
2.55%, 01/20/09	3,025,000	3,020,755
5.44%, 03/20/09†	1,800,000	1,800,365
Citigroup Mortgage Loan Trust, Inc.
5.41%, 04/25/36 STEP	1,347,915	1,348,165
CNH Equipment Trust
3.48%, 09/15/11	1,350,000	1,321,253
Countrywide Asset-Backed Certificates
5.50%, 03/25/25†	1,085,322	1,085,496
5.44%, 02/01/27†	1,515,538	1,515,788
5.44%, 11/25/28†	782,376	782,502
DaimlerChrysler Auto Trust
3.49%, 12/08/08	921,579	916,599
5.33%, 08/08/10	2,825,000	2,830,733
Discover Card Master Trust I
5.36%, 09/16/10†	2,425,000	2,426,375
Encore Credit Receivables Trust
5.45%, 01/01/36†	311,269	311,301
FHLMC Structured Pass-Through Securities
5.61%, 08/25/31†	1,907,352	1,915,835
Fieldstone Mortgage Investment Corporation
5.47%, 02/25/36 STEP	1,330,280	1,330,468
First Franklin Mortgage Loan Asset-Backed Certificates
5.37%, 11/25/36†	1,845,890	1,845,920
5.37%, 12/25/36†	1,648,919	1,648,794
Ford Credit Auto Owner Trust
4.24%, 03/15/08	447,780	447,353
5.26%, 10/15/10	3,825,000	3,827,630
5.25%, 09/15/11	2,900,000	2,905,559
Fremont Home Loan Trust
5.37%, 10/25/36†	436,198	436,205
GE Capital Credit Card Master Note Trust
5.08%, 09/15/12	2,500,000	2,503,206
Green Tree Financial Corporation
6.04%, 11/01/29	37,975	38,251
GSAA Trust
5.67%, 12/25/34†	1,116,617	1,118,219
GSAMP Trust
5.46%, 09/25/35†	63,346	63,341
5.42%, 01/25/36†	460,455	460,462
Harley-Davidson Motorcycle Trust
5.22%, 06/15/13	2,650,000	2,660,133
Home Equity Asset Trust
5.47%, 01/25/36†	1,101,742	1,101,944
5.46%, 02/25/36†	603,260	603,398
Honda Auto Receivables Owner Trust
2.40%, 02/21/08	571,775	570,085
3.30%, 06/15/08	1,126,035	1,120,006
5.10%, 09/18/08	3,270,466	3,267,401
2.91%, 10/20/08	1,444,767	1,430,584
3.53%, 10/21/08	1,631,920	1,620,704
3.87%, 04/20/09	2,850,374	2,825,479
4.46%, 05/20/09	2,425,000	2,409,476
Hyundai Auto Receivables Trust
5.13%, 02/16/09	440,336	439,992
IFC SBA Loan-Backed Adjustable Rate Certificate
6.25%, 01/15/24 144A†	446,503	446,503
Indymac Residential Asset-Backed Trust
5.41%, 06/25/36†	1,133,112	1,133,324
JP Morgan Mortgage Acquisition Corporation
5.43%, 05/25/25 STEP	673,977	674,069
Long Beach Auto Receivables Trust
5.17%, 08/15/11	4,100,000	4,099,845
Long Beach Mortgage Loan Trust
5.42%, 03/25/36 STEP	1,603,232	1,603,490
5.38%, 06/25/36†	369,390	369,433
5.36%, 11/25/36†	1,268,763	1,268,783

See Notes to Financial Statements.	51

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MASTR Asset-Backed Securities Trust
5.42%, 12/25/35†	$1,416,045	$1,416,302
MBNA Credit Card Master Note Trust
5.85%, 03/15/10†	1,800,000	1,806,013
Merrill Lynch Mortgage Investors, Inc.
5.35%, 06/25/37†	1,301,700	1,301,800
Morgan Stanley ABS Capital I
5.45%, 05/25/32 STEP	938,398	938,587
5.38%, 06/25/36†	2,407,380	2,407,420
5.39%, 06/25/36†	137,252	137,255
Nelnet Student Loan Trust
5.35%, 10/27/14†	6,034,902	6,034,902
5.39%, 01/26/15†	4,430,507	4,432,096
5.47%, 07/25/16†	900,000	901,979
5.47%, 10/25/16†	1,808,825	1,808,775
New Century Home Equity Loan Trust
5.43%, 01/25/36 STEP	1,066,499	1,066,678
Nissan Auto Receivables Owner Trust
2.70%, 12/17/07	109,975	109,862
5.18%, 08/15/08	3,700,000	3,697,110
Nomura Home Equity Loan, Inc.
5.43%, 02/25/36†	1,233,761	1,234,021
5.39%, 03/25/36†	2,649,515	2,649,842
Novastar Home Equity Loan
5.40%, 06/25/36†	1,937,890	1,938,023
Option One Mortgage Loan Trust
5.45%, 11/25/35 STEP	933,080	933,197
5.40%, 07/25/36†	991,213	991,289
5.36%, 02/25/37†	1,601,912	1,601,812
Ownit Mortgage Loan Asset-Backed Certificates
5.47%, 08/25/36†	1,352,742	1,352,964
PBG Equipment Trust
6.27%, 01/20/12 144A	254,867	255,024
People’s Choice Home Loan Securities Trust
5.47%, 08/25/35 STEP	397,725	397,766
Popular ABS Mortgage Pass-Through Trust
5.60%, 09/25/34†	1,103,380	1,103,857
Quest Trust
5.88%, 06/25/34 144A†	135,486	135,892
Renaissance Home Equity Loan Trust
5.43%, 05/25/36†	1,496,498	1,496,920
Residential Asset Mortgage Products, Inc.
5.46%, 05/25/25 STEP	496,087	496,142
5.43%, 07/25/36†	2,738,464	2,738,689
Residential Asset Securities Corporation
5.42%, 04/25/36 STEP	752,745	752,937
SACO I, Inc.
5.46%, 11/25/35†	340,007	340,017
Saxon Asset Securities Trust
5.41%, 03/25/36 STEP	1,758,063	1,758,183
Securitized Asset-Backed Receivables LLC Trust
5.37%, 05/25/36†	2,151,573	2,151,764
SG Mortgage Securities Trust
5.42%, 09/25/35†	249,184	249,205
SLC Student Loan Trust
5.33%, 12/15/10†	1,095,533	1,095,036
SLM Student Loan Trust
5.56%, 01/25/13†	2,495,569	2,499,682
5.35%, 07/25/13†	7,878,636	7,877,968
5.37%, 10/25/18†	2,536,443	2,535,650
Soundview Home Equity Loan Trust
5.42%, 04/25/36†	741,444	741,552
Specialty Underwriting & Residential Finance
5.47%, 06/25/36†	866,830	866,933
5.35%, 06/25/37†	541,514	541,557
5.40%, 11/25/37†	1,635,115	1,634,348
Structured Asset Investment Loan Trust
5.42%, 03/25/36 STEP	1,371,278	1,371,371
5.37%, 07/25/36†	585,576	585,585
Structured Asset Receivables Trust
5.11%, 04/21/11 144A†	3,242,274	3,241,261
Structured Asset Securities Corporation
4.90%, 04/25/35†	1,928,078	1,863,203
5.37%, 10/25/36†	1,762,790	1,762,949
USAA Auto Owner Trust
2.06%, 04/15/08	27,774	27,736
3.03%, 06/16/08	486,322	485,097
3.16%, 02/17/09	1,388,651	1,378,857
5.31%, 03/16/09	3,700,000	3,700,055
3.90%, 07/15/09	2,177,636	2,161,201
4.89%, 08/15/12	2,500,000	2,488,340
Wachovia Auto Loan Owner Trust
5.08%, 04/20/12 144A	3,000,000	2,996,718
Wachovia Student Loan Trust
5.36%, 10/25/13 144A†	824,442	824,442
Whole Auto Loan Trust
3.26%, 03/15/11	4,000,000	3,930,976

Total Asset-Backed Securities
(Cost $189,575,715)		189,307,274

CORPORATE BONDS — 11.5%
Abbott Laboratories
5.38%, 05/15/09Δ	690,000	694,475
American Express Centurion Bank
5.35%, 05/07/08†	1,900,000	1,900,868
American International Group, Inc.
2.88%, 05/15/08	1,410,000	1,364,653
Anadarko Petroleum Corporation
5.76%, 09/15/09†	925,000	929,465
ASIF Global Financing XXIII
3.90%, 10/22/08 144A	420,000	409,903
Bank One Corporation
2.63%, 06/30/08Δ	360,000	346,312
6.00%, 08/01/08	550,000	557,009

52	See Notes to Financial Statements.

	Par	Value
BellSouth Corporation
4.20%, 09/15/09	$2,217,000	$2,156,580
Burlington Northern Santa Fe Corporation
7.88%, 04/15/07	1,900,000	1,912,211
Caterpillar Financial Services Corporation
5.45%, 10/28/08†	5,500,000	5,511,511
Citigroup, Inc.
3.50%, 02/01/08	1,600,000	1,571,618
3.63%, 02/09/09Δ	2,750,000	2,670,005
Clorox Co.
5.49%, 12/14/07†	1,500,000	1,502,031
Comcast LCI Holdings
7.63%, 02/15/08	725,000	742,117
ConocoPhillips Australia Funding Co.
5.47%, 04/09/09†	1,100,000	1,101,576
Countrywide Home Loans, Inc.
3.25%, 05/21/08Δ	2,094,000	2,036,377
CSX Corporation
6.25%, 10/15/08	1,710,000	1,734,718
DaimlerChrysler NA Holding Corporation
5.83%, 09/10/07†	3,800,000	3,809,002
4.05%, 06/04/08	1,130,000	1,106,235
Dominion Resources, Inc.
5.66%, 09/28/07†	3,500,000	3,502,146
Federated Department Stores, Inc.
6.63%, 09/01/08	150,000	152,499
FedEx Corporation
5.46%, 08/08/07†	1,800,000	1,802,542
Gannett Co., Inc.
4.13%, 06/15/08Δ	2,390,000	2,342,972
General Electric Capital Corporation
8.75%, 05/21/07	610,000	617,767
3.45%, 07/16/07	1,300,000	1,287,667
5.42%, 01/15/08†Δ	5,275,000	5,281,604
9.83%, 12/15/08	350,000	379,816
5.40%, 03/16/09†	3,800,000	3,803,409
Golden West Financial Corporation
4.13%, 08/15/07	310,000	307,574
HSBC Bank USA NA
5.46%, 09/21/07†	400,000	400,437
HSBC Finance Corporation
6.40%, 06/17/08	2,390,000	2,427,456
4.13%, 12/15/08Δ	700,000	686,416
4.13%, 11/16/09	700,000	681,003
Kellogg Co.
2.88%, 06/01/08	1,950,000	1,882,774
May Department Stores Co. (The)
3.95%, 07/15/07	1,370,000	1,356,852
Merrill Lynch & Co., Inc.
4.83%, 10/27/08	1,720,000	1,709,740
5.46%, 08/14/09†	3,700,000	3,704,111
MidAmerican Energy Holdings Co.
3.50%, 05/15/08Δ	1,236,000	1,205,534
Oracle Corporation and Ozark Holding, Inc.
5.00%, 01/15/11 144AΔ	450,000	445,872
PSEG Funding Trust I
5.38%, 11/16/07	275,000	274,481
SLM Corporation
4.00%, 01/15/09	2,151,000	2,104,246
Sprint Capital Corporation
6.38%, 05/01/09Δ	1,080,000	1,102,213
Time Warner, Inc.
5.61%, 11/13/09†	5,600,000	5,608,058
Transocean, Inc.
5.57%, 09/05/08†	1,900,000	1,902,052
U.S. Bancorp
5.38%, 04/28/09†	3,700,000	3,703,829
U.S. Bank NA
6.50%, 02/01/08	580,000	585,295
U.S. Central Federal Credit Union
2.75%, 05/30/08	610,000	586,709
Union Pacific Corporation
5.75%, 10/15/07	375,000	375,274
6.79%, 11/09/07Δ	650,000	656,391
Verizon Global Funding Corporation
6.13%, 06/15/07Δ	875,000	877,306
5.50%, 08/15/07†	5,400,000	5,400,022
Wachovia Corporation
3.50%, 08/15/08Δ	540,000	525,216
Washington Mutual Bank
5.42%, 11/16/07†Δ	3,800,000	3,803,808

Total Corporate Bonds
(Cost $93,794,160)		93,539,757

FOREIGN BONDS — 6.4%
Cayman Islands — 0.3%
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	1,322,222	1,302,062
4.63%, 06/15/10 144A	1,322,222	1,302,076

		2,604,138

France — 0.9%
French Treasury Bill
3.08%, 02/08/07(E)	1,380,000	1,815,286
French Treasury Note
2.25%, 03/12/07(E)	3,940,000	5,186,674

		7,001,960

Germany — 3.6%
Bundesobligation
4.00%, 02/16/07(E)	5,450,000	7,197,338
Bundesrepublik Deutschland
6.00%, 01/04/07(E)	13,960,000	18,435,198
German Treasury Bill
2.47%, 01/17/07(E)Ω	2,700,000	3,559,381

		29,191,917

Italy — 0.2%
Telecom Italia Capital SA
4.00%, 11/15/08Δ	2,000,000	1,948,566

Luxembourg — 0.6%
Unicredito Luxembourg Finance SA
5.43%, 10/24/08 144A†	3,800,000	3,801,854

See Notes to Financial Statements.	53

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
VTB Capital SA for Vneshtorgbank
5.97%, 08/01/08 144A†	$800,000	$801,400

		4,603,254

Netherlands — 0.2%
Deutsche Telekom International Finance BV
3.88%, 07/22/08	1,770,000	1,732,988

New Zealand — 0.1%
General Electric Capital Corporation
6.50%, 09/28/15(Z)Δ	1,185,000	807,879

Norway — 0.2%
Eksportfinans
3.38%, 01/15/08	1,630,000	1,598,976

South Korea — 0.2%
Export-Import Bank of Korea
5.59%, 10/04/11 144A†	1,700,000	1,701,744

United Kingdom — 0.1%
Nationwide Building Society
3.50%, 07/31/07 144A	325,000	321,541
Vodafone Group PLC
3.95%, 01/30/08Δ	230,000	226,621

		548,162

Total Foreign Bonds
(Cost $51,066,010)		51,739,584

MORTGAGE-BACKED SECURITIES — 50.0%
Adjustable Rate Mortgage Trust
5.62%, 11/25/35 STEP	1,654,863	1,657,486
American Home Mortgage Assets
5.62%, 11/25/35†	1,892,166	1,895,529
American Home Mortgage Investment Trust
4.29%, 10/25/34†	1,990,204	1,954,256
Arkle Master Issuer PLC
5.33%, 11/19/07 144A†	1,800,000	1,803,103
Banc of America Commercial Mortgage, Inc.
3.88%, 09/11/36	2,324,349	2,243,503
Banc of America Funding Corporation
4.58%, 12/20/36†	2,993,410	2,948,977
Bank of America Mortgage Securities
6.50%, 10/01/19	697,668	707,040
Bear Stearns Adjustable Rate Mortgage Trust
3.61%, 12/01/33†	1,700,072	1,696,121
4.64%, 01/25/34†	880,478	877,879
4.01%, 07/25/34†	2,254,974	2,203,024
Bear Stearns Alt-A Trust
5.72%, 06/25/34†	1,556,023	1,560,127
6.20%, 05/25/36†	2,530,859	2,548,652
Bear Stearns Commercial Mortgage Securities
5.46%, 03/15/19 144A†	1,900,000	1,900,055
3.87%, 02/11/41	3,650,000	3,551,413
Chase Commercial Mortgage Securities Corporation
7.76%, 04/15/32	1,778,017	1,878,547
Citigroup Commercial Mortgage Trust
4.15%, 09/20/49 144A	1,044,040	1,025,141
Commercial Mortgage Acceptance Corporation
6.03%, 09/15/30	1,041,889	1,045,860
Commercial Mortgage Pass-Through Certificates
7.42%, 08/15/33	2,176,164	2,277,856
Countrywide Alternative Loan Trust
6.00%, 10/25/32	379,998	380,400
5.50%, 05/31/35	1,584,371	1,579,352
Countrywide Home Loan Mortgage Pass-Through Trust
4.25%, 09/25/33†	2,947,411	2,929,721
5.62%, 01/25/35 STEP	531,214	531,997
CS First Boston Mortgage Securities Corporation
4.30%, 07/15/36	1,000,000	976,640
Deutsche ALT-A Securities, Inc.
5.43%, 03/30/36†	1,622,991	1,623,464
DLJ Commercial Mortgage Corporation
7.18%, 11/10/33	2,144,241	2,261,442
Federal Home Loan Mortgage Corporation
8.50%, 12/01/07	1,361	1,368
8.50%, 01/01/08	1,465	1,473
8.00%, 05/01/08	4,807	4,843
8.75%, 07/01/08	1,856	1,890
8.00%, 01/01/09	1,030	1,037
7.50%, 03/01/09	10,030	10,089
3.50%, 10/15/10	2,133,003	2,124,634
16.25%, 07/01/11	211	229
15.25%, 08/01/11	1,490	1,695
5.38%, 09/15/11	5,955,876	5,954,414
4.00%, 08/01/15	2,291,701	2,194,771
5.00%, 11/15/16	2,211,589	2,194,117
3.50%, 12/01/18	3,462,689	3,193,108
10.75%, 02/01/19	85,060	91,005
4.25%, 06/15/24	2,162,487	2,131,648
7.10%, 07/01/27†	47,723	48,776
5.50%, 10/15/27	2,669,580	2,675,926
5.61%, 06/01/28†	347,724	346,272
5.70%, 12/15/30†	1,345,748	1,347,877
6.00%, 04/01/33	1,671,635	1,689,080
4.57%, 06/01/33†	4,336,315	4,312,652
3.98%, 04/01/34†	3,445,269	3,388,449
4.39%, 10/01/34†	1,115,618	1,100,027
5.50%, 05/15/35	2,244,829	2,251,193
4.72%, 08/01/35†	3,025,251	3,003,855
4.78%, 08/01/35†	2,618,538	2,602,621
9.45%, 08/01/35 IOΩ	2,564,041	596,873
4.82%, 10/01/35†	1,475,571	1,472,517
5.04%, 12/01/35†	7,381,409	7,298,549
5.22%, 02/01/36†	4,574,021	4,555,352
5.88%, 04/01/36†	4,614,093	4,679,868
6.09%, 10/01/36†	3,797,760	3,830,305
6.04%, 11/01/36†	6,750,000	6,818,030
Federal Housing Authority
7.43%, 09/01/22	1,707	1,722
Federal National Mortgage Association
6.00%, 08/01/08	93,429	93,411

54	See Notes to Financial Statements.

	Par	Value
6.50%, 11/01/08	$122,165	$122,529
5.50%, 12/01/17	8,227,388	8,247,022
4.00%, 07/01/18	213,372	201,488
4.00%, 08/01/18	856,617	808,904
4.00%, 05/01/19	4,686,194	4,416,468
4.00%, 06/01/19	7,772,595	7,325,223
4.00%, 08/01/19	424,272	399,852
4.00%, 10/01/19	1,480,292	1,395,090
4.00%, 11/25/19	739,037	675,721
4.00%, 12/01/19	1,018,304	959,693
4.00%, 01/01/20	225,390	212,212
4.00%, 07/01/20	55,610	52,359
6.00%, 01/01/22 TBA	9,100,000	9,225,125
5.75%, 08/25/23	1,327,036	1,324,560
6.57%, 12/01/24†	191,915	191,249
9.00%, 05/01/25	91,793	99,202
9.00%, 07/01/25	110,622	119,357
5.92%, 05/25/30†	2,613,903	2,628,919
6.00%, 05/25/30†	2,652,917	2,657,144
5.60%, 09/25/30†	150,763	150,833
5.50%, 01/01/31 TBA	15,600,000	15,414,750
7.10%, 09/01/31†	123,328	124,729
3.31%, 03/25/32	486,908	448,671
4.25%, 04/01/33†	847,984	847,197
4.15%, 06/01/33†	283,578	279,963
5.50%, 06/01/33	27,020	26,744
5.50%, 07/01/33	26,086	25,820
4.24%, 10/01/33†	1,752,747	1,734,403
5.50%, 10/01/33	137,362	135,962
4.28%, 12/01/33†	576,372	571,908
4.50%, 06/01/34	73,420	68,979
5.75%, 08/25/34	1,066,668	1,063,743
4.50%, 09/01/34	278,702	261,546
4.94%, 09/01/34†	1,403,938	1,395,745
5.09%, 09/01/34†	935,177	932,543
4.76%, 10/01/34†	1,482,855	1,467,977
5.11%, 10/01/34†	1,691,260	1,685,797
9.88%, 11/01/34 IOΩ	2,184,607	504,119
4.50%, 12/01/34	92,222	86,545
4.50%, 02/01/35	3,277,927	3,072,650
4.50%, 03/01/35	1,921,546	1,801,210
4.50%, 04/01/35	3,120,184	2,924,786
4.50%, 05/01/35	1,140,654	1,069,223
4.50%, 06/01/35	66,691	62,514
4.86%, 06/01/35†	2,316,018	2,294,652
4.50%, 08/01/35	1,901,330	1,782,259
4.69%, 08/01/35†	6,262,702	6,186,735
4.40%, 09/01/35†	3,001,928	2,945,866
4.50%, 09/01/35	1,168,442	1,095,270
4.64%, 09/01/35†	3,913,049	3,863,012
7.50%, 09/01/35	2,295,693	2,386,134
4.50%, 10/01/35	838,417	785,912
5.33%, 10/01/35†	2,398,296	2,377,667
4.50%, 11/01/35	717,416	672,488
4.88%, 12/01/35†	324,778	323,839
5.50%, 01/12/36 TBA	200,000	197,625
6.50%, 01/12/36 TBA	6,000,000	6,112,500
6.00%, 02/01/36	973,919	980,727
4.50%, 06/01/36	58,208	54,540
4.50%, 07/01/36	905,775	848,692
6.00%, 07/01/36	2,948,756	2,968,722
6.00%, 08/01/36	1,962,298	1,975,584
5.93%, 09/01/36†	4,280,914	4,317,209
6.00%, 10/01/36	10,866,863	10,940,439
8.84%, 10/01/36 IOΩ	2,469,574	603,116
5.00%, 01/01/37 TBA	6,000,000	5,791,872
6.00%, 01/11/37 TBA	1,000,000	1,006,562
6.14%, 04/01/40†	444,555	453,016
6.03%, 07/01/44†	742,100	747,431
6.50%, 12/31/49	3,748,000	3,789,195
FHLMC Structured Pass-Through Securities
6.35%, 05/25/43†	2,192,669	2,235,326
6.16%, 07/25/44†	4,615,076	4,637,040
First Horizon Alternative Mortgage Securities
4.75%, 06/25/34†	1,117,891	1,110,069
First Horizon Asset Securities, Inc.
5.34%, 10/25/35†	3,507,263	3,494,756
General Electric Capital Commercial Mortgage Corporation
5.56%, 06/10/38	773,774	778,503
4.35%, 06/10/48	2,870,000	2,799,762
GMAC Commercial Mortgage Securities, Inc.
7.72%, 03/15/33	2,120,000	2,244,122
7.18%, 08/15/36	1,267,314	1,312,582
Government National Mortgage Association
6.00%, 12/15/08	124,368	124,786
6.00%, 02/15/11	215,396	216,464
5.38%, 06/20/17†	26,582	26,707
5.38%, 06/20/21†	13,050	13,162
5.13%, 10/20/27†	94,520	95,744
8.50%, 10/15/29	88,481	94,925
8.50%, 01/15/30	42,343	45,436
5.95%, 02/16/30†	357,647	361,843
8.50%, 03/15/30	5,327	5,717
8.50%, 04/15/30	14,998	16,093
8.50%, 05/15/30	161,642	173,449
8.50%, 06/15/30	45,408	48,724
8.50%, 07/15/30	168,172	180,452
8.50%, 08/15/30	30,357	32,574
8.50%, 09/15/30	5,088	5,460
8.50%, 10/15/30	46,390	49,779
8.50%, 11/15/30	80,645	86,535
8.50%, 12/15/30	79,903	85,738
8.50%, 02/15/31	68,913	73,823
3.75%, 05/20/34†	1,831,485	1,799,833
3.75%, 06/20/34†	2,473,698	2,430,954
6.00%, 06/15/36	954,783	968,096
Greenpoint Mortgage Funding Trust
5.62%, 11/25/45 STEP	824,144	825,400
GS Mortgage Securities Corporation II
6.04%, 08/15/18 144A	393,028	400,354
6.14%, 10/18/30	2,235,298	2,252,064
5.90%, 01/10/40 IO 144AΩ†	37,862,776	654,818
GSR Mortgage Loan Trust
3.68%, 06/01/34†	2,143,586	2,142,550
4.21%, 09/25/34†	2,988,562	2,983,776
4.78%, 09/25/34†	2,336,569	2,321,027
4.55%, 09/25/35†	5,900,310	5,834,090
4.54%, 10/25/35†	4,960,588	4,872,754
4.58%, 10/25/35†	2,487,162	2,461,651

See Notes to Financial Statements.	55

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
HarborView Mortgage Loan Trust
5.63%, 11/19/35 STEP	$2,479,352	$2,486,121
5.32%, 12/19/35†	4,345,284	4,336,210
Impac Secured Assets CMN Owner Trust
5.47%, 05/25/36†	1,709,480	1,709,267
5.40%, 01/25/37†	1,857,168	1,857,160
JP Morgan Mortgage Trust
3.89%, 08/25/34†	3,438,131	3,367,402
LB-UBS Commercial Mortgage Trust
3.33%, 09/15/27	2,472,000	2,412,386
4.21%, 11/15/27	3,100,000	3,032,516
6.13%, 08/15/33 IO 144AΩ†	32,786,922	500,135
Luminent Mortgage Trust
5.61%, 11/26/35 STEP	2,959,193	2,963,311
Merrill Lynch Mortgage Investors, Inc.
4.24%, 08/25/34†	3,008,993	2,975,793
MLCC Mortgage Investors, Inc.
5.73%, 03/15/25 STEP	739,101	741,901
4.73%, 12/25/34†	2,387,519	2,357,016
5.40%, 02/25/36†	2,507,626	2,497,355
Morgan Stanley Capital I
6.53%, 03/15/31	2,894,545	2,942,243
NationsLink Funding Corporation
6.32%, 01/20/31	1,924,459	1,947,898
Nomura Asset Acceptance Corporation
5.05%, 06/25/10†	2,666,592	2,645,862
Opteum Mortgage Acceptance Corporation
5.44%, 12/25/35 STEP	1,987,013	1,984,986
5.41%, 12/31/49 STEP	2,204,005	2,202,874
PNC Mortgage Acceptance Corporation
5.91%, 03/12/34	1,783,855	1,796,012
Provident Funding Mortgage Loan Trust
4.05%, 04/25/34†	3,687,847	3,622,677
Residential Accredit Loans, Inc.
6.00%, 12/25/16	57,786	57,571
5.75%, 01/25/33†	807,870	810,725
Residential Funding Mortgage Securities I
6.50%, 03/25/32	167,584	168,531
Structured Adjustable Rate Mortgage Loan Trust
4.92%, 03/25/34†	1,449,028	1,444,765
5.34%, 08/25/34†	1,799,006	1,795,429
5.65%, 09/25/34†	467,772	468,414
5.41%, 05/25/35†	3,148,511	3,155,706
Structured Asset Mortgage Investments, Inc.
7.28%, 10/19/34†	785,540	792,849
5.63%, 05/25/35 STEP	1,494,489	1,492,610
5.42%, 08/25/36†	1,622,571	1,621,985
Structured Asset Securities Corporation
5.40%, 05/25/36†	1,240,287	1,240,306
Thornburg Mortgage Securities Trust
5.47%, 04/25/36†	1,900,000	1,895,269
TIAA Retail Commercial Trust
6.68%, 06/19/31 144A	2,790,000	2,873,227
Wachovia Bank Commercial Mortgage Trust
4.04%, 02/15/34	2,334,002	2,269,686
4.38%, 10/15/41	3,600,000	3,514,600
Washington Mutual Asset Securities Corporation
4.24%, 05/25/36 144A	1,438,175	1,416,344
Washington Mutual Mortgage Securities Corporation
7.22%, 03/25/32†	254,716	253,755
Washington Mutual, Inc.
5.59%, 12/25/27 STEP	3,923,138	3,922,430
4.67%, 05/25/35†	3,550,000	3,537,995
6.16%, 06/25/42†	176,804	176,880
5.63%, 01/25/45 STEP	2,300,186	2,304,308
5.51%, 04/25/45†	435,434	435,817
5.64%, 08/25/45†	1,061,599	1,064,490
5.61%, 10/25/45 STEP	1,088,901	1,090,365
5.74%, 06/25/46†	3,408,917	3,425,923
Wells Fargo Mortgage-Backed Securities Trust
4.75%, 04/25/19	3,414,074	3,297,781
3.99%, 01/25/35†	2,703,694	2,648,236
4.54%, 02/25/35†	4,388,334	4,303,552

Total Mortgage-Backed Securities
(Cost $409,007,777)		406,954,411

MUNICIPAL BOND — 0.0%
Sales Tax Asset Receivable Corporation, New York, Series B Revenue Bond (FSA Insured)
3.60%, 10/15/08
(Cost $425,000)	425,000	413,904

	Number of Contracts
PURCHASED OPTIONS — 0.3%
Call Options — 0.2%
1-Year Eurodollar Mid-CRV Futures, Strike Price $95.00, Expires 09/14/07	234	219,375
1-Year Eurodollar Mid-CRV Futures, Strike Price $95.25, Expires 09/14/07	1,765	1,103,125
90-Day Eurodollar Futures, Strike Price $95.00, Expires 09/17/07	29	13,412

		1,335,912

Call Swaptions — 0.1%
3-Month LIBOR, Strike Price $4.50, Expires 01/22/07	440	1
3-Month LIBOR, Strike Price $4.75, Expires 07/02/07	2,290	16,971
3-Month LIBOR, Strike Price $5.00, Expires 03/08/07	2,640	37,250
3-Month LIBOR, Strike Price $5.00, Expires 12/20/07	2,130	129,941
3-Month LIBOR, Strike Price $5.04, Expires 09/17/07	710	37,784
3-Month LIBOR, Strike Price $5.21, Expires 12/12/11	740	274,451
3-Month LIBOR, Strike Price $5.25, Expires 06/07/07	1,600	93,872

56	See Notes to Financial Statements.

	Number of Contracts	Value
3-Month LIBOR, Strike Price $5.25, Expires 07/02/07	3,350	$212,658
3-Month LIBOR, Strike Price $5.50, Expires 06/29/07	1,750	168,753

		971,681

Put Options — 0.0%
90-Day Eurodollar Futures, Strike Price $90.50, Expires 09/17/07	618	3,862
90-Day Eurodollar Futures, Strike Price $91.25, Expires 06/18/07	702	4,388
90-Day Eurodollar Futures, Strike Price $91.75, Expires 12/17/07	5	31
90-Day Eurodollar Futures, Strike Price $92.00, Expires 03/19/07	87	544

		8,825

Put Swaption — 0.0%
3-Month LIBOR, Strike Price $5.21, Expires 12/12/11	740	351,879

Total Purchased Options
(Cost $3,325,954)		2,668,297

	Shares
MONEY MARKET FUNDS — 10.0%
GuideStone Funds Money Market Fund (GS4 Class)¥	34,658,661	34,658,661
Northern Institutional Liquid Assets Portfolio§	46,899,932	46,899,932

Total Money Market Funds
(Cost $81,558,593)		81,558,593

	Par
U.S. TREASURY OBLIGATIONS — 12.7%
U.S. Treasury Bills
4.80%, 03/15/07‡‡	$1,350,000	1,337,154
4.81%, 03/15/07‡‡	455,000	450,670

		1,787,824

U.S. Treasury Inflationary Index Bonds
3.38%, 01/15/07	41,300,000	52,557,894
3.63%, 01/15/08	5,900,000	7,454,583
0.88%, 04/15/10Δ	4,800,000	4,851,567
2.50%, 07/15/16Δ	5,320,000	5,360,801

		70,224,845

U.S. Treasury Notes
4.88%, 08/15/09Δ	21,453,000	21,524,245
4.63%, 11/15/09Δ	9,434,000	9,407,472
5.13%, 06/30/11	400,000	406,875

		31,338,592

Total U.S. Treasury Obligations
(Cost $103,573,771)		103,351,261

TOTAL INVESTMENTS — 114.3%
(Cost $933,394,285)		930,621,663

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Swaptions — (0.1)%
3-Month LIBOR, Strike Price $4.56, Expires 01/22/07	(189)	(19)
3-Month LIBOR, Strike Price $4.75, Expires 07/02/07	(500)	(20,878)
3-Month LIBOR, Strike Price $5.04, Expires 03/08/07	(113)	(52,014)
3-Month LIBOR, Strike Price $5.15, Expires 12/20/07	(930)	(141,328)
3-Month LIBOR, Strike Price $5.34, Expires 06/07/07	(700)	(111,860)
3-Month LIBOR, Strike Price $5.37, Expires 07/02/07	(1,460)	(256,843)
3-Month LIBOR, Strike Price $5.60, Expires 06/29/07	(760)	(192,257)

Total Written Options
(Premiums received $(817,243))		(775,199)

Liabilities in Excess of Other Assets — (14.2)%		(115,996,344)

NET ASSETS — 100.0%		$813,850,120

See Notes to Financial Statements.	57

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2006:

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	09/15/10	20,600,000	$(589,320)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00%(i)	12/15/35	(100,000)	150
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00%(d)	12/15/35	(5,000,000)	7,520

			(581,650)

Euros
Receive fixed rate payments of 2.09% and pay variable rate payments on the France CPI Ex Tobacco(j)	10/15/10	1,500,000	24,061
Receive floating par in the event of default on the DJ ITRAXX6HIVOL Index and pay fixed rate payments of 0.85%(g)	12/20/16	(900,000)	(5,393)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(i)	12/20/16	(2,600,000)	(15,582)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(d)	12/20/16	(3,100,000)	(18,579)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(j)	12/20/16	(2,100,000)	(12,585)

			(28,078)

Japanese Yen
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(h)	06/20/16	(200,000,000)	(22,770)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(d)	06/20/16	(80,000,000)	(9,108)

			(31,878)

U.S. Dollars
Receive fixed rate payments of 0.32% and pay floating par in the event of default on Morgan Stanley (Gazprom), 9.625% due 03/01/13(l)	02/20/07	$900,000	175
Receive fixed rate payments of 0.61% and pay floating par in the event of default on Russian Federation, 5.00% due 03/31/30(h)	03/20/07	1,300,000	1,365
Receive fixed rate payments of 0.70% and pay floating par in the event of default on Russian Federation, 5.00% due 03/31/30(a)	03/20/07	3,700,000	4,643
Receive fixed rate payments of 0.77% and pay floating par in the event of default on Russian Federation, 5.00% due 03/31/30(g)	05/20/07	200,000	445
Receive fixed rate payments of 0.055% and pay floating par in the event of default on American International Group, 5.60% due 10/18/16(e)	03/20/08	3,000,000	1,260
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(d)	06/20/09	14,300,000	(14,714)
Receive floating par in the event of default on the DJ CDX HVOL7 Index and pay fixed rate payments of 0.75%(d)	12/20/11	(9,000,000)	15,466
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(a)	06/20/14	(100,000)	580
Receive floating par in the event of default on the DJ CDX IG7 Index and pay fixed rate payments of 0.65%(c)	12/20/16	(7,300,000)	(47,054)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(f)	06/20/17	(9,000,000)	122,558
Receive floating par in the event of default on Asset Backed Funding Certificates, 8.8225% due 11/25/32 and pay fixed rate payments of 2.35%(b)	11/25/32	(1,000,000)	10,575

58	See Notes to Financial Statements.

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive floating par in the event of default on Morgan Stanley ABS Capital I, 7.0225% due 12/27/33 and pay fixed rate payments of 0.54%(c)	12/27/33	$(2,400,000)	$3,225
Receive floating par in the event of default on Long Beach Mortgage Trust, 6.7225% due 02/25/34 and pay fixed rate payments of 0.49%(d)	02/25/34	(2,400,000)	(763)
Receive floating par in the event of default on Specialty Underwriting & Residential Finance, 6.6225% due 02/25/35 and pay fixed rate payments of 0.59%(d)	02/25/35	(2,400,000)	(3,910)
Receive floating par in the event of default on Structured Asset Investment Loan Trust, 6.1425% due 02/25/35 and pay fixed rate payments of 0.61%(d)	02/25/35	(2,400,000)	(6,386)
Receive floating par in the event of default on the ABX.HE.A.06-1 Index and pay fixed rate payments of 0.54%(a)	07/25/45	(1,000,000)	(3,679)
Receive floating par in the event of default on the ABX.HE.A.06-1 Index and pay fixed rate payments of 0.54%(h)	07/25/45	(8,000,000)	(29,431)
Receive floating par in the event of default on the ABX.HE.A.06-1 Index and pay fixed rate payments of 0.54%(b)	07/25/45	(1,000,000)	(3,679)
Receive floating par in the event of default on the ABX.HE.BBB.06-2 Index and pay fixed rate payments of 1.33%(h)	05/25/46	$(300,000)	$10,636

			61,312

			$(580,294)

Forward volatility option with premium to be determined on a future date outstanding at December 31, 2006:

Description	Expiration Date	Notional Value	Unrealized Depreciation
Call & Put—OTC U.S. dollar Forward Delta Neutral Straddle vs. Japanese Yen, Strike Price and premium determined on 03/20/07, based upon implied volatility parameter of 8.50% (b)	03/20/08	$19,100,000	$(184,888)

PORTFOLIO SUMMARY (based on net assets)

%
Futures Contracts	89.1
Mortgage-Backed Securities	50.0
Asset-Backed Securities	23.3
U.S. Treasury Obligations	12.7
Corporate Bonds	11.5
Money Market Funds	10.0
Foreign Bonds	6.4
Purchased Options	0.3
Agency Obligation	0.1
Foreign Exchange Volatility Contract	— **
Municipal Bond	— **
Written Options	(0.1)
Swap Agreements	(0.1)
Forward Foreign Currency Contracts	(0.6)

202.6

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	59

Medium-Duration Bond Fund

The Fund is primarily comprised of investment grade securities. The GS4 Class posted a positive return and outperformed its benchmark index, the Lehman Brothers Aggregate Bond Index, during the year. Active management added value during the year. The 2006 performance of the broad bond market outpaced 2005, but was below historical norms. The Fund’s benchmark relative performance was positively impacted by several sub-advisers maintaining shorter-than-benchmark duration positions as interest rates increased. Exposure to mortgages and modest allocations to high yield, emerging market and municipal securities also benefited relative returns. A longer-than-benchmark duration position by a sub-adviser during the quarter negatively impacted performance as interest rates rose, especially during December. The Fund’s underweight to the corporate sector was also a drag on performance. Two of the three sub-advisers outpaced their benchmark during the quarter. Western Asset Management Company delivered the strongest benchmark relative performance due to its exposure to the mortgage sector and its tactical duration strategies. Modest exposure to high yield and emerging market securities also benefited their relative returns.

Please see page 78 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	4.50%	4.37%	3.89%	4.33%	3.58%	4.33%
Five Year	5.68%	5.54%	5.21%	5.06%	N/A	N/A
Since Inception	5.47%	5.47%	5.12%	5.07%	2.89%	3.44%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Lehman Brothers Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Par	Value
AGENCY OBLIGATIONS — 5.8%
Federal Farm Credit Bank
4.85%, 12/16/09	$2,700,000	$2,685,593
4.50%, 08/08/11	3,000,000	2,914,293
4.80%, 10/19/15	1,500,000	1,482,424
5.20%, 11/28/16	1,400,000	1,422,417
4.95%, 01/03/17	6,200,000	6,177,885
Federal Home Loan Bank
4.25%, 09/12/08	3,000,000	2,961,762
5.40%, 01/02/09	990,000	988,982
3.50%, 02/13/09	1,000,000	970,325
4.38%, 09/11/09	3,000,000	2,956,323
4.08%, 04/26/10	1,500,000	1,461,825
4.38%, 09/17/10	700,000	687,979
4.88%, 11/18/11	1,700,000	1,695,062
5.00%, 03/08/13	5,000,000	5,013,640
5.25%, 09/13/13	5,900,000	5,998,406
7.38%, 02/13/15	2,500,000	2,897,957
Federal Home Loan Mortgage Corporation
4.50%, 08/04/08	3,000,000	2,975,295
4.48%, 09/19/08	10,000,000	9,907,170
5.55%, 12/11/08	660,000	659,881
4.75%, 11/03/09	1,000,000	995,197
6.88%, 09/15/10	1,490,000	1,588,443
5.63%, 03/15/11	1,440,000	1,478,372
5.63%, 11/23/35	1,260,000	1,218,293
Federal National Mortgage Association
5.00%, 06/25/07‡‡	260,000	253,696
5.40%, 04/13/09	230,000	230,077
7.25%, 01/15/10	1,400,000	1,490,467
7.13%, 06/15/10	1,600,000	1,711,869
5.13%, 04/15/11	700,000	705,678
6.00%, 05/15/11	1,700,000	1,771,791
4.38%, 07/17/13	6,200,000	5,980,886

Total Agency Obligations
(Cost $71,689,421)		71,281,988

ASSET-BACKED SECURITIES — 3.8%
Amortizing Residential Collateral Trust
5.63%, 04/25/32†	75,697	75,621
AQ Finance NIM Trust
5.54%, 01/25/09 144A†	13,965	13,964
Argent Securities, Inc.
5.45%, 11/25/35†	198,303	198,322
5.37%, 10/25/36†	1,512,602	1,512,627
Asset-Backed Securities Corporation Home Equity
5.60%, 09/25/34†	618,584	618,252
Bayview Financial Acquisition Trust
5.80%, 02/28/44†	1,113,704	1,114,989
Chase Credit Card Master Trust
5.47%, 02/15/10†	1,700,000	1,701,937
Citibank Credit Card Issuance Trust
6.47%, 02/09/09†	670,000	670,570
Conseco Finance Securitizations Corporation
6.75%, 02/01/33 IOΩ@	9,900,000	67,171
Countrywide Home Equity Loan Trust
5.61%, 04/15/28†	111,487	111,486
5.70%, 03/15/29†	1,295,919	1,298,845
5.64%, 05/15/29†	916,455	918,917
5.59%, 12/15/35†	3,556,288	3,558,297
5.57%, 02/15/36†	1,584,476	1,584,806
5.46%, 08/15/36†	3,671,928	3,674,446
CS First Boston Mortgage Securities Corporation
5.49%, 05/25/35 STEP	766,101	766,240
EMC Mortgage Loan Trust
5.90%, 11/25/41 144A†	421,711	423,691
EQCC Trust
5.62%, 10/25/31†	61,332	61,337
First Franklin Mortgage Loan Asset-Backed Certificates
5.37%, 11/25/36†	1,943,042	1,943,073
First Horizon Asset Back Trust
5.61%, 10/25/34†	526,526	528,134
Fleet Home Equity Loan Trust
5.53%, 05/30/31†	524,739	524,878
Ford Credit Auto Owner Trust
5.36%, 09/15/08†	358,120	358,137
GSAMP Trust
5.46%, 09/25/35†	52,167	52,163
Honda Auto Receivables Owner Trust
5.34%, 11/15/07	1,560,712	1,560,469
5.10%, 09/18/08	3,447,248	3,444,018
Lehman XS Trust
5.62%, 11/25/35†	4,304,171	4,312,722
5.59%, 01/30/40†	2,139,689	2,144,254
Madison Avenue Manufactured Housing Contract
5.70%, 09/25/08†	1,246,845	1,250,917
MASTR Asset-Backed Securities Trust
5.51%, 03/25/35 STEP	1,308,261	1,308,754
MBNA Credit Card Master Note Trust
5.85%, 03/15/10†	1,900,000	1,906,347
Morgan Stanley Dean Witter Credit Corporation HELOC Trust
5.51%, 07/25/17 STEP	223,433	223,610
Nelnet Student Loan Trust
5.39%, 01/26/15†	3,149,396	3,150,526
Nissan Auto Receivables Owner Trust
5.18%, 08/15/08	3,800,000	3,797,032
Provident Bank Home Equity Loan Trust
5.62%, 08/25/31†	225,984	226,100
Quest Trust
5.88%, 06/25/34 144A†	118,550	118,905
Residential Asset Mortgage Products, Inc.
5.56%, 03/25/34 STEP	649,017	649,826
Salomon Brothers Mortgage Securities VII
5.83%, 03/30/28 STEP	98,020	98,036
SG Mortgage Securities Trust
5.42%, 09/25/35†	263,842	263,865

62	See Notes to Financial Statements.

	Par	Value
Triad Auto Receivables Owner Trust
5.34%, 11/13/07	$1,489,128	$1,489,368

Total Asset-Backed Securities
(Cost $48,005,149)		47,722,652

COMMERCIAL PAPER — 0.8%
Bank of America Corporation
5.23%, 03/09/07
(Cost $10,694,877)	10,800,000	10,695,733

CORPORATE BONDS — 12.6%
AES Corporation (The)
9.50%, 06/01/09	42,000	45,150
9.38%, 09/15/10	30,000	32,738
8.75%, 05/15/13 144A	520,000	559,650
9.00%, 05/15/15 144A	760,000	820,800
Allied Waste North America, Inc.
7.13%, 05/15/16	375,000	373,125
American Achievement Corporation
8.25%, 04/01/12	30,000	30,862
Amerigas Partners LP
7.25%, 05/20/15	80,000	81,400
AmerisourceBergen Corporation
5.88%, 09/15/15Δ	130,000	127,761
Ameritech Capital Funding Corporation
6.25%, 05/18/09	100,000	101,506
AMFM, Inc.
8.00%, 11/01/08	1,075,000	1,118,105
Anadarko Petroleum Corporation
5.76%, 09/15/09†	1,070,000	1,075,165
5.95%, 09/15/16Δ	400,000	401,569
6.45%, 09/15/36	150,000	152,077
ANZ Capital Trust I
4.48%, 01/29/49 144A	125,000	121,574
5.36%, 12/29/49 144A	800,000	780,394
ASIF Global Financing XIX
4.90%, 01/17/13 144AΔ	100,000	97,645
Astoria Financial Corporation
5.75%, 10/15/12	450,000	449,975
AT&T, Inc.
4.13%, 09/15/09Δ	250,000	242,966
5.30%, 11/15/10Δ	175,000	175,175
5.10%, 09/15/14Δ	550,000	534,859
Bank of America Corporation
5.38%, 08/15/11Δ	240,000	241,904
5.64%, 10/14/16†	1,700,000	1,710,781
Bank One Corporation
4.13%, 09/01/07Δ	1,100,000	1,091,232
Bank United Corporation
8.88%, 05/01/07	125,000	126,376
Beazer Homes USA, Inc.
8.63%, 05/15/11	10,000	10,350
BellSouth Capital Funding
7.88%, 02/15/30Δ	460,000	535,682
BellSouth Corporation
4.75%, 11/15/12Δ	40,000	38,649
6.88%, 10/15/31	10,000	10,624
Boardwalk Pipelines LP
5.88%, 11/15/16	400,000	396,732
Boeing Co.
6.63%, 02/15/38	210,000	238,636
CenterPoint Energy Resources Corporation
5.95%, 01/15/14	525,000	527,888
Charter Communications Operating LLC
8.00%, 04/30/12 144A@Δ	250,000	260,938
Chesapeake Energy Corporation
6.25%, 01/15/18	140,000	135,450
Cincinnati Bell, Inc.
7.00%, 02/15/15Δ	130,000	130,812
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	322,808
Citigroup, Inc.
5.00%, 03/06/07Δ	2,200,000	2,198,550
Citizens Communications Co.
9.25%, 05/15/11Δ	40,000	44,450
Clear Channel Communications, Inc.
4.63%, 01/15/08Δ	20,000	19,814
4.25%, 05/15/09	250,000	242,264
5.50%, 09/15/14Δ	765,000	646,290
Cleveland Electric Illuminating Co. (The)
5.65%, 12/15/13	60,000	59,885
7.88%, 11/01/17	2,050,000	2,401,032
Clorox Co.
5.49%, 12/14/07†	1,500,000	1,502,031
Comcast Cable Communications Holdings, Inc.
6.75%, 01/30/11Δ	740,000	776,051
8.38%, 03/15/13Δ	225,000	256,604
9.46%, 11/15/22Δ	275,000	356,920
Commonwealth Edison Co.
5.40%, 12/15/11	650,000	645,561
ConocoPhillips
5.37%, 04/11/07†	4,000,000	4,000,704
8.75%, 05/25/10Δ	230,000	255,046
ConocoPhillips Holding Co.
6.95%, 04/15/29Δ	1,670,000	1,902,589
Cox Communications, Inc.
4.63%, 01/15/10Δ	800,000	783,608
Cox Enterprises, Inc.
4.38%, 05/01/08 144A	600,000	589,796
CSC Holdings, Inc.
7.63%, 04/01/11Δ	590,000	604,012
6.75%, 04/15/12	60,000	58,800
7.63%, 07/15/18	45,000	44,044
D.R. Horton, Inc.
8.50%, 04/15/12	10,000	10,468
DaimlerChrysler NA Holding Corporation
5.83%, 09/10/07†	3,700,000	3,708,765
5.88%, 03/15/11	590,000	592,766
5.75%, 09/08/11	900,000	898,640
7.30%, 01/15/12Δ	550,000	584,453
6.50%, 11/15/13Δ	100,000	102,812
DaVita, Inc.
7.25%, 03/15/15Δ	135,000	138,375
Dean Foods Co.
7.00%, 06/01/16	375,000	380,625
Devon Energy Corporation
7.95%, 04/15/32	725,000	885,280

See Notes to Financial Statements.	63

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
DI Finance
9.50%, 02/15/13	$90,000	$95,850
DirecTV Holdings LLC
8.38%, 03/15/13	155,000	161,975
Dominion Resources, Inc.
4.13%, 02/15/08	70,000	68,974
5.13%, 12/15/09Δ	230,000	228,686
4.75%, 12/15/10	70,000	68,452
5.70%, 09/17/12Δ	770,000	779,667
DRS Technologies, Inc.
6.63%, 02/01/16Δ	90,000	91,125
Dryden Investor Trust
7.16%, 07/23/08@	914,254	926,292
Duke Energy Corporation
5.63%, 11/30/12Δ	710,000	723,721
Dynegy Holdings, Inc.
8.75%, 02/15/12Δ	150,000	159,750
E*Trade Financial Corporation
7.38%, 09/15/13	40,000	41,800
Eastman Kodak Co.
7.25%, 11/15/13Δ	490,000	489,574
Echostar DBS Corporation
5.75%, 10/01/08	500,000	499,375
6.63%, 10/01/14Δ	30,000	29,325
7.13%, 02/01/16Δ	230,000	231,150
El Paso Corporation
8.05%, 10/15/30Δ	600,000	669,000
7.80%, 08/01/31Δ	950,000	1,042,625
7.75%, 01/15/32Δ	530,000	583,000
El Paso Natural Gas Co.
8.38%, 06/15/32	210,000	255,347
El Paso Performance-Linked Trust
7.75%, 07/15/11 144AΔ	1,460,000	1,551,250
Electronic Data Systems Corporation
7.13%, 10/15/09Δ	1,000,000	1,043,158
Embarq Corporation
8.00%, 06/01/36Δ	150,000	156,546
Energy Transfer Partners LP
5.65%, 08/01/12Δ	275,000	274,166
5.95%, 02/01/15Δ	475,000	478,452
Entergy Gulf States, Inc.
6.10%, 12/08/08 144A†	1,900,000	1,905,060
Enterprise Products Operating LP
4.95%, 06/01/10	650,000	639,518
8.38%, 08/01/45†	350,000	379,754
EOP Operating LP
7.75%, 11/15/07	100,000	102,083
Exelon Corporation
5.63%, 06/15/35Δ	1,190,000	1,124,776
Farmer Mac Guaranteed Notes Trust
5.50%, 07/15/11 144A	4,200,000	4,281,358
Firstar Bank NA
7.13%, 12/01/09	170,000	178,873
FirstEnergy Corporation
6.45%, 11/15/11Δ	70,000	73,073
7.38%, 11/15/31	1,550,000	1,770,562
Ford Motor Co.
6.00%, 11/29/13†@	2,700,000	2,700,000
7.45%, 07/16/31Δ	550,000	434,500
Ford Motor Credit Co.
6.63%, 06/16/08Δ	350,000	349,880
7.38%, 10/28/09	3,700,000	3,710,205
5.70%, 01/15/10Δ	125,000	119,907
7.88%, 06/15/10	500,000	504,528
7.38%, 02/01/11Δ	680,000	673,744
10.61%, 06/15/11 144A†Δ	607,000	648,612
7.25%, 10/25/11	50,000	49,012
Forest City Enterprises, Inc.
7.63%, 06/01/15	20,000	20,500
6.50%, 02/01/17	70,000	68,950
Fresenius Medical Care Capital Trust II
7.88%, 02/01/08	169,000	172,380
General Electric Capital Corporation
4.13%, 09/01/09Δ	740,000	721,945
6.00%, 06/15/12Δ	460,000	476,729
General Electric Co.
5.00%, 02/01/13Δ	1,070,000	1,059,494
General Motors Acceptance Corporation
6.13%, 08/28/07	1,740,000	1,740,614
5.13%, 05/09/08	570,000	564,087
5.85%, 01/14/09Δ	220,000	219,270
5.63%, 05/15/09	1,490,000	1,479,043
7.75%, 01/19/10Δ	500,000	523,686
6.88%, 09/15/11	575,000	590,363
General Motors Corporation
8.25%, 07/15/23Δ	210,000	196,350
8.38%, 07/05/33(E)	170,000	218,806
Genworth Financial, Inc.
6.15%, 11/15/36†Δ	250,000	250,105
Georgia Gulf Corporation
9.50%, 10/15/14 144AΔ	50,000	49,000
Georgia-Pacific Corporation
8.13%, 05/15/11Δ	4,000	4,220
7.50%, 12/20/12†	571,428	574,761
Goldman Sachs Group LP
4.50%, 06/15/10Δ	930,000	910,943
Greenpoint Financial Corporation
3.20%, 06/06/08	300,000	289,818
HCA, Inc.
6.30%, 10/01/12	32,000	29,360
9.13%, 11/15/14 144A	60,000	64,275
6.50%, 02/15/16Δ	957,000	811,058
9.25%, 11/15/16 144A	480,000	515,400
9.63%, 11/15/16 144A	310,000	334,025
7.69%, 06/15/25	250,000	208,176
Hertz Corporation
8.88%, 01/01/14 144AΔ	95,000	99,988
Hess Corporation
7.30%, 08/15/31Δ	1,320,000	1,477,621
Host Marriott LP
6.75%, 06/01/16Δ	30,000	30,188
HSBC Bank USA NA
5.46%, 09/21/07†	300,000	300,328
HSBC Finance Corporation
4.63%, 01/15/08Δ	1,130,000	1,122,717
8.00%, 07/15/10	440,000	478,339
7.00%, 05/15/12	390,000	420,964
6.38%, 11/27/12Δ	70,000	73,799

64	See Notes to Financial Statements.

	Par	Value
Idearc, Inc.
8.00%, 11/15/16 144A	$95,000	$96,900
ILFC E-Capital Trust II
6.25%, 12/21/45 144A†	280,000	284,925
iStar Financial, Inc.
5.13%, 04/01/11	175,000	171,545
5.65%, 09/15/11	250,000	249,708
5.95%, 10/15/13 144A@	200,000	201,285
6.50%, 12/15/13	125,000	127,974
Jacuzzi Brands, Inc.
9.63%, 07/01/10	75,000	80,062
JC Penny Co., Inc.
7.40%, 04/01/37	50,000	54,678
JPM Capital Trust II
7.95%, 02/01/27	700,000	728,454
JPMorgan Chase & Co.
5.75%, 01/02/13Δ	320,000	326,075
5.15%, 10/01/15Δ	1,890,000	1,857,902
Kansas City Southern Railway
9.50%, 10/01/08	119,000	124,950
Kerr-McGee Corporation
6.95%, 07/01/24Δ	750,000	800,814
7.88%, 09/15/31Δ	2,000,000	2,393,074
Kinder Morgan Energy Partners LP
6.30%, 02/01/09	150,000	152,064
6.75%, 03/15/11Δ	150,000	156,215
7.13%, 03/15/12	30,000	31,881
5.00%, 12/15/13Δ	200,000	190,355
Koch Forest Products, Inc.
6.56%, 12/20/12†	3,047,619	3,065,396
6.98%, 12/20/12†	350,952	352,049
L-3 Communications Corporation
7.63%, 06/15/12	250,000	260,000
6.38%, 10/15/15Δ	370,000	368,150
Lamar Media Corporation
7.25%, 01/01/13Δ	110,000	112,612
6.63%, 08/15/15	80,000	79,700
Land O’ Lakes, Inc.
9.00%, 12/15/10	125,000	133,281
Lehman Brothers Holdings, Inc.
4.00%, 01/22/08Δ	1,120,000	1,104,850
Liberty Media Corporation
7.88%, 07/15/09	10,000	10,478
5.70%, 05/15/13	25,000	23,678
3.75%, 02/15/30 CONV	40,000	24,800
Liberty Mutual Group
7.00%, 03/15/34 144AΔ	75,000	77,454
Lincoln National Corporation
7.00%, 05/17/49†	525,000	557,400
Lyondell Chemical Co.
8.00%, 09/15/14Δ	55,000	57,338
8.25%, 09/15/16Δ	35,000	36,925
MacDermid, Inc.
9.13%, 07/15/11	111,000	115,995
Merrill Lynch & Co., Inc.
3.38%, 09/14/07	420,000	414,536
Midamerican Energy Holdings Co.
6.13%, 04/01/36Δ	750,000	758,617
Midwest Generation LLC
8.75%, 05/01/34	250,000	272,500
Mizuho JGB Investment LLC
9.87%, 12/31/49 144A†@	250,000	265,020
Morgan Stanley
3.63%, 04/01/08	110,000	107,806
5.63%, 01/09/12Δ	410,000	417,208
5.82%, 10/18/16†	340,000	342,528
Nelnet, Inc.
7.40%, 09/29/36†	475,000	489,620
New Cingular Wireless Services, Inc.
7.88%, 03/01/11	650,000	709,630
8.13%, 05/01/12Δ	135,000	152,077
Nextel Communications, Inc.
5.95%, 03/15/14Δ	294,000	286,714
7.38%, 08/01/15Δ	130,000	133,433
Niagara Mohawk Power Corporation
7.75%, 10/01/08	1,340,000	1,389,202
Nortek, Inc.
8.50%, 09/01/14	62,000	61,070
NRG Energy, Inc.
7.25%, 02/01/14Δ	210,000	212,100
Omnicare, Inc.
6.88%, 12/15/15	34,000	33,745
Omnicom Group, Inc.
5.90%, 04/15/16Δ	700,000	708,653
Oncor Electric Delivery Co.
6.38%, 01/15/15	30,000	30,972
Oxford Industries, Inc.
8.88%, 06/01/11	60,000	62,250
Pacific Energy Partners LP
7.13%, 06/15/14	60,000	61,642
Pacific Gas & Electric Co.
6.05%, 03/01/34Δ	710,000	718,478
PartnerRe Finance II
6.44%, 12/01/49†	75,000	75,414
Patrons’ Legacy
5.65%, 01/17/17 144A	608,180	602,848
Peabody Energy Corporation
6.88%, 03/15/13	145,000	149,350
7.88%, 11/01/26	2,000,000	2,160,000
Pemex Project Funding Master Trust
9.13%, 10/13/10	1,075,000	1,208,300
6.63%, 06/15/35Δ	60,000	61,455
PHH Corporation
6.00%, 03/01/08Δ	1,075,000	1,075,858
Phoenix Life Insurance Co.
7.15%, 12/15/34 144A	275,000	291,793
Pogo Producing Co.
6.88%, 10/01/17Δ	130,000	124,800
Popular North America, Inc.
5.20%, 12/12/07	400,000	398,764
4.25%, 04/01/08Δ	300,000	295,661
5.65%, 04/15/09	250,000	250,722
Pride International, Inc.
7.38%, 07/15/14Δ	130,000	134,875
Progress Energy, Inc.
5.63%, 01/15/16	150,000	149,913
7.75%, 03/01/31	350,000	421,948
Prudential Funding LLC
6.60%, 05/15/08 144A	600,000	608,533
Pulte Homes, Inc.
6.25%, 02/15/13	1,100,000	1,117,990

See Notes to Financial Statements.	65

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	$1,677,000	$1,860,771
Qwest Capital Funding, Inc.
7.25%, 02/15/11Δ	200,000	205,250
Qwest Corporation
5.63%, 11/15/08	600,000	603,750
8.88%, 03/15/12	200,000	223,750
7.50%, 06/15/23	500,000	506,250
Rabobank Capital Funding II
5.26%, 12/29/13 144A†	50,000	48,968
Rabobank Capital Funding Trust III
5.25%, 10/31/49 144A†	350,000	338,090
Reader’s Digest Association, Inc.
6.50%, 03/01/11	50,000	51,625
Reinsurance Group of America, Inc.
6.75%, 12/15/35†	250,000	250,268
Residential Capital LLC
6.38%, 06/30/10	850,000	860,558
Safeco Corporation
4.20%, 02/01/08	450,000	443,970
SemGroup LP
8.75%, 11/15/15 144AΔ	55,000	55,550
Service Corporation International
7.63%, 10/01/18Δ	90,000	95,850
Sinclair Broadcast Group, Inc.
8.00%, 03/15/12Δ	20,000	20,750
SLM Corporation
4.94%, 04/01/09†	1,130,000	1,100,123
Sonat, Inc.
7.63%, 07/15/11Δ	460,000	489,900
Southern Natural Gas Co.
8.88%, 03/15/10	130,000	137,032
8.00%, 03/01/32	400,000	469,400
Sovereign Bank
4.38%, 08/01/13†	525,000	516,631
Sprint Capital Corporation
6.13%, 11/15/08Δ	310,000	313,800
7.63%, 01/30/11	250,000	267,909
8.38%, 03/15/12Δ	340,000	378,271
6.88%, 11/15/28	275,000	276,052
8.75%, 03/15/32	350,000	422,456
Sprint Nextel Corporation
6.00%, 12/01/16	700,000	683,493
Suburban Propane Partners LP
6.88%, 12/15/13	195,000	192,075
Sungard Data Systems, Inc.
9.13%, 08/15/13Δ	120,000	126,600
TCI Communications Financing III
9.65%, 03/31/27	2,610,000	2,753,960
Tenet Healthcare Corporation
9.88%, 07/01/14Δ	170,000	173,825
9.25%, 02/01/15Δ	1,655,000	1,663,275
Tennessee Valley Authority
5.38%, 04/01/46	1,800,000	1,839,361
Time Warner Entertainment Co. LP
8.38%, 07/15/33Δ	590,000	715,187
Time Warner, Inc.
5.61%, 11/13/09†	2,600,000	2,603,741
6.88%, 05/01/12	110,000	116,372
5.88%, 11/15/16Δ	300,000	299,797
7.70%, 05/01/32Δ	600,000	678,985
6.50%, 11/15/36	250,000	249,646
Transcontinental Gas Pipe Line Corporation
6.65%, 04/15/08 144A†	1,500,000	1,509,375
Transocean, Inc.
5.57%, 09/05/08†	2,000,000	2,002,160
TXU Corporation
4.80%, 11/15/09	500,000	490,470
5.55%, 11/15/14Δ	110,000	104,978
6.55%, 11/15/34Δ	1,080,000	1,015,446
TXU Energy Co. LLC
7.00%, 03/15/13	150,000	157,150
Tyco International Group SA Participation Certificate Trust
4.44%, 06/15/07 144A@	400,000	398,024
Unilever Capital Corporation
7.13%, 11/01/10Δ	285,000	302,987
Union Pacific Corporation
6.65%, 01/15/11	260,000	271,973
United Air Lines, Inc.
9.21%, 01/21/17@#	117,826	8,321
9.56%, 10/19/18@#	236,236	134,212
United Telephone Co. of Kansas
6.89%, 07/01/08@	500,000	501,293
Ventas Realty LP
8.75%, 05/01/09Δ	70,000	74,725
9.00%, 05/01/12Δ	30,000	34,050
6.50%, 06/01/16Δ	70,000	72,100
Verizon Communications, Inc.
5.55%, 02/15/16Δ	2,100,000	2,096,447
Verizon Global Funding Corporation
7.38%, 09/01/12Δ	290,000	317,433
4.38%, 06/01/13Δ	140,000	132,215
5.85%, 09/15/35	600,000	576,595
Vintage Petroleum, Inc.
8.25%, 05/01/12	250,000	262,382
Visteon Corporation
8.25%, 08/01/10	145,000	142,100
Wachovia Bank NA
5.49%, 03/23/09†	750,000	750,560
Wachovia Capital Trust III
5.80%, 08/29/49†Δ	580,000	585,327
Wachovia Corporation
5.25%, 08/01/14Δ	1,850,000	1,830,286
Washington Mutual, Inc.
8.25%, 04/01/10	250,000	269,476
Waste Management, Inc.
7.75%, 05/15/32Δ	980,000	1,159,368
Wells Fargo Capital X
5.95%, 12/15/36Δ	200,000	196,693
Westlake Chemical Corporation
6.63%, 01/15/16Δ	85,000	82,662
Weyerhaeuser Co.
6.75%, 03/15/12Δ	735,000	771,683
Williams Cos., Inc.
7.50%, 01/15/31Δ	270,000	281,475
7.75%, 06/15/31Δ	200,000	211,000
8.75%, 03/15/32Δ	1,130,000	1,282,550

66	See Notes to Financial Statements.

	Par	Value
Windstream Corporation
8.63%, 08/01/16 144A	$50,000	$55,000
8.63%, 08/01/16Δ	250,000	275,000
Xerox Corporation
7.13%, 06/15/10	250,000	263,750
6.75%, 02/01/17	90,000	94,500
XTO Energy, Inc.
7.50%, 04/15/12Δ	43,000	46,769
ZFS Finance USA Trust I
6.15%, 12/15/49 144A†Δ	500,000	507,845

Total Corporate Bonds
(Cost $153,511,594)		156,650,263

FOREIGN BONDS — 11.0%
Australia — 0.0%
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†	525,000	510,140

Bermuda — 0.4%
ACE, Ltd.
6.00%, 04/01/07	350,000	350,384
Arch Capital Group, Ltd.
7.35%, 05/01/34	475,000	525,579
Aspen Insurance Holdings, Ltd.
6.00%, 08/15/14	325,000	320,562
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	525,000	524,143
Intelsat Bermuda, Ltd.
9.25%, 06/15/16 144AΔ	60,000	64,800
Intelsat, Ltd.
6.50%, 11/01/13	110,000	94,050
Tyco International Group SA
6.13%, 11/01/08	90,000	91,153
6.00%, 11/15/13Δ	2,920,000	3,025,479

		4,996,150

Brazil — 0.3%
Federal Republic of Brazil
7.88%, 03/07/15	25,000	27,912
8.88%, 04/15/24	99,000	123,502
10.13%, 05/15/27	821,000	1,155,558
7.13%, 01/20/37Δ	142,000	152,934
11.00%, 08/17/40Δ	1,171,000	1,553,039
Petrobras International Finance Co.
6.13%, 10/06/16	850,000	862,750

		3,875,695

Canada — 0.5%
Anadarko Finance Co.
7.50%, 05/01/31	400,000	455,196
Bombardier, Inc.
7.25%, 11/15/16 144A(E)Δ	250,000	335,889
Canadian Government Inflationary Index
4.00%, 12/01/31(C)	230,000	341,638
Canadian Natural Resources, Ltd.
6.50%, 02/15/37Δ	300,000	301,955
ChevronTexaco Capital Co.
3.50%, 09/17/07	690,000	682,021
Conoco Funding Co.
7.25%, 10/15/31	315,000	372,516
General Motors Nova Scotia Finance Co.
6.85%, 10/15/08Δ	1,670,000	1,665,825
Hydro Quebec
6.30%, 05/11/11	305,000	319,105
OPTI Canada, Inc.
8.25%, 12/15/14 144A	115,000	118,737
Quebecor Media, Inc.
7.75%, 03/15/16	40,000	41,050
Rogers Cable, Inc.
5.50%, 03/15/14Δ	350,000	336,416
6.75%, 03/15/15	10,000	10,353
Rogers Wireless, Inc.
8.52%, 12/15/10†	250,000	255,625
6.38%, 03/01/14 144A	100,000	101,750
6.38%, 03/01/14	30,000	30,525
Sun Media Corporation
7.63%, 02/15/13	50,000	50,938
Western Oil Sands, Inc.
8.38%, 05/01/12	165,000	183,975
Xstrata Finance Canada, Ltd.
5.50%, 11/16/11 144A	500,000	500,406

		6,103,920

Cayman Islands — 0.5%
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/25†Δ	450,000	457,877
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	700,000	689,327
4.63%, 06/15/10 144A	933,333	919,112
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/15 144A†Δ	690,000	721,107
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/48 144A†Δ	830,000	830,489
Systems 2001 Asset Trust LLC
6.66%, 09/15/13 144A	858,327	899,230
Vale Overseas, Ltd.
8.25%, 01/17/34Δ	40,000	47,582
6.88%, 11/21/36Δ	1,120,000	1,154,323

		5,719,047

Chile — 0.0%
Codelco, Inc.
4.75%, 10/15/14 144A	210,000	200,023

Colombia — 0.0%
Republic of Colombia
7.38%, 09/18/37	458,000	492,808

France — 1.8%
AXA SA
6.46%, 12/14/18 144A†@	275,000	272,077
6.38%, 12/14/36 144A†@Δ	275,000	272,422
Compagnie Generale de Geophysique SA
7.50%, 05/15/15	70,000	70,700
French Treasury Bill
2.74%, 01/18/07(E)Ω	14,800,000	19,506,969
French Treasury Note
2.25%, 03/12/07(E)	1,050,000	1,382,499
Legrand SA
8.50%, 02/15/25	250,000	288,750

		21,793,417

See Notes to Financial Statements.	67

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Germany — 3.2%
Bundesobligation
4.00%, 02/16/07(E)	21,700,000	$28,657,291
Bundesschatzanweisungen
2.50%, 03/23/07(E)	6,020,000	7,927,916
Deutsche Bundesrepublik
3.75%, 01/04/15(E)	1,450,000	1,887,525
German Treasury Bill
2.52%, 01/17/07(E)Ω	600,000	790,973
Kabel Deutschland GmbH
10.63%, 07/01/14	$145,000	161,494

		39,425,199

Iceland — 0.4%
Glitnir Banki HF
6.33%, 07/28/11 144AΔ	600,000	616,693
6.69%, 06/15/16 144A†	1,000,000	1,033,357
Kaupthing Bank HF
5.37%, 04/12/11 144A†	1,630,000	1,643,211
5.75%, 10/04/11 144A	250,000	249,985
7.13%, 05/19/16 144A	350,000	371,875
Landsbanki Islands HF
6.10%, 08/25/11 144A	1,500,000	1,526,532

		5,441,653

Italy — 0.2%
Republic of Italy
3.80%, 03/27/08(J)	156,000,000	1,362,649
Telecom Italia Capital SA
4.00%, 01/15/10Δ	225,000	215,001
5.25%, 11/15/13Δ	165,000	157,548
4.95%, 09/30/14	835,000	774,793
5.25%, 10/01/15Δ	130,000	121,642

		2,631,633

Japan — 0.1%
Aiful Corporation
5.00%, 08/10/10 144AΔ	600,000	582,710
Resona Bank, Ltd.
4.13%, 06/27/49 144A(E)†@	500,000	638,108
5.85%, 07/15/49 144A†@	475,000	464,635

		1,685,453

Luxembourg — 0.7%
Gaz Capital for Gazprom
6.21%, 11/22/16 144AΔ	1,300,000	1,312,350
GazInvest Luxemburg SA for Gazprombank
7.25%, 10/30/08	700,000	720,510
TNK-BP Finance SA
7.50%, 07/18/16 144A	780,000	831,675
Unicredito Luxembourg Finance SA
5.43%, 10/24/08 144A†	4,000,000	4,001,952
VTB Capital SA for Vneshtorgbank
5.97%, 08/01/08 144A†	970,000	971,697
5.98%, 08/01/08 144A†	800,000	800,848

		8,639,032

Malaysia — 0.1%
Petronas Capital, Ltd.
7.88%, 05/22/22 144A	430,000	530,702

Marshall Islands — 0.0%
Teekay Shipping Corporation
8.88%, 07/15/11Δ	176,000	189,860

Mexico — 0.4%
America Movil SA de CV
5.50%, 03/01/14	300,000	294,007
United Mexican States
5.63%, 01/15/17	300,000	301,050
11.50%, 05/15/26Δ	1,070,000	1,733,400
8.30%, 08/15/31Δ	660,000	845,460
7.50%, 04/08/33Δ	1,083,000	1,280,647

		4,454,564

Netherlands — 0.3%
Deutsche Telekom International Finance BV
5.75%, 03/23/16Δ	510,000	503,394
8.25%, 06/15/30	600,000	739,732
Majapahit Holding BV
7.25%, 10/17/11 144A@	50,000	51,563
NXP BV
7.88%, 10/15/14 144AΔ	30,000	31,162
Rabobank Nederland
0.20%, 06/20/08(J)	150,000,000	1,251,512
Royal KPN NV
8.00%, 10/01/10Δ	780,000	842,288
TPSA Finance BV
7.75%, 12/10/08 144AΔ	375,000	389,522

		3,809,173

Panama — 0.1%
Republic of Panama
9.63%, 08/08/11	1,000	1,145
7.13%, 01/29/26	538,000	583,730
9.38%, 04/01/29	21,000	28,140
6.70%, 01/26/36Δ	549,000	573,705

		1,186,720

Puerto Rico — 0.0%
Telecomunicaciones de Puerto Rico, Inc.
6.80%, 05/15/09	350,000	357,463

Russia — 0.7%
Ministry Finance of Russia
3.00%, 05/14/08	750,000	725,775
Russian Federation
8.25%, 03/31/10	2,255,591	2,363,634
5.00%, 03/31/30 STEP	4,700,000	5,317,214

		8,406,623

South Korea — 0.0%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	235,000	233,095

Supranational — 0.8%
Inter-American Development Bank
1.00%, 03/24/15	13,000,000	9,412,884

United Kingdom — 0.5%
HBOS Capital Funding LP
6.07%, 12/31/49 144A†Δ	600,000	609,281
HSBC Capital Funding LP
4.61%, 12/29/49 144A†Δ	960,000	896,466

68	See Notes to Financial Statements.

	Par	Value
Royal & Sun Alliance Insurance Group
8.50%, 12/08/14(U)†	$150,000	$332,377
Royal Bank of Scotland Group PLC
5.37%, 12/21/07 144A†	1,100,000	1,101,149
United Kingdom Gilt
4.25%, 03/07/11(U)	1,600,000	3,039,474

		5,978,747

Venezuela — 0.0%
Petrozuata Finance, Inc.
8.22%, 04/01/17 144A	140,000	140,350

Total Foreign Bonds
(Cost $131,693,123)		136,214,351

MORTGAGE-BACKED SECURITIES — 55.3%
ABN AMRO Mortgage Corporation
16.67%, 06/25/33 IOΩ@	700,503	75,297
Banc of America Commercial Mortgage, Inc.
5.12%, 10/10/45†	3,000,000	2,954,709
5.63%, 07/10/46	1,000,000	1,020,799
5.18%, 09/10/47†	3,000,000	2,980,992
Banc of America Funding Corporation
5.41%, 07/20/36†	4,010,562	4,004,444
Bear Stearns Adjustable Rate Mortgage Trust
5.62%, 02/25/33†	387,903	386,439
3.52%, 06/25/34†	1,300,000	1,256,577
Bear Stearns Alt-A Trust
5.64%, 02/25/34 STEP	209,505	209,608
5.39%, 05/25/35†	1,041,986	1,038,400
Bear Stearns Commercial Mortgage Securities
5.71%, 09/11/38†	1,500,000	1,546,368
CC Mortgage Funding Corporation
5.70%, 07/25/34 144A†	434,121	434,340
Citigroup Commercial Mortgage Trust
5.39%, 11/15/36 144A†	995,836	997,553
Commerical Mortgage Asset Trust
7.55%, 01/17/10†	440,000	459,511
Countrywide Alternative Loan Trust
5.67%, 09/25/35†	4,128,494	4,142,970
5.68%, 10/25/35 STEP	2,884,247	2,889,056
5.65%, 11/20/35†	5,728,352	5,748,293
5.67%, 11/20/35†	2,669,347	2,681,405
5.70%, 11/20/35†	1,218,445	1,222,061
5.59%, 12/25/35†	1,504,340	1,505,941
5.62%, 12/25/35 STEP	2,128,947	2,128,927
5.59%, 02/25/36 STEP	2,283,039	2,286,499
5.63%, 03/20/46†	847,314	848,143
Countrywide Home Loan Mortgage Pass-Through Trust
5.56%, 03/25/36†	1,113,598	1,115,059
CS First Boston Mortgage Securities Corporation
15.72%, 04/25/33 IOΩ@	63,663	2,716
15.16%, 05/25/33 IOΩ@	51,126	2,307
19.58%, 06/25/33 IOΩ@	50,526	2,862
8.67%, 07/25/33 IOΩ†@	536,147	3,096
16.95%, 07/25/33 IOΩ@	829,726	107,713
8.89%, 08/25/33 IOΩ†@	633,272	3,773
6.53%, 06/15/34	1,500,000	1,569,125
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	96,576	99,202
7.00%, 04/01/15	77,972	80,092
8.00%, 06/01/15	1,092	1,098
7.00%, 12/01/15	66,201	68,012
6.00%, 04/15/16	135,715	135,614
8.50%, 06/01/16	15,672	16,607
4.50%, 05/01/18	222,453	214,974
4.50%, 06/01/18	52,668	50,883
8.50%, 06/01/18	11,774	12,476
4.50%, 09/01/18	212,613	205,408
4.50%, 10/01/18	155,095	149,849
4.50%, 11/01/18	159,798	154,395
4.50%, 12/01/18	494,400	477,647
5.00%, 12/01/18	935,161	920,846
4.50%, 01/01/19	58,313	56,337
4.50%, 03/01/19	115,453	111,528
4.50%, 06/01/19	2,141,540	2,068,968
0.24%, 04/15/22 POΩ@	46,418	46,065
8.00%, 08/01/24	8,169	8,607
7.50%, 11/01/29	25,020	26,111
6.50%, 12/01/29	526,441	540,278
7.50%, 12/01/29	39,080	40,784
7.50%, 02/01/31	53,369	55,516
7.19%, 07/01/31†	64,294	65,474
7.23%, 08/01/31†	20,641	21,063
7.50%, 11/01/31	49,009	50,953
7.09%, 04/01/32†	21,057	21,268
4.29%, 03/01/34†	19,958	19,644
5.50%, 05/01/35	2,817,287	2,786,737
5.00%, 09/01/35	2,235,658	2,157,894
5.00%, 10/01/35	878,898	848,327
5.00%, 12/01/35	3,970,412	3,832,309
5.00%, 01/01/36 TBA	2,200,000	2,122,314
4.43%, 02/01/36 POΩ@	1,315,785	986,854
6.00%, 02/01/36	2,672,177	2,691,940
4.00%, 01/01/49	4,685,327	4,409,991
Federal Housing Administration
7.43%, 10/01/18†	380,491	376,669
Federal National Mortgage Association
6.50%, 05/25/08	114,236	114,488
20.00%, 10/25/08 IOΩ†@	93,827	1,090
4.00%, 06/01/13	110,901	107,305
4.00%, 07/01/13	147,936	143,141
4.00%, 08/01/13	205,358	198,656
4.00%, 09/01/13	388,856	376,075
4.00%, 10/01/13	804,699	778,039
8.00%, 06/01/15	54,704	57,523
8.00%, 06/15/15	14,468	15,214
8.00%, 07/01/15	59,943	63,032
8.00%, 09/01/15	83,641	86,432
5.00%, 12/25/15	309,812	307,764
6.00%, 05/01/16	222,661	225,975
6.00%, 07/01/16	26,849	27,249
5.00%, 11/01/17	279,732	275,870
5.00%, 12/01/17	2,176,223	2,145,655
5.00%, 01/01/18	3,409,584	3,361,867

See Notes to Financial Statements.	69

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 02/01/18	$605,608	$597,125
5.50%, 02/01/18	243,351	243,333
4.50%, 04/01/18	181,826	175,834
5.00%, 04/01/18	171,919	169,389
4.50%, 05/01/18	1,534,977	1,484,398
5.00%, 05/01/18	1,137,370	1,120,633
4.50%, 06/01/18	2,068,796	2,000,629
5.00%, 06/01/18	144,662	142,183
4.50%, 07/01/18	108,844	105,257
4.00%, 09/01/18	4,654,680	4,395,417
4.50%, 09/01/18	2,968,690	2,870,871
4.50%, 10/01/18	81,668	78,977
4.50%, 11/01/18	317,772	307,301
5.00%, 11/01/18	586,771	578,137
4.50%, 12/01/18	399,597	386,430
4.50%, 01/01/19	82,444	79,728
4.50%, 03/01/19	116,008	112,186
5.00%, 04/01/19	967,562	953,324
4.00%, 05/01/19	12,359,479	11,661,819
4.50%, 06/01/19	14,282	13,794
4.50%, 09/01/19	965,691	933,871
4.50%, 03/01/20	275,711	266,626
4.50%, 04/01/20	721,330	697,562
5.50%, 01/01/21 TBA	10,800,000	10,796,630
6.88%, 08/25/21 IOΩ@	336	8,311
10.37%, 10/25/21 IOΩ@	642	13,888
6.00%, 01/01/22 TBA	550,000	557,563
4.50%, 01/17/22 TBA	3,000,000	2,893,125
18.56%, 01/25/22†	192,412	222,553
4.16%, 03/25/22†	196,880	194,905
9.50%, 05/01/22	8,092	8,785
5.13%, 07/01/22†	36,533	36,845
6.00%, 01/01/23	195,961	198,556
9.50%, 07/01/24	15,138	16,366
5.43%, 07/01/27†	57,442	57,892
6.64%, 08/01/27†	145,125	147,189
5.39%, 11/01/27†	107,669	108,513
6.50%, 12/25/28	31,912	31,893
7.39%, 02/01/30†	192,304	191,859
5.92%, 05/25/30†	2,770,007	2,785,919
7.15%, 06/01/30†	82,333	84,475
8.00%, 10/01/30	85,462	90,140
5.77%, 10/18/30†	82,738	83,440
7.17%, 12/01/30†	19,888	20,145
5.43%, 01/01/31†	18,094	18,236
6.95%, 05/01/31†	19,613	19,618
6.88%, 06/01/31†	73,039	74,442
6.93%, 06/01/31†	12,715	12,962
6.00%, 01/01/32	137,697	138,977
6.00%, 03/01/32	419,550	423,545
6.50%, 03/01/32	473,888	488,723
6.00%, 04/01/32	966,044	974,859
5.53%, 06/01/32†	22,706	22,885
5.13%, 08/01/32†	42,312	42,962
5.00%, 01/01/33 TBA	7,500,000	7,371,090
5.64%, 02/01/33†	29,814	30,205
5.13%, 05/01/33†	114,246	115,950
5.50%, 05/01/33‡‡	20,907,908	20,694,780
0.01%, 07/25/33 IOΩ†@	496,386	19,163
3.85%, 10/01/33†	1,659,662	1,636,303
5.50%, 04/01/34	16,971,689	16,799,808
0.01%, 04/25/34 IOΩ†@	721,048	18,348
0.01%, 06/25/34 IOΩ†@	1,103,104	39,050
5.50%, 09/01/34	16,250,366	16,076,150
7.50%, 09/01/34	44,939	46,564
4.50%, 10/01/34	332,946	313,016
6.00%, 10/01/34	191,449	192,884
4.50%, 11/01/34	1,418,083	1,331,399
5.50%, 11/01/34‡‡	20,806,809	20,583,745
4.50%, 12/01/34	437,920	410,963
4.61%, 12/01/34†	1,030,683	1,018,058
6.00%, 01/01/35	2,958,878	2,981,054
4.50%, 02/01/35	477,487	448,095
5.50%, 02/01/35	27,008,771	26,719,217
4.50%, 03/01/35	1,930,556	1,810,143
4.50%, 04/01/35	998,732	936,187
4.50%, 05/01/35	853,395	799,953
6.00%, 05/01/35	3,797,915	3,824,460
7.50%, 05/01/35	475,150	492,332
7.50%, 06/01/35	55,906	57,928
4.50%, 07/01/35	498,705	467,474
6.00%, 07/01/35	1,119,742	1,127,568
4.50%, 09/01/35	137,834	129,202
5.50%, 09/01/35	1,802,647	1,782,059
7.50%, 09/01/35	55,961	57,984
4.50%, 10/01/35	344,182	322,628
6.00%, 10/01/35	341,157	343,541
7.50%, 10/01/35	919,291	952,534
4.52%, 11/01/35 POΩ@	1,441,491	1,086,004
5.35%, 11/01/35†	50,797	51,207
6.00%, 11/01/35	1,740,688	1,752,854
6.67%, 11/01/35†	2,816,292	2,911,189
6.77%, 11/01/35†	707,378	731,192
4.50%, 01/01/36 TBA	1,800,000	1,686,375
5.50%, 01/01/36 TBA	4,900,000	4,841,813
6.00%, 01/01/36 TBA	37,150,000	37,393,778
6.50%, 01/01/36 TBA	21,480,000	21,882,750
5.00%, 01/12/36 TBA	59,050,000	57,001,674
5.00%, 02/01/36 TBA	1,000,000	965,312
5.00%, 02/01/36‡‡	18,841,146	18,195,686
6.00%, 02/01/36	1,322,366	1,331,319
5.47%, 05/01/36†	621,928	626,948
5.50%, 06/01/36	985,985	974,379
7.50%, 06/01/36	922,416	955,757
6.00%, 07/01/36	1,411,312	1,420,867
6.00%, 08/01/36	2,972,068	2,992,192
7.50%, 08/01/36	45,213	46,847
6.00%, 09/01/36	3,864,480	3,890,646
6.00%, 10/01/36	18,997,453	19,126,295
7.50%, 10/01/36	430,583	446,147
6.00%, 01/11/37 TBA	23,000,000	23,150,926
6.50%, 01/11/37 TBA	45,000,000	45,843,750
5.40%, 12/01/37†	232,294	234,193
5.43%, 01/01/38†	100,421	101,246
6.06%, 06/01/40†	205,815	209,535
6.06%, 10/01/40†	509,133	518,370
5.43%, 11/01/40†	73,065	73,671
FFCA Secured Lending Corporation
9.25%, 07/18/20 IO 144AΩ†@	1,538,734	50,009
FHLMC Structured Pass-Through Securities
6.16%, 07/25/44†	4,513,103	4,534,582
First Horizon Alternative Mortgage Securities
4.75%, 06/25/34†	1,192,417	1,184,074

70	See Notes to Financial Statements.

	Par	Value
First Union National Bank Commercial Mortgage Trust
7.20%, 10/01/32	$1,500,000	$1,583,750
GE Capital Commercial Mortgage Corporation
5.51%, 11/10/45†	1,230,000	1,235,437
GMAC Commercial Mortgage Securities, Inc.
6.87%, 08/15/07	185,737	186,333
6.28%, 11/15/39	2,000,000	2,084,203
Government National Mortgage Association
7.00%, 10/15/25	68,280	70,593
7.00%, 01/15/26	31,768	32,858
7.00%, 07/15/27	240,515	248,832
7.00%, 12/15/27	4,120	4,262
7.00%, 01/15/28	33,407	34,523
7.00%, 03/15/28	296,534	306,781
7.00%, 07/15/28	31,565	32,619
7.50%, 07/15/28	15,786	16,489
6.50%, 08/15/28	35,137	36,155
7.00%, 08/15/28	48,095	49,701
7.50%, 08/15/28	38,294	40,000
6.50%, 09/15/28	184,322	189,666
7.00%, 10/15/28	80,719	83,415
7.50%, 03/15/29	75,801	79,258
7.50%, 11/15/29	42,794	44,652
5.13%, 11/20/29†	170,080	172,536
8.50%, 08/15/30	6,452	6,923
8.50%, 11/20/30	47,214	50,473
6.50%, 08/15/31	280,529	287,826
7.50%, 08/15/31	97,463	101,746
6.50%, 10/15/31	442,609	454,331
6.00%, 11/15/31	1,106,736	1,122,167
6.50%, 11/15/31	393,205	403,433
6.00%, 12/15/31	350,646	355,535
6.00%, 01/15/32	614,810	624,236
6.00%, 02/15/32	651,567	660,652
6.50%, 02/15/32	757,433	777,796
7.50%, 02/15/32	46,569	48,626
12.60%, 02/16/32†	269,315	332,993
6.00%, 04/15/32	654,220	664,251
6.50%, 04/15/32	486,944	499,609
7.50%, 04/15/32	108,701	113,503
6.50%, 06/15/32	1,589,631	1,632,441
6.50%, 07/15/32	226,427	232,317
6.50%, 08/15/32	702,542	720,816
6.50%, 09/15/32	765,858	785,780
6.00%, 10/15/32	721,137	731,192
6.00%, 11/15/32	652,598	661,943
6.00%, 12/15/32	315,174	319,569
6.50%, 12/15/32	49,708	51,001
6.00%, 01/15/33	325,389	329,926
6.00%, 02/15/33	254,391	257,938
6.50%, 03/15/33	135,189	138,705
5.00%, 04/15/33	324,148	315,635
6.50%, 04/15/33	1,898,933	1,948,326
5.00%, 05/15/33	2,596,854	2,528,948
6.00%, 05/15/33	2,298,459	2,330,506
5.00%, 06/15/33	339,825	330,901
6.00%, 06/15/33	215,026	218,024
5.00%, 07/15/33	803,822	782,713
5.00%, 08/15/33	1,602,921	1,559,285
5.00%, 09/15/33	1,154,766	1,122,871
5.00%, 10/15/33	630,471	613,338
6.00%, 10/15/33	1,043,623	1,058,174
6.50%, 10/15/33	394,292	404,548
5.00%, 11/15/33	76,978	74,966
6.00%, 12/15/33	1,184,351	1,200,864
5.00%, 01/15/34	515,653	501,834
5.00%, 03/15/34	655,673	638,101
5.00%, 04/15/34	248,237	241,584
5.00%, 05/15/34	155,827	151,651
5.00%, 06/15/34	980,544	954,266
5.00%, 08/15/34	633,638	616,658
5.00%, 11/15/34	1,443,522	1,404,839
5.00%, 12/15/34	1,429,276	1,390,975
5.00%, 01/15/35	886,497	862,247
6.00%, 06/15/36	954,783	968,096
GS Mortgage Securities Corporation II
4.68%, 07/10/39	1,300,000	1,262,495
GSMPS Mortgage Loan Trust
5.58%, 02/25/35 144A†	804,891	804,856
5.70%, 09/25/35†	3,011,082	3,015,515
GSR Mortgage Loan Trust
4.54%, 10/25/35†	1,488,176	1,461,826
HarborView Mortgage Loan Trust
5.63%, 11/19/35 STEP	708,386	710,320
5.56%, 01/19/36 STEP	556,951	558,419
5.57%, 01/19/36 STEP	2,373,163	2,380,113
5.54%, 12/19/37†	3,248,114	3,248,114
Impac CMB Trust
5.68%, 10/25/34†	365,885	366,080
5.58%, 11/25/35 STEP	2,182,214	2,185,377
Impac Secured Assets CMN Owner Trust
5.57%, 05/25/35†	1,940,985	1,939,868
Indymac ARM Trust
6.51%, 09/28/31†	40,386	40,249
Indymac Index Mortgage Loan Trust
5.10%, 09/25/35†	722,789	701,560
5.54%, 04/25/46†	1,745,523	1,746,873
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	2,900,000	2,814,164
4.92%, 10/15/42†	200,000	194,162
JPMorgan Chase Commercial Mortgage Securities Corporation
5.43%, 12/12/43	3,000,000	3,015,215
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	1,000,000	970,591
4.74%, 07/15/30	830,000	797,893
5.16%, 02/15/31	2,000,000	1,974,311
7.58%, 06/15/36 IO 144AΩ†@	4,548,696	163,416
4.95%, 09/15/40	900,000	877,778
Luminent Mortgage Trust
5.52%, 02/25/46†	1,779,950	1,780,582
MASTR Adjustable Rate Mortgages Trust
5.19%, 05/25/34†	644,112	642,189
5.51%, 11/25/46†	1,985,429	1,984,498

See Notes to Financial Statements.	71

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MASTR Reperforming Loan Trust
7.00%, 08/25/34 144A	$1,218,212	$1,257,265
MLCC Mortgage Investors, Inc.
5.78%, 09/25/27 STEP	958,122	958,962
Morgan Stanley Capital I
5.16%, 10/12/42†	3,000,000	2,964,118
Nomura Asset Acceptance Corporation
5.05%, 06/25/10†	2,818,969	2,797,054
Opteum Mortgage Acceptance Corporation
5.49%, 08/25/35 STEP	1,690,153	1,690,693
Prime Mortgage Trust
5.50%, 05/25/35 144A	8,995,867	8,934,643
6.00%, 05/25/35 144A	1,352,874	1,363,560
6.00%, 11/25/36 144A	4,606,111	4,591,487
Residential Asset Mortgage Products, Inc.
5.77%, 06/25/33 144A†	1,133,993	1,136,831
Sequoia Mortgage Trust
5.91%, 07/20/33†	490,575	491,059
5.80%, 11/20/34 STEP	533,490	534,452
Structured Adjustable Rate Mortgage Loan Trust
5.66%, 08/25/35†	1,760,958	1,766,846
Structured Asset Mortgage Investments, Inc.
5.63%, 12/25/35 STEP	1,978,905	1,982,888
5.55%, 02/25/36†	1,688,115	1,689,022
Thornburg Mortgage Securities Trust
5.43%, 06/25/09†	4,194,893	4,185,848
5.52%, 12/25/35†	4,335,293	4,331,246
5.52%, 01/25/36†	6,171,043	6,162,517
Wachovia Bank Commercial Mortgage Trust
5.20%, 10/15/44†	3,000,000	2,985,728
WAMU Alternative Mortgage Pass-Through Certificates
5.60%, 11/25/46†	2,973,681	2,973,681
Washington Mutual, Inc.
8.75%, 01/25/08 IOΩ†@	775,046	7,839
8.74%, 05/25/08 IOΩ@	1,714,580	7,242
8.96%, 06/25/08 IOΩ†@	2,689,304	27,894
5.59%, 12/25/27 STEP	3,578,247	3,577,601
4.68%, 02/25/33†	143,763	142,063
5.57%, 12/27/36†	1,000,000	1,000,000
6.16%, 06/25/42†	154,591	154,657
5.61%, 07/25/45†	3,142,479	3,153,066
5.64%, 07/25/45†	2,075,244	2,082,138
5.64%, 08/25/45†	1,676,208	1,680,774
5.67%, 08/25/45†	4,587,223	4,599,718
5.61%, 10/25/45†	5,604,638	5,612,175
5.58%, 11/25/45†	2,237,218	2,244,651
5.59%, 12/25/45†	1,607,706	1,612,156
5.61%, 12/25/45†	3,408,336	3,418,165
5.58%, 11/25/46†	964,437	964,437
9.74%, 01/01/49 IOΩ†@	1,956,512	13,820
Wells Fargo Mortgage-Backed Securities Trust
3.54%, 09/25/34†	2,440,000	2,379,520
4.97%, 10/25/35†	2,155,044	2,142,245
5.09%, 03/25/36†	3,642,057	3,617,599
Zuni Mortgage Loan Trust
5.45%, 07/25/36†	3,789,138	3,784,419

Total Mortgage-Backed Securities
(Cost $689,326,522)		685,919,223

MUNICIPAL BONDS — 0.3%
South Carolina Transportation Infrastructure Bank, Series A Revenue Bond (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,820,150
Virginia State Housing Development Authority, Commonwealth Mortgage, Series H Revenue Bond (MBIA Insured)
5.38%, 07/01/36	1,000,000	1,042,650

Total Municipal Bonds
(Cost $3,630,079)		3,862,800

	Number of Contracts
PURCHASED OPTIONS — 0.2%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $115.00, Expires 02/23/07	249	3,891
1-Year Eurodollar Mid-CRV Futures, Strike Price $95.00, Expires 09/14/07	250	234,375
1-Year Eurodollar Mid-CRV Futures, Strike Price $95.25, Expires 09/14/07	453	283,125

		521,391

Call Swaptions — 0.1%
3-Month LIBOR, Strike Price $4.50, Expires 01/22/07	5,500	1
3-Month LIBOR, Strike Price $4.75, Expires 07/02/07	3,110	23,048
3-Month LIBOR, Strike Price $5.00, Expires 03/08/07	2,780	39,226
3-Month LIBOR, Strike Price $5.00, Expires 12/20/07	2,240	136,652
3-Month LIBOR, Strike Price $5.04, Expires 09/17/07	750	39,913
3-Month LIBOR, Strike Price $5.08, Expires 04/19/07	1,010	30,239
3-Month LIBOR, Strike Price $5.21, Expires 12/12/11	990	367,171
3-Month LIBOR, Strike Price $5.25, Expires 06/07/07	1,700	99,739
3-Month LIBOR, Strike Price $5.25, Expires 07/02/07	3,540	224,719
3-Month LIBOR, Strike Price $5.37, Expires 07/02/07	3,880	305,317
3-Month LIBOR, Strike Price $5.75, Expires 04/27/09	280	249,270
6-Month LIBOR, Strike Price $5.19, Expires 09/14/07	350	9,715

		1,525,010

72	See Notes to Financial Statements.

	Number of Contracts	Value
Put Options — 0.0%
30-Year Federal National Mortgage Association, Strike Price $89.63, Expires 02/05/07	400	$133
30-Year Federal National Mortgage Association, Strike Price $90.75, Expires 02/05/07	540	279
30-Year Federal National Mortgage Association, Strike Price $91.00, Expires 02/05/07	560	351
30-Year Federal National Mortgage Association, Strike Price $92.50, Expires 03/06/07	2,300	1,587
30-Year Federal National Mortgage Association, Strike Price $93.00, Expires 03/06/07	600	282
30-Year Federal National Mortgage Association, Strike Price $93.13, Expires 03/06/07	1,030	331
30-Year Federal National Mortgage Association, Strike Price $94.50, Expires 03/06/07	440	616
90-Day Eurodollar Futures, Strike Price $91.25, Expires 06/18/07	180	1,125
90-Day Eurodollar Futures, Strike Price $95.00, Expires 09/17/07	29	13,412

		18,116

Put Swaptions — 0.1%
3-Month LIBOR, Strike Price $5.21, Expires 12/12/11	990	470,757
3-Month LIBOR, Strike Price $6.25, Expires 04/27/09	280	51,067

		521,824

Total Purchased Options
(Cost $2,901,767)		2,586,341

	Shares
PREFERRED STOCKS — 0.1%
CORTS Trust for Ford Motor Co.	9,100	178,269
General Motors Corporation CONV	40,650	861,373

Total Preferred Stocks
(Cost $873,008)		1,039,642

RIGHTS — 0.0%
United Mexican States Recovery Rights Series E,
06/30/07
(Cost $0)	1,100,000	15,950

MONEY MARKET FUNDS — 29.2%
GuideStone Funds Money Market Fund (GS4 Class)¥	104,258,409	$104,258,409
Northern Institutional Liquid Assets Portfolio§	258,993,690	258,993,690

Total Money Market Funds
(Cost $363,252,099)		363,252,099

	Par
U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bills
4.80%, 03/15/07‡‡	$770,000	762,673
4.81%, 03/15/07‡‡	865,000	856,769

		1,619,442

U.S. Treasury Bonds
5.38%, 02/15/31Δ	1,600,000	1,714,376
4.50%, 02/15/36Δ	10,022,000	9,533,438

		11,247,814

U.S. Treasury Inflationary Index Bonds
3.38%, 01/15/07Δ	19,500,000	24,815,470
0.88%, 04/15/10Δ	15,200,000	15,363,296
2.38%, 04/15/11Δ	7,010,000	7,104,605
3.38%, 01/15/12Δ	60,000	71,250
1.88%, 07/15/13Δ	700,000	743,673
2.00%, 01/15/14Δ	600,000	637,090
2.00%, 07/15/14Δ	3,000,000	3,119,906
1.88%, 07/15/15Δ	12,000,000	11,941,078
2.50%, 07/15/16Δ	4,980,000	5,018,193
2.38%, 01/15/25Δ	1,140,000	1,216,092
2.00%, 01/15/26Δ	1,660,000	1,588,684
3.88%, 04/15/29Δ	4,468,000	6,912,177

		78,531,514

U.S. Treasury Notes
2.25%, 02/15/07Δ	22,000,000	21,932,988
3.38%, 02/15/08	850,000	835,424
4.88%, 10/31/08Δ	16,000,000	16,012,512
3.25%, 01/15/09	1,100,000	1,067,689
4.50%, 02/15/09Δ	480,000	477,244
3.63%, 07/15/09	200,000	194,789
4.88%, 08/15/09Δ	4,400,000	4,414,612
3.38%, 10/15/09Δ	1,400,000	1,351,111
3.50%, 12/15/09	8,000,000	7,735,944
3.63%, 01/15/10	1,300,000	1,260,290
3.50%, 02/15/10Δ	3,200,000	3,088,502
3.88%, 09/15/10	10,100,000	9,821,068
4.25%, 10/15/10	500,000	492,422
4.50%, 11/15/10Δ	25,915,000	25,738,882
4.38%, 12/15/10	7,500,000	7,415,925
4.50%, 02/28/11	13,200,000	13,106,676
4.75%, 03/31/11	1,800,000	1,803,587
4.88%, 04/30/11Δ	11,790,000	11,870,137
5.13%, 06/30/11	8,300,000	8,442,660
4.88%, 07/31/11	33,900,000	34,148,962
4.63%, 10/31/11Δ	3,000,000	2,990,040
4.25%, 08/15/13Δ	200,000	195,047
4.25%, 08/15/14	7,000,000	6,797,112
4.25%, 11/15/14Δ	1,760,000	1,707,888
4.25%, 08/15/15Δ	2,890,000	2,797,431
4.50%, 11/15/15Δ	6,890,000	6,786,113
5.13%, 05/15/16Δ	3,070,000	3,163,181

See Notes to Financial Statements.	73

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.88%, 08/15/16Δ	$23,110,000	$23,393,467
4.50%, 11/15/16	4,810,000	4,779,942
4.63%, 11/15/16Δ	6,400,000	6,360,006

		230,181,651

U.S. Treasury STRIPS
4.98%, 11/15/21ΩΔ	19,680,000	9,482,887
4.99%, 08/15/24ΩΔ	19,700,000	8,265,253
4.96%, 11/15/24ΩΔ	2,200,000	916,502
4.96%, 02/15/25Ω	4,100,000	1,684,251
4.96%, 08/15/25ΩΔ	3,100,000	1,247,105
4.97%, 05/15/26ΩΔ	1,500,000	579,513
4.96%, 11/15/26ΩΔ	3,600,000	1,359,742
4.92%, 08/15/27Ω	1,050,000	385,373
4.91%, 11/15/27ΩΔ	400,000	145,036

		24,065,662

Total U.S. Treasury Obligations
(Cost $346,847,064)		345,646,083

TOTAL INVESTMENTS — 147.0%
(Cost $1,822,424,703)		1,824,887,125

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Swaptions — (0.1)%
3-Month LIBOR, Strike Price $4.56, Expires 01/22/07	(2,370)	(24)
3-Month LIBOR, Strike Price $4.75, Expires 07/02/07	(680)	(28,394)
3-Month LIBOR, Strike Price $5.04, Expires 03/08/07	(1,200)	(55,236)
3-Month LIBOR, Strike Price $5.15, Expires 12/20/07	(970)	(147,406)
3-Month LIBOR, Strike Price $5.22, Expires 04/19/07	(440)	(47,555)
3-Month LIBOR, Strike Price $5.34, Expires 06/07/07	(700)	(111,860)
3-Month LIBOR, Strike Price $5.37, Expires 07/02/07	(1,540)	(270,917)
3-Month LIBOR, Strike Price $5.50, Expires 07/02/07	(1,270)	(339,166)
6-Month LIBOR, Strike Price $4.85, Expires 09/14/07	(100)	(9,166)

		(1,009,724)

Put Option — 0.0%
15-Year U.S. Treasury Long Bond Futures, Strike Price $112.00, Expires 02/24/08	(23)	(31,985)

Total Written Options
(Premiums received $(1,044,466))		(1,041,709)

	Par
SECURITIES SOLD SHORT — (4.2)%
Federal National Mortgage Association
5.50%, 02/13/36 TBA	$(38,900,000)	(38,425,887)
5.00%, 01/11/37 TBA	(15,000,000)	(14,479,680)

Total Securities Sold Short
(Cost $(53,316,215))		(52,905,567)

Liabilities in Excess of Other Assets — (42.7)%		(529,864,992)

NET ASSETS — 100.0%		$1,241,074,857

74	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2006:

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Australian Dollars
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month BB floating rate(i)	06/15/17	1,000,000	$(21,024)

British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	06/15/09	800,000	(14,777)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(i)	09/15/10	4,000,000	(114,431)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	09/15/10	10,200,000	(291,799)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/15	2,500,000	(59,035)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(m)	09/15/15	400,000	(9,445)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00%(i)	12/15/35	(4,900,000)	7,369
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00%(d)	12/15/35	(3,700,000)	5,565

			(476,553)

Canadian Dollars
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month CBK floating rate(h)	06/15/27	5,100,000	(111,962)

Euros
Receive fixed rate payments of 2.1455% and pay variable rate payments on the France CPI Ex Tobacco(b)	10/15/10	300,000	5,813
Receive floating par in the event of default on the DJ ITRAXX6HIVOL Index and pay fixed rate payments of 0.85%(g)	12/20/16	(1,200,000)	(7,191)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(g)	12/20/16	(2,900,000)	(17,380)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(i)	12/20/16	(3,600,000)	(21,575)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(d)	12/20/16	(1,300,000)	(7,791)
Receive floating par in the event of default on the DJ ITRAXX6HI4 Index and pay fixed rate payments of 0.85%(j)	12/20/16	(2,900,000)	(17,380)

			(65,504)

Japanese Yen
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(h)	06/20/16	(210,000,000)	(23,908)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(d)	06/20/16	(80,000,000)	(9,108)

			(33,016)

See Notes to Financial Statements.	75

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Dollars
Receive fixed rate payments of 0.61% and pay floating par in the event of default on Russian Federation, 5.00% due 03/31/30(h)	03/20/07	$1,300,000	$1,365
Receive fixed rate payments of 0.77% and pay floating par in the event of default on Russian Federation, 5.00% due 03/31/30(g)	05/20/07	100,000	223
CMBS AAA 10 Year Index Basis Total Return Swap(k)	05/31/07	11,000,000	22,821
Receive fixed rate payments of 0.055% and pay floating par in the event of default on American International Group, 5.60% due 10/18/16(e)	03/20/08	5,600,000	2,353
Receive floating par in the event of default on Republic of Philippines, 8.25% due 01/15/14 and pay fixed rate of 2.47%(e)	09/20/08	(1,000,000)	(33,416)
Receive floating par in the event of default on RadioShack Corporation, 7.375% due 05/15/11 and pay fixed rate payments of 0.37%(b)	12/20/08	(300,000)	3,012
Receive floating par in event of default on Emerson Electric Co., 4.625% due 10/15/12 and pay fixed rate payments of 0.22%(c)	12/20/08	(300,000)	(937)
Receive floating par in event of default on Devon Financing Corporation, 6.875% due 09/30/11 and pay fixed rate payments of 0.35%(h)	12/20/08	(500,000)	(2,112)
Receive floating par in event of default on Anadarko Petroleum Corporation, 5.000% due 10/01/12 and pay fixed rate payments of 0.27%(h)	12/20/08	(300,000)	(766)
Receive floating par in event of default on Carnival Corporation, 6.150% due 04/15/08 and pay fixed rate payments of 0.44%(b)	12/20/08	(300,000)	(2,209)
Receive floating par in event of default on Countrywide Home Loan, 6.250% due 04/15/09 and pay fixed rate payments of 0.42%(c)	12/20/08	(300,000)	(1,885)
Receive floating par in event of default on Occidental Petroleum, 6.750% due 01/15/12 and pay fixed rate payments of 0.28%(h)	12/20/08	(300,000)	(1,250)
Receive floating par in event of default on Kroger Co. 6.750% due 04/15/12 and pay fixed rate payments of 0.53%(c)	12/20/08	(300,000)	(2,548)
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/18/09	55,000,000	20,786
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/20/09	10,000,000	(10,290)
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(k)	06/21/10	36,000,000	(17,435)
Receive floating par in the event of default on Republic of Turkey, 11.875% due 01/15/30 and pay fixed rate of 2.70%(c)	09/20/10	(400,000)	(19,996)
Receive floating par in the event of default on Republic of Turkey, 11.875% due 01/15/30 and pay fixed rate of 2.25%(c)	09/20/10	(1,000,000)	(35,006)

76	See Notes to Financial Statements.

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive floating par in the event of default on DaimlerChrysler NA Holding, 5.75% due 09/08/11 and pay fixed rate of 0.58%(d)	09/20/11	$(900,000)	$(3,705)
Receive floating par in the event of default on the DJ CDX HVOL7 Index and pay fixed rate payments of 0.75%(d)	12/20/11	(9,700,000)	16,668
Receive variable rate payments on the three month LIBOR and pay fixed rate payments of 5.00%(f)	12/20/11	(13,000,000)	48,143
Receive floating par in the event of default on International Lease Finance Corp, 5.40% due 02/15/12 and pay fixed rate of 0.17%(d)	03/20/12	(400,000)	(463)
Receive floating par in the event of default on XL Capital (Europe) PLC, 6.50% due 01/15/12 and pay fixed rate of 0.205%(d)	03/20/12	(500,000)	(1,040)
Receive floating par in the event of default on Pulte Homes Inc., 6.25% due 02/15/13 and pay fixed rate of 0.72%(d)	03/20/13	(1,100,000)	(8,763)
Receive floating par in the event of default on Sealed Air Corp, 5.625% due 07/15/13 and pay fixed rate of 0.58%(c)	09/20/13	(400,000)	(1,829)
Receive floating par in the event of default on Citifinancial, 6.625% due 06/01/15 and pay fixed rate of 0.145%(d)	06/20/15	(300,000)	9
Receive floating par in the event of default on Republic of Hungary, 4.75% due 02/03/15 and pay fixed rate of 0.535%(c)	05/20/16	(1,600,000)	(15,577)
Receive floating par in the event of default on Republic of Hungary, 4.75% due 02/03/15 and pay fixed rate of 0.54%(g)	05/20/16	(1,400,000)	(14,144)
Receive floating par in the event of default on Republic of Hungary, 4.75% due 02/03/15 and pay fixed rate of 0.545%(i)	05/20/16	(2,800,000)	(29,316)
Receive floating par in the event of default on Omnicom Group Inc., 5.90% due 04/15/16 and pay fixed rate of 0.39%(c)	06/20/16	(700,000)	(2,194)
Receive floating par in the event of default on Bank of America, 5.62% due 10/14/16 and pay fixed rate of 0.17%(f)	12/20/16	(1,700,000)	719
Receive floating par in the event of default on the DJ CDX IG7 Index and pay fixed rate payments of 0.65%(c)	12/20/16	(7,800,000)	(50,276)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(i)	06/20/17	(8,100,000)	110,302
Receive floating par in the event of default on Asset Backed Funding Certificates, 8.8225% due 11/25/32 and pay fixed rate of 2.35%(b)	11/25/32	(1,000,000)	10,575
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(i)	06/20/37	4,200,000	(189,978)
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/20/37	8,600,000	(389,003)
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(f)	06/20/37	5,900,000	(266,874)

See Notes to Financial Statements.	77

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive floating par in the event of default on the ABX.HE.A.06-1 Index and pay fixed rate payments of 0.54%(e)	07/25/45	$(7,700,000)	$(28,328)
Receive floating par in the event of default on the ABX.HE.A.06-1 Index and pay fixed rate payments of 0.54%(b)	07/25/45	(2,000,000)	(7,358)
Receive floating par in the event of default on the ABX.HE.BBB.06-2 Index and pay fixed rate payments of 1.33%(e)	05/25/46	(1,800,000)	63,819

			(835,903)

			$(1,543,962)

Forward volatility option with premium to be determined on a future date outstanding at December 31, 2006:

Description	Expiration Date	Notional Value	Unrealized Depreciation
Call & Put—OTC U.S. dollar Forward Delta Neutral Straddle vs. Japanese Yen, Strike Price and premium determined on 03/20/07, based upon implied volatility parameter of 8.50% (b)	03/20/08	$20,200,000	$(195,536)

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	55.3
Futures Contracts	48.1
Money Market Funds	29.2
U.S. Treasury Obligations	27.9
Corporate Bonds	12.6
Foreign Bonds	11.0
Agency Obligations	5.8
Asset-Backed Securities	3.8
Commercial Paper	0.8
Municipal Bonds	0.3
Purchased Options	0.2
Preferred Stocks	0.1
Forward Volatility Option	— **
Rights	— **
Swap Agreements	(0.1)
Written Options	(0.1)
Forward Foreign Currency Contracts	(3.3)
Securities Sold Short	(4.2)

187.4

**	Rounds to less than 0.005%.

78	See Notes to Financial Statements.

Extended-Duration Bond Fund

The Fund is primarily comprised of investment grade fixed income securities with longer maturities. The Fund posted a positive absolute return and outperformed its composite benchmark index, 50% Lehman Brothers Long-term Government Index and 50% Lehman Brothers Long-term Credit Index, during the fourth quarter and year. Despite the headwind of rising long-term interest rates, the Fund was the best performing fixed income Select Fund (excluding the Money Market Fund) for the year on an absolute return basis. The Fund’s benchmark relative performance was positively impacted by its allocations to high yield, emerging markets and non-U.S. dollar denominated securities. A modest allocation to municipals also added value. During a period of spread tightening, one sub-adviser’s significant overweight to the lower-yielding Treasury sector negatively impacted performance during the quarter. Both of the sub-advisers within the Fund outpaced the composite benchmark during the quarter. Loomis Sayles generated the greatest relative outperformance during the period given their allocations to extended sectors such as high-yield, emerging market and non-U.S. dollar denominated securities.

Please see page 83 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

79

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	4.75%	4.56%	4.09%	2.77%	3.79%	2.77%
Five Year	8.07%	7.91%	7.61%	7.44%	N/A	N/A
Since Inception	7.95%	7.87%	7.48%	7.06%	4.92%	4.67%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Lehman Brothers Long-Term Government Bond Index and the Lehman Brothers Long-Term Credit Bond Index.

The Lehman Brothers Long-Term Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities of 10 years or greater.

The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

80

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Par	Value
AGENCY OBLIGATION — 0.3%
Federal National Mortgage Association
2.29%, 02/19/09(G)
(Cost $1,477,847)	2,500,000	$1,592,833

ASSET-BACKED SECURITY — 0.3%
Community Program Loan Trust
4.50%, 04/01/29
(Cost $1,673,976)	$1,950,000	1,837,683

CORPORATE BONDS — 15.0%
Alberton’s, Inc.
6.63%, 06/01/28	105,000	95,850
7.45%, 08/01/29	985,000	967,269
8.00%, 05/01/31Δ	110,000	112,129
Albertson’s, Inc.
7.75%, 06/15/26	800,000	801,954
Anadarko Petroleum Corporation
5.95%, 09/15/16	1,080,000	1,084,237
6.45%, 09/15/36	760,000	770,524
Arrow Electronics, Inc.
6.88%, 07/01/13	250,000	261,139
ASIF Global Financing XXVII
2.38%, 02/26/09 144A(G)	6,700,000	4,266,997
Avnet, Inc.
6.00%, 09/01/15	875,000	864,186
Barclays Financial LLC
4.16%, 02/22/10 144A(T)	25,000,000	657,475
4.10%, 03/22/10 144A(T)	30,000,000	786,262
4.06%, 09/16/10 144A(W)	730,000,000	767,991
Borden, Inc.
7.88%, 02/15/23Δ	1,200,000	966,000
Bristol-Myers Squibb Co.
4.86%, 09/15/23 CONV†	1,000,000	1,005,000
Chesapeake Energy Corporation
6.88%, 01/15/16Δ	610,000	618,387
6.50%, 08/15/17Δ	45,000	44,212
6.88%, 11/15/20Δ	320,000	316,000
CIT Group, Inc.
5.50%, 12/01/14(U)	600,000	1,152,502
Comcast Corporation
5.50%, 03/15/11	500,000	502,574
5.65%, 06/15/35	570,000	519,146
6.50%, 11/15/35	555,000	560,743
6.45%, 03/15/37	2,480,000	2,489,568
Commonwealth Edison Co.
4.75%, 12/01/11@	402,000	388,412
Constellation Energy Group, Inc.
4.55%, 06/15/15Δ	750,000	695,509
Continental Airlines, Inc.
6.95%, 02/02/11	311,850	308,927
8.31%, 04/02/18Δ	479,233	496,306
7.57%, 03/15/20Δ	421,412	425,890
Corning, Inc.
6.20%, 03/15/16	230,000	234,574
7.25%, 08/15/36Δ	850,000	913,795
Cox Communications, Inc.
6.75%, 03/15/11Δ	250,000	261,592
Cummins, Inc.
7.13%, 03/01/28Δ	425,000	443,006
DCP Midstream LP
6.45%, 11/03/36 144AΔ	490,000	505,149
Devon Energy Corporation
4.95%, 08/15/08 CONV	963,000	1,338,570
Dillard’s, Inc.
7.75%, 07/15/26	890,000	894,450
7.00%, 12/01/28Δ	500,000	480,000
El Paso Corporation
7.00%, 05/15/11Δ	400,000	417,000
EOP Operating LP
7.25%, 06/15/28Δ	500,000	549,493
First Industrial LP
7.60%, 07/15/28	1,000,000	1,118,837
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	987,500
Ford Motor Co.
6.63%, 10/01/28Δ	680,000	496,400
6.38%, 02/01/29Δ	1,255,000	906,737
Ford Motor Credit Co.
5.70%, 01/15/10	135,000	129,500
7.00%, 10/01/13Δ	315,000	301,214
8.00%, 12/15/16	1,000,000	989,819
General Motors Acceptance Corporation
6.88%, 08/28/12	250,000	257,004
Georgia-Pacific Corporation
8.00%, 01/15/24	30,000	30,600
7.38%, 12/01/25Δ	240,000	235,200
7.25%, 06/01/28Δ	300,000	292,500
7.75%, 11/15/29Δ	3,700,000	3,709,250
8.88%, 05/15/31	60,000	63,750
GTE Corporation
6.94%, 04/15/28	10,000	10,514
HCA, Inc.
6.30%, 10/01/12	1,500,000	1,376,250
7.58%, 09/15/25	1,000,000	818,672
7.05%, 12/01/27	500,000	378,818
Health Care Property Investors, Inc.
6.00%, 03/01/15Δ	1,500,000	1,493,958
Highwoods Properties, Inc.
7.50%, 04/15/18	1,500,000	1,669,689
Historic TW, Inc.
6.63%, 05/15/29	60,000	60,942
HSBC Bank USA NA
3.31%, 08/25/10 144A	700,000	746,830
IMC Global, Inc.
7.38%, 08/01/18	500,000	477,500
7.30%, 01/15/28Δ	690,000	638,250
iStar Financial, Inc.
5.70%, 03/01/14Δ	1,171,000	1,162,082
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	255,284
Kinder Morgan, Inc.
7.25%, 03/01/28Δ	500,000	483,691
Lennar Corporation
5.60%, 05/31/15	935,000	895,497
6.50%, 04/15/16 144AΔ	625,000	635,228
MidAmerican Energy Holdings Co.
5.88%, 10/01/12Δ	1,000,000	1,019,177
Motorola, Inc.
6.50%, 11/15/28Δ	500,000	531,439
NiSource Finance Corporation
6.15%, 03/01/13	1,000,000	1,019,735

See Notes to Financial Statements.	81

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Northern Telecom Capital
7.88%, 06/15/26	$450,000	$405,000
Owens Corning, Inc.
6.50%, 12/01/16 144A	240,000	244,244
7.00%, 12/01/36 144A	355,000	359,606
Pemex Project Funding Master Trust
8.63%, 02/01/22	1,000,000	1,238,500
8.63%, 12/01/23Δ	1,000,000	1,233,750
Pioneer Natural Resources Co.
7.20%, 01/15/28	2,500,000	2,367,160
Preston Corporation
7.00%, 05/01/11 CONV	250,000	236,250
Pulte Homes, Inc.
7.88%, 06/15/32	1,500,000	1,654,184
6.38%, 05/15/33Δ	1,000,000	936,523
Qwest Corporation
7.25%, 09/15/25Δ	1,000,000	1,032,500
6.88%, 09/15/33Δ	2,250,000	2,160,000
Raytheon Co.
6.40%, 12/15/18	2,600,000	2,787,884
7.20%, 08/15/27	250,000	291,960
7.00%, 11/01/28	750,000	861,364
Southern Natural Gas Co.
7.35%, 02/15/31	1,750,000	1,935,056
Sprint Capital Corporation
6.88%, 11/15/28	3,305,000	3,317,642
Swift Energy Co.
7.63%, 07/15/11Δ	150,000	153,375
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	750,000	795,658
Time Warner, Inc.
7.63%, 04/15/31	35,000	39,215
6.50%, 11/15/36	120,000	119,830
Toll Brothers Finance Corporation
5.15%, 05/15/15	1,285,000	1,179,372
Union Pacific Resources Group
7.15%, 05/15/28	250,000	272,104
Verizon Global Funding Corporation
5.85%, 09/15/35Δ	2,420,000	2,325,601
Verizon Maryland, Inc.
5.13%, 06/15/33Δ	50,000	41,153
Verizon New York, Inc.
7.38%, 04/01/32Δ	385,000	398,671
Western Union Co.
6.20%, 11/17/36 144A	2,060,000	1,941,422
Williams Cos, Inc.
7.50%, 01/15/31Δ	1,250,000	1,303,125
Xerox Capital Trust I
8.00%, 02/01/27Δ	1,500,000	1,539,375
XTO Energy, Inc.
6.10%, 04/01/36	50,000	48,960

Total Corporate Bonds
(Cost $76,930,253)		82,374,169

FOREIGN BONDS — 10.7%
Argentina — 0.1%
Republic of Argentina
4.01%, 08/03/12†	385,000	281,435

Australia — 0.1%
Qantas Airways, Ltd.
6.05%, 04/15/16 144A	345,000	307,586

Brazil — 1.0%
Federal Republic of Brazil
8.25%, 01/20/34Δ	4,750,000	5,771,250

Canada — 4.0%
British Columbia Generic Residual
4.23%, 06/09/14 STRIP(C) Ω	10,230,000	6,367,049
Canada Generic Residual
4.23%, 06/01/25 STRIP(C)Ω	4,110,000	1,631,806
Canadian Government
4.50%, 09/01/07(C)	1,480,000	1,271,862
4.25%, 09/01/08(C)	2,800,000	2,409,059
Kinder Morgan Finance Co.
5.70%, 01/05/16	125,000	114,886
6.40%, 01/05/36Δ	665,000	594,721
Methanex Corporation
6.00%, 08/15/15	25,000	23,752
Ontario Generic Residual
4.70%, 07/13/22 STRIP(C)Ω	3,900,000	1,627,021
4.67%, 03/08/29 STRIP(C)Ω	7,000,000	2,109,334
Saskatchewan Residual
4.30%, 04/10/14 STRIP(C)Ω	7,500,000	4,698,152
4.68%, 02/04/22 STRIP(C)Ω	3,000,000	1,279,852

		22,127,494

Cayman Islands — 0.1%
Enersis SA
7.40%, 12/01/16Δ	625,000	688,211

Egypt — 1.3%
Egypt Government AID Bonds
4.45%, 09/15/15	7,365,000	7,129,519

Malaysia — 0.0%
Telekom Malaysia BHD
7.88%, 08/01/25 144A	225,000	275,448

Mexico — 0.7%
Mexican Bonos
9.00%, 12/20/12(M)	23,000,000	2,300,000
8.00%, 12/07/23(M)	17,000,000	1,642,720

		3,942,720

Philippines — 0.2%
Philippine Long Distance Telephone Co.
8.35%, 03/06/17	500,000	570,000
Quezon Power (Philippines), Ltd.
8.86%, 06/15/17Δ	424,700	428,947

		998,947

Spain — 0.6%
Telefonica Emisones SAU
7.05%, 06/20/36	3,105,000	3,308,614

Supranational — 2.0%
Inter-American Development Bank
13.58%, 05/11/09(B)Ω	7,500,000	2,571,378
6.00%, 12/15/17(Z)	12,250,000	8,263,485

		10,834,863

Sweden — 0.4%
Swedish Government
6.50%, 05/05/08(K)	14,640,000	2,216,759

82	See Notes to Financial Statements.

	Par	Value
Venezuela — 0.2%
Cerro Negro Finance, Ltd.
7.90%, 12/01/20 144A	$500,000	$487,500
Petrozuata Finance, Inc.
8.37%, 10/01/22 144A	450,000	441,000

		928,500

Total Foreign Bonds
(Cost $ 49,200,409)		58,811,346

MORTGAGE-BACKED SECURITIES — 0.2%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31	202,230	195,651
Federal National Mortgage Association
5.00%, 07/25/23	584,794	581,378

Total Mortgage-Backed Securities
(Cost $714,195)		777,029

	Shares
PREFERRED STOCK — 0.2%
Travelers Property Casualty Corporation
4.50%, 04/15/32 CONVΔ
(Cost $989,021)	44,125	1,153,427

MONEY MARKET FUNDS — 53.4%
GuideStone Funds Money Market Fund (GS4 Class)¥	14,475,319	14,475,319
Northern Institutional Liquid Assets Portfolio§	278,446,396	278,446,396

Total Money Market Funds
(Cost $292,921,715)		292,921,715

	Par
U.S. TREASURY OBLIGATIONS — 69.9%
U.S. Treasury Bonds
8.13%, 08/15/19Δ	$10,480,000	13,695,233
8.00%, 11/15/21Δ	192,517,000	255,265,606
5.38%, 02/15/31	2,660,000	2,850,150
4.50%, 02/15/36Δ	102,135,000	97,156,021

		368,967,010

U.S. Treasury Note
4.63%, 10/31/11Δ	15,000,000	14,950,200

Total U.S. Treasury Obligations
(Cost $ 384,980,154)		383,917,210

TOTAL INVESTMENTS — 150.0%
(Cost $808,887,570)		823,385,412

Liabilities in Excess of Other
Assets — (50.0)%		(274,314,758)

NET ASSETS — 100.0%		$549,070,654

PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	69.9
Money Market Funds	53.4
Corporate Bonds	15.0
Foreign Bonds	10.7
Agency Obligation	0.3
Asset-Backed Security	0.3
Mortgage-Backed Securities	0.2
Preferred Stock	0.2

150.0

See Notes to Financial Statements.	83

Global Bond Fund

The Global Bond Fund was launched on December 29, 2006 and is a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration normally between three to ten years.

The Global Bond Fund invests in high yield securities, commonly known as “junk bonds”. While offering higher currency yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This fund is not available for direct investment.

Please see page 89 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

84

Global Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Par	Value
ASSET-BACKED SECURITY — 1.0%
RAAC Series
5.69%, 07/25/37 144A†
(Cost $ 959,460)	$958,265	$958,713

CORPORATE BONDS — 25.4%
Activant Solutions, Inc.
9.50%, 05/01/16 144A	65,000	60,775
AES Corporation (The)
8.75%, 05/15/13	500,000	538,125
Affinion Group, Inc.
10.13%, 10/15/13	140,000	149,100
Aleris International, Inc.
10.00%, 12/15/16 144A	15,000	15,112
Allegheny Energy Supply
7.80%, 03/15/11	90,000	96,975
8.25%, 04/15/12 144A	190,000	209,475
Alliant Techsystems, Inc.
6.75%, 04/01/16	100,000	100,250
Allied Waste North America, Inc.
8.50%, 12/01/08	70,000	73,938
6.38%, 04/15/11	130,000	129,025
7.13%, 05/15/16	225,000	223,875
American International Group, Inc.
5.05%, 10/01/15	100,000	97,407
Anadarko Petroleum Corporation
5.95%, 09/15/16	40,000	40,157
Appleton Papers, Inc.
8.13%, 06/15/11	40,000	41,000
9.75%, 06/15/14	100,000	103,500
Ashtead Capital, Inc.
9.00%, 08/15/16 144A	140,000	150,500
Ashton Woods USA LLC
9.50%, 10/01/15	35,000	32,025
Associated Materials, Inc.
9.75%, 04/15/12	120,000	124,200
Autonation, Inc.
7.51%, 04/15/13†	425,000	429,250
Avis Budget Car Rental LLC
7.87%, 05/15/14 144A†	225,000	218,250
Ball Corporation
6.88%, 12/15/12	300,000	307,500
Berry Plastics Holding Corporation
8.88%, 09/15/14 144A	60,000	61,200
Boeing Capital Corporation, Ltd.
5.80%, 01/15/13	60,000	61,672
Brookstone Co., Inc.
12.00%, 10/15/12	25,000	24,562
Case New Holland, Inc.
9.25%, 08/01/11	240,000	255,300
7.13%, 03/01/14	70,000	71,400
Charter Communications Holdings LLC
12.13%, 01/15/12 STEP	70,000	65,625
Chesapeake Energy Corporation
7.50%, 09/15/13	265,000	277,256
6.25%, 01/15/18	30,000	29,025
Citizens Communications Co.
9.25%, 05/15/11	200,000	222,250
7.88%, 01/15/27 144A	30,000	30,450
Clear Channel Communi-cations, Inc.
4.63%, 01/15/08	50,000	49,534
CMP Susquehanna Corporation
9.88%, 05/15/14 144A	80,000	80,000
CMS Energy Corporation
8.90%, 07/15/08	40,000	42,000
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	19,833
6.80%, 11/15/15	125,000	130,598
Comcast Corporation
6.50%, 01/15/15	60,000	62,613
6.50%, 01/15/17	60,000	62,727
Complete Production Services, Inc.
8.00%, 12/15/16 144A	80,000	82,400
Continental Airlines, Inc.
8.75%, 12/01/11	50,000	50,625
Corrections Corp. of America
7.50%, 05/01/11	270,000	279,450
6.25%, 03/15/13	130,000	129,513
Crum & Forster Holdings Corporation

10.38%, 06/15/13	50,000	54,375
Delhaize America, Inc.
8.13%, 04/15/11	190,000	205,914
9.00%, 04/15/31	325,000	387,499
Dex Media East LLC
9.88%, 11/15/09	200,000	210,000
12.13%, 11/15/12	70,000	77,263
Dex Media West LLC
9.88%, 08/15/13	275,000	301,125
Dex Media, Inc.
9.00%, 11/15/13 STEP	10,000	8,975
DI Finance
9.50%, 02/15/13	90,000	95,850
DirecTV Holdings LLC
8.38%, 03/15/13	500,000	522,500
Duke Energy Corporation
3.75%, 03/05/08	50,000	49,083
Echostar DBS Corporation
7.13%, 02/01/16	800,000	804,000
El Paso Natural Gas Co.
7.63%, 08/01/10	90,000	94,500
8.63%, 01/15/22	90,000	109,448
8.38%, 06/15/32	75,000	91,196
Encore Acquisition Co.
7.25%, 12/01/17	15,000	14,588
EPL Finance Corporation
11.75%, 11/15/13	30,000	32,700
Exco Resources, Inc.
7.25%, 01/15/11	125,000	127,500
FirstEnergy Corporation
6.45%, 11/15/11	100,000	104,389
7.38%, 11/15/31	70,000	79,961
Ford Motor Credit Co.
6.63%, 06/16/08	90,000	89,969
5.63%, 10/01/08	240,000	235,775
5.80%, 01/12/09	500,000	491,152
8.11%, 01/13/12†	37,500	37,205
9.96%, 04/15/12†	100,000	106,106
Forest Oil Corporation
8.00%, 06/15/08	100,000	102,875
8.00%, 12/15/11	70,000	73,150

See Notes to Financial Statements.	85

Global Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Freescale Semiconductor, Inc.
8.88%, 12/15/14 144A	$25,000	$25,031
General Electric Capital Corporation
6.75%, 03/15/32	30,000	34,469
Geokinetics, Inc.
11.86%, 12/15/12 144A†	35,000	35,350
GMAC LLC
6.75%, 12/01/14	650,000	668,654
8.00%, 11/01/31	600,000	690,841
Goldman Sachs Group, Inc.
6.65%, 05/15/09	20,000	20,659
Hanover Compressor Co.
8.63%, 12/15/10	50,000	52,500
7.50%, 04/15/13	40,000	40,600
Hanover Equipment Trust
8.75%, 09/01/11	90,000	94,275
Hawaiian Telcom Communications, Inc.
10.89%, 05/01/13†	25,000	25,125
12.50%, 05/01/15	200,000	210,500
HCA, Inc.
7.88%, 02/01/11	240,000	241,205
9.25%, 11/15/16 144A	60,000	64,425
9.63%, 11/15/16 144A	45,000	48,488
Hertz Corporation
8.88%, 01/01/14	500,000	526,250
Hess Corporation
6.65%, 08/15/11	60,000	62,538
HSBC Finance Corporation
4.63%, 01/15/08	120,000	119,227
Intelsat Corporation
9.00%, 08/15/14	240,000	254,700
9.00%, 06/15/16 144A	160,000	170,200
JPMorgan Chase & Co.
3.63%, 05/01/08	100,000	97,716
Kerr-McGee Corporation
6.95%, 07/01/24	20,000	21,355
Kimball Hill, Inc.
10.50%, 12/15/12	40,000	37,600
Koppers, Inc.
9.88%, 10/15/13	75,000	81,938
Kraft Foods, Inc.
4.13%, 11/12/09	40,000	38,823
5.63%, 11/01/11	30,000	30,351
L-3 Communications Corporation
7.63%, 06/15/12	600,000	624,000
6.13%, 01/15/14	45,000	44,212
6.38%, 10/15/15	450,000	447,750
Lamar Media Corporation
6.63%, 08/15/15	100,000	99,625
Lehman Brothers Holdings, Inc.
4.00%, 01/22/08	130,000	128,241
Levi Strauss & Co.
8.63%, 04/01/13(E)	200,000	281,170
9.75%, 01/15/15	145,000	156,962
8.88%, 04/01/16	50,000	52,500
Linens ‘n Things, Inc.
11.00%, 01/15/14†	35,000	34,125
Lyondell Chemical Co.
11.13%, 07/15/12	45,000	48,600
8.00%, 09/15/14	190,000	198,075
8.25%, 09/15/16	140,000	147,700
Metals USA Holdings Corporation
11.37%, 01/15/12 144A†	240,000	231,600
Michael’s Stores, Inc.
12.94%, 11/01/16 STEP 144A	30,000	16,425
Midwest Generation LLC
8.30%, 07/02/09	99,175	102,089
8.56%, 01/02/16	450,792	497,280
Mirant Mid-Atlantic LLC
9.13%, 06/30/17	152,070	171,744
Morgan Stanley
3.63%, 04/01/08	60,000	58,803
4.75%, 04/01/14	50,000	47,878
Mueller Group, Inc.
10.00%, 05/01/12	105,000	114,712
Neiman-Marcus Group, Inc.
9.00%, 10/15/15	100,000	109,625
Nevada Power Co.
8.25%, 06/01/11	290,000	318,242
5.88%, 01/15/15	100,000	100,037
NewPage Corporation
10.00%, 05/01/12	25,000	26,500
11.62%, 05/01/12†	185,000	200,725
Norcraft Holdings LP
9.85%, 09/01/12 STEP	190,000	161,500
NRG Energy, Inc.
7.38%, 02/01/16	300,000	302,250
Oncor Electric Delivery Co.
6.38%, 01/15/15	100,000	103,239
Orion Power Holdings, Inc.
12.00%, 05/01/10	55,000	62,700
Owens Brockway Glass Container, Inc.
8.25%, 05/15/13	300,000	311,625
Pemex Project Funding Master Trust
6.63%, 06/15/35	1,640,000	1,679,770
PetroHawk Energy Corporation
9.13%, 07/15/13	90,000	94,950
Qwest Communications International, Inc.
8.87%, 02/15/09†	100,000	101,750
7.25%, 02/15/11	35,000	35,963
Qwest Corporaiton
7.63%, 06/15/15	300,000	322,500
Qwest Corporation
7.88%, 09/01/11	100,000	107,000
8.88%, 03/15/12	20,000	22,375
8.58%, 06/15/13†	100,000	108,750
Rainbow National Services LLC
8.75%, 09/01/12 144A	100,000	105,625
10.38%, 09/01/14 144A	300,000	334,875
Rental Services Corporation
9.50%, 12/01/14 144A	60,000	62,250
RH Donnelley Finance Corporation I
10.88%, 12/15/12 144A	200,000	219,000
RH Donnelley, Inc.
10.88%, 12/15/12	100,000	109,500
SemGroup LP
8.75%, 11/15/15	105,000	106,050

86	See Notes to Financial Statements.

	Par	Value
Sinclair Broadcast Group, Inc.
8.75%, 12/15/11	$225,000	$235,406
8.00%, 03/15/12	125,000	129,688
Sprint Capital Corporation
8.38%, 03/15/12	60,000	66,754
Tenet Healthcare Corporation
9.88%, 07/01/14	375,000	383,438
Time Warner, Inc.
6.88%, 05/01/12	90,000	95,213
Triad Hospitals, Inc.
7.00%, 11/15/13	50,000	50,562
Turning Stone Resort Casino Enterprise
9.13%, 09/15/14 144A	65,000	66,788
Unicredito Italiano Capital
Trust III
4.03%, 10/29/49(E)†	250,000	308,065
Valor Telecommunications Enterprises LLC
7.75%, 02/15/15	125,000	135,156
Verizon Global Funding Corporation
6.88%, 06/15/12	30,000	32,078
Verso Paper Holdings LLC
9.24%, 08/01/14 144A†	160,000	163,200
Wachovia Corporation
5.25%, 08/01/14	120,000	118,721
Waste Management, Inc.
7.38%, 08/01/10	50,000	53,227
7.38%, 05/15/29	50,000	56,624
WDAC Subsidiary Corporation
8.50%, 12/01/14 144A(E)	200,000	279,850
Weyerhaeuser Co.
6.75%, 03/15/12	120,000	125,989
Williams Cos., Inc.
7.13%, 09/01/11	525,000	548,625
7.50%, 01/15/31	130,000	135,525
Windstream Corporation
8.63%, 08/01/16	650,000	715,000
WMG Acquisition Corporation
7.38%, 04/15/14	150,000	149,250
WMG Holdings Corporation
8.66%, 12/15/14 STEP	100,000	80,500
Xerox Corporation
9.75%, 01/15/09	500,000	542,500
XTO Energy, Inc.
7.50%, 04/15/12	30,000	32,629

Total Corporate Bonds
(Cost $26,197,870)		26,543,470

FOREIGN BONDS — 35.6%
Argentina — 0.5%
Republic of Argentina
2.00%, 01/03/10(P)†	360,000	180,424
4.01%, 08/03/12†	410,000	299,710

		480,134

Australia — 0.9%
Queensland Treasury Corporation
6.00%, 06/14/11(A)	1,220,000	954,795

Bermuda — 0.4%
AES China Generating Co., Ltd.
8.25%, 06/26/10	130,000	130,078
Intelsat Subsidiary Holding Co., Ltd.
8.25%, 01/15/13	300,000	306,000

		436,078

Brazil — 2.4%
Federal Republic of Brazil
11.00%, 08/17/40	1,870,000	2,480,087

Canada — 1.8%
Bombardier, Inc.
7.25%, 11/15/16(E)	161,000	215,938
Conoco Funding Co.
6.35%, 10/15/11	70,000	73,256
OPTI Canada, Inc.
8.25%, 12/15/14 144A	65,000	67,113
Quebecor Media, Inc.
7.75%, 03/15/16	100,000	102,625
Rogers Cable, Inc.
7.88%, 05/01/12	240,000	260,610
8.75%, 05/01/32	60,000	73,200
Rogers Wireless, Inc.
9.63%, 05/01/11	450,000	513,000
7.25%, 12/15/12	250,000	266,250
Western Oil Sands, Inc.
8.38%, 05/01/12	300,000	334,500

		1,906,492

Cayman Islands — 0.5%
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/48†	120,000	120,071
Vale Overseas, Ltd.
6.88%, 11/21/36	390,000	401,952

		522,023

Colombia — 0.4%
Republic of Colombia
7.38%, 09/18/37	400,000	430,400

Denmark — 3.3%
Nordea Kredit Realkreditaktie-selskab
4.00%, 10/01/38(D)	9,300,000	1,510,542
Nordic Telephone Co. Holdings ApS
8.25%, 05/01/16 144A(E)	200,000	291,730
8.88%, 05/01/16 144A	265,000	284,875
Nykredit Realkredit A/S
4.00%, 10/01/38(D)	8,600,000	1,396,845

		3,483,992

Ecuador — 0.1%
Republic of Ecuador
10.00%, 08/15/30 STEP	150,000	111,750

France — 0.8%
AXA SA
5.78%, 07/31/49(E)†	200,000	274,064
Compagnie Generale de Geophysique SA
7.50%, 05/15/15	90,000	90,900
Dexia Municipal Agency
1.55%, 10/31/13(J)	51,000,000	429,260

		794,224

See Notes to Financial Statements.	87

Global Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Germany — 5.8%
Bundesobligation
3.50%, 10/14/11(E)	2,400,000	$3,109,853
Bundesrepublik Deutschland
4.00%, 07/04/16(E)	2,200,000	2,913,656

		6,023,509

Iceland — 0.3%
Kaupthing Bank HF
7.13%, 05/19/16	$150,000	159,375
Landsbanki Islands HF
6.10%, 08/25/11	150,000	152,653

		312,028

Ireland — 0.3%
Smurfit Kappa Funding PLC
9.63%, 10/01/12	90,000	95,850
7.75%, 04/01/15(E)	200,000	266,649

		362,499

Japan — 0.5%
Resona Bank, Ltd.
5.99%, 08/10/49(U)†	250,000	488,419

Jersey — 0.3%
RZB Finance Jersey IV, Ltd.
5.17%, 05/16/16(E)†	250,000	326,497

Luxembourg — 2.3%
Basell AF SCA
8.38%, 08/15/15 144A	200,000	206,500
Fortis Hybrid Financing
5.13%, 06/29/49(E)†	250,000	332,118
Gaz Capital for Gazprom
6.21%, 11/22/16 144A	200,000	201,900
Lighthouse International Co. SA
8.00%, 04/30/14 144A(E)	200,000	290,080
RSHB Capital SA for OJSC Russian Agricultural Bank
7.18%, 05/16/13 144A	250,000	264,063
6.97%, 09/21/16 STEP	100,000	103,535
TNK-BP Finance SA
7.50%, 07/18/16	250,000	266,562
Tyco International Group SA
6.38%, 10/15/11	90,000	94,281
6.50%, 11/21/31(U)	165,000	366,035
Wind Acquisition Finance SA
9.75%, 12/01/15 144A(E)	200,000	304,270

		2,429,344

Malaysia — 0.1%
Penerbangan Malaysia Berhad
5.63%, 03/15/16	100,000	101,662

Mexico — 1.4%
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/13 144A	140,000	140,350
United Mexican States
8.00%, 12/19/13(M)	10,500,000	1,005,290
7.50%, 04/08/33	320,000	378,400

		1,524,040

Netherlands — 2.2%
ABN Amro Bank NV
4.31%, 02/10/49(E)†	395,000	495,503
Carlson Wagonlit BV
9.31%, 05/01/15 144A(E)†	200,000	274,900
Deutsche Telekom International Finance BV
5.75%, 03/23/16	80,000	78,964
ELM BV for Swiss Reinsurance Co.
5.25%, 05/25/49(E)†	200,000	267,290
Fresenius Finance BV
5.50%, 01/31/16 144A(E)	200,000	273,249
Impress Holdings BV
6.48%, 09/15/13 144A(E)†	200,000	270,609
TuranAlem Finance BV
7.13%, 12/21/09(U)	200,000	393,790
UPC Holding BV
7.75%, 01/15/14 144A(E)	200,000	265,989

		2,320,294

Panama — 0.3%
AES El Salvador Trust
6.75%, 02/01/16	190,000	189,947
Republic of Panama
9.38%, 04/01/29	80,000	107,200

		297,147

Peru — 0.3%
Republic of Peru
5.00%, 03/07/17†	121,600	121,296
7.35%, 07/21/25	110,000	124,850
8.75%, 11/21/33	70,000	92,400

		338,546

Philippines — 0.1%
Republic of Philippines
10.63%, 03/16/25	10,000	14,387
7.75%, 01/14/31	50,000	57,000

		71,387

Russia — 2.6%
OAO Gazprom
6.79%, 10/29/09(R)	10,040,000	382,523
7.00%, 10/27/11(R)	3,350,000	127,839
Russian Federation
5.00%, 03/31/30	1,970,000	2,228,704

		2,739,066

South Africa — 2.3%
New Reclamation Group (Proprietary), Ltd.
8.13%, 02/01/13 144A(E)	153,040	212,120
Republic of South Africa
8.75%, 12/21/14(S)	14,200,000	2,155,172

		2,367,292

Thailand — 0.4%
True Move Co., Ltd.
10.75%, 12/16/13 144A	461,000	451,780

Turkey — 0.5%
Republic of Turkey
6.88%, 03/17/36	520,000	499,200

United Kingdom — 3.3%
Ashtead Holdings PLC
8.63%, 08/01/15 144A	160,000	167,200
First Hydro Finance PLC
9.00%, 07/31/21(U)	100,000	240,695

88	See Notes to Financial Statements.

	Par	Value
Heating Finance PLC
7.88%, 03/31/14 144A(U)	100,000	$188,945
Inmarsat Finance PLC
7.63%, 06/30/12	$50,000	51,875
NTL Cable PLC
8.75%, 04/15/14	425,000	446,781
9.75%, 04/15/14 144A(U)	100,000	208,280
9.13%, 08/15/16	200,000	212,250
United Kingdom Gilt
4.25%, 03/07/11(U)	1,000,000	1,899,243

		3,415,269

Venezuela — 1.5%
Bolivarian Republic of Venezuela
9.38%, 01/13/34	290,000	383,525
Petrozuata Finance, Inc.
8.22%, 04/01/17	290,000	290,725
Republic of Venezuela
5.75%, 02/26/16	990,000	941,292

		1,615,542

Total Foreign Bonds
(Cost $36,678,842)		37,283,496

MORTGAGE-BACKED SECURITIES — 18.3%
Countrywide Home Loan Mortgage Pass-Through Trust
5.72%, 09/25/35 144A†	968,992	974,255
Federal National Mortgage Association
5.50%, 01/ 01/21 TBA	1,300,000	1,299,595
5.00%, 01/01/33 TBA	1,300,000	1,277,656
5.50%, 01/01/36 TBA	3,000,000	2,964,375
6.50%, 01/12/36 TBA	1,200,000	1,222,500
5.00%, 01/01/37 TBA	5,900,000	5,695,341
6.00%, 01/11/37 TBA	2,700,000	2,717,717
Government National Mortgage Association

6.00%, 01/01/37 TBA	1,200,000	1,216,500
6.50%, 01/01/37 TBA	800,000	820,500
MASTR Reperforming Loan Trust
5.67%, 05/25/35 144A†	963,738	965,605

Total Mortgage-Backed Securities
(Cost $19,284,514)		19,154,044

	Number of Contracts

PURCHASED OPTIONS — 0.2%
Put Options — 0.2%
U.S. Dollar vs. Euro, Strike
Price $ 1.33, Expires 03/06/07	4,000,000	56,928
U.S. Dollar vs. Japanese Yen,
Strike Price $117.30, Expires 01/18/07	6,000,000	12,930
U.S. Dollar vs. Japanese Yen,
Strike Price $120.50, Expires 02/06/07	7,300,000	140,408

Total Purchased Options
(Cost $496,330)		210,266

	Shares	Value

MONEY MARKET FUND — 18.2%
GuideStone Funds Money Market Fund (GS4 Class)¥
(Cost $19,032,626)	19,032,626	$19,032,626

	Par
U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bond
6.25%, 05/15/30	$1,900,000	2,263,970

U.S. Treasury Inflationary Index Bonds
0.88%, 04/15/10	4,250,000	4,295,658
2.00%, 01/15/16	1,800,000	1,768,590

		6,064,248

U.S. Treasury Note
4.88%, 04/30/11	5,600,000	5,638,063

Total U.S. Treasury Obligations
(Cost $14,017,395)		13,966,281

TOTAL INVESTMENTS — 112.0%
(Cost $116,667,037)		117,148,896

Liabilities in Excess of Other Assets — (12.0)%		(12,513,594)

		$104,635,302

NET ASSETS — 100.0%

PORTFOLIO SUMMARY (based on net assets)

%
Foreign Bonds	35.6
Corporate Bonds	25.4
Mortgage-Backed Securities	18.3
Money Market Fund	18.2
U.S. Treasury Obligations	13.3
Asset-Backed Security	1.0
Purchased Options	0.2
Forward Foreign Currency Contracts	(2.6)

109.4

See Notes to Financial Statements.	89

Equity Index Fund

The Fund is passively managed and is comprised of domestic, large-cap equity stocks with both value and growth-style orientations. The Fund performed in-line with expectations during the quarter and the year. The performance differential between the benchmark and the Fund is primarily a result of expenses and social restrictions within the Fund.

Please see page 96 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

90

Equity Index Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	15.37%	15.19%	14.97%	15.78%	14.63%	15.78%
Five Year	5.86%	5.72%	5.60%	6.19%	N/A	N/A
Since Inception	4.84%	4.83%	4.70%	5.25%	10.64%	11.62%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

91

Equity Index Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
COMMON STOCKS — 96.8%
Auto & Transportation — 2.3%
Burlington Northern Santa Fe Corporation	16,100	$1,188,341
CSX Corporation	19,300	664,499
FedEx Corporation	13,300	1,444,646
Ford Motor Co.Δ	82,227	617,525
General Motors CorporationΔ	24,700	758,784
Genuine Parts Co.Δ	7,300	346,239
Goodyear Tire & Rubber Co. (The)Δ*	7,700	161,623
Harley-Davidson, Inc.	11,700	824,499
Norfolk Southern Corporation	18,400	925,336
PACCAR, Inc.Δ	10,912	708,189
Southwest Airlines Co.	33,800	517,816
Union Pacific Corporation	11,700	1,076,634
United Parcel Service, Inc. Class B	47,500	3,561,550

		12,795,681

Consumer Discretionary — 11.3%
Allied Waste Industries, Inc.*	10,400	127,816
Amazon.com, Inc.*	13,884	547,863
Apollo Group, Inc. Class AΔ*	6,121	238,535
AutoNation, Inc.Δ*	7,325	156,169
AutoZone, Inc.Δ*	2,400	277,344
Avon Products, Inc.Δ	19,400	640,976
Bed Bath & Beyond, Inc.*	12,700	483,870
Best Buy Co., Inc.	17,725	871,893
Big Lots, Inc.Δ*	4,800	110,016
Black & Decker Corporation	3,400	271,898
Carnival Corporation	19,400	951,570
CBS Corporation Class B	34,300	1,069,474
Cintas CorporationΔ	6,100	242,231
Circuit City Stores, Inc.	6,200	117,676
Clear Channel Communications, Inc.	21,700	771,218
Coach, Inc.*	16,000	687,360
Convergys CorporationΔ*	6,000	142,680
Costco Wholesale Corporation	20,400	1,078,548
Darden Restaurants, Inc.	6,150	247,045
Dillard’s, Inc. Class AΔ	2,900	101,413
DIRECTV Group, Inc. (The)*	34,100	850,454
Dollar General CorporationΔ	13,600	218,416
Donnelley (R.R.) & Sons Co.	9,100	323,414
Eastman Kodak Co.Δ	12,500	322,500
eBay, Inc.*	51,400	1,545,598
Electronic Arts, Inc.*	13,600	684,896
Estee Lauder Cos., Inc. Class AΔ	5,400	220,428
Family Dollar Stores, Inc.	6,700	196,511
Federated Department Stores, Inc.	23,812	907,952
Gannett Co., Inc.	10,400	628,784
Gap, Inc. (The)	23,600	460,200
Google, Inc.*	9,359	4,309,632
Harman International Industries, Inc.	2,800	279,748
Hasbro, Inc.Δ	7,100	193,475
Hilton Hotels Corporation	16,700	582,830
Home Depot, Inc. (The)	90,150	3,620,424
IAC InterActiveCorp*	9,800	364,168
International Flavors & Fragrances, Inc.	3,900	191,724
Interpublic Group Cos., Inc.Δ*	18,948	231,923
Jones Apparel Group, Inc.	5,100	170,493
Kimberly-Clark Corporation	19,800	1,345,410
Kohl’s Corporation*	14,300	978,549
Leggett & Platt, Inc.Δ	8,000	191,200
Limited Brands	15,000	434,100
Liz Claiborne, Inc.	4,608	200,264
Lowe’s Cos., Inc.	66,800	2,080,820
Marriott International, Inc. Class A	14,700	701,484
Mattel, Inc.	16,500	373,890
McDonald’s Corporation	54,200	2,402,686
McGraw-Hill Co., Inc. (The)	15,600	1,061,112
Meredith CorporationΔ	1,700	95,795
Monster Worldwide, Inc.*	5,500	256,520
New York Times Co. Class AΔ	6,000	146,160
Newell Rubbermaid, Inc.Δ	11,700	338,715
Nike, Inc. Class BΔ	8,400	831,852
Nordstrom, Inc.	9,800	483,532
Office Depot, Inc.*	12,500	477,125
OfficeMax, Inc.Δ	3,000	148,950
Omnicom Group, Inc.	7,700	804,958
Penney (JC) Co., Inc.Δ	10,000	773,600
RadioShack CorporationΔ	5,800	97,324
Robert Half International, Inc.	7,300	270,976
Sabre Holdings Corporation	6,400	204,096
Scripps Co. (E.W.) Class A	3,700	184,778
Sears Holdings CorporationΔ*	3,689	619,494
Snap-On, Inc.	2,400	114,336
Stanley Works (The)	3,300	165,957
Staples, Inc.	31,500	841,050
Starbucks Corporation*	33,100	1,172,402
Starwood Hotels & Resorts Worldwide, Inc.	9,700	606,250
Target Corporation	37,500	2,139,375
Tiffany & Co.Δ	6,100	239,364
Time Warner, Inc.	177,600	3,868,128
TJX Cos., Inc.	20,000	570,400
Tribune Co.Δ	8,300	255,474
Univision Communications, Inc. Class AΔ*	10,700	378,994
VeriSign, Inc.*	11,100	266,955
VF CorporationΔ	4,000	328,320
Wal-Mart Stores, Inc.	107,600	4,968,968
Walt Disney Co. (The)	91,902	3,149,482
Waste Management, Inc.	24,100	886,157
Wendy’s International, Inc.Δ	5,000	165,450
Whirlpool CorporationΔ	3,295	273,524
Wyndham Worldwide Corporation*	8,880	284,338
Yahoo!, Inc.*	54,700	1,397,038
Yum! Brands, Inc.	11,900	699,720

		63,714,237

Consumer Staples — 5.6%
Campbell Soup Co.	9,700	377,233
Clorox Co.	6,400	410,560
Coca-Cola Co. (The)	89,800	4,332,850
Coca-Cola Enterprises, Inc.	12,800	261,376
Colgate-Palmolive Co.	22,600	1,474,424
ConAgra Foods, Inc.	22,000	594,000
CVS Corporation	35,600	1,100,396
Dean Foods Co.*	5,900	249,452
General Mills, Inc.	15,200	875,520
Heinz (H.J.) Co.	14,500	652,645
Hershey Co. (The)Δ	7,700	383,460
Kellogg Co.	10,900	545,654
Kroger Co.	32,200	742,854

92	See Notes to Financial Statements.

	Shares	Value
McCormick & Co., Inc.Δ	5,700	$219,792
Pepsi Bottling Group, Inc.	6,100	188,551
PepsiCo, Inc.	72,540	4,537,377
Procter & Gamble Co.	139,517	8,966,758
Safeway, Inc.	19,600	677,376
Sara Lee CorporationΔ	32,700	556,881
SUPERVALU, Inc.	8,948	319,891
SYSCO Corporation	27,200	999,872
Tyson Foods, Inc. Class AΔ	11,700	192,465
Walgreen Co.	44,000	2,019,160
Whole Foods Market, Inc.Δ	6,300	295,659
Wrigley (W.M.), Jr. Co.Δ	9,625	497,805

		31,472,011

Financial Services — 23.1%
ACE, Ltd.	14,000	847,980
AFLAC, Inc.	21,500	989,000
Allstate Corporation (The)	27,952	1,819,955
AMBAC Financial Group, Inc.Δ	4,700	418,629
American Express Co.	53,500	3,245,845
American International Group, Inc.	114,192	8,182,999
Ameriprise Financial, Inc.	10,640	579,880
AON CorporationΔ	13,900	491,226
Apartment Investment & Management Co. Class A REITΔ	4,300	240,886
Archstone-Smith Trust REIT	9,100	529,711
Automatic Data Processing, Inc.	24,500	1,206,625
Bank of America Corporation	198,763	10,611,956
Bank of New York Co., Inc. (The)	33,600	1,322,832
BB&T Corporation	23,700	1,041,141
Bear Stearns Cos., Inc. (The)	5,210	848,084
Block (H&R), Inc.	13,800	317,952
Boston Properties, Inc. REIT	5,200	581,776
Capital One Financial Corporation	19,537	1,500,832
CB Richard Ellis Group, Inc. Class A*	8,000	265,600
Chicago Mercantile Exchange Holdings, Inc.	1,500	764,625
Chubb Corporation	17,700	936,507
CIGNA Corporation	4,900	644,693
Cincinnati Financial Corporation	7,386	334,660
CIT Group, Inc.	9,000	501,930
Citigroup, Inc.	216,430	12,055,151
Comerica, Inc.	7,200	422,496
Commerce Bancorp, Inc.Δ	8,500	299,795
Compass Bancshares, Inc.Δ	5,400	322,110
Countrywide Financial Corporation	26,508	1,125,265
Dow Jones & Co., Inc.Δ	2,954	112,252
E*TRADE Financial Corporation*	18,600	417,012
Equifax, Inc.Δ	5,900	239,540
Equity Office Properties Trust REIT	15,900	765,903
Equity Residential Properties Trust REIT	12,800	649,600
Fannie Mae	42,500	2,524,075
Federated Investors, Inc. Class BΔ	4,500	152,010
Fidelity National Information Services, Inc.	7,100	284,639
Fifth Third BancorpΔ	23,994	982,074
First Data Corporation	33,217	847,698
First Horizon National CorporationΔ	5,200	217,256
Fiserv, Inc.*	7,700	403,634
Franklin Resources, Inc.	7,200	793,224
Freddie Mac	30,400	2,064,160
Genworth Financial, Inc. Class A	19,500	667,095
Goldman Sachs Group, Inc.	19,012	3,790,042
Hartford Financial Services Group, Inc.	13,200	1,231,692
Huntington Bancshares, Inc.Δ	11,300	268,375
Janus Capital Group, Inc.Δ	9,600	207,264
JPMorgan Chase & Co.	152,030	7,343,049
KeyCorp	17,200	654,116
Kimco Realty Corporation REIT	9,100	409,045
Legg Mason, Inc.Δ	5,740	545,587
Lehman Brothers Holdings, Inc.	23,400	1,828,008
Lincoln National CorporationΔ	12,619	837,871
Loews Corporation	20,400	845,988
M & T Bank CorporationΔ	3,600	439,776
Marsh & McLennan Cos., Inc.	23,700	726,642
Marshall & Ilsley Corporation	10,800	519,588
MBIA, Inc.Δ	6,200	452,972
Mellon Financial Corporation	17,800	750,270
Merrill Lynch & Co., Inc.	38,880	3,619,728
MetLife, Inc.	33,000	1,947,330
MGIC Investment CorporationΔ	3,700	231,398
Moody’s Corporation	10,500	725,130
Morgan Stanley	47,000	3,827,210
National City Corporation	27,000	987,120
Northern Trust Corporation	8,100	491,589
Paychex, Inc.	14,500	573,330
Plum Creek Timber Co., Inc. REITΔ	7,700	306,845
PNC Financial Services Group, Inc.	12,600	932,904
Principal Financial Group	12,100	710,270
Progressive Corporation (The)	33,996	823,383
Prologis Trust REIT	10,700	650,239
Prudential Financial, Inc.	21,400	1,837,404
Public Storage, Inc. REITΔ	5,125	499,687
Regions Financial Corporation	32,029	1,197,885
Ryder System, Inc.Δ	2,700	137,862
Safeco Corporation	5,400	337,770
Schwab (Charles) Corporation (The)	44,850	867,399
Simon Property Group, Inc. REIT	9,900	1,002,771
SLM Corporation	18,100	882,737
Sovereign Bancorp, Inc.Δ	16,065	407,890
St. Paul Travelers Cos., Inc.	30,656	1,645,921
State Street Corporation	14,700	991,368
SunTrust Banks, Inc.	15,800	1,334,310
Synovus Financial CorporationΔ	13,600	419,288
T Rowe Price Group, Inc.	11,400	498,978
Torchmark Corporation	4,600	293,296
UnumProvident CorporationΔ	14,500	301,310
US Bancorp	78,300	2,833,677
Vornado Realty Trust REITΔ	5,200	631,800
Wachovia Corporation	84,283	4,799,914
Washington Mutual, Inc.	41,946	1,908,123
Wells Fargo & Co.	147,260	5,236,566
Western Union Co.	33,217	744,725

See Notes to Financial Statements.	93

Equity Index Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
XL Capital, Ltd. Class AΔ	7,700	$554,554
Zions Bancorporation	4,500	370,980

		129,983,289

Healthcare — 11.6%
Abbott Laboratories	67,100	3,268,441
Aetna, Inc.	24,200	1,044,956
Allergan, Inc.	6,615	792,080
AmerisourceBergen Corporation	8,944	402,122
Amgen, Inc.*	51,265	3,501,912
Bard (C.R.), Inc.Δ	4,400	365,068
Bausch & Lomb, Inc.Δ	2,400	124,944
Baxter International, Inc.	28,300	1,312,837
Becton Dickinson & Co.	10,900	764,635
Biogen Idec, Inc.Δ*	15,330	754,083
Biomet, Inc.	10,900	449,843
Boston Scientific Corporation*	52,100	895,078
Bristol-Myers Squibb Co.	86,100	2,266,152
Cardinal Health, Inc.	18,000	1,159,740
Caremark Rx, Inc.	19,000	1,085,090
Celgene Corporation*	16,300	937,739
Conventry Health Care, Inc.*	6,730	336,836
Eli Lilly & Co.	43,300	2,255,930
Express Scripts, Inc.*	6,000	429,600
Forest Laboratories, Inc.*	14,000	708,400
Genzyme Corporation*	11,600	714,328
Gilead Sciences, Inc.*	19,900	1,292,107
Health Management Associates, Inc. Class AΔ	10,200	215,322
Hospira, Inc*	6,550	219,949
Humana, Inc.*	7,100	392,701
IMS Health, Inc.	8,600	236,328
Johnson & Johnson	128,190	8,463,104
King Pharmaceuticals, Inc.Δ*	10,100	160,792
Laboratory Corporation of America HoldingsΔ*	5,500	404,085
Manor Care, Inc.Δ	3,500	164,220
McKesson Corporation	12,900	654,030
Medco Health Solutions, Inc.*	12,876	688,093
Medimmune, Inc.Δ*	10,600	343,122
Medtronic, Inc.	50,500	2,702,255
Merck & Co., Inc.	95,200	4,150,720
Millipore CorporationΔ*	2,200	146,520
Mylan Laboratories, Inc.	9,300	185,628
Patterson Cos., Inc.Δ*	6,000	213,060
Pfizer, Inc.	319,183	8,266,840
Quest Diagnostics, Inc.Δ	7,100	376,300
Schering-Plough Corporation	64,300	1,520,052
St. Jude Medical, Inc.*	15,600	570,336
Stryker Corporation	13,100	721,941
Tenet Healthcare CorporationΔ*	19,450	135,567
UnitedHealth Group, Inc.	59,300	3,186,189
Watson Pharmaceuticals, Inc.*	4,600	119,738
WellPoint, Inc.*	27,312	2,149,181
Wyeth	58,800	2,994,096
Zimmer Holdings, Inc.*	10,820	848,072

		65,090,162

Integrated Oils — 6.4%
Chevron Corporation	96,141	7,069,262
ConocoPhillips	72,058	5,184,573
ExxonMobil Corporation	255,844	19,605,326
Hess Corporation	11,900	589,883
Marathon Oil Corporation	15,892	1,470,010
Murphy Oil Corporation	8,000	406,800
Occidental Petroleum Corporation	37,500	1,831,125

		36,156,979

Materials & Processing — 3.5%
Air Products & Chemicals, Inc.	9,500	667,660
Alcoa, Inc.	38,100	1,143,381
Allegheny Technologies, Inc.	4,500	408,060
American Standard Cos., Inc.	7,700	353,045
Archer-Daniels-Midland Co.	28,427	908,527
Ashland, Inc.Δ	2,800	193,704
Avery Dennison CorporationΔ	4,600	312,478
Ball Corporation	4,592	200,211
Bemis Co.	4,500	152,910
Dow Chemical Co. (The)	42,400	1,693,456
duPont (E.I.) de Nemours & Co.	39,955	1,946,208
Eastman Chemical Co.	3,500	207,585
Ecolab, Inc.	7,800	352,560
Fluor CorporationΔ	3,700	302,105
Freeport-McMoRan Copper & Gold, Inc. Class BΔ	8,500	473,705
Hercules, Inc.Δ*	4,600	88,826
International Paper Co.	20,235	690,013
Masco Corporation	17,400	519,738
MeadWestvaco Corporation	8,045	241,833
Monsanto Co.	24,020	1,261,771
Newmont Mining Corporation	19,500	880,425
Nucor Corporation	13,500	737,910
Pactiv Corporation*	6,500	231,985
Phelps Dodge Corporation	9,000	1,077,480
PPG Industries, Inc.	7,100	455,891
Praxair, Inc.	13,880	823,500
Realogy Corporation*	10,544	319,694
Rohm & Haas Co.Δ	6,700	342,504
Sealed Air CorporationΔ	3,500	227,220
Sherwin-Williams Co.	4,800	305,184
Sigma-Aldrich CorporationΔ	2,900	225,388
Temple-Inland, Inc.	5,500	253,165
United States Steel Corporation	5,500	402,270
Vulcan Materials Co.	4,200	377,454
Weyerhaeuser Co.	10,600	748,890

		19,526,736

Other — 4.2%
3M Co.	33,300	2,595,069
Brunswick Corporation	4,000	127,600
Eaton Corporation	6,400	480,896
General Electric Co.	452,200	16,826,362
Honeywell International, Inc.	36,300	1,642,212
ITT Industries, Inc.	7,900	448,878
Johnson Controls, Inc.Δ	8,392	721,041
Textron, Inc.Δ	5,500	515,735

		23,357,793

Other Energy — 3.3%
Anadarko Petroleum Corporation	19,800	861,696
Apache Corporation	14,648	974,239
Baker Hughes, Inc.	14,600	1,090,036
BJ Services Co.	13,500	395,820
Chesapeake Energy CorporationΔ	16,600	482,230
Consol Energy, Inc.Δ	8,200	263,466
Devon Energy Corporation	19,200	1,287,936
Dynegy, Inc. Class AΔ*	15,624	113,118
El Paso CorporationΔ	30,800	470,624

94	See Notes to Financial Statements.

	Shares	Value
EOG Resources, Inc.Δ	10,500	$655,725
Halliburton Co.	45,200	1,403,460
Nabors Industries, Ltd.Δ*	13,700	407,986
National Oilwell Varco, Inc.Δ*	7,500	458,850
Noble Corporation	5,900	449,285
Peabody Energy Corporation	11,600	468,756
Rowan Cos., Inc.	4,800	159,360
Schlumberger, Ltd.	52,000	3,284,320
Smith International, Inc.	8,800	361,416
Sunoco, Inc.Δ	5,800	361,688
TransOcean, Inc.*	12,800	1,035,392
Valero Energy Corporation	26,800	1,371,088
Weatherford International, Ltd.*	15,098	630,945
Williams Cos., Inc.	25,800	673,896
XTO Energy, Inc.	16,466	774,725

		18,436,057

Producer Durables — 4.9%
Agilent Technologies, Inc.*	17,900	623,815
American Power Conversion CorporationΔ	7,400	226,366
Applied Materials, Inc.Δ	60,700	1,119,915
Boeing Co. (The)	35,000	3,109,400
Caterpillar, Inc.	28,700	1,760,171
Centex CorporationΔ	5,200	292,604
Cooper Industries, Ltd. Class A	3,900	352,677
Cummins, Inc.	2,200	259,996
Danaher Corporation	10,200	738,888
Deere & Co.	10,100	960,207
Dover Corporation	9,000	441,180
DR Horton, Inc.	11,700	309,933
Emerson Electric Co.	35,800	1,578,422
Goodrich Corporation	5,500	250,525
Grainger (W.W.), Inc.Δ	3,500	244,790
Illinois Tool Works, Inc.	18,200	840,658
Ingersoll-Rand Co., Ltd. Class A	14,100	551,733
KB HOMEΔ	3,500	179,480
KLA-Tencor CorporationΔ	8,700	432,825
Lennar Corporation Class AΔ	6,000	314,760
Lexmark International, Inc.*	4,500	329,400
Lockheed Martin Corporation	15,800	1,454,706
Molex, Inc.	6,450	204,013
Northrop Grumman Corporation	15,356	1,039,601
Novellus Systems, Inc.Δ*	5,700	196,194
Pall CorporationΔ	5,200	179,660
Parker Hannifin Corporation	5,400	415,152
Pitney Bowes, Inc.	9,700	448,043
Pulte Homes, Inc.	9,308	308,281
Rockwell Collins, Inc.Δ	7,500	474,675
Tektronix, Inc.Δ	3,500	102,095
Teradyne, Inc.Δ*	8,100	121,176
Terex Corporation*	4,500	290,610
Thermo Electron Corporation*	17,310	783,970
Tyco International, Ltd.	88,284	2,683,834
United Technologies Corporation	44,500	2,782,140
Waters Corporation*	4,500	220,365
Xerox Corporation*	42,300	716,985

		27,339,245

Technology — 12.8%
ADC Telecommunications, Inc.*	4,828	$70,151
Adobe Systems, Inc.*	25,300	1,040,336
Advanced Micro Devices, Inc.*	23,500	478,225
Affiliated Computer Services, Inc. Class A*	5,000	244,200
Altera CorporationΔ*	15,500	305,040
Analog Devices, Inc.	15,700	516,059
Apple Computer, Inc.*	37,200	3,156,048
Applera Corporation-Applied Biosystems Group	8,100	297,189
Autodesk, Inc.*	10,360	419,166
Avaya, Inc.Δ*	19,448	271,883
BMC Software, Inc.*	9,300	299,460
Broadcom Corporation Class A*	20,750	670,432
CA, Inc.Δ	19,770	447,790
Ciena CorporationΔ*	3,928	108,845
Cisco Systems, Inc.*	268,100	7,327,173
Citrix Systems, Inc.*	7,900	213,695
Cognizant Technology Solutions Corporation Class A*	6,200	478,392
Computer Sciences Corporation*	7,500	400,275
Compuware CorporationΔ*	16,100	134,113
Comverse Technology, Inc.Δ*	8,400	177,324
Corning, Inc.*	67,900	1,270,409
Dell, Inc.*	100,000	2,509,000
Electronic Data Systems Corporation	22,200	611,610
EMC Corporation*	101,300	1,337,160
General Dynamics Corporation	17,500	1,301,125
Hewlett-Packard Co.	119,702	4,930,525
Intel Corporation	253,500	5,133,375
International Business Machines Corporation	66,600	6,470,190
Intuit, Inc.*	14,900	454,599
Jabil Circuit, Inc.	8,000	196,400
JDS Uniphase CorporationΔ*	8,875	147,858
Juniper Networks, Inc.Δ*	25,100	475,394
L-3 Communications Holdings, Inc.	5,300	433,434
Linear Technology Corporation	13,000	394,160
LSI Logic CorporationΔ*	16,700	150,300
Maxim Integrated Products, Inc.	14,000	428,680
Micron Technology, Inc.*	31,700	442,532
Microsoft Corporation	379,430	11,329,780
Motorola, Inc.	107,100	2,201,976
National Semiconductor Corporation	13,500	306,450
NCR CorporationΔ*	7,800	333,528
Network Appliance, Inc.*	16,600	652,048
Novell, Inc.Δ*	15,900	98,580
Nvidia Corporation*	15,300	566,253
Oracle Corporation*	176,300	3,021,782
PerkinElmer, Inc.Δ	5,300	117,819
PMC-Sierra, Inc.Δ*	9,800	65,758
QLogic Corporation*	7,000	153,440
Qualcomm, Inc.	72,700	2,747,333
Raytheon Co.	19,900	1,050,720
Rockwell Automation, Inc.	7,800	476,424
Sandisk CorporationΔ*	9,900	425,997
Sanmina-SCI Corporation*	24,900	85,905
Solectron Corporation*	40,200	129,444
Sun Microsystems, Inc.Δ*	154,700	838,474

See Notes to Financial Statements.	95

Equity Index Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Symantec Corporation*	41,170	$858,395
Symbol Technologies, Inc.	10,457	156,228
Tellabs, Inc.*	20,400	209,304
Texas Instruments, Inc.	67,000	1,929,600
Unisys CorporationΔ*	13,900	108,976
Xilinx, Inc.	15,400	366,674

		71,973,435

Utilities — 7.8%
AES Corporation (The)*	29,100	641,364
Allegheny Energy, Inc.*	7,000	321,370
Alltel Corporation	17,000	1,028,160
Ameren CorporationΔ	9,200	494,316
American Electric Power Co., Inc.	17,800	757,924
AT&T, Inc.	170,500	6,095,375
BellSouth Corporation	79,300	3,735,823
Centerpoint Energy, Inc.Δ	14,400	238,752
CenturyTel, Inc.	5,200	227,032
Citizens Communications Co.Δ	14,500	208,365
CMS Energy CorporationΔ*	9,000	150,300
Comcast Corporation Class A*	91,715	3,882,296
Consolidated Edison, Inc.Δ	10,400	499,928
Constellation Energy Group, Inc.	7,600	523,412
Dominion Resources, Inc.	15,600	1,307,904
DTE Energy Co.Δ	7,300	353,393
Duke Energy Corporation	54,368	1,805,561
Edison International	14,500	659,460
Embarq CorporationΔ	6,444	338,696
Entergy Corporation	9,352	863,377
Exelon Corporation	29,624	1,833,429
FirstEnergy Corporation	14,184	855,295
FPL Group, Inc.Δ	18,100	985,002
KeySpan CorporationΔ	8,100	333,558
Kinder Morgan, Inc.Δ	4,800	507,600
Nicor, Inc.Δ	2,100	98,280
NiSource, Inc.	11,000	265,100
Peoples Energy Corporation	1,235	55,044
PG&E CorporationΔ	15,800	747,814
Pinnacle West Capital CorporationΔ	4,000	202,760
PPL Corporation	16,200	580,608
Progress Energy, Inc.Δ	11,200	549,696
Public Service Enterprise Group, Inc.	10,900	723,542
Questar Corporation	3,800	315,590
Qwest Communications International, Inc.Δ*	69,700	583,389
Sempra Energy	11,800	661,272
Southern Co. (The)Δ	33,100	1,220,066
Sprint Nextel Corporation	126,993	2,398,898
TECO Energy, Inc.Δ	10,000	172,300
TXU Corporation	20,400	1,105,884
Verizon Communications, Inc.	126,774	4,721,064
Windstream Corporation	20,599	292,918
Xcel Energy Inc.Δ	17,000	392,020

		43,733,937

Total Common Stocks
(Cost $400,198,785)		543,579,562

MONEY MARKET FUNDS — 9.1%
GuideStone Funds Money Market Fund (GS4 Class)¥	16,644,946	16,644,946
Northern Institutional Liquid Assets Portfolio§	34,402,994	34,402,994

Total Money Market Funds
(Cost $51,047,940)		51,047,940

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
4.80%, 02/22/07‡‡	$30,000	29,791
4.81%, 02/22/07‡‡	20,000	19,860
4.85%, 02/22/07‡‡	620,000	615,678

Total U.S. Treasury Obligations
(Cost $665,310)		665,329

TOTAL INVESTMENTS — 106.0%
(Cost $451,912,035)		595,292,831

Liabilities in Excess of Other
Assets — (6.0)%		(33,747,755)

NET ASSETS — 100.0%		$561,545,076

PORTFOLIO SUMMARY (based on net assets)
%
Financial Services	23.1
Technology	12.8
Healthcare	11.6
Consumer Discretionary	11.3
Money Market Funds	9.1
Utilities	7.8
Integrated Oils	6.4
Consumer Staples	5.6
Producer Durables	4.9
Other	4.2
Materials & Processing	3.5
Other Energy	3.3
Auto & Transportation	2.3
Futures Contracts	2.1
U.S. Treasury Obligations	0.1

108.1

96	See Notes to Financial Statements.

Real Estate Securities Fund

The Fund is comprised of publicly traded real estate securities. The Fund outperformed its benchmark, the Dow Jones Wilshire Real Estate Securities Index, during the fourth quarter and the year. Security selection within the self-storage, regional mall and office sectors contributed to benchmark-relative outperformance for the quarter. Positions in Equity Office Properties (5.02%) and Simon (9.51%) were among the biggest contributors to performance, while Biomed Realty Trust (1.00%) and Mack-Cali Realty (1.60%) detracted from benchmark-relative performance.

Please see page 98 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Real Estate Securities Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
COMMON STOCKS — 94.5%
Consumer Discretionary — 3.1%
Hilton Hotels Corporation	28,200	$984,180
Starwood Hotels & Resorts Worldwide, Inc.	37,515	2,344,687

		3,328,867

Financial Services — 91.4%
AMB Property Corporation REIT	47,950	2,810,350
American Campus Communities, Inc. REIT	11,150	317,440
Apartment Investment & Management Co. Class A REIT	55,600	3,114,712
Archstone-Smith Trust REIT	113,200	6,589,372
AvalonBay Communities, Inc. REIT	51,700	6,723,585
BioMed Realty Trust, Inc. REIT	35,150	1,005,290
Boston Properties, Inc. REIT	35,250	3,943,770
Brookfield Properties Corporation	38,950	1,531,904
DiamondRock Hospitality Co. REIT	22,750	409,728
Digital Realty Trust, Inc. REIT	74,100	2,536,443
Equity Lifestyle Properties, Inc. REIT	33,500	1,823,405
Equity Office Properties Trust REIT	104,850	5,050,624
Equity Residential Properties Trust REIT	49,500	2,512,125
Essex Property Trust, Inc. REIT	23,500	3,037,375
Federal Realty Investors Trust REIT	35,000	2,975,000
FelCor Lodging Trust, Inc. REIT	41,300	901,992
Host Hotels & Resorts, Inc. REIT	187,377	4,600,105
LaSalle Hotel Properties REIT	15,300	701,505
Macerich Co. (The) REIT	62,050	5,371,669
Mack-Cali Realty Corporation REIT	31,600	1,611,600
Parkway Properties, Inc. REIT	6,400	326,464
Prologis Trust REIT	61,000	3,706,970
Public Storage, Inc. REIT	63,830	6,223,425
Regency Centers Corporation REIT	52,800	4,127,376
Simon Property Group, Inc. REIT	95,250	9,647,872
SL Green Realty Corporation REIT	33,050	4,388,379
Sovran Self Storage, Inc. REIT	15,650	896,432
Tanger Factory Outlet Centrs REIT	28,300	1,105,964
Taubman Centers, Inc. REIT	35,750	1,818,245
Vornado Realty Trust REIT	66,156	8,037,954

		97,847,075

Total Common Stocks
(Cost $87,473,166)		101,175,942

MONEY MARKET FUND — 5.3%
GuideStone Funds Money Market Fund (GS4 Class)¥
(Cost $5,673,643)	5,673,643	5,673,643

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
4.85%, 02/22/07‡‡
(Cost $218,458)	$220,000	218,526

TOTAL INVESTMENTS — 100.0%
(Cost $93,365,267)		107,068,111

Liabilities in Excess of Other Assets — 0.0%		(32,661)

NET ASSETS — 100.0%		$107,035,450

PORTFOLIO SUMMARY (based on net assets)
%
Financial Services	91.4
Money Market Fund	5.3
Futures Contracts	4.9
Consumer Discretionary	3.1
U.S. Treasury Obligation	0.2

104.9

98	See Notes to Financial Statements.

Value Equity Fund

The Fund is comprised of domestic, large-cap value oriented stocks. The Fund generated a positive return while underperforming its benchmark, the Russell 1000® Value Index, during the fourth quarter and the year. Overweight exposure in the healthcare sector and security selection in the consumer discretionary sector detracted from benchmark-relative performance during the quarter. The Fund’s holdings in Pfizer (2.93%), Federated Department Stores (0.51%) and Tenet Healthcare (0.34%) detracted from performance, while outperforming holdings included ExxonMobil (3.00%), ConocoPhillips (2.20%) and Citigroup (3.43%). For the quarter, Aronson+Johnson+Ortiz delivered the strongest performance among the active managers largely due to its security selection in the financial services sector.

Please see page 104 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Value Equity Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	18.76%	18.64%	18.21%	22.25%	17.75%	22.25%
Five Year	10.28%	10.09%	9.78%	10.86%	N/A	N/A
Since Inception	8.98%	8.62%	8.45%	9.46%	13.77%	16.11%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings-ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

100

Value Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
COMMON STOCKS — 95.6%
Auto & Transportation — 2.7%
Autoliv, Inc.Δ	57,800	$3,485,340
Burlington Northern Santa Fe Corporation	144,200	10,643,402
Con-Way, Inc.	70,000	3,082,800
CSX Corporation	313,100	10,780,033
General Motors CorporationΔ	83,900	2,577,408
Norfolk Southern Corporation	75,700	3,806,953
Tidewater, Inc.Δ	87,100	4,212,156
Union Pacific Corporation	57,000	5,245,140

		43,833,232

Consumer Discretionary — 10.4%
American Eagle OutfittersΔ	57,300	1,788,333
Avis Budget Group, Inc.	3,580	77,650
Avon Products, Inc.	185,600	6,132,224
Big Lots, Inc.Δ*	77,500	1,776,300
Brinker International, Inc.Δ	86,250	2,601,300
Carnival Corporation	99,900	4,900,095
CBS Corporation Class B	27,400	854,332
CDW Corporation	6,500	457,080
Clear Channel Communications, Inc.	202,500	7,196,850
Costco Wholesale Corporation	6,200	327,794
DIRECTV Group, Inc. (The)*	159,000	3,965,460
Eastman Kodak Co.Δ	241,700	6,235,860
Estee Lauder Cos., Inc. Class A	37,800	1,542,996
Federated Department Stores, Inc.	210,000	8,007,300
Gannett Co., Inc.	128,500	7,769,110
Gap, Inc. (The)	10,100	196,950
Hasbro, Inc.Δ	128,200	3,493,450
Home Depot, Inc. (The)	35,400	1,421,664
Idearc, Inc.Δ*	5,935	170,043
Interpublic Group Cos., Inc.Δ*	166,300	2,035,512
ITT Educational Services, Inc.Δ*	22,400	1,486,688
Jones Apparel Group, Inc.	34,600	1,156,678
Kimberly-Clark Corporation	170,500	11,585,475
Kohl’s Corporation*	21,400	1,464,402
Mattel, Inc.	430,700	9,759,662
McDonald’s Corporation	324,900	14,402,817
Newell Rubbermaid, Inc.Δ	108,100	3,129,495
Office Depot, Inc.Δ*	108,000	4,122,360
Penney (JC) Co., Inc.Δ	20,000	1,547,200
RadioShack CorporationΔ	128,050	2,148,679
Reader’s Digest AssociationΔ	100,000	1,670,000
Rogers Communications, Inc. Class BΔ	38,500	2,294,600
Sears Holdings Corporation*	3,500	587,755
Shaw Communications, Inc. Class BΔ	104,100	3,301,011
Sony Corporation ADRΔ	152,000	6,510,160
Stanley Works (The)Δ	187,500	9,429,375
Time Warner, Inc.	938,400	20,438,352
Wal-Mart Stores, Inc.	165,500	7,642,790
Walt Disney Co. (The)	54,000	1,850,580
Waste Management, Inc.	93,800	3,449,026
Wyndham Worldwide Corporation*	43,790	$1,402,156

		170,329,564

Consumer Staples — 3.7%
Coca-Cola Co. (The)	112,500	5,428,125
Colgate-Palmolive Co.	2,200	143,528
ConAgra Foods, Inc.	506,100	13,664,700
CVS Corporation	3,200	98,912
General Mills, Inc.	75,600	4,354,560
Heinz (H.J.) Co.	81,400	3,663,814
Kellogg Co.	2,600	130,156
Kraft Foods, Inc. Class AΔ	228,900	8,171,730
Kroger Co.	204,300	4,713,201
NBTY, Inc.Δ*	84,800	3,525,136
Pepsi Bottling Group, Inc.	24,400	754,204
Procter & Gamble Co.	105,900	6,806,193
Safeway, Inc.	205,200	7,091,712
Sara Lee CorporationΔ	157,100	2,675,413

		61,221,384

Financial Services — 29.5%
ACE, Ltd.	60,000	3,634,200
Allstate Corporation (The)	313,200	20,392,452
American Express Co.	76,000	4,610,920
American International Group, Inc.	246,000	17,628,360
Assurant, Inc.	55,000	3,038,750
Axis Capital Holdings, Ltd.	46,600	1,555,042
Bank of America Corporation	583,234	31,138,863
Bank of New York Co., Inc. (The)	29,200	1,149,604
BB&T Corporation	22,200	975,246
Bear Stearns Cos., Inc. (The)	4,900	797,622
Brascan CorporationΔ	51,400	2,476,452
Capital One Financial Corporation	175,600	13,489,592
Chubb Corporation	242,100	12,809,511
Citigroup, Inc.	966,133	53,813,608
Comerica, Inc.Δ	145,800	8,555,544
Countrywide Financial Corporation	145,100	6,159,495
Credicorp, Ltd.	3,500	143,290
Fannie Mae	167,800	9,965,642
Fifth Third BancorpΔ	19,400	794,042
First Marblehead CorporationΔ	76,800	4,197,120
Fiserv, Inc.*	47,000	2,463,740
Freddie Mac	152,300	10,341,170
Genworth Financial, Inc. Class A	18,600	636,306
Goldman Sachs Group, Inc.	29,700	5,920,695
Hanover Insurance Group, Inc.Δ	32,900	1,605,520
Hartford Financial Services Group, Inc.	169,600	15,825,376
IndyMac Bancorp, Inc.Δ	65,800	2,971,528
Jones Lang LaSalle, Inc.Δ	32,800	3,023,176
JPMorgan Chase & Co.	991,212	47,875,540
KeyCorp	152,850	5,812,886
Lehman Brothers Holdings, Inc.	94,100	7,351,092
Lincoln National Corporation	11,400	756,960
Loews Corporation	106,300	4,408,261

See Notes to Financial Statements.	101

Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Marsh & McLennan Cos., Inc.	22,400	$686,784
Mellon Financial Corporation	1,300	54,795
Merrill Lynch & Co., Inc.	252,867	23,541,918
MetLife, Inc.	18,800	1,109,388
MGIC Investment CorporationΔ	81,800	5,115,772
Morgan Stanley	238,200	19,396,626
National City CorporationΔ	153,800	5,622,928
PMI Group, Inc. (The)Δ	69,000	3,254,730
PNC Financial Services Group, Inc.	12,100	895,884
Principal Financial Group	61,400	3,604,180
Progressive Corporation (The)	23,300	564,326
Prudential Financial, Inc.	17,100	1,468,206
Radian Group, Inc.Δ	53,800	2,900,358
Regions Financial Corporation	29,600	1,107,040
Reinsurance Group of America, Inc.Δ	29,100	1,620,870
Safeco CorporationΔ	47,200	2,952,360
Simon Property Group, Inc. REIT	4,100	415,289
SLM Corporation	166,300	8,110,451
St. Paul Travelers Cos., Inc.	339,700	18,238,493
State Street Corporation	900	60,696
SunTrust Banks, Inc.	78,800	6,654,660
UnionBanCal CorporationΔ	28,300	1,733,375
Unitrin, Inc.Δ	14,700	736,617
UnumProvident CorporationΔ	184,100	3,825,598
US Bancorp	285,700	10,339,483
Wachovia Corporation	215,045	12,246,801
Washington Mutual, Inc.	416,500	18,946,585
Wells Fargo & Co.	384,500	13,672,820
XL Capital, Ltd. Class A	115,200	8,296,704

		483,491,342

Healthcare — 9.9%
Abbott Laboratories	12,400	604,004
Aetna, Inc.	257,100	11,101,578
AmerisourceBergen CorporationΔ	85,600	3,848,576
Baxter International, Inc.	201,500	9,347,585
Biogen Idec, Inc.*	7,100	349,249
Boston Scientific Corporation*	208,400	3,580,312
Bristol-Myers Squibb Co.	325,800	8,575,056
Cardinal Health, Inc.	103,200	6,649,176
Caremark Rx, Inc.Δ	1,400	79,954
Community Health Systems, Inc.*	118,600	4,331,272
Eli Lilly & Co.	9,700	505,370
Forest Laboratories, Inc.*	62,100	3,142,260
Johnson & Johnson	42,000	2,772,840
Kindred Healthcare, Inc.Δ*	75,289	1,901,047
McKesson Corporation	70,100	3,554,070
Medco Health Solutions, Inc.*	70,100	3,746,144
Merck & Co., Inc.	61,800	2,694,480
Millennium Pharmeceuticals, Inc.Δ*	449,200	4,896,280
Pfizer, Inc.	1,772,900	45,918,110
Tenet Healthcare CorporationΔ*	766,300	5,341,111
Teva Pharmaceutical Industries, Ltd. ADRΔ	125,852	3,911,480
Triad Hospitals, Inc.Δ*	61,614	2,577,314
UnitedHealth Group, Inc.	76,900	4,131,837
Watson Pharmaceuticals, Inc.*	137,000	3,566,110
WellPoint, Inc.*	156,800	12,338,592
Wyeth	240,500	12,246,260

		161,710,067

Integrated Oils — 9.5%
BP PLC ADRΔ	104,568	7,016,513
Chevron Corporation	636,470	46,799,639
ConocoPhillips	479,200	34,478,440
ExxonMobil Corporation	614,200	47,066,146
Marathon Oil Corporation	81,400	7,529,500
Occidental Petroleum Corporation	270,900	13,228,047

		156,118,285

Materials & Processing — 4.6%
Alcoa, Inc.	363,100	10,896,631
Archer-Daniels-Midland Co.	26,600	850,136
Dow Chemical Co. (The)	197,700	7,896,138
duPont (E.I.) de Nemours & Co.Δ	182,300	8,879,833
Greif, Inc. Class AΔ	13,900	1,645,760
International Paper Co.	19,090	650,969
Louisiana-Pacific Corporation	62,800	1,352,084
Lyondell Chemical Co.Δ	134,900	3,449,393
MeadWestvaco Corporation	363,500	10,926,810
Methanex CorporationΔ	119,100	3,259,767
Newmont Mining Corporation	900	40,635
Nucor Corporation	67,800	3,705,948
Owens-Illinois, Inc.Δ*	186,100	3,433,545
Pactiv Corporation*	145,084	5,178,048
Phelps Dodge Corporation	8,300	993,676
Realogy Corporation*	80,913	2,453,282
Smurfit-Stone Container CorporationΔ*	125,100	1,321,056
Steel Dynamics, Inc.Δ	65,400	2,122,230
Timken Co.	68,100	1,987,158
United States Steel Corporation	50,000	3,657,000
Weyerhaeuser Co.	10,000	706,500

		75,406,599

Other — 2.1%
3M Co.	51,400	4,005,602
General Electric Co.	370,700	13,793,747
Honeywell International, Inc.	380,000	17,191,200
Johnson Controls, Inc.	3,400	292,128

		35,282,677

Other Energy — 1.3%
Anadarko Petroleum Corporation	128,900	5,609,728
Apache Corporation	13,500	897,885
Devon Energy Corporation	17,900	1,200,732
EOG Resources, Inc.	5,400	337,230
Holly CorporationΔ	55,100	2,832,140
Massey Energy Co.Δ	137,100	3,184,833
PanCanadian Energy CorporationΔ	74,500	3,423,275

102	See Notes to Financial Statements.

	Shares	Value
Valero Energy Corporation	25,000	$1,279,000
Williams Cos., Inc.	87,030	2,273,224

		21,038,047

Producer Durables — 4.6%
American Power Conversion Corporation	250,200	7,653,618
Caterpillar, Inc.	22,800	1,398,324
Centex Corporation	68,200	3,837,614
Deere & Co.	9,600	912,672
Emerson Electric Co.	183,200	8,077,288
Illinois Tool Works, Inc.	123,500	5,704,465
Lennar Corporation Class A	69,100	3,624,986
Lexmark International, Inc.Δ*	101,500	7,429,800
Lockheed Martin Corporation	43,300	3,986,631
Northrop Grumman Corporation	178,200	12,064,140
Parker Hannifin Corporation	37,800	2,906,064
Pitney Bowes, Inc.	86,100	3,976,959
Tyco International, Ltd.	265,900	8,083,360
United Technologies Corporation	81,900	5,120,388

		74,776,309

Technology — 6.0%
Alcatel Lucent Sponsored ADRΔ	435,463	6,192,289
Anixter International, Inc.Δ*	18,700	1,015,410
Avnet, Inc.Δ*	117,300	2,994,669
Electronic Data Systems Corporation	323,500	8,912,425
EMC Corporation*	11,600	153,120
General Dynamics Corporation	16,400	1,219,340
Hewlett-Packard Co.	319,300	13,151,967
Intel Corporation	382,900	7,753,725
International Business Machines Corporation	174,600	16,962,390
Intersil Corporation Class AΔ	118,300	2,829,736
Jabil Circuit, Inc.	46,911	1,151,665
Microsoft Corporation	110,000	3,284,600
Motorola, Inc.	161,900	3,328,664
Nokia Corporation ADRΔ	580,400	11,793,728
Raytheon Co.	105,100	5,549,280
Seagate Technology, Inc.+*	4,600	—
Solectron Corporation*	1,305,500	4,203,710
Sun Microsystems, Inc.*	1,550,700	8,404,794
Symantec Corporation*	22,800	475,380

		99,376,892

Utilities — 11.3%
Alltel Corporation	15,800	955,584
American Electric Power Co., Inc.	277,800	11,828,724
AT&T, Inc.Δ	683,109	24,421,147
BellSouth Corporation	497,500	23,437,225
CenturyTel, Inc.	86,300	3,767,858
Comcast Corporation Class A*	361,800	15,314,994
Dominion Resources, Inc.	83,200	6,975,488
Duke Energy Corporation	254,200	8,441,982
Edison International	80,500	3,661,140
Energen Corporation	33,100	1,553,714
Energy East CorporationΔ	60,900	1,510,320
Entergy Corporation	217,900	20,116,528
Exelon Corporation	4,200	259,938
FirstEnergy Corporation	48,800	2,942,640
FPL Group, Inc.Δ	16,400	892,488
PG&E Corporation	38,000	1,798,540
PPL Corporation	242,700	8,698,368
Progress Energy, Inc. Contingent Value Obligation+*	3,100	1,209
Public Service Enterprise Group, Inc.	10,200	677,076
Qwest Communications International, Inc.Δ*	1,168,000	9,776,160
Southern Co. (The)	30,200	1,113,172
Sprint Nextel Corporation	205,907	3,889,583
Telephone & Data Systems, Inc.Δ	22,400	1,216,992
TXU Corporation	22,400	1,214,304
Verizon Communications, Inc.	837,624	31,193,118
Windstream Corporation	16,542	235,227

		185,893,519

Total Common Stocks
(Cost $1,245,008,626)		1,568,477,917

MONEY MARKET FUNDS — 11.7%
GuideStone Funds Money Market Fund (GS4 Class)¥	68,576,737	68,576,737
Northern Institutional Liquid Assets Portfolio§	122,875,591	122,875,591

Total Money Market Funds
(Cost $191,452,328)		191,452,328

	Par
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
4.85%, 02/22/07‡‡	$2,840,000	2,820,201
4.89%, 02/22/07‡‡	20,000	19,861
4.92%, 02/22/07‡‡	400,000	397,211
4.94%, 02/22/07‡‡	750,000	744,772

Total U.S. Treasury Obligations
(Cost $3,981,771)		3,982,045

TOTAL INVESTMENTS — 107.5%
(Cost $1,440,442,725)		1,763,912,290

Liabilities in Excess of Other Assets — (7.5)%		(122,556,502)

Net Assets — 100.0%		$1,641,355,788

See Notes to Financial Statements.	103

Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	29.5
Money Market Funds	11.7
Utilities	11.3
Consumer Discretionary	10.4
Healthcare	9.9
Integrated Oils	9.5
Technology	6.0
Materials & Processing	4.6
Producer Durables	4.6
Consumer Staples	3.7
Futures Contracts	3.6
Auto & Transportation	2.7
Other	2.1
Other Energy	1.3
U.S. Treasury Obligations	0.2

111.1

104	See Notes to Financial Statements.

Growth Equity Fund

The Fund is comprised of domestic, large-cap growth oriented stocks. The Fund generated a positive return while underperforming its benchmark, the Russell 1000® Growth Index, during the fourth quarter and the year. Security selection in the healthcare sector was the primary detractor from benchmark-relative performance during the quarter. Positions in Genzyme (2.48%), Varian Medical Systems (1.31%) and Motorola (0.53%) detracted from overall fund performance, while some of the fund’s better performing holdings included Google (4.76%), Intercontinental Exchange (0.98%) and Cisco (1.50%).

Please see page 108 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	0.45%	0.34%	0.00%	9.07%	(0.37)%	9.07%
Five Year	2.70%	2.60%	2.30%	2.69%	N/A	N/A
Since Inception	2.19%	2.07%	1.78%	2.18%	6.20%	8.84%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
COMMON STOCKS — 96.0%
Auto & Transportation — 4.3%
Burlington Northern Santa Fe Corporation	272,937	$20,145,480
CH Robinson Worldwide, Inc.Δ	103,600	4,236,204
Expeditors International Washington, Inc.	160,790	6,511,995
FedEx Corporation	199,618	21,682,507
Toyota Motor Corporation ADRΔ	35,596	4,780,899
Union Pacific Corporation	99,004	9,110,348

		66,467,433

Consumer Discretionary — 17.9%
Amazon.com, Inc.Δ*	371,200	14,647,552
Coach, Inc.*	168,025	7,218,354
eBay, Inc.*	916,200	27,550,134
Federated Department Stores, Inc.	305,581	11,651,803
Google, Inc.*	152,735	70,331,413
Interpublic Group Cos., Inc.*	400	4,896
Iron Mountain, Inc.Δ*	109,800	4,539,132
Lowe’s Cos., Inc.	864,841	26,939,797
Marriott International, Inc. Class A	218,650	10,433,978
Nordstrom, Inc.	38,234	1,886,466
Penney (JC) Co., Inc.	113,000	8,741,680
Starbucks CorporationΔ*	996,832	35,307,789
Target Corporation	187,311	10,686,093
Univision Communications, Inc. Class AΔ*	160,300	5,677,826
Walt Disney Co. (The)	313,100	10,729,937
Yahoo!, Inc.*	685,800	17,515,332
Yum! Brands, Inc.	191,299	11,248,381

		275,110,563

Consumer Staples — 6.0%
Colgate-Palmolive Co.	155,400	10,138,296
PepsiCo, Inc.	370,303	23,162,452
Procter & Gamble Co.	501,225	32,213,731
Walgreen Co.Δ	580,400	26,634,556

		92,149,035

Financial Services — 16.3%
American International Group, Inc.	232,500	16,660,950
CB Richard Ellis Group, Inc. Class A*	253,980	8,432,136
Chicago Mercantile Exchange Holdings, Inc.Δ	37,000	18,860,750
Citigroup, Inc.	323,455	18,016,443
Commerce Bancorp, Inc.Δ	275,850	9,729,230
Countrywide Financial Corporation	363,300	15,422,085
Franklin Resources, Inc.	87,200	9,606,824
Genworth Financial, Inc. Class A	140,500	4,806,505
Goldman Sachs Group, Inc.	116,964	23,316,773
IntercontinentalExchange, Inc.Δ*	134,600	14,523,340
Legg Mason, Inc.Δ	31,400	2,984,570
Lehman Brothers Holdings, Inc.	164,660	12,863,239
Merrill Lynch & Co., Inc.	130,000	12,103,000
Moody’s CorporationΔ	212,300	14,661,438
Progressive Corporation (The)	758,680	18,375,230
SLM CorporationΔ	312,700	15,250,379
UBS AG	190,227	11,476,395
US Bancorp	136,500	4,939,935
Wells Fargo & Co.	305,087	10,848,894
Zions Bancorporation	107,200	8,837,568

		251,715,684

Healthcare — 21.2%
Abbott Laboratories	145,300	7,077,563
Abraxis BioScience, Inc.Δ*	148,800	4,068,192
Aetna, Inc.	161,110	6,956,730
Allergan, Inc.	216,300	25,899,762
Amgen, Inc.*	135,400	9,249,174
Amylin Pharmaceuticals, Inc.Δ*	252,685	9,114,348
Cardinal Health, Inc.	80,100	5,160,843
Cerner CorporationΔ*	102,700	4,672,850
Genentech, Inc.Δ*	764,142	61,994,840
Genzyme Corporation*	594,587	36,614,668
Gilead Sciences, Inc.*	164,700	10,693,971
Intuitive Surgical, Inc.Δ*	69,400	6,655,460
Novartis AG ADRΔ	118,100	6,783,664
Patterson Cos., Inc.Δ*	132,600	4,708,626
Shire PLC ADRΔ	97,450	6,018,512
St. Jude Medical, Inc.*	156,200	5,710,672
Stryker CorporationΔ	141,500	7,798,065
Teva Pharmaceutical Industries, Ltd. ADRΔ	452,000	14,048,160
UnitedHealth Group, Inc.	614,127	32,997,044
Varian Medical Systems, Inc.Δ*	407,400	19,380,018
WellPoint, Inc.*	93,700	7,373,253
Wyeth	216,500	11,024,180
Zimmer Holdings, Inc.Δ*	281,400	22,056,132

		326,056,727

Materials & Processing — 1.7%
Fluor CorporationΔ	75,000	6,123,750
Monsanto Co.	192,788	10,127,154
Praxair, Inc.Δ	123,116	7,304,472
St. Joe Co.Δ	49,943	2,675,446

		26,230,822

Other — 1.7%
General Electric Co.	707,800	26,337,238

Other Energy — 4.8%
Baker Hughes, Inc.	35,500	2,650,430
Canadian Natural Resources, Ltd.Δ	123,200	6,557,936
Dynegy, Inc. Class A*	170	1,231
NRG Energy, Inc.Δ*	33,925	1,900,139
Schlumberger, Ltd.	742,962	46,925,480
TransOcean, Inc.Δ*	87,600	7,085,964
Valero Energy Corporation	45,900	2,348,244
Weatherford International, Ltd.*	154,300	6,448,197

		73,917,621

See Notes to Financial Statements.	107

Growth Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Producer Durables — 4.0%
Boeing Co.	142,929	$12,697,813
KB HOMEΔ	90,490	4,640,327
Lennar Corporation Class AΔ	107,713	5,650,624
Lockheed Martin Corporation	129,429	11,916,528
Pulte Homes, Inc.Δ	254,835	8,440,135
United Technologies Corporation	298,023	18,632,398

		61,977,825

Technology — 14.6%
Apple Computer, Inc.*	352,600	29,914,584
Autodesk, Inc.*	209,715	8,485,069
Broadcom Corporation Class A*	465,600	15,043,536
Cisco Systems, Inc.*	812,836	22,214,808
Corning, Inc.*	149,600	2,799,016
Dell, Inc.*	188,600	4,731,974
General Dynamics Corporation	157,765	11,729,828
Hewlett-Packard Co.	398,600	16,418,334
Intel Corporation	702,373	14,223,053
Marvell Technology Group, Ltd.Δ*	368,400	7,069,596
Microsoft Corporation	443,400	13,239,924
Motorola, Inc.	381,200	7,837,472
Network Appliance, Inc.*	412,225	16,192,198
Qualcomm, Inc.	999,570	37,773,750
Salesforce.com, Inc.Δ*	347,100	12,651,795
Seagate Technology, Inc.+*	5,600	—
Texas Instruments, Inc.	150,300	4,328,640

		224,653,577

Utilities — 3.5%
America Movil SA de CV ADR Series L	479,571	21,686,200
AT&T, Inc.	405,700	14,503,775
Comcast Corporation Class A*	409,557	17,336,548

		53,526,523

Total Common Stocks
(Cost $1,191,586,562)		1,478,143,048

MONEY MARKET FUNDS — 11.5%
GuideStone Funds Money Market Fund (GS4 Class) ¥	58,839,845	58,839,845
Northern Institutional Liquid Assets Portfolio§	118,791,161	118,791,161

Total Money Market Funds
(Cost $177,631,006)		177,631,006

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
4.85%, 02/22/07‡‡ (Cost $4,170,577)	$4,200,000	4,170,721

TOTAL INVESTMENTS — 107.8%
(Cost $1,373,388,145)		1,659,944,775

Liabilities in Excess of Other Assets — (7.8)%		(119,464,162)

NET ASSETS — 100.0%		$1,540,480,613

PORTFOLIO SUMMARY (based on net assets)
		%
Healthcare		21.2
Consumer Discretionary		17.9
Financial Services		16.3
Technology		14.6
Money Market Funds		11.5
Consumer Staples		6.0
Other Energy		4.8
Auto & Transportation		4.3
Producer Durables		4.0
Utilities		3.5
Futures Contracts		3.1
Materials & Processing		1.7
Other		1.7
U.S. Treasury Obligation		0.3

		110.9

108	See Notes to Financial Statements.

Small Cap Equity Fund

The Fund is comprised of domestic, small-cap stocks with both value and growth style orientations. The Fund generated a positive return while underperforming its benchmark, the Russell 2000® Index, during the fourth quarter and the year. Security selection within the consumer discretionary and financial services sectors detracted from benchmark-relative performance during the quarter. The Fund’s holdings in LCA-Vision (0.56%), Select Comfort (0.71%) and Doral Financial (0.08%) detracted from performance, while outperforming holdings included Medarex (0.41%), J&J Snack Foods (0.47%) and Exco Resources (0.45%). During the quarter, Provident delivered the strongest benchmark-relative returns and was rewarded for its security selection in the technology sector.

Please see page 116 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	11.40%	11.27%	10.84%	18.37%	10.44%	18.37%
Five Year	9.21%	9.11%	8.78%	11.39%	N/A	N/A
Since Inception	8.83%	8.67%	8.37%	11.04%	11.25%	14.69%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
COMMON STOCKS — 95.9%
Auto & Transportation — 3.8%
Accuride CorporationΔ*	69,500	$782,570
AirTran Holdings, Inc.Δ*	43,300	508,342
American Commercial Lines, Inc.Δ*	8,500	556,835
American Railcar Industries, Inc.Δ	7,700	262,108
Arkansas Best CorporationΔ	18,390	662,040
ArvinMeritor, Inc.Δ	38,600	703,678
Autoliv, Inc.	31,600	1,905,480
Commercial Vehicle Group, Inc.*	6,610	144,098
Copa Holdings SA Class A	22,000	1,024,320
ExpressJet Holdings, Inc.Δ*	77,600	628,560
Freightcar America, Inc.Δ	14,400	798,480
General Maritime CorporationΔ	30,000	1,055,700
Goodyear Tire & Rubber Co. (The)Δ*	9,200	193,108
Greenbrier Co., Inc.Δ	20,500	615,000
Horizon Lines, Inc. Class AΔ	26,700	719,832
JB Hunt Transport Services, Inc.	71,800	1,491,286
Laidlaw International, Inc.	32,200	979,846
Noble International, Ltd.Δ	28,550	572,428
OMI CorporationΔ	96,200	2,036,554
Pacer International, Inc.	20,100	598,377
Republic Airways Holdings, Inc.Δ*	9,748	163,571
Sea Containers, Ltd. Class AΔ	50,000	35,000
Thor Industries, Inc.Δ	19,780	870,122
TRW Automotive Holdings CorporationΔ*	19,800	512,226
Tsakos Energy Navigation, Ltd.Δ	35,900	1,647,810
UTI Worldwide, Inc.Δ	43,000	1,285,700
Wabash National CorporationΔ	58,092	877,189

		21,630,260

Consumer Discretionary — 18.0%
Aaron Rents, Inc.Δ	49,550	1,426,049
Administaff, Inc.Δ	9,500	406,315
Advisory Board Co. (The)Δ*	32,100	1,718,634
American Woodmark CorporationΔ	32,300	1,351,755
America’s Car-Mart, Inc.Δ*	24,470	290,214
Asbury Automotive Group, Inc.	30,700	723,292
Barrett Business Services, Inc.Δ	25,100	587,842
Big Lots, Inc.Δ*	22,200	508,824
BJ’s Wholesale Club, Inc.*	43,400	1,350,174
Blockbuster, Inc. Class AΔ*	129,300	683,997
Brinker International, Inc.	40,650	1,226,004
Brown Shoe Co., Inc.	14,300	682,682
Buckle, Inc.Δ	18,700	950,895
Buffalo Wild Wings, Inc.Δ*	11,900	633,080
Build-A-Bear Workshop, Inc.Δ*	36,020	1,009,280
Capella Education Co.*	21,300	516,525
Casual Male Retail Group, Inc.Δ*	35,000	456,750
CEC Entertainment, Inc.*	17,800	716,450
Central Garden & Pet Co.Δ*	26,500	1,283,130
Charlotte Russe Holding, Inc.Δ*	44,900	1,380,675
Computer Learning Centers*	24,439	2
Conn’s, Inc.Δ*	41,300	961,051
Convergys Corporation*	64,100	1,524,298
Corporate Executive Board Co.	20,300	1,780,310
CoStar Group, Inc.Δ*	32,850	1,759,446
CRA International, Inc.*	10,100	529,240
CROCS, Inc.Δ*	23,430	1,012,176
Ctrip.com International, Ltd. ADRΔ	11,300	706,024
Deckers Outdoor CorporationΔ*	17,200	1,031,140
Dillard’s, Inc. Class A	31,800	1,112,046
Dress Barn, Inc.Δ*	46,700	1,089,511
DTS, Inc.Δ*	16,150	390,668
Emergency Medical Services LP Class AΔ*	30,000	629,400
Entravision Communications Corporation Class AΔ*	214,758	1,765,311
EZCORP, Inc. Class AΔ*	82,200	1,335,750
FirstService CorporationΔ*	29,400	679,140
Furniture Brands International, Inc.Δ	57,100	926,733
Gymboree CorporationΔ*	16,300	622,008
Harris Interactive, Inc.Δ*	100,744	507,750
Hasbro, Inc.	69,800	1,902,050
Heelys, Inc.*	1,100	35,321
Heidrick & Struggles International, Inc.Δ*	16,600	703,176
Helen of Troy, Ltd.Δ*	42,000	1,018,920
Herbalife, Ltd.*	34,300	1,377,488
Hibbett Sporting Goods, Inc.*	16,500	503,745
Home Solutions of America, Inc.Δ*	74,900	438,914
Houston Wire & Cable Co.Δ*	52,400	1,095,160
Iconix Brand Group, Inc.Δ*	92,700	1,797,453
IKON Office Solutions, Inc.Δ	45,600	746,472
Inter Parfums, Inc.Δ	27,900	535,401
ITT Educational Services, Inc.Δ*	19,600	1,300,852
Jack in the Box, Inc.*	16,500	1,007,160
Jackson Hewitt Tax Service, Inc.Δ	55,200	1,875,144
Jakks Pacific, Inc.Δ*	55,800	1,218,672
Jones Apparel Group, Inc.	11,500	384,445
K2, Inc.Δ*	87,100	1,148,849
Kenexa CorporationΔ*	40,800	1,357,008
Kforce, Inc.*	39,000	474,630
Knot, Inc.Δ*	15,100	396,224
Life Time Fitness, Inc.Δ*	28,800	1,397,088
Liquidity Services, Inc.Δ*	17,170	295,496
LoJack CorporationΔ*	28,300	483,364
Marvel Entertainment, Inc.Δ*	20,000	538,200
Monro Muffler Brake, Inc.	18,900	663,390
MWI Veterinary Supply, Inc.Δ*	25,000	807,500
On Assignment, Inc.Δ*	82,000	963,500
Orient-Express Hotels, Ltd. Class AΔ	24,000	1,135,680
Outdoor Channel Holdings, Inc.Δ*	37,900	486,257

See Notes to Financial Statements.	111

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Parlux Fragrance, Inc.Δ*	106,900	$595,433
Perry Ellis International, Inc.Δ*	5,490	225,090
Physicians Formula Holdings, Inc.Δ*	16,600	310,254
Playtex Products, Inc.Δ*	65,800	946,862
Pool CorporationΔ	74,925	2,934,812
Resources Connection, Inc.Δ*	92,000	2,929,280
Rocky Brands, Inc.Δ*	55,000	886,600
Ruby Tuesday, Inc.Δ	27,900	765,576
Rush Enterprises, Inc. Class AΔ*	49,681	840,603
Schawk, Inc.Δ	54,300	1,061,022
Select Comfort CorporationΔ*	223,465	3,886,056
Shaw Communications, Inc. Class BΔ	56,900	1,804,299
Source Interlink Cos., Inc.Δ*	54,900	447,984
Stanley Furniture Co., Inc.Δ	20,960	449,592
Steiner Leisure, Ltd.*	31,400	1,428,700
Strayer Education, Inc.Δ	26,500	2,810,325
Tech Data Corporation*	31,600	1,196,692
Tempur-Pedic International, Inc.Δ*	36,830	753,542
THQ, Inc.Δ*	65,900	2,143,068
Toro Co.Δ	29,500	1,375,585
Tractor Supply Co.Δ*	26,400	1,180,344
Travelzoo, Inc.Δ*	39,500	1,183,025
True Religion Apparel, Inc.Δ*	65,770	1,006,939
United Natural Foods, Inc.Δ*	23,300	836,936
United Online, Inc.Δ	108,200	1,436,896
Universal Electronics, Inc.Δ*	60,285	1,267,191
USANA Health Sciences, Inc.Δ*	43,500	2,247,210
ValueClick, Inc.Δ*	35,620	841,701
VistaPrint, Ltd.Δ*	22,100	731,731
WESCO International, Inc.*	17,300	1,017,413
World Fuel Services CorporationΔ	32,800	1,458,288
Zumiez, Inc.*	7,700	227,458

		103,578,637

Consumer Staples — 1.3%
Chiquita Brands International, Inc.Δ	25,190	402,284
J & J Snack Foods CorporationΔ	62,252	2,577,233
Long’s Drug Stores Corporation	14,800	627,224
NBTY, Inc.Δ*	39,700	1,650,329
Pilgrim’s Pride Corporation	22,400	659,232
Ralcorp Holdings, Inc.Δ*	26,200	1,333,318

		7,249,620

Financial Services — 22.2%
A.G. Edwards, Inc.	35,800	2,265,782
Accredited Home Lenders Holding Co.Δ*	26,500	722,920
Advanta Corporation Class BΔ	35,700	1,557,591
Affiliated Managers Group, Inc.Δ*	7,770	816,860
Alliance Data Systems Corporation*	20,000	1,249,400
American Equity Investment Life Holding Co.Δ	102,000	1,329,060
American Financial Group, Inc.	22,200	797,202
American Home Mortgage Investment Corporation REITΔ	38,900	1,366,168
American Physicians Capital, Inc.Δ*	11,700	468,468
AmeriCredit CorporationΔ*	22,800	573,876
Amerisafe, Inc.*	23,810	368,102
Arch Capital Group, Ltd.*	19,900	1,345,439
Argonaut Group, Inc.Δ*	30,900	1,077,174
Assurant, Inc.	23,900	1,320,475
Assured Guaranty, Ltd.	37,200	989,520
Asta Funding, Inc.Δ	83,140	2,530,782
Banco Latinoamericano de Exportaciones SAΔ	53,400	905,664
Bancshares of Florida, Inc.Δ*	28,000	573,440
BankUnited Financial Corporation Class AΔ	78,900	2,206,044
Brookline Bancorp, Inc.Δ	87,123	1,147,410
Cash America International, Inc.Δ	21,800	1,022,420
Center Financial Corporation	500	11,985
Central Pacific Financial CorporationΔ	24,600	953,496
Cohen & Steers, Inc.Δ	19,800	795,366
Colonial BancGroup, Inc.	75,900	1,953,666
Commerce Group, Inc.Δ	50,800	1,511,300
CompuCredit CorporationΔ*	40,000	1,592,400
Corus Bankshares, Inc.Δ	100,780	2,324,995
Covanta Holding Corporation*	43,800	965,352
Credicorp, Ltd.	29,800	1,220,012
CVB Financial CorporationΔ	48,682	703,942
Cybersource CorporationΔ*	50,676	558,449
Digital Insight Corporation*	13,000	500,370
Doral Financial CorporationΔ	147,500	423,325
Downey Financial CorporationΔ	26,920	1,953,854
Eaton Vance Corporation	21,500	709,715
Euronet Worldwide, Inc.Δ*	17,200	510,668
ExlService Holdings, Inc.Δ*	10,900	229,336
Federated Investors, Inc. Class B	20,100	678,978
First Acceptance CorporationΔ*	30,311	324,934
First American CorporationΔ	28,200	1,147,176
First Bancorp Puerto RicoΔ	83,300	793,849
First Cash Financial Services, Inc.Δ*	50,100	1,296,087
First Marblehead Corporation	33,000	1,803,450
First Regional BancorpΔ*	36,800	1,254,512
FirstFed Financial CorporationΔ*	40,000	2,678,800
Fremont General CorporationΔ	142,500	2,309,925
GFI Group, Inc.Δ*	7,200	448,272
Global Payments, Inc.	40,300	1,865,890
Hanmi Financial CorporationΔ	14,900	335,697
Hanover Insurance Group, Inc.	27,700	1,351,760

112	See Notes to Financial Statements.

	Shares	Value
HCC Insurance Holdings, Inc.Δ	40,135	$1,287,932
HealthExtras, Inc.*	45,600	1,098,960
Hilb, Rogal & Hobbs Co.Δ	97,872	4,122,369
Huron Consulting Group, Inc.Δ*	41,816	1,895,937
IndyMac Bancorp, Inc.Δ	36,900	1,666,404
Infinity Property & Casualty CorporationΔ	30,300	1,466,217
Investors Financial Services CorporationΔ	77,600	3,311,192
Jack Henry & Associates, Inc.Δ	67,900	1,453,060
Jefferies Group, Inc.Δ	34,400	922,608
Jones Lang LaSalle, Inc.Δ	20,800	1,917,136
Kingsway Financial Services, Inc.Δ	49,000	1,021,650
Knight Capital Group, Inc. Class AΔ*	50,200	962,334
Markel Corporation*	4,535	2,177,253
Max Re Capital, Ltd.	52,100	1,293,122
MCG Capital CorporationΔ	53,200	1,081,024
Midwest Banc Holdings, Inc.Δ	23,100	548,625
MoneyGram International, Inc.Δ	29,300	918,848
National Interstate CorporationΔ	20,000	486,000
New Century Financial Corporation REITΔ	26,400	833,976
Ocwen Financial CorporationΔ*	80,400	1,275,144
Odyssey Re Holdings Corporation	32,500	1,212,250
Ohio Casualty CorporationΔ	116,871	3,483,924
Online Resources CorporationΔ*	40,800	416,568
optionsXpress Holdings, Inc.Δ	93,900	2,130,591
Pacific Capital BancorpΔ	35,000	1,175,300
Philadelphia Consolidated Holding CorporationΔ*	15,300	681,768
PMI Group, Inc. (The)Δ	44,500	2,099,065
Portfolio Recovery Associates, Inc.Δ*	27,610	1,289,111
Primus Guaranty, Ltd.*	75,100	867,405
PrivateBancorp, Inc.Δ	46,261	1,925,845
Radian Group, Inc.	38,200	2,059,362
Reinsurance Group of America, Inc.Δ	27,800	1,548,460
RenaissanceRe Holdings, Ltd.	21,500	1,290,000
Ryder System, Inc.	28,500	1,455,210
Safety Insurance Group, Inc.Δ	22,500	1,140,975
Sotheby’s Holdings Class AΔ	24,700	766,194
SWS Group, Inc.Δ	36,200	1,292,340
TierOne CorporationΔ	39,900	1,261,239
Tower Group, Inc.Δ	2,200	68,354
Triad Guaranty, Inc.Δ*	42,270	2,319,355
United Rentals, Inc.*	23,300	592,519
Unitrin, Inc.	24,200	1,212,662
USI Holdings CorporationΔ*	164,587	2,528,056
Webster Financial CorporationΔ	34,300	1,671,096
Williams Scotsman International, Inc.Δ*	109,945	2,157,121
World Acceptance CorporationΔ*	24,200	1,136,190
Wright Express CorporationΔ*	49,700	1,549,149
Zenith National Insurance Corporation	26,200	1,229,042

		128,140,300

Healthcare — 11.7%
Adeza Biomedical CorporationΔ*	34,200	509,922
Akorn, Inc.Δ*	54,470	340,438
Amedisys, Inc.Δ*	114,800	3,773,476
American Dental Partners, Inc.*	42,300	799,047
AMERIGROUP CorporationΔ*	23,500	843,415
Apria Healthcare Group, Inc.Δ*	42,800	1,140,620
Arqule, Inc.Δ*	99,920	591,527
Arthrocare CorporationΔ*	16,740	668,261
Aspreva Pharmaceuticals CorporationΔ*	14,800	303,696
AtriCure, Inc.Δ*	42,700	384,300
BioMarin Pharmaceuticals, Inc.Δ*	87,600	1,435,764
Bio-Rad Laboratories, Inc. Class A*	10,500	866,460
Biosite, Inc.Δ*	9,690	473,356
Cardiome Pharma CorporationΔ*	39,200	437,080
Centene CorporationΔ*	21,990	540,294
Chattem, Inc.Δ*	31,300	1,567,504
Coley Pharmaceutical Group, Inc.Δ*	30,200	292,638
Conor Medsystems, Inc.Δ*	32,500	1,018,225
Dade Behring Holdings, Inc.	39,000	1,552,590
DJO, Inc.Δ*	20,200	864,964
Five Star Quality Care, Inc.+*	2,086	—
Genesis HealthCare Corporation*	16,000	755,680
Haemonetics Corporation*	21,800	981,436
Healthspring, Inc.*	52,830	1,075,091
Healthways, Inc.Δ*	9,600	458,016
Icon PLC ADRΔ*	40,450	1,524,965
Idexx Laboratories, Inc.*	7,200	570,960
Immucor, Inc.Δ*	29,400	859,362
Kensey Nash CorporationΔ*	25,100	798,180
King Pharmaceuticals, Inc.*	64,900	1,033,208
Kyphon, Inc.Δ*	48,500	1,959,400
LCA-Vision, Inc.Δ	89,610	3,079,000
Lifecell CorporationΔ*	23,850	575,739
Magellan Health Services, Inc.*	44,200	1,910,324
Matria Healthcare, Inc.Δ*	52,400	1,505,452
Medarex, Inc.Δ*	152,230	2,251,482
Medicines Co.Δ*	41,300	1,310,036
Mentor CorporationΔ	30,100	1,470,987
MGI Pharma, Inc.Δ*	50,290	925,839
Mylan Laboratories, Inc.	32,300	644,708
Nektar TherapeuticsΔ*	94,220	1,433,086
Option Care, Inc.Δ	120,291	1,714,147
Panacos Pharmaceuticals, Inc.Δ*	93,000	372,930

See Notes to Financial Statements.	113

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
PDL BioPharma, Inc.Δ*	51,200	$1,031,168
Pediatrix Medical Group, Inc.*	45,200	2,210,280
Pharmion CorporationΔ*	24,000	617,760
PolyMedica CorporationΔ	27,205	1,099,354
Psychiatric Solutions, Inc.*	13,000	487,760
Radiation Therapy Services, Inc.Δ*	7,600	239,552
Respironics, Inc.*	41,900	1,581,725
Salix Pharmaceuticals, Ltd.Δ*	78,420	954,371
Sciele Pharma, Inc.Δ*	25,550	613,200
Stereotaxis, Inc.Δ*	55,500	572,760
Stericycle, Inc.Δ*	14,400	1,087,200
SuperGen, Inc.Δ*	58,600	297,688
Symmetry Medical, Inc.Δ*	116,000	1,604,280
Syneron Medical, Ltd.Δ*	77,900	2,113,427
United Surgical Partners International, Inc.Δ*	94,200	2,670,570
VCA Antech, Inc.*	52,500	1,689,975
Ventana Medical Systems*	16,200	697,086
WellCare Health Plans, Inc.*	9,800	675,220
West Pharmaceutical Services, Inc.Δ	6,400	327,872
Zoll Medical Corporation*	26,800	1,560,832

		67,745,685

Integrated Oils — 0.1%
Petrocorp, Inc. Escrow Shares+*	500	—
Vaalco Energy, Inc.Δ*	101,200	683,100

		683,100

Materials & Processing — 10.4%
Acuity Brands, Inc.Δ	27,200	1,415,488
Albemarle Corporation	13,500	969,300
Armor Holdings, Inc.Δ*	28,720	1,575,292
Beacon Roofing Supply, Inc.Δ*	241,367	4,542,527
Bemis Co.	22,700	771,346
Building Materials Holding CorporationΔ	26,100	644,409
Cal Dive International, Inc.Δ*	40,800	512,040
Carpenter Technology Corporation	27,400	2,809,048
Century Aluminum Co.Δ*	24,600	1,098,390
Clarcor, Inc.Δ	43,700	1,477,497
Cleveland-Cliffs, Inc.Δ	21,300	1,031,772
Commercial Metals Co.	103,572	2,672,158
Eagle Materials, Inc.	41,090	1,776,321
Encore Wire CorporationΔ*	23,200	510,632
Energizer Holdings, Inc.*	10,100	716,999
EnerSysΔ*	41,200	659,200
Ennis, Inc.Δ	62,000	1,516,520
Foster Wheeler, Ltd.*	12,000	661,680
Granite Construction, Inc.	13,000	654,160
Greif, Inc. Class AΔ	7,400	876,160
Hexcel CorporationΔ*	110,872	1,930,281
Infrasource Services, Inc.*	33,300	724,941
Innerworkings, Inc.Δ*	42,200	673,512
Lamson & Sessions Co.Δ*	92,000	2,231,920
Lone Star Technologies, Inc.*	6,420	310,792
Lundin Mining CorporationΔ*	21,780	802,811
Metal Management, Inc.Δ	23,900	904,615
Methanex CorporationΔ	60,200	1,647,674
Mobile Mini, Inc.Δ*	55,400	1,492,476
Mueller Industries, Inc.	40,500	1,283,850
NCI Building Systems, Inc.*	26,200	1,355,850
Nuco2, Inc.Δ*	30,100	740,159
OM Group, Inc.*	27,400	1,240,672
Pactiv Corporation*	40,500	1,445,445
PolyOne CorporationΔ*	80,200	601,500
PW Eagle, Inc.Δ	54,500	1,880,250
Quintana Maritime, Ltd.Δ	41,170	453,693
RBC Bearings, Inc.Δ*	41,300	1,183,658
Reliance Steel & Aluminum Co.	7,000	275,660
Resource Capital CorporationΔ	39,000	661,050
RTI International Metals, Inc.Δ*	10,900	852,598
Ryerson, Inc.Δ	7,300	183,157
Schnitzer Steel Industries, Inc. Class AΔ	33,100	1,314,070
Senomyx, Inc.Δ*	21,900	284,481
Spartech Corporation	26,300	689,586
Steel Dynamics, Inc.	81,120	2,632,344
Superior Essex, Inc.Δ*	27,200	904,400
Timken Co.	43,700	1,275,166
Tredegar CorporationΔ	34,100	771,001
Watsco, Inc.Δ	46,500	2,192,940

		59,831,491

Other — 0.3%
Lancaster Colony CorporationΔ	27,100	1,200,801
Ritchie Bros. Auctioneers, Inc.Δ	13,200	706,728

		1,907,529

Other Energy — 3.8%
Alon USA Energy, Inc.Δ	11,400	299,934
Arena Resources, Inc.Δ*	13,300	568,043
ATP Oil & Gas CorporationΔ*	14,100	557,937
Basic Energy Services, Inc.Δ*	25,200	621,180
Brigham Exploration Co.Δ*	84,600	618,426
Bronco Drilling Co., Inc.Δ*	19,900	342,081
Comstock Resources, Inc.*	25,100	779,606
Delek US Holdings, Inc.Δ	43,470	712,473
Denbury Resources, Inc.*	47,800	1,328,362
EXCO Resources, Inc.Δ*	143,800	2,431,658
Foundation Coal Holdings, Inc.Δ	27,500	873,400
Gulf Island Fabrication, Inc.	11,560	426,564
Hercules Offshore, Inc.*	29,650	856,885
Holly CorporationΔ	26,600	1,367,240
Hydril Co.Δ*	14,000	1,052,660
Ormat Technologies, Inc.Δ	10,100	371,882
Petroquest Energy, Inc.Δ*	56,402	718,561
Quicksilver Resources, Inc.Δ*	22,900	837,911
Swift Energy Co.Δ*	10,300	461,543
Tesoro Corporation	12,200	802,394
TODCO Class AΔ*	20,800	710,736
Toreador Resources CorporationΔ*	17,800	458,706
Unit Corporation*	9,550	462,698
Universal Compression Holdings, Inc.*	31,200	1,937,832

114	See Notes to Financial Statements.

	Shares	Value
Veritas DGC, Inc.*	15,500	$1,327,265
W-H Energy Services, Inc.*	12,400	603,756
Whiting Petroleum CorporationΔ*	10,280	479,048

		22,008,781

Producer Durables — 7.4%
Actuant Corporation Class AΔ	55,034	2,622,370
Allied Defense Group, Inc. (The)Δ*	19,040	404,600
Altra Holdings, Inc.Δ*	21,400	300,670
Applied Industrial Technologies, Inc.Δ	27,100	713,001
Arris Group, Inc.*	60,300	754,353
ATMI, Inc.*	16,500	503,745
Beazer Homes USA, Inc.Δ	17,600	827,376
Bucyrus International, Inc. Class AΔ	32,700	1,692,552
Cognex CorporationΔ	36,800	876,576
Color Kinetics, Inc.Δ*	27,500	587,125
Columbus McKinnon CorporationΔ*	30,530	641,741
Curtiss-Wright CorporationΔ	55,000	2,039,400
Cymer, Inc.Δ*	21,600	949,320
Dionex CorporationΔ*	14,700	833,637
Flow International CorporationΔ*	51,600	568,632
Gehl Co.Δ*	29,100	801,123
Genlyte Group, Inc.*	23,676	1,849,332
Graco, Inc.	49,600	1,965,152
H&E Equipment Services, Inc.*	22,400	554,848
Headwaters, Inc.Δ*	31,700	759,532
Hovnanian Enterprises, Inc. Class AΔ*	25,300	857,670
Itron, Inc.Δ*	4,150	215,136
Ladish Co., Inc.Δ*	36,400	1,349,712
Lexmark International, Inc.Δ*	23,000	1,683,600
Measurement Specialties, Inc.Δ*	91,400	1,977,896
Meritage Homes CorporationΔ*	39,000	1,861,080
MKS Instruments, Inc.Δ*	41,100	928,038
MTC Technologies, Inc.Δ*	22,300	525,165
Orbital Sciences CorporationΔ*	68,400	1,261,296
Polycom, Inc.*	43,100	1,332,221
Regal-Beloit CorporationΔ	16,500	866,415
Robbins & Myers, Inc.Δ	32,300	1,483,216
Rudolph Technologies, Inc.Δ*	46,100	733,912
SBA Communications Corporation Class AΔ*	37,800	1,039,500
Sonic SolutionsΔ*	34,400	560,720
Spectralink CorporationΔ*	83,200	715,520
Technical Olympic USA, Inc.Δ	108,700	1,105,479
Technitrol, Inc.Δ	28,400	678,476
Triumph Group, Inc.Δ	28,500	1,494,255
Varian Semiconductor Equipment Associates, Inc.*	15,050	685,076
X-Rite, Inc.Δ*	86,555	1,064,627

		42,664,095

Technology — 13.1%
Aeroflex, Inc.Δ*	54,300	636,396
Alvarion, Ltd.Δ*	79,500	534,240
American Reprographics Co.Δ*	34,200	1,139,202
Anixter International, Inc.*	12,900	700,470
Applied Micro Circuits Corporation*	126,200	449,272
Avid Technology, Inc.Δ*	18,100	674,406
Avnet, Inc.*	65,600	1,674,768
Avocent CorporationΔ*	43,500	1,472,475
Bottomline Technologies, Inc.Δ*	30,900	353,805
CACI International, Inc. Class A*	47,857	2,703,920
Cbeyond, Inc.Δ*	22,300	682,157
CDC Corporation Class AΔ*	155,490	1,477,155
Cogent Communications Group, Inc.Δ*	34,000	551,480
Comtech TelecommunicationsΔ*	67,250	2,560,208
CPI International, Inc.Δ*	43,500	652,500
Cree, Inc.Δ*	40,100	694,532
CSG Systems International, Inc.*	20,000	534,600
Daktronics, Inc.Δ	17,900	659,615
DealerTrack Holdings, Inc.Δ*	45,100	1,326,842
Emageon, Inc.Δ*	44,900	689,664
Epicor Software CorporationΔ*	179,100	2,419,641
Equinix, Inc.Δ*	25,650	1,939,653
F5 Networks, Inc.*	13,900	1,031,519
FLIR Systems, Inc.Δ*	19,500	620,685
FormFactor, Inc.Δ*	31,300	1,165,925
Foundry Networks, Inc.Δ*	97,600	1,462,048
Guidance Software, Inc.*	30,700	477,999
Ingram Micro, Inc. Class A*	96,100	1,961,401
j2 Global Communications, Inc.Δ*	64,400	1,754,900
Keane, Inc.Δ*	14,900	177,459
Komag, Inc.Δ*	47,500	1,799,300
Lionbridge Technologies, Inc.Δ*	99,800	642,712
Merge Technologies, Inc.Δ*	58,600	384,416
Micros Systems, Inc.*	28,400	1,496,680
MicroStrategy, Inc. Class AΔ*	12,000	1,368,120
NAM TAI Electronics, Inc.	43,800	665,322
Neoware, Inc.Δ*	50,100	661,821
Ness Technologies, Inc.*	35,500	506,230
Netgear, Inc.Δ*	34,400	903,000
NovAtel, Inc.Δ*	25,500	1,017,450
Nuance Communications, Inc.Δ*	98,870	1,133,050
Omniture, Inc.Δ*	4,500	63,360
Openwave Systems, Inc.Δ*	60,000	553,800
Parametric Technology CorporationΔ*	37,200	670,344
PDF Solutions, Inc.Δ*	61,000	881,450
PerkinElmer, Inc.	47,000	1,044,810
Power Intergrations, Inc.Δ*	75,500	1,770,475
Radisys CorporationΔ*	71,577	1,193,189
RADVision, Ltd.*	35,400	710,832
RF Micro Devices, Inc.Δ*	121,700	826,343
SafeNet, Inc.Δ*	23,200	555,408

See Notes to Financial Statements.	115

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Scansource, Inc.Δ*	38,000	$1,155,200
Semtech CorporationΔ*	63,800	833,866
SI International, Inc.Δ*	27,000	875,340
Silicon Motion Technology Corporation ADRΔ*	92,800	1,472,736
Sirf Technology Holdings, Inc.Δ*	23,000	586,960
Stanley, Inc.Δ*	20,400	344,964
Stratasys, Inc.Δ*	59,596	1,871,910
Supertex, Inc.Δ*	17,300	679,025
Synaptics, Inc.Δ*	18,500	549,265
Talx CorporationΔ	108,500	2,978,325
Tessera Technologies, Inc.Δ*	42,200	1,702,348
Transaction Systems Architects, Inc.Δ*	31,200	1,016,184
Trident Microsystems, Inc.Δ*	61,350	1,115,343
Ultimate Software Group, Inc.Δ*	31,501	732,713
Vasco Data Security InternationalΔ*	35,400	419,490
VeriFone Holdings, Inc.Δ*	40,100	1,419,540
Verint Systems, Inc.Δ*	16,000	548,480
Viasat, Inc.*	29,700	885,357
Volterra Semiconductor CorporationΔ*	25,800	387,000
WebEx Communications, Inc.Δ*	15,800	551,262
Websense, Inc.Δ*	92,702	2,116,387
Xyratex, Ltd.Δ*	29,300	632,294
Zoran Corporation*	50,900	742,122

		75,643,160

Utilities — 3.8%
AGL Resources, Inc.Δ	44,600	1,735,386
Alliant Energy Corporation	49,800	1,880,946
CenturyTel, Inc.	48,300	2,108,778
El Paso Electric Co.Δ*	44,000	1,072,280
Empire District Electric Co.Δ	20,380	503,182
Energen Corporation	40,200	1,886,988
Energy East CorporationΔ	76,900	1,907,120
General Communication, Inc. Class AΔ*	33,000	519,090
Globalstar, Inc.*	15,200	211,432
MDU Resources Group, Inc.Δ	31,650	811,506
NeuStar, Inc. Class AΔ*	25,700	833,708
NiSource, Inc.	51,200	1,233,920
Pepco Holdings, Inc.Δ	27,000	702,270
Pinnacle West Capital Corporation	42,100	2,134,049
Telephone & Data Systems, Inc.	8,000	434,640
Unisource Energy CorporationΔ	25,950	947,954
Westar Energy, Inc.Δ	30,500	791,780
Wisconsin Energy Corporation	48,800	2,316,048

		22,031,077

Total Common Stocks
(Cost $481,532,627)		553,113,735

EXCHANGE TRADED FUND — 0.0%
iShares Russell 2000Δ
(Cost $ 338,352)	4,750	370,927

MONEY MARKET FUNDS — 52.0%
GuideStone Funds Money Market Fund (GS4 Class) ¥	22,605,076	22,605,076
Northern Institutional Liquid Assets Portfolio§	277,398,014	277,398,014

Total Money Market Funds
(Cost $300,003,090)		300,003,090

	Par
CORPORATE BOND — 0.0%
TIMCO Aviation Services, Inc. PIK
8.00%, 01/01/07+ (Cost $ 0)	$1,214	—

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
4.85%, 02/22/07‡‡
(Cost $1,549,071)	1,560,000	1,549,125

TOTAL INVESTMENTS — 148.2%
(Cost $783,423,140)		855,036,877

Liabilities in Excess of Other Assets — (48.2)%		(278,111,165)

Net Assets — 100.0%		$576,925,712

PORTFOLIO SUMMARY (based on net assets)
		%
Money Market Funds		52.0
Financial Services		22.2
Consumer Discretionary		18.0
Technology		13.1
Healthcare		11.7
Materials & Processing		10.4
Producer Durables		7.4
Auto & Transportation		3.8
Other Energy		3.8
Utilities		3.8
Futures Contracts		3.4
Consumer Staples		1.3
Other		0.3
U.S. Treasury Obligation		0.3
Integrated Oils		0.1
Corporate Bond		—	**
Exchange Traded Fund		—	**

		151.6

**	Rounds to less than 0.005%.

116	See Notes to Financial Statements.

International Equity Fund

The Fund is primarily comprised of international stocks located in developed countries, and to a lesser extent, in international stocks located in emerging markets (economies not deemed to be developed). The Fund generated a positive return while underperforming its benchmark, the MSCI® ACWI ex-U.S., during the fourth quarter and the year. Security selection in the consumer discretionary and materials sectors detracted from benchmark-relative returns during the quarter. The Fund’s holdings in Nitto Denko (0.38%), High Tech Computer (0.25%) and Hirose Electric (0.33%) were among the largest detractors from performance, while Telefonica (1.04%), Mitsubishi Estate (1.07%) and Total Fina Elf(1.70%) were among the largest contributors to Fund performance for the quarter. At the sub-adviser level, Oechsle delivered the strongest benchmark-relative performance during the quarter largely due to its security selection in the telecommunication services sector.

Please see page 125 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

117

International Equity Fund

Average Annual Total Returns as of 12/31/06
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	23.78%	23.58%	23.14%	26.65%	22.78%	26.65%
Five Year	15.78%	15.56%	15.26%	16.42%	N/A	N/A
Since Inception	13.65%	13.47%	13.02%	14.02%	21.99%	24.10%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI® Ex-U.S.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike	a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

118

International Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2006

	Shares	Value
FOREIGN COMMON STOCKS — 95.7%

Argentina — 0.0%
Banco Macro SA ADRΔ	16,400	$511,844

Australia — 3.3%
Amcor, Ltd.Δ	785,696	4,496,354
Brambles, Ltd.Δ*	118,740	1,190,268
Coca-Cola Amatil, Ltd.Δ	659,905	4,042,138
Equinox Minerals, Ltd.*	96,300	156,075
Insurance Australia Group, Ltd.Δ	212,912	1,067,190
Lend Lease Corporation, Ltd.Δ	414,209	6,029,043
Macquarie Bank, Ltd.Δ	18,341	1,142,702
National Australia Bank, Ltd.Δ	279,655	8,918,091
Promina Group, Ltd.Δ	16,807	91,805
QBE Insurance Group, Ltd.Δ	22,981	523,339
Rinker Group, Ltd.Δ	110,918	1,580,328
Telstra Corporation, Ltd.*	2,224,814	7,025,184
Toll Holdings, Ltd.Δ	40,100	578,297
Wesfarmers, Ltd.Δ	88,726	2,629,136
Woodside Petroleum, Ltd.Δ	278,257	8,370,531
Woolworths, Ltd.Δ	59,683	1,125,943

		48,966,424

Austria — 0.1%
Erste Bank Der Oesterreichischen Sparkassen AG	11,600	888,179
Raiffeisen International Bank Holding AG	3,400	516,987
Telekom Austria AG	21,700	579,437

		1,984,603

Bahrain — 0.0%
Investcorp Bank BSC GDR*	12,825	303,952

Belgium — 1.2%
Colruyt SA	40,100	8,564,689
Fortis	175,132	7,469,494
UCB SAΔ	16,500	1,131,509

		17,165,692

Brazil — 1.2%
All America Latina Logistica SA	45,500	472,144
Aracruz Celulose SA ADRΔ	3,600	220,464
Arcelor Brasil SA	28,974	569,580
Banco do Brasil SA	51,100	1,530,728
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA*	37,600	207,667
Brasil Telecom Participacoes SA ADRΔ	26,600	1,135,554
Centrais Eletricas Brasileiras SA	13,535,400	323,671
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	33,900	1,158,363
Companhia Vale do Rio Doce ADRΔ	197,100	5,173,875
CPFL Energia SA ADRΔ	6,200	254,076
Gol Linhas Aereas Inteligentes SA ADRΔ	1,400	40,138
Localiza Rent A Car SA	6,600	198,479
Lojas Renner SA	33,500	481,371
Petroleo Brasileiro SA ADR	25,300	2,346,828
Positivo Informatica SA*	6,900	74,280
Tele Norte Leste Participacoes SA ADRΔ	95,400	1,423,368
Terna Participacoes SA*	13,300	150,026
Tim Participacoes SA ADRΔ	11,000	380,820
Totvs SA*	6,200	137,233
Unibanco ADR	8,900	827,344

		17,106,009

Canada — 2.3%
Abitibi-Consolidated, Inc.Δ	76,300	195,633
Alcan, Inc.	78,300	3,812,438
Barrick Gold CorporationΔ	76,600	2,351,620
Cameco Corporation	64,300	2,602,547
Canadian Imperial Bank of Commerce	7,800	657,497
Canadian Natural Resources, Ltd.	51,700	2,755,353
Canadian Oil Sands Trust	19,000	531,312
EnCana Corporation	12,200	561,379
Falcon Oil & Gas, Ltd.*	137,800	451,396
Finning International, Inc.	17,000	696,677
First Quantum Minerals, Ltd.	26,700	1,436,715
Methanex Corporation	28,600	782,352
Potash Corporation of SaskatchewanΔ	29,577	4,238,726
Rogers Communications, Inc. Class B	22,400	666,535
Royal Bank of CanadaΔ	13,200	628,221
Shaw Communications, Inc. Class B	19,100	604,537
Shoppers Drug Mart Corporation	15,000	644,300
Suncor Energy, Inc.	98,300	7,737,390
Talisman Energy, Inc.	137,100	2,327,814
TELUS Corporation	10,400	477,304
Toronto-Dominion Bank	11,600	693,523

		34,853,269

Chile — 0.2%
Banco de Credito e Inversiones	23,100	687,987
Banco Santander Chile SA ADRΔ	11,000	529,760
Centros Comerciales Sudamericanos SA	85,378	267,082
Embotelladora Andina SA ADR Class A	30,100	466,249
Embotelladora Andina SA ADR Class B	36,500	617,945
Empresas CMPC SA	7,900	265,669
Enersis SA ADR	24,900	398,400
Masisa SA ADRΔ	8,200	84,460
Sonda SA*	28,948	34,971

		3,352,523

China — 0.9%
Aluminum Corp of China, Ltd. Class H	1,321,000	1,222,787
China Coal Energy Co. Class H*	96,000	62,327
China Communications Construction Co., Ltd. Class H*	326,000	322,299
China Construction Bank Class H 144AΔ	3,892,000	2,476,814
China Petroleum & Chemical Corporation Class H	348,000	322,127

See Notes to Financial Statements.	119

International Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
China Shenhua Energy Co., Ltd. Class HΔ	1,724,900	$4,151,309
Industrial & Commercial Bank of China Class H*	5,531,000	3,434,520
Jiangsu Express Co., Ltd. Class H	316,600	199,038
Sina CorporationΔ*	16,300	467,810

		12,659,031

Colombia — 0.1%
BanColombia SA	76,200	591,627
BanColombia SA ADRΔ	12,200	380,030

		971,657

Denmark — 0.8%
Danske Bank A/S	54,070	2,402,558
H Lundbeck A/S	78,000	2,150,634
Novo-Nordisk AS Class B	85,169	7,093,898

		11,647,090

Egypt — 0.4%
El Sewedy Cables Holding Co.*	21,230	161,067
MobiNil - Egyptian Mobile Services	34,645	1,100,329
Orascom Construction Industries	59,414	2,846,254
Orascom Construction Industries GDR 144A	3,084	295,481
Orascom Telecom Holding SAE	7,958	525,796
Orascom Telecom Holding SAE GDRΔ	4,056	267,986

		5,196,913

Estonia — 0.0%
Tallink Group, Ltd.*	55,140	371,943

Finland — 0.9%
Neste Oil OYJΔ	15,700	477,290
Nokia Oyj	326,800	6,677,928
Stora Enso OYJ Class R	32,300	511,649
UPM-Kymmene OYJΔ	247,900	6,256,812

		13,923,679

France — 9.6%
Accor SAΔ	13,400	1,038,321
Air France-KLMΔ	16,400	690,378
Air LiquideΔ	13,753	3,266,008
Assurances Generales de France	23,100	3,601,228
AXA SA	100,700	4,076,918
BNP Paribas SA	43,340	4,728,468
Bouygues SA	69,796	4,480,469
Carrefour SA	106,069	6,432,328
Casino Guichard Perrachon SA	24,300	2,258,227
Compagnie de Saint-GobainΔ	121,515	10,209,794
Compagnie Generale des Etablissements Michelin Class BΔ	9,100	870,900
Compagnie Generale d’Optique Essilor International SAΔ	6,400	688,113
Dassault Systemes SAΔ	9,500	504,125
France Telecom SA	264,167	7,305,523
Groupe DanoneΔ	8,700	1,318,408
Lafarge SA	27,100	4,031,641
L’Oreal SA	70,800	7,093,552
Neuf Cegetel*	75,802	2,691,669
PagesJaunes Groupe SAΔ	17,972	357,518
Renault SAΔ	78,872	9,474,427
Safran SAΔ	25,800	598,725
Sanofi-AventisΔ	129,338	$11,942,701
Schneider Electric SA	18,500	2,053,792
Societe BIC SA	14,600	1,016,633
Societe Generale Class A	49,848	8,462,085
Societe Television Francaise 1Δ	166,400	6,174,515
Thales SAΔ	25,900	1,291,667
Total SAΔ	331,033	23,880,870
Valeo SAΔ	57,100	2,376,560
Veolia EnvironnementΔ	109,822	8,466,246
Vivendi SA	27,000	1,055,336

		142,437,145

Germany — 5.1%
Adidas-Salomon AG	100,084	4,984,713
Allianz AG	28,800	5,883,556
BASF AG	29,393	2,865,386
Bayer AG	187,607	10,069,435
Bayerische Motoren Werke AGΔ	58,600	3,365,700
Commerzbank AGΔ	21,000	799,749
Continental AG	32,700	3,802,878
DaimlerChrysler AG	24,400	1,507,386
Deutsche Bank AG	34,466	4,610,632
Deutsche Post AG	22,200	669,326
Deutsche Telekom AG	45,415	829,706
E.ON AG	23,200	3,149,173
Hannover Rueckversicherung AGΔ	62,800	2,908,091
Metro AGΔ	27,700	1,766,467
RWE AGΔ	83,481	9,201,589
SAP AG	41,200	2,189,574
SAP AG ADRΔ	4,500	238,950
Siemens AG	128,092	12,705,211
Volkswagen AGΔ	36,985	4,193,309

		75,740,831

Greece — 0.3%
National Bank of Greece SA	32,726	1,507,672
Public Power Corporation	102,000	2,585,176

		4,092,848

Hong Kong — 4.5%
Bank of East Asia, Ltd.Δ	272,600	1,543,786
China Mengniu Dairy Co., Ltd.	684,000	1,798,311
China Mobile, Ltd.Δ	917,500	7,926,668
China Yurun Food Group, Ltd.	1,132,000	1,043,472
CLP Holdings, Ltd.Δ	1,150,000	8,501,215
CNOOC, Ltd.Δ	9,265,000	8,802,483
Denway Motors, Ltd.Δ	4,290,000	1,737,333
Esprit Holdings, Ltd.	60,500	675,524
GOME Electrical Appliances Holdings, Ltd.Δ	975,000	764,627
Hang Lung Properties, Ltd.Δ	392,000	982,734
Hong Kong & China Gas Co., Ltd.Δ	3,684,000	8,288,443
Hong Kong Electric Holdings, Ltd.	754,000	3,693,275
Hutchison Whampoa, Ltd.Δ	556,000	5,650,566
Jardine Matheson Holdings, Ltd.	124,000	2,653,600
Johnson Electric Holdings, Ltd.Δ	446,500	305,960
Li & Fung, Ltd.	385,000	1,197,820
Shui On Land, Ltd.Δ*	748,000	652,960
Solomon Systech International, Ltd.	1,758,600	273,570

120	See Notes to Financial Statements.

	Shares	Value
Sun Hung Kai Properties, Ltd.	62,000	$712,199
Swire Pacific, Ltd. Class AΔ	530,000	5,692,953
Techtronic Industries Co.Δ	1,180,000	1,529,177
Wharf Holdings, Ltd.Δ	682,000	2,520,795

		66,947,471

Hungary — 0.2%
MOL Hungarian Oil and Gas PLCΔ	17,473	1,981,738
MOL Hungarian Oil and Gas PLC ADR	14,081	1,598,194

		3,579,932

India — 1.3%
Andhra Bank, Ltd.	728,084	1,427,051
Asian Paints, Ltd.	61,700	1,026,707
Bharat Heavy Electricals, Ltd.	22,116	1,148,948
Bharti Airtel, Ltd.*	221,994	3,159,628
Container Corporation of India, Ltd.	25,722	1,235,162
GAIL India, Ltd. GDR	28,500	1,004,625
Gujarat Ambuja Cements, Ltd.	740,200	2,358,907
Hero Honda Motors, Ltd.	46,560	803,386
Housing Development Finance Corporation	16,021	588,897
Indraprastha Gas, Ltd.	74,444	195,949
Infosys Technologies, Ltd. ADR	23,579	1,286,470
Punjab National Bank, Ltd.	16,921	193,831
Ranbaxy Laboratories, Ltd.	132,754	1,175,170
Sesa GOA, Ltd.	22,920	730,685
State Bank of India, Ltd. GDR	2,838	211,147
Sun Pharmaceuticals Industries, Ltd.	52,600	1,167,456
Tata Motors, Ltd.	49,480	1,006,816
Tata Motors, Ltd. ADRΔ	7,000	143,010

		18,863,845

Indonesia — 1.1%
Bank Rakyat Indonesia	5,841,100	3,350,483
PT Bank Central Asia TBK	1,792,000	1,038,009
PT Bank Mandiri Persero TBK	5,574,723	1,806,438
PT Panin Life TBK	26,999,000	494,982
PT Ramayana Lestari Sentosa TBK	6,099,500	591,517
PT Telekomunikasi Indonesia TBK	7,671,100	8,646,009

		15,927,438

Ireland — 1.0%
Allied Irish Banks PLC	98,500	2,941,152
CRH PLC	199,857	8,325,888
DEPFA Bank PLC	41,600	744,083
Irish Life & Permanent PLC	35,300	973,889
Kingspan Group PLC	69,531	1,842,106

		14,827,118

Israel — 0.5%
Bank Hapoalim, Ltd.	119,700	563,712
Bank Leumi Le-Israel BM	49,800	202,744
Check Point Software Technologies, Ltd.*	100,000	2,192,000
Syneron Medical, Ltd.Δ*	9,900	268,587
Teva Pharmaceutical Industries, Ltd. ADR	150,300	4,671,324

		7,898,367

Italy — 2.4%
Banca Popolare di Milano	221,529	$3,845,431
ENI SpA	152,691	5,135,723
FastWebΔ*	64,961	3,714,752
Intesa Sanpaolo SpAΔ	1,317,121	10,171,154
Mediaset SpA	167,700	1,990,130
SanPaolo IMI SpAΔ	19,900	462,332
UniCredito Italiano SpA	1,186,454	10,399,386

		35,718,908

Japan — 22.5%
Advantest Corporation	93,900	5,381,270
Aeon Co., Ltd.	78,700	1,702,891
Astellas Pharma, Inc.	152,900	6,950,876
Bank of Yokohama, Ltd.	19,000	148,800
Bridgestone Corporation	135,100	3,014,079
Canon, Inc.	302,350	17,022,352
Credit Saison Co., Ltd.	36,000	1,240,284
Daikin Industries, Ltd.	176,000	6,122,768
Daito Trust Construction Co., Ltd.	40,500	1,858,157
Daiwa House Industry Co., Ltd.	34,000	591,404
Denso Corporation	193,400	7,670,669
Eisai Co., Ltd.	140,100	7,699,290
Elpida Memory, Inc.Δ*	8,000	439,645
FamilyMart Co., Ltd.	68,000	1,851,351
Fanuc, Ltd.	123,600	12,172,531
Fast Retailing Co., Ltd.Δ	25,700	2,453,275
FUJIFILM Holdings Corporation	57,000	2,342,171
Funai Electric Co., Ltd.Δ	10,100	817,302
Hirose Electric Co., Ltd.Δ	41,000	4,654,510
Hitachi, Ltd.	267,000	1,664,754
Honda Motor Co., Ltd.	195,200	7,709,256
Hoya Corporation	22,000	857,779
Idemitsu Kosan Co., Ltd.	4,600	463,073
Inpex Holdings, Inc.	82	673,888
JSR CorporationΔ	75,700	1,959,212
Kao Corporation	330,000	8,901,307
KDDI Corporation	756	5,126,608
Keyence CorporationΔ	31,220	7,736,463
Kuraray Co., Ltd.	151,000	1,781,471
Marubeni Corporation	361,000	1,832,226
Matsushita Electric Industrial Co., Ltd.	107,000	2,135,414
Millea Holdings, Inc.	342,000	12,070,081
Mitsubishi Corporation	203,400	3,828,545
Mitsubishi Estate Co., Ltd.	583,100	15,091,366
Mitsubishi Heavy Industries, Ltd.	811,000	3,686,828
Mitsubishi UFJ Financial Group, Inc.	949	11,722,449
Mitsui & Co., Ltd.	35,000	523,507
Mitsui OSK Lines, Ltd.	63,000	621,503
Mizuho Financial Group, Inc.	353	2,521,323
Murata Manufacturing Co., Ltd.	7,200	487,038
NGK Spark Plug Co., Ltd.	22,000	414,100
Nikko Cordial Corporation	235,000	2,695,475
Nintendo Co., Ltd.	7,700	1,999,328
Nippon Electric Glass Co., Ltd.	57,000	1,197,429
Nippon Telegraph & Telephone Corporation	731	3,599,563
Nissan Motor Co., Ltd.	211,100	2,541,963
Nitto Denko Corporation	105,800	5,298,668
Nomura Holdings, Inc.	30,000	565,943
NTT Data Corporation	682	3,415,588

See Notes to Financial Statements.	121

International Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
NTT DoCoMo, Inc.	3,740	$5,908,323
NTT Urban Development CorporationΔ	260	502,500
Odakyu Electric Railway Co., Ltd.Δ	93,000	594,706
OKUMA CorporationΔ	125,000	1,449,519
Onward Kashiyama Co., Ltd.	114,000	1,455,115
ORIX Corporation	44,540	12,893,601
Pioneer CorporationΔ	98,300	1,349,710
Ricoh Co., Ltd.	149,000	3,042,477
Rohm Co., Ltd.	65,400	6,512,247
Secom Co., Ltd.	105,000	5,443,889
Sekisui Chemical Co., Ltd.	257,000	2,049,435
Sharp Corporation	102,000	1,757,069
Shimamura Co., Ltd.Δ	37,400	4,296,105
Shin-Etsu Chemical Co., Ltd.	104,100	6,971,783
SMC Corporation	12,000	1,702,113
Softbank CorporationΔ	267,600	5,205,613
Sony CorporationΔ	120,000	5,142,641
Sumitomo Chemical Co., Ltd.	396,000	3,071,367
Sumitomo Corporation	143,000	2,140,103
Sumitomo Metal Industries, Ltd.	153,000	664,686
Sumitomo Mitsui Financial Group, Inc.	759	7,781,018
Sumitomo Realty & Development Co., Ltd.	43,000	1,380,278
Suzuki Motor Corporation	110,300	3,114,222
T&D Holdings, Inc.	52,300	3,458,687
Takeda Pharmaceutical Co., Ltd.	256,300	17,595,656
TIS, Inc.Δ	34,200	808,983
Tokyo Electric Power Company, Inc.	34,800	1,125,835
Tokyo Electron, Ltd.	24,000	1,891,685
Tokyo Gas Co., Ltd.	598,000	3,180,824
Tokyu CorporationΔ	432,000	2,766,136
Toshiba Corporation	346,000	2,253,267
Toyota Motor Corporation	185,600	12,414,403
Trend Micro, Inc.	34,000	997,101
Ushio, Inc.Δ	26,000	534,179
West Japan Railway Co.	413	1,766,455
Yahoo! Japan CorporationΔ	3,094	1,232,348
Yamada Denki Co., Ltd.	18,490	1,569,253
Yamato Holdings Co., Ltd.	76,500	1,176,379

		334,455,484

Luxembourg — 0.0%
SES Global Receipts	30,700	534,935

Malaysia — 0.2%
AirAsia BHD*	1,471,200	629,680
Bumiputra-Commerce Holdings BHD	851,300	1,870,061
IOI Corporation BHD	190,800	995,102
Transmile Group BHD	24,300	97,806

		3,592,649

Mexico — 0.8%
America Movil SA de CV ADR Series L	49,500	2,238,390
Cemex SA de CV	1,141,198	3,867,376
Consorcio ARA SA de CV	1,500	10,205
Corporacion Moctezuma SA de CV	177,000	491,530
Grupo Mexico SA de CV Series B	33,500	122,799
Grupo Televisa SA ADR	93,101	2,514,658
Urbi Desarrollos Urbanos SA*	108,400	391,336
Wal-Mart de Mexico SA de CV Series V	550,908	2,423,832

		12,060,126

Netherlands — 4.3%
ABN AMRO Holding NV	64,087	2,059,954
Aegon NV	58,533	1,115,724
Akzo Nobel NV	41,000	2,500,970
ING Groep NV	350,830	15,555,910
Koninklijke Numico NVΔ	130,765	7,034,089
Koninklijke Philips Electronics NV	43,700	1,648,088
Reed Elsevier NV	523,182	8,922,858
Royal Dutch Shell PLC Class A	500,270	17,645,323
Royal Dutch Shell PLC Class B	12,441	436,031
Royal KPN NV	124,400	1,768,580
TNT NV	64,000	2,752,452
Trader Media East, Ltd. GDRΔ*	30,400	304,000
Unilever NV	78,000	2,131,345

		63,875,324

New Zealand — 0.2%
Telecom Corporation of New Zealand, Ltd.Δ	955,696	3,272,402

Norway — 0.6%
DnB NOR ASA	48,400	686,971
Norsk Hydro ASAΔ	99,000	3,072,315
Norske Skogindustrier ASA	27,284	470,399
Telenor ASAΔ	230,806	4,340,198
Yara International ASA	28,000	636,547

		9,206,430

Peru — 0.1%
Compania de Minas
Buenaventura SA ADRΔ	4,800	134,688
Credicorp, Ltd.Δ	28,500	1,166,790

		1,301,478

Philippines — 0.2%
Globe Telecom, Inc.	35,800	901,386
SM Prime Holdings, Inc.	6,884,000	1,508,726

		2,410,112

Poland — 0.1%
Powszechna Kasa Oszczednosci Bank Polski SA	107,296	1,736,959

Portugal — 0.1%
Portugal Telecom SGPS SA	133,060	1,728,348

Russia — 1.2%
CTC Media, Inc.Δ*	8,000	192,080
Kalina ADR	2,300	118,450
LUKOIL ADRΔ	62,431	5,490,806
Mechel OAO ADR	8,200	208,936
Mining and Metallurgical Co. Norilsk Nickel ADRΔ	4,340	681,380
Mobile Telesystems ADRΔ	83,400	4,185,846
OAO Gazprom ADRΔ	75,889	3,490,894
Polyus Gold Co. ADR*	4,419	217,857
Severstal GDR*	13,200	147,840
TMK OAO GDRΔ*	3,300	108,240
Vimpel-Communications ADR*	11,600	915,820
Wimm-Bill-Dann Foods OJSC ADRΔ	4,000	266,200

122	See Notes to Financial Statements.

	Shares	Value
X 5 Retail Group NV GDR*	50,322	$1,308,372

		17,332,721

Singapore — 1.1%
DBS Group Holdings, Ltd.	464,000	6,837,098
Oversea-Chinese Banking Corporation	570,800	2,865,630
Singapore Telecommunications, Ltd.	2,678,592	5,728,301
United Overseas Bank, Ltd.	54,000	683,032

		16,114,061

South Africa — 1.0%
ABSA Group, Ltd.	37,330	665,880
Alexander Forbes, Ltd.	375,700	835,692
AngloGold Ashanti, Ltd. ADRΔ	22,389	1,054,298
Aveng, Ltd.Δ	34,711	166,298
Barloworld, Ltd.Δ	13,319	311,456
FirstRand, Ltd.Δ	258,495	818,250
Gold Fields, Ltd.	42,836	810,819
Impala Platinum Holdings, Ltd.	11,551	303,053
MTN Group, Ltd.	93,069	1,131,969
Naspers, Ltd.	35,354	836,811
Pick’n Pay Stores, Ltd.Δ	72,990	344,486
Sasol, Ltd.	90,192	3,328,099
Standard Bank Group, Ltd.	307,912	4,148,959
Tiger Brands, Ltd.	17,930	437,177

		15,193,247

South Korea — 2.6%
Amorepacific Corporation*	608	377,423
Daelim Industrial Co., Ltd.	11,210	908,926
Hankook Tire Co., Ltd.	73,395	1,242,043
Hyundai Mobis	5,261	483,313
Hyundai Motor Co.	38,560	2,786,656
Kookmin Bank	46,591	3,746,010
Kookmin Bank ADR	27,154	2,189,699
Korea Electric Power Corporation	67,710	3,086,994
Lotte Shopping Co., Ltd.*	3,089	1,284,676
Lotte Shopping Co., Ltd. GDR 144AΔ*	5	104
NCSoft Corporation*	10,820	617,489
Pacific Corporation	371	67,817
Samsung Electronics Co., Ltd.	7,114	4,666,845
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144A	9,909	2,557,161
Samsung Electronics Co., Ltd. GDR 144AΔ	8,974	2,957,389
Samsung Fire & Marine Insurance Co., Ltd.	5,500	949,520
Samsung Securities Co., Ltd.	43,240	2,338,024
Shinhan Financial Group Co., Ltd.	23,820	1,216,613
Shinsegae Co., Ltd.	5,700	3,550,387
SK Telecom Co., Ltd.	6,000	1,434,431
S-Oil Corporation	14,850	1,090,136
STX Pan Ocean Co., Ltd.	601,000	403,606
Tae Young Corporation	9,700	780,260

		38,735,522

Spain — 3.3%
Banco Bilbao Vizcaya Argentaria SA	147,600	3,553,857
Banco Santander Central Hispano SA	632,835	11,812,140
Grupo Ferrovial SAΔ	6,900	$673,559
Iberdrola SA	128,851	5,633,351
Inditex SAΔ	168,586	9,081,902
Repsol YPF SA	82,138	2,840,757
Telefonica SA	686,485	14,607,799

		48,203,365

Sri Lanka — 0.0%
Dialog Telekom, Ltd.	1,043,200	257,281

Sweden — 1.6%
Assa Abloy AB Class BΔ	167,526	3,646,152
Atlas Copco AB Class A	18,500	621,535
Hennes & Mauritz AB Class B	115,000	5,812,196
Nordea Bank AB	218,000	3,396,119
Scania AB Class B	8,400	590,188
Telefonaktiebolaget LM Ericsson Class B	2,219,500	8,964,304
TeliaSonera AB	69,900	574,336

		23,604,830

Switzerland — 3.9%
Adecco SAΔ	8,276	565,430
Compagnie Financiere Richemont AG Class A	74,974	4,368,612
Credit Suisse Group	26,475	1,852,272
Holcim, Ltd.	30,567	2,802,080
Nestle SA	36,161	12,849,990
Nobel Biocare Holding AG	8,257	2,441,185
Novartis AG	281,399	16,223,455
Petroplus Holdings AG*	5,176	314,341
Roche Holding AG	43,513	7,802,700
Swiss Reinsurance	43,552	3,702,903
Swisscom AG	3,312	1,253,722
Xstrata PLC	17,066	852,081
Zurich Financial Services AG	11,900	3,203,283

		58,232,054

Taiwan — 1.3%
Advanced Semiconductor Engineering, Inc.*	744,000	844,806
Advantech Co., Ltd.	149,473	536,699
AU Optronics Corporation	1,211,542	1,684,298
Basso Industry Corporation	44,548	59,265
Cathay Financial Holding Co., Ltd.	559,273	1,270,100
Chinatrust Financial Holding Co.	670,040	560,337
Faraday Technology Corporation	296,369	716,706
Foxconn Technology Co., Ltd.	47,255	566,306
High Tech Computer Corporation	179,200	3,547,153
Largan Precision Co., Ltd.	20,100	388,614
MediaTek, Inc.	121,000	1,251,404
Novatek Microelectronics Corp., Ltd.	88,000	398,343
Phoenixtec Power Co., Ltd.	405,605	446,869
Radiant Opto-Electronics Corporation	147,000	235,038
Taiwan Semiconductor Manufacturing Co., Ltd.	2,600,126	5,386,175
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	10,917	119,323

See Notes to Financial Statements.	123

International Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Vanguard International Semiconductor Corporation	1,034,620	$776,322

		18,787,758

Thailand — 0.1%
Airports of Thailand Public Co., Ltd.	579,200	955,803
Central Pattana PCL	126,100	80,391
PTT Public Co., Ltd.	195,600	1,158,702

		2,194,896

Turkey — 0.3%
Arcelik AS	36,947	217,950
Coca-Cola Icecek Uretim AS*	70,653	534,078
Ford Otomotiv Sanayi AS	14,432	116,231
Migros Turk TAS*	120,174	1,553,642
Türkiye Garanti Bankasi AS	64,801	214,249
Türkiye Is Bankasi	160,216	735,713
Yapi ve Kredi Bankasi*	390,358	678,404

		4,050,267

United Kingdom — 12.8%
Alliance Boots Group PLC	266,735	4,373,947
Anglo American PLCΔ	117,711	5,740,225
ARM Holdings PLCΔ	110,000	270,838
AstraZeneca PLCΔ	118,800	6,379,265
Aviva PLC	349,563	5,626,081
BAE Systems PLC	365,500	3,046,848
Barclays PLC	167,323	2,391,593
BG Group PLC	1,190,582	16,154,787
BHP Billiton PLCΔ	57,740	1,057,906
BP PLC	1,074,627	11,940,769
Capita Group PLC	165,595	1,968,088
Carnival PLC	49,844	2,525,724
Cattles PLC	237,000	2,038,303
Centrica PLC	409,500	2,842,358
Compass Group PLC	149,101	846,617
Daily Mail & General Trust	53,700	753,880
Emap PLC	98,000	1,549,449
GKN PLC	427,284	2,325,788
GlaxoSmithKline PLC	381,943	10,050,936
HBOS PLC	655,341	14,525,211
HSBC Holdings PLCΔ	235,956	4,320,603
Imperial Chemical Industries PLC	25,800	228,332
Johnston Press PLC	42,300	325,079
Kingfisher PLC	1,576,340	7,361,172
Lloyds TSB Group PLC	821,967	9,197,701
National Grid PLC	51,000	735,947
Northern Rock PLC	18,400	424,397
Prudential PLC	287,000	3,930,776
Reckitt Benckiser PLC	150,720	6,887,798
Reed Elsevier PLC	186,400	2,045,645
Rexam PLC	241,400	2,483,812
Rio Tinto PLC	112,700	5,997,663
Royal Bank of Scotland Group PLC	446,979	17,442,274
Scottish & Southern Energy PLC	57,700	1,755,640
Smiths Group PLC	123,451	2,396,603
Standard Chartered PLC	73,200	2,138,398
Tesco PLC	130,100	1,030,397
Travis Perkins PLC	56,100	2,179,281
Tullow Oil PLC	78,700	613,291
Unilever PLC	269,919	7,546,931
Vodafone Group PLC	2,857,005	7,915,459
Wm Morrison Supermarkets PLC	1,225,000	6,104,254
Yell Group PLC	65,700	733,245

		190,203,311

Total Foreign Common Stocks
(Cost $931,311,663)		1,422,132,092

FOREIGN PREFERRED STOCKS — 0.7%

Australia — 0.2%
Telstra Corporation, Ltd. Receipts	1,298,203	2,756,531

Brazil — 0.3%
Centrais Eletricas Brasileiras SA Class B	43,181,800	968,129
Companhia de Tecidos do Norte de Minas - Coteminas	2,595,260	303,681
Companhia Energetica de Minas Gerais	924,500	45,431
Companhia Vale do Rio Doce Class A	10,666	270,082
Eletropaulo Metropolitana de Sao Paulo SA Class B*	3,701,900	188,864
Investimentos Itau SA	540,807	2,764,153

		4,540,340

South Korea — 0.2%
Samsung Electronics Co., Ltd.	4,643	2,394,420

Total Foreign Preferred Stocks
(Cost $6,147,406)		9,691,291

MONEY MARKET FUNDS — 18.5%
GuideStone Funds Money Market Fund (GS4 Class)¥	52,688,175	52,688,175
Northern Institutional Liquid Assets Portfolio§	222,122,117	222,122,117

Total Money Market Funds
(Cost $274,810,292)		274,810,292

MUTUAL FUND — 0.0%
Macquarie IMM Global REITs Fund of Funds
(Cost $320,140)	20,400	688,368

TOTAL INVESTMENTS — 114.9%
(Cost $1,212,589,501)		1,707,322,043

Liabilities in Excess of Other Assets — (14.9)%		(220,806,329)

NET ASSETS — 100.0%		$1,486,515,714

124	See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

	%
Japan	22.5
Money Market Funds	18.5
United Kingdom	12.8
France	9.6
Germany	5.1
Hong Kong	4.5
Netherlands	4.3
Switzerland	3.9
Australia	3.5
Spain	3.3
South Korea	2.8
Italy	2.4
Canada	2.3
Sweden	1.6
Brazil	1.5
India	1.3
Taiwan	1.3
Belgium	1.2
Russia	1.2
Indonesia	1.1
Singapore	1.1
Ireland	1.0
South Africa	1.0
China	0.9
Finland	0.9
Denmark	0.8
Mexico	0.8
Norway	0.6
Israel	0.5
Egypt	0.4
Greece	0.3
Turkey	0.3
Chile	0.2
Hungary	0.2
Malaysia	0.2
New Zealand	0.2
Philippines	0.2
Austria	0.1
Colombia	0.1
Peru	0.1
Poland	0.1
Portugal	0.1
Thailand	0.1
Argentina	—	**
Bahrain	—	**
Estonia	—	**
Luxembourg	—	**
Mutual Fund	—	**
Sri Lanka	—	**
Forward Foreign Currency Contracts	(1.2)

	113.7

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	125

SCHEDULE OF INVESTMENTS – ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
CONV	—	Convertible
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
PIK	—	Payment-in-Kind Bonds
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
STEP	—	Stepped Coupon Bonds (1)
STRIP	—	Stripped Security
TBA	—	To be announced.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2006, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Money Market	$83,609,797	8.03%
Low-Duration Bond	33,832,444	4.16
Medium-Duration Bond	63,776,322	5.14
Extended-Duration Bond	12,422,738	2.26
Global Bond	9,993,795	9.55
International Equity	8,286,949	0.56

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options, swap contracts and/or short sales.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default. Income accrual halted.
+	—	Security is valued at fair value (2).
§	—	Security purchased with the cash collateral from securities loaned.
†	—	Variable rate security (1).
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2006.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.

(1)	Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
(2)	Fair valued securities were held in the Value Equity Fund, Growth Equity Fund and Small Cap Equity Fund at an aggregate market value of $1,209, $0 and $0, respectively, which amounted to 0.00% of each of those funds.

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars.
(B)	—	Par is denominated in Brazilian Reals.
(C)	—	Par is denominated in Canadian Dollars.
(D)	—	Par is denominated in Danish Krones.
(E)	—	Par is denominated in Euros.
(G)	—	Par is denominated in Singapore Dollars.
(J)	—	Par is denominated in Japanese Yen.
(K)	—	Par is denominated in Swedish Kronas.
(M)	—	Par is denominated in Mexican Pesos.
(P)	—	Par is denominated in Argentinian Pesos.
(R)	—	Par is denominated in Russian Rubles.
(S)	—	Par is denominated in South African Rand.
(T)	—	Par is denominated in Thailand Bahts.
(U)	—	Par is denominated in British Pounds.
(W)	—	Par is denominated in South Korean Won.
(Z)	—	Par is denominated in New Zealand Dollars.

SWAP AGREEMENT FOOTNOTES:

(a)	—	Counter party to contract is Goldman Sachs Capital Markets, LP.
(b)	—	Counter party to contract is UBS AG.
(c)	—	Counter party to contract is Morgan Stanley Capital Services.
(d)	—	Counter party to contract is Barclays Capital.
(e)	—	Counter party to contract is Lehman Brothers Special Financing, Inc.
(f)	—	Counter party to contract is Citibank NA London.
(g)	—	Counter party to contract is JPMorgan Chase Bank.
(h)	—	Counter party to contract is Merrill Lynch Capital Services, Inc.
(i)	—	Counter party to contract is Deutsche Bank AG.
(j)	—	Counter party to contract is BNP Paribas.
(k)	—	Counter party to contract is Bank of America.
(l)	—	Counter party to contract is Credit HSBC Bank USA, N.A.
(m)	—	Counter party to contract is Royal Bank of Scotland.

126

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STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,039,319,532	$895,963,002	$1,720,628,716
Investments in securities of affiliated issuers, at value	—	34,658,661	104,258,409

Total investments (1)(2)	1,039,319,532	930,621,663	1,824,887,125
Cash	552	21,177,121	14,474,439
Cash collateral for futures	—	—	71,810
Foreign currency (3)	—	7,361,844	7,215,114
Receivables:
Dividends and reclaims	—	58,425	410,772
Interest	3,269,046	6,065,728	11,581,906
Interest on swaps	—	10,333	8,523
Investment securities sold	—	14,918,718	103,983,389
Maturities	—	738,245	21,207
Fund shares sold	3,104,157	12,911	707,054
Variation margin	—	76,052	44,140
Securities lending	—	2,679	17,005
Unrealized appreciation on foreign currency exchange contracts	—	421,708	393,718
Unrealized appreciation on swap agreements	—	202,659	319,542
Prepaid expenses and other assets	49,006	55,143	28,811

Total Assets	1,045,742,293	981,723,229	1,964,164,555

Liabilities
Cash overdraft	—	—	—
Securities sold short, at value (proceeds $ 53,316,215)	—	—	52,905,567
Options written at value (4)	—	775,199	1,041,709
Unrealized depreciation on foreign currency exchange contracts	—	726,364	797,621
Unrealized depreciation on swap agreements	—	782,953	1,863,504
Unrealized depreciation on forward volatility option	—	184,888	195,536
Collateral held for securities on loan at value	—	46,899,932	258,993,690
Payables:
Investment securities purchased	—	117,932,904	406,443,534
Fund shares redeemed	1,923,196	16,882	24,112
Interest on swaps	—	28,791	38,812
Variation margin	—	64,656	60,868
Distributions	2,009,225	—	—
Securities lending	—	803	5,101
Deferred foreign capital gains taxes	—	—	—
Accrued expenses
Advisory fees	187,014	239,787	367,583
Distribution (12b-1) fees	1,788	1,793	2,528
Shareholder servicing fees	154,239	118,687	184,092
Other expenses	84,379	99,470	165,441

Total Liabilities	4,359,841	167,873,109	723,089,698

Net Assets	$1,041,382,452	$813,850,120	$1,241,074,857

Net Assets Consist of:
Paid-in-capital	$1,041,391,616	$837,213,530	$1,245,214,652
Undistributed (distributions in excess of) net investment income	—	(383,132)	(723,086)
Undistributed(accumulated)netrealizedgain(loss)oninvestments,foreigncurrencytransactions and derivative transactions	(9,164)	(19,581,361)	(4,377,779)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(3,398,917)	961,070

Net Assets	$1,041,382,452	$813,850,120	$1,241,074,857

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$100,558,804	$105,990,861	$113,050,905

GS2 shares outstanding	100,559,770	11,924,060	13,272,589

Net asset value, offering and redemption price per GS2 share	$1.00	$8.89	$8.52

Net assets applicable to the GS4 Class	$930,582,161	$697,686,565	$1,108,958,419

GS4 shares outstanding	930,553,795	55,219,405	82,642,856

Net asset value, offering and redemption price per GS4 share	$1.00	$12.63	$13.42

Net assets applicable to the GS6 class	$4,784,072	$5,159,349	$13,709,248

GS6 shares outstanding	4,786,107	577,895	1,596,781

Net asset value, offering and redemption price per GS6 share	$1.00	$8.93	$8.59

Net assets applicable to the GS8 class	$5,457,415	$5,013,345	$5,356,285

GS8 shares outstanding	5,457,438	561,274	623,544

Net asset value, offering and redemption price per GS8 share	$1.00	$8.93	$8.59

(1) Investments in securities of unaffiliated issuers, at cost	$1,039,319,532	$898,735,624	$1,718,166,294
Investments in securities of affiliated issuers, at cost	—	34,658,661	104,258,409

Total investments at cost	$1,039,319,532	$933,394,285	$1,822,424,703

(2) Includes securities loaned of:	$—	$45,386,451	$251,271,309

(3) Foreign currency at cost	$—	$7,278,653	$7,147,582

(4) Premiums received on options written	$—	$(817,243)	$(1,044,466)

(5) Net of ($ 86,618) accrued foreign capital gains taxes on appreciated securities

128	See Notes to Financial Statements.

Extended-Duration Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund
$808,910,093	$98,116,270	$578,647,885	$101,394,468	$1,695,335,553	$1,601,104,930	$832,431,801	$1,654,633,868
14,475,319	19,032,626	16,644,946	5,673,643	68,576,737	58,839,845	22,605,076	52,688,175

823,385,412	117,148,896	595,292,831	107,068,111	1,763,912,290	1,659,944,775	855,036,877	1,707,322,043
314,810	2,718,843	12,061	—	129,687	50,156	1,585,052	27,407
—	—	—	—	—	—	—	—
258,921	1,459,980	—	—	—	—	—	1,225,175
145,318	99,367	740,881	555,005	1,906,547	1,252,833	435,134	1,613,788
6,323,028	1,189,996	—	—	—	—	49	—
—	—	—	—	—	—	—	—
—	4,135,524	80,758	153,203	771,925	—	1,855,310	1,029,383
—	—	—	—	—	—	—	—
80,017	10	117,164	175,909	189,060	397	280	129,308
—	—	—	11,071	—	—	—	—
66,234	—	2,063	—	7,240	22,541	106,740	35,702
—	228,058	—	—	—	—	—	44,855
—	—	—	—	—	—	—	—
24,204	—	32,986	—	34,342	30,640	29,812	41,031

830,597,944	126,980,674	596,278,744	107,963,299	1,766,951,091	1,661,301,342	859,049,254	1,711,468,692

—	—	—	573,447	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	182,562	—	—	—	—	—	640,222
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
278,446,396	—	34,402,994	—	122,875,591	118,791,161	277,398,014	222,122,117
2,699,961	22,104,286	—	211,530	1,080,409	—	3,683,068	418,926
—	—	60,257	25,190	161,750	475,398	221,221	60,576
—	—	—	—	—	—	—	—
—	—	44,550	—	221,829	180,900	151,280	—
—	—	—	—	—	—	—	—
19,868	—	618	—	2,172	6,762	31,984	10,710
—	—	—	—	—	—	—	86,618
204,954	31,771	60,051	97,627	884,963	1,032,639	452,935	976,755
2,750	—	2,778	—	3,155	2,471	3,068	3,894
79,933	1,633	80,523	1,668	233,940	222,965	85,073	206,984
73,428	25,120	81,897	18,387	131,494	108,433	96,899	426,176

281,527,290	22,345,372	34,733,668	927,849	125,595,303	120,820,729	282,123,542	224,952,978

$549,070,654	$104,635,302	$561,545,076	$107,035,450	$1,641,355,788	$1,540,480,613	$576,925,712	$1,486,515,714

$530,662,729	$104,105,993	$421,842,050	$93,354,265	$1,321,958,298	$1,420,134,514	$495,428,943	$984,737,388
169,393	(14,870)	39,815	—	81,956	—	—	(11,284,687)
3,732,617	—	(3,740,416)	(32,730)	(4,365,207)	(166,391,507)	10,049,445	18,978,789
14,505,915	544,179	143,403,627	13,713,915	323,680,741	286,737,606	71,447,324	494,084,224	(5)

$549,070,654	$104,635,302	$561,545,076	$107,035,450	$1,641,355,788	$1,540,480,613	$576,925,712	$1,486,515,714

$59,916,330	N/A	$74,633,773	N/A	$181,940,335	$179,852,399	$66,695,144	$199,988,929

7,368,892	N/A	6,735,268	N/A	17,127,987	16,012,660	5,884,781	12,655,071

$8.13	N/A	$11.08	N/A	$10.62	$11.23	$11.33	$15.80

$467,877,306	$104,635,302	$466,428,940	$107,035,450	$1,434,773,409	$1,343,146,544	$486,357,608	$1,254,839,470

31,592,923	10,342,731	24,332,581	8,527,025	76,940,947	75,569,991	30,397,195	65,728,004

$14.81	$10.12	$19.17	$12.55	$18.65	$17.77	$16.00	$19.09

$15,729,722	N/A	$14,232,855	N/A	$17,797,947	$11,706,095	$17,482,887	$23,876,609

1,935,620	N/A	1,276,979	N/A	1,687,181	1,065,537	1,589,098	1,531,562

$8.13	N/A	$11.15	N/A	$10.55	$10.99	$11.00	$15.59

$5,547,296	N/A	$6,249,508	N/A	$6,844,097	$5,775,575	$6,390,073	$7,810,706

682,954	N/A	560,516	N/A	649,847	529,416	586,092	502,097

$8.12	N/A	$11.15	N/A	$10.53	$10.91	$10.90	$15.56

$794,412,251	$97,634,411	$435,267,089	$87,691,624	$1,371,865,988	$1,314,548,300	$760,818,064	$1,159,901,326
14,475,319	19,032,626	16,644,946	5,673,643	68,576,737	58,839,845	22,605,076	52,688,175

$808,887,570	$116,667,037	$451,912,035	$93,365,267	$1,440,442,725	$1,373,388,145	$783,423,140	$1,212,589,501

$269,896,989	$—	$33,463,028	$—	$119,113,966	$115,242,962	$268,174,101	$212,023,705

$257,648	$1,458,279	$—	$—	$—	$—	$—	$1,218,940

$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.	129

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Investment Income
Dividends	$—	$—	$122,631
Income dividends received from affiliated funds	—	1,361,688	2,752,563
Interest	46,093,067	41,472,905	54,745,627
Securities Lending	—	39,498	163,985
Less foreign taxes withheld	—	(56,268)	—

Total Investment Income	46,093,067	42,817,823	57,784,806

Expenses
Investment advisory fees	1,854,864	3,771,293	4,892,808
Transfer agent fees:
GS2 shares	4,116	3,778	3,851
GS4 shares	43,212	29,227	32,314
GS6 shares	7,739	7,795	7,771
GS8 shares	7,973	7,859	7,857
Custodian fees	25,022	109,469	183,630
Distribution (12b-1) fees:
GS6 shares	4,675	11,057	13,323
GS8 shares	15,841	15,290	15,535
Shareholder servicing fees:
GS4 shares	1,520,452	1,537,798	1,932,595
GS6 shares	14,017	33,152	39,947
GS8 shares	21,116	20,377	20,701
Accounting and administration fees	346,855	412,665	537,127
Professional fees	69,029	73,243	79,366
Blue sky fees:
GS2 shares	1,567	1,567	1,567
GS4 shares	8,489	8,835	8,392
GS6 shares	12,509	12,521	12,596
GS8 shares	5,198	5,528	5,132
Shareholder reporting fees:
GS2 shares	210	259	234
GS4 shares	17,318	4,439	7,938
GS6 shares	25	25	16
GS8 shares	102	72	85
Trustee fees	7,387	7,293	8,599
Line of credit facility fees	4,609	4,156	5,086
Other expenses	32,026	42,617	69,539

Total expenses	4,024,351	6,120,315	7,886,009
Expenses waived/reimbursed net of amount recaptured (See Footnote 3a and 3c)	(12,676)	(523,156)	(839,380)
Fees paid indirectly	(12,291)	(659,367)	(428,505)

Net expenses	3,999,384	4,937,792	6,618,124

Net Investment Income (Loss)	42,093,683	37,880,031	51,166,682

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $60,815 for International Equity)*	(790)	(4,506,522)	3,107,918
Futures transactions	—	(2,332,606)	(1,445,705)
Swap agreements	—	(389,626)	(102,790)
Option contracts written	—	365,781	903,213
Option contracts purchased	—	(400,090)	(338,363)
Foreign currency transactions	—	(390,765)	(2,247,455)

Net realized gain (loss)	(790)	(7,653,828)	(123,182)

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated deferred capital gains taxes of $42,710 for International Equity)	—	6,492,455	(621,166)
Futures	—	348,841	(103,083)
Swap agreements	—	(419,610)	(653,517)
Option contracts written	—	(91,479)	(794,792)
Option contracts purchased	—	(694,299)	(471,961)
Foreign currency translations	—	(69,894)	384,147

Net change in unrealized appreciation (depreciation)	—	5,566,014	(2,260,372)

Net Realized and Unrealized Gain (Loss)	(790)	(2,087,814)	(2,383,554)

Net Increase in Net Assets Resulting from Operations	$42,092,893	$35,792,217	$48,783,128

*	Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions (See Footnote 11)

130	See Notes to Financial Statements.

Extended-Duration Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund
$49,640	$—	$9,482,209	$—	$33,639,994	$10,074,437	$3,929,071	$36,239,799
428,147	7,510	572,200	1,402	2,726,326	2,937,710	1,104,178	2,127,414
24,725,341	38,548	34,711	89	204,237	192,641	71,659	19,102
303,217	—	31,425	—	114,539	175,681	583,381	302,245
—	—	—	—	(72,779)	(98,135)	(6,751)	(2,573,385)

25,506,345	46,058	10,120,545	1,491	36,612,317	13,282,334	5,681,538	36,115,175

2,268,782	3,523	807,083	7,956	10,139,762	12,811,127	5,581,398	13,393,914
3,621	—	3,512	—	3,669	3,675	3,529	3,668
31,769	63	33,507	59	40,563	35,812	40,611	44,321
7,659	—	7,704	—	7,777	7,794	7,655	7,759
7,812	—	7,789	—	7,861	7,842	7,797	7,836
38,077	255	31,191	78	92,960	82,771	109,815	1,200,002
15,065	—	12,724	—	16,089	11,162	16,511	21,072
15,956	—	17,194	—	18,113	16,753	18,128	20,711
737,627	1,633	811,706	1,668	2,530,702	2,505,723	917,379	2,258,263
45,163	—	38,153	—	48,236	33,484	49,515	63,183
21,261	—	22,915	—	24,134	22,337	24,164	27,599
199,246	671	218,411	289	604,835	586,025	246,078	712,221
71,612	6,500	67,733	6,500	67,733	67,733	70,836	73,938
1,567	—	1,567	—	1,568	1,567	1,567	1,567
10,270	—	7,689	—	8,400	8,787	10,074	9,220
10,924	—	12,643	—	11,851	12,542	12,496	12,496
5,514	—	4,455	—	5,741	5,728	6,841	5,945
129	—	81	—	309	76	10	180
8,433	7	10,626	73	29,294	12,830	19,985	21,517
31	—	31	—	26	18	31	31
54	—	51	—	157	68	41	65
3,529	—	4,140	—	11,926	11,416	4,141	10,782
2,075	—	2,421	—	7,010	6,730	2,467	6,323
29,815	—	39,663	—	48,459	39,953	29,634	91,394

3,535,991	12,652	2,162,989	16,623	13,727,175	16,291,953	7,180,703	17,994,007
(135,208)	(3,712)	(169,692)	(4,947)	(250,052)	(1,208,620)	(274,430)	(2,092,511)
(7,632)	—	(2,534)	—	(120,248)	(98,748)	(74,073)	(170,457)

3,393,151	8,940	1,990,763	11,676	13,356,875	14,984,585	6,832,200	15,731,039

22,113,194	37,118	8,129,782	(10,185)	23,255,442	(1,702,251)	(1,150,662)	20,384,136

6,223,097	231	1,983,624	(1,683)	143,655,573	69,537,386	53,660,487	157,759,817
—	—	762,583	(31,047)	3,702,149	4,801,800	1,150,195	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(933,648)
777,263	(14,870)	—	—	—	—	—	(1,374,184)

7,000,360	(14,639)	2,746,207	(32,730)	147,357,722	74,339,186	54,810,682	155,451,985

(10,280,600)	59,171	62,567,678	457,924	89,937,731	(67,449,676)	6,616,821	122,043,402
—	—	101,698	(10,366)	899,618	558,123	38,622	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	(18,824)	—	—	—	—	—	190,840
12,993	(13,725)	—	—	—	—	—	(1,003,391)

(10,267,607)	26,622	62,669,376	447,558	90,837,349	(66,891,553)	6,655,443	121,230,851

(3,267,247)	11,983	65,415,583	414,828	238,195,071	7,447,633	61,466,125	276,682,836

$18,845,947	$49,101	$73,545,365	$404,643	$261,450,513	$5,745,382	$60,315,463	$297,066,972

See Notes to Financial Statements.	131

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Year Ended
	12/31/06	12/31/05
Operations:
Net investment income	$42,093,683	$25,691,987
Net realized gain (loss) on investment securities, foreign currency transactions and futures transactions**	(790)	(5,430)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations, and futures contracts	—	—

Net increase in net assets resulting from operations	42,092,893	25,686,557

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(4,561,908)	(2,748,269)
GS4 shares	(37,128,467)	(22,725,193)
GS6 shares	(196,811)	(111,774)
GS8 shares	(206,497)	(107,373)
Distributions from net realized capital gains
GS2 shares	—	—
GS4 shares	—	—
GS6 shares	—	—
GS8 shares	—	—
Return of Capital
GS4 shares	—	—

Total dividends and distributions	(42,093,683)	(25,692,609)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	79,181,546	97,579,053
GS4 shares	2,625,551,003	2,495,446,536
GS6 shares	3	43,984
GS8 shares	183,052	54,568
Reinvestment of dividends and distributions
GS2 shares	4,122,997	2,495,133
GS4 shares	20,032,228	11,467,878
GS6 shares	196,806	111,760
GS8 shares	206,490	107,373

Total proceeds from shares sold and reinvested	2,729,474,125	2,607,306,285

Value of shares redeemed
GS2 shares	(75,848,387)	(68,344,589)
GS4 shares	(2,481,322,504)	(2,578,673,372)
GS6 shares	—	(44,371)
GS8 shares	(77,413)	(23,730)

Total value of shares redeemed	(2,557,248,304)	(2,647,086,062)

Net increase (decrease) from capital share transactions (See Footnote 7)	172,225,821	(39,779,777)

Total increase (decrease) in net assets	172,225,031	(39,785,829)

Net Assets:
Beginning of Period	869,157,421	908,943,250

End of Period*	$1,041,382,452	$869,157,421

	$—	$—

*	Including undistributed (distributions in excess of) net investment income
**	Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions (See Footnote 11)

132	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund		Extended-Duration Bond Fund		Global Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Period
12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/29/06 — 12/31/06
$37,880,031	$27,489,857	$51,166,682	$37,575,293	$22,113,194	$22,113,407	$37,118
(7,653,828)	(10,659,334)	(123,182)	(1,097,926)	7,000,360	5,519,087	(14,639)
5,566,014	(4,406,789)	(2,260,372)	(11,782,137)	(10,267,607)	(1,883,245)	26,622

35,792,217	12,423,734	48,783,128	24,695,230	18,845,947	25,749,249	49,101

(6,176,871)	(4,479,831)	(7,048,220)	(5,612,463)	(4,592,657)	(4,268,161)	—
(31,326,942)	(22,992,157)	(42,144,853)	(34,648,385)	(16,960,882)	(17,074,698)	(37,349)
(537,130)	(466,469)	(799,560)	(721,610)	(1,130,524)	(1,179,267)	—
(248,064)	(177,594)	(295,361)	(253,597)	(377,081)	(357,326)	—
—	(1,147)	—	(645,746)	(218,937)	(1,712,320)	—
—	(6,206)	—	(4,143,819)	(916,112)	(6,850,285)	—
—	(124)	—	(84,242)	(57,846)	(452,529)	—
—	(55)	—	(32,762)	(20,424)	(160,140)	—
—	—	—	—	—	—	(5,039)

(38,289,007)	(28,123,583)	(50,287,994)	(46,142,624)	(24,274,463)	(32,054,726)	(42,388)

11,679,234	48,785,555	14,336,480	49,692,680	7,532,886	29,365,042	—
95,576,676	106,691,749	167,068,043	194,463,337	124,460,706	83,231,124	10
10,173,105	474,994	8,912	565,914	—	915,722	—
10,036,153	1,242	49,857	642	16,629	597	—

6,065,107	4,405,558	6,832,970	6,068,879	4,709,175	5,855,155	—
31,324,774	22,996,558	42,143,289	38,787,840	17,893,535	24,555,600	42,388
537,130	466,593	799,560	805,854	1,189,044	1,631,795	—
248,064	177,649	295,361	286,358	397,744	517,466	—

165,640,243	183,999,898	231,534,472	290,671,504	156,199,719	146,072,501	42,398

(14,483,247)	(5,405,010)	(6,603,831)	(4,002,381)	(7,599,575)	(7,220,381)	—
(217,968,892)	(118,147,765)	(83,398,997)	(87,788,179)	(65,754,001)	(111,075,009)	—
(16,799,428)	(5,304,186)	(5,173)	(4,180,127)	—	(10,716,919)	—
(10,218,770)	(57)	(8,533)	—	(7,795)	—	—
(259,470,337)	(128,857,018)	(90,016,534)	(95,970,687)	(73,361,371)	(129,012,309)	—
(93,830,094)	55,142,880	141,517,938	194,700,817	82,838,348	17,060,192	42,398
(96,326,884)	39,443,031	140,013,072	173,253,423	77,409,832	10,754,715	49,111

910,177,004	870,733,973	1,101,061,785	927,808,362	471,660,822	460,906,107	104,586,191

$813,850,120	$910,177,004	$1,241,074,857	$1,101,061,785	$549,070,654	$471,660,822	$104,635,302

$(383,132)	$92,980	$(723,086)	$(312,037)	$169,393	$147,830	$(14,870)

See Notes to Financial Statements.	133

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		Real Estate Securities Fund
	For the Year Ended		For the Period
	12/31/06	12/31/05	12/29/06 — 12/31/06
Operations:
Net investment income (loss)	$8,129,782	$6,839,477	$(10,185)
Net realized gain (loss) on investment securities, foreign currency transactions and futures transactions	2,746,207	5,134,962	(32,730)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations, and futures contracts	62,669,376	9,385,998	447,558

Net increase in net assets resulting from operations	73,545,365	21,360,437	404,643

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,811,027)	(1,447,323)	—
GS4 shares	(5,917,983)	(5,001,471)	—
GS6 shares	(294,832)	(247,026)	—
GS8 shares	(113,746)	(93,751)	—
Distributions from net realized capital gains
GS2 shares	(754,969)	(264,015)	—
GS4 shares	(2,752,967)	(1,007,668)	—
GS6 shares	(143,616)	(50,704)	—
GS8 shares	(63,092)	(22,896)	—

Total dividends and distributions	(11,852,232)	(8,134,854)	—

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	7,932,747	28,530,125	—
GS4 shares	44,732,850	42,657,409	175,910
GS6 shares	520,858	—	—
GS8 shares	52,202	1,205	—
Reinvestment of dividends and distributions
GS2 shares	2,548,084	1,693,048	—
GS4 shares	8,670,638	6,008,602	—
GS6 shares	438,448	297,730	—
GS8 shares	176,838	116,700	—

Total proceeds from shares sold and reinvested	65,072,665	79,304,819	175,910

Value of shares redeemed
GS2 shares	(5,326,752)	(5,429,955)	—
GS4 shares	(42,290,763)	(75,399,007)	(25,189)
GS6 shares	(105,112)	—	—
GS8 shares	(16,915)	—	—

Total value of shares redeemed	(47,739,542)	(80,828,962)	(25,189)

Net increase (decrease) from capital share transactions (See Footnote 7)	17,333,123	(1,524,143)	150,721

Total increase (decrease) in net assets	79,026,256	11,701,440	555,364

Net Assets:
Beginning of Period	482,518,820	470,817,380	106,480,086

End of Period*	$561,545,076	$482,518,820	$107,035,450

	$39,815	$49,002	$—

*	Including undistributed (distributions in excess of) net investment income

134	See Notes to Financial Statements.

Value Equity Fund		Growth Equity Fund		Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05
$23,255,442	$21,726,574	$(1,702,251)	$(3,158,666)	$(1,150,662)	$(997,229)	$20,384,136	$17,340,082
147,357,722	103,688,872	74,339,186	65,893,593	54,810,682	58,732,966	155,451,985	93,816,550
90,837,349	(27,125,867)	(66,891,553)	60,393,513	6,655,443	(23,098,045)	121,230,851	88,506,831

261,450,513	98,289,579	5,745,382	123,128,440	60,315,463	34,637,692	297,066,972	199,663,463

(4,415,960)	(3,776,410)	—	—	—	—	(4,337,809)	(3,522,540)
(18,405,273)	(17,465,290)	—	—	—	—	(20,582,825)	(17,131,295)
(348,342)	(286,556)	—	—	—	—	(419,099)	(298,613)
(111,201)	(91,028)	—	—	—	—	(114,866)	(80,453)

(26,469,711)	(16,300,818)	—	—	(7,266,322)	(9,061,949)	(22,414,884)	(2,372,854)
(127,117,029)	(85,737,706)	—	—	(38,915,250)	(51,308,587)	(119,856,372)	(12,803,717)
(2,615,565)	(1,574,230)	—	—	(1,946,822)	(2,313,815)	(2,709,902)	(260,237)
(992,929)	(589,222)	—	—	(718,391)	(848,678)	(889,165)	(85,266)

(180,476,010)	(125,821,260)	—	—	(48,846,785)	(63,533,029)	(171,324,922)	(36,554,975)

11,350,209	82,260,741	18,448,736	87,716,607	8,276,686	36,479,492	16,785,257	77,135,236
55,916,491	69,243,699	73,453,988	56,539,195	60,055,857	92,602,096	100,447,788	92,232,819
79,937	659,974	375,355	325,805	213,366	414,999	330,919	1,580,532
269,845	3,181	97,250	1,057	127,287	5,651	159,389	5,310

30,795,143	19,689,834	—	—	7,266,323	8,955,618	26,683,375	5,807,372
145,514,189	103,197,880	—	—	38,912,441	51,300,141	140,427,878	29,934,318
2,963,907	1,860,786	—	—	1,946,822	2,313,815	3,129,000	558,850
1,104,130	680,250	—	—	718,391	848,679	1,004,032	165,719

247,993,851	277,596,345	92,375,329	144,582,664	117,517,173	192,920,491	288,967,638	207,420,156

(14,490,017)	(12,032,159)	(11,648,012)	(14,078,107)	(10,679,211)	(7,311,452)	(33,456,390)	(14,569,008)
(129,899,750)	(180,802,337)	(97,743,433)	(207,536,437)	(87,995,931)	(91,442,536)	(217,111,405)	(213,587,734)
(15,502)	(4,427,418)	(68,887)	(3,275,639)	(197)	(3,287,987)	(20,378)	(4,705,492)
(33,300)	(4)	(10,826)	—	(30,749)	(3)	(24,684)	(1)

(144,438,569)	(197,261,918)	(109,471,158)	(224,890,183)	(98,706,088)	(102,041,978)	(250,612,857)	(232,862,235)

103,555,282	80,334,427	(17,095,829)	(80,307,519)	18,811,085	90,878,513	38,354,781	(25,442,079)

184,529,785	52,802,746	(11,350,447)	42,820,921	30,279,763	61,983,176	164,096,831	137,666,409

1,456,826,003	1,404,023,257	1,551,831,060	1,509,010,139	546,645,949	484,662,773	1,322,418,883	1,184,752,474

$1,641,355,788	$1,456,826,003	$1,540,480,613	$1,551,831,060	$576,925,712	$546,645,949	$1,486,515,714	$1,322,418,883

$81,956	$107,290	$—	$—	$—	$—	$(11,284,687)	$(7,227,733)

See Notes to Financial Statements.	135

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Money Market Fund

GS2 Class
2006	$1.00	$0.05		$—	†	$(0.05)	$—	$1.00	4.92%	$100,559	0.26%	0.26%	0.26%	4.82%	4.82%	N/A
2005	1.00	0.03	††	—	†	(0.03)††	—	1.00	3.07	93,103	0.27	0.27	0.26	3.03	3.04	N/A
2004	1.00	0.01		—	†	(0.01)	—	1.00	1.19	61,374	0.27	0.27	0.27	1.17	1.17	N/A
2003	1.00	0.01		—	†	(0.01)	— †	1.00	1.04	63,373	0.27	0.27	0.28	0.91	0.90	N/A
2002	1.00	0.02		—		(0.02)	— †	1.00	1.80	5,493	0.25	0.25	0.55	1.75	1.45	N/A
2001(3)	1.00	0.01		—		(0.01)	—	1.00	0.66	25	0.25	0.25	90.37	2.60	(87.52)	N/A
GS4 Class
2006	$1.00	$0.05		$—	†	$(0.05)	$—	$1.00	4.72%	$930,582	0.46%	0.46%	0.46%	4.64%	4.64%	N/A
2005	1.00	0.03	††	—	†	(0.03)††	—	1.00	2.88	766,322	0.46	0.46	0.46	2.84	2.84	N/A
2004	1.00	0.01		—	†	(0.01)	—	1.00	0.99	838,087	0.46	0.46	0.45	0.98	0.99	N/A
2003	1.00	0.01		—	†	(0.01)	— †	1.00	0.85	853,062	0.45	0.45	0.45	0.84	0.84	N/A
2002	1.00	0.02		—		(0.02)	— †	1.00	1.60	906,302	0.45	0.44	0.50	1.58	1.52	N/A
2001(3)	1.00	0.01		—		(0.01)	—	1.00	0.94	996,380	0.44	0.44	0.49	2.72	2.67	N/A
GS6 Class
2006	$1.00	$0.04		$—	†	$(0.04)	$—	$1.00	4.29%	$4,784	0.87%	0.87%	1.09%	4.21%	3.99%	N/A
2005	1.00	0.02	††	—	†	(0.02)††	—	1.00	2.50	4,587	0.83	0.83	1.43	2.47	1.87	N/A
2004	1.00	0.01		—	†	(0.01)	—	1.00	0.73	4,476	0.72	0.72	1.09	0.68	0.31	N/A
2003	1.00	0.01		—	†	(0.01)	— †	1.00	0.57	8,035	0.73	0.73	0.91	0.61	0.43	N/A
2002	1.00	0.01		—		(0.01)	— †	1.00	1.38	16,538	0.65	0.65	0.77	1.35	1.23	N/A
2001(3)	1.00	0.01		—		(0.01)	—	1.00	0.81	788	0.75	0.75	16.37	1.98	(13.64)	N/A
GS8 Class
2006	$1.00	$0.04		$—	†	$(0.04)	$—	$1.00	3.98%	$5,457	1.17%	1.17%	1.21%	3.91%	3.87%	N/A
2005	1.00	0.02	††	—	†	(0.02)††	—	1.00	2.15	5,145	1.17	1.17	1.25	2.13	2.05	N/A
2004(4)	1.00	—	†	—	†	— †	—	1.00	0.14	5,007	1.17	1.17	1.31	0.94	0.80	N/A

Low-Duration Bond Fund

GS2 Class
2006	$9.06	$0.38	#	$(0.03)		$(0.52)	$—	$8.89	3.94%	$105,991	0.45%	0.45%	0.47%	4.22%	4.20%	168%
2005	9.32	0.30	#	(0.15)		(0.41)	— †	9.06	1.60	104,681	0.45	0.45	0.48	3.30	3.27	196
2004	9.51	0.21	#	(0.07)		(0.28)	(0.05)	9.32	1.47	59,777	0.45	0.45	0.49	2.22	2.18	289
2003	9.76	0.22	#	0.03		(0.37)	(0.13)	9.51	2.61	53,726	0.45	0.45	0.50	2.30	2.25	179
2002	9.85	0.37	#	0.19		(0.50)	(0.15)	9.76	5.89	6,320	0.46	0.45	0.78	3.71	3.38	182
2001(3)	10.00	0.15		—		(0.22)	(0.08)	9.85	1.54	25	0.45	0.45	57.60	4.73	(52.42)	80
GS4 Class
2006	$12.66	$0.58	#	$(0.11)		$(0.50)	$—	$12.63	3.75%	$697,687	0.61%	0.61%	0.66%	4.05%	4.00%	168%
2005	12.87	0.40	#	(0.22)		(0.39)	— †	12.66	1.39	789,077	0.61	0.61	0.67	3.13	3.07	196
2004	13.00	0.27	#	(0.09)		(0.26)	(0.05)	12.87	1.38	789,866	0.61	0.61	0.67	2.06	2.00	289
2003	13.16	0.32	#	—		(0.35)	(0.13)	13.00	2.45	727,265	0.61	0.61	0.67	2.43	2.37	179
2002	13.06	0.46	#	0.27		(0.48)	(0.15)	13.16	5.71	763,987	0.62	0.61	0.72	3.50	3.39	182
2001(3)	13.10	0.21		0.05		(0.22)	(0.08)	13.06	1.96	812,387	0.61	0.61	0.72	4.47	4.36	80
GS6 Class
2006	$9.09	$0.60	#	$(0.30)		$(0.46)	$—	$8.93	3.43%	$5,159	1.00%	1.00%	1.05%	3.63%	3.58%	168%
2005	9.36	0.25	#	(0.16)		(0.36)	— †	9.09	0.96	11,380	0.94	0.94	1.05	2.74	2.63	196
2004	9.54	0.17	#	(0.06)		(0.24)	(0.05)	9.36	1.17	16,087	0.85	0.85	0.90	1.82	1.77	289
2003	9.79	0.21	#	—		(0.33)	(0.13)	9.54	2.20	22,452	0.85	0.84	0.87	2.18	2.15	179
2002	9.86	0.33	#	0.22		(0.47)	(0.15)	9.79	5.70	20,985	0.79	0.79	0.93	3.35	3.21	182
2001(3)	10.00	0.22		(0.06)		(0.22)	(0.08)	9.86	1.54	3,458	0.85	0.85	74.57	4.18	(69.54)	80
GS8 Class
2006	$9.10	$0.31	#	$(0.04)		$(0.44)	$—	$8.93	3.04%	$5,013	1.30%	1.30%	1.43%	3.37%	3.24%	168%
2005	9.36	0.23	#	(0.16)		(0.33)	— †	9.10	0.73	5,040	1.30	1.30	1.50	2.44	2.24	196
2004(4)	9.50	0.02	#	(0.01)		(0.10)	(0.05)	9.36	0.05	5,004	1.30	1.30	1.53	1.35	1.12	289

†	Amount represents less than $0.005 per share.
††	Amount has been restated. See Footnote 12 in Notes to Financial Statements.
#	Calculated using the average shares outstanding method.
*	Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions. As a result, there was no effect to realized and unrealized gain (loss) on investments per share or total return. (See Footnote 11)
(1)	Annualized.
(2)	Not annualized.
(3)	Inception date was August 27, 2001.
(4)	Inception date was November 8, 2004.
(5)	Inception date was December 29, 2006.

136	See Notes to Financial Statements.

												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Period	Total Return (2)*	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Medium-Duration Bond Fund
GS2 Class
2006	$8.71	$0.39	#	$(0.01)	$(0.57)	$—	$—		$8.52	4.50%	$113,051	0.50%	0.50%	0.50%	4.60%	4.60%	440%
2005	9.06	0.34	#	(0.10)	(0.53)	(0.06)	—		8.71	2.62	100,800	0.50	0.50	0.53	3.84	3.81	465
2004	9.24	0.28	#	0.21	(0.45)	(0.22)	—		9.06	5.34	52,865	0.50	0.50	0.53	2.97	2.94	372
2003	9.47	0.28	#	0.36	(0.58)	(0.29)	—		9.24	6.80	46,521	0.50	0.50	0.55	2.96	2.91	458
2002	9.65	0.46	#	0.40	(0.67)	(0.37)	—		9.47	9.25	7,218	0.51	0.50	0.82	4.77	4.45	543
2001(3)	10.00	0.16		(0.08)	(0.23)	(0.20)	—	†	9.65	0.89	25	0.52	0.50	92.28	4.99	(86.79)	247
GS4 Class
2006	$13.40	$0.60	#	$(0.03)	$(0.55)	$—	$—		$13.42	4.37%	$1,108,958	0.62%	0.62%	0.69%	4.48%	4.41%	440%
2005	13.63	0.50	#	(0.16)	(0.51)	(0.06)	—		13.40	2.50	981,935	0.62	0.62	0.71	3.71	3.62	465
2004	13.58	0.39	#	0.31	(0.43)	(0.22)	—		13.63	5.20	853,377	0.62	0.62	0.72	2.85	2.75	372
2003	13.54	0.46	#	0.43	(0.56)	(0.29)	—		13.58	6.62	741,743	0.62	0.62	0.71	3.37	3.28	458
2002	13.37	0.62	#	0.57	(0.65)	(0.37)	—		13.54	9.15	767,926	0.63	0.62	0.77	4.62	4.47	543
2001(3)	13.60	0.22		(0.02)	(0.23)	(0.20)	—	†	13.37	1.49	827,774	0.64	0.62	0.77	4.62	4.47	247
GS6 Class
2006	$8.78	$0.35	#	$(0.02)	$(0.52)	$—	$—		$8.59	3.89%	$13,709	1.05%	1.05%	1.05%	4.05%	4.05%	440%
2005	9.12	0.29	#	(0.09)	(0.48)	(0.06)	—		8.78	2.18	13,195	1.00	1.00	1.06	3.29	3.21	465
2004	9.30	0.24	#	0.21	(0.41)	(0.22)	—		9.12	4.88	16,524	0.90	0.90	0.95	2.61	2.56	372
2003	9.53	0.29	#	0.31	(0.54)	(0.29)	—		9.30	6.33	22,640	0.90	0.90	0.96	3.03	2.97	458
2002	9.70	0.42	#	0.41	(0.63)	(0.37)	—		9.53	8.90	19,289	0.90	0.90	1.03	4.37	4.24	543
2001(3)	10.00	0.17		(0.04)	(0.23)	(0.20)	—	†	9.70	1.30	123	0.92	0.90	58.64	4.49	(53.25)	247
GS8 Class
2006	$8.78	$0.32	#	$(0.02)	$(0.49)	$—	$—		$8.59	3.58%	$5,356	1.35%	1.35%	1.45%	3.75%	3.65%	440%
2005	9.13	0.27	#	(0.11)	(0.45)	(0.06)	—		8.78	1.73	5,132	1.35	1.35	1.52	2.96	2.81	465
2004(4)	9.46	0.02	#	0.07	(0.20)	(0.22)	—		9.13	0.87	5,043	1.35	1.35	1.59	1.41	1.17	372

Extended-Duration Bond Fund
GS2 Class
2006	$8.44	$0.40	#	$(0.03)*	$(0.65)	$(0.03)	$—		$8.13	4.75%	$59,916	0.57%	0.57%	0.57%	4.91%	4.91%	100%
2005	8.90	0.44	#	0.04	(0.68)	(0.26)	—		8.44	5.65	57,372	0.56	0.56	0.57	4.90	4.89	38
2004	9.23	0.47	#	0.27	(0.76)	(0.31)	—		8.90	8.49	32,309	0.57	0.57	0.57	5.17	5.17	66
2003	9.64	0.54	#	0.51	(0.79)	(0.67)	—		9.23	11.32	29,004	0.59	0.59	0.60	5.49	5.48	121
2002	9.84	0.65		0.29	(0.90)	(0.24)	—		9.64	10.27	6,506	0.64	0.64	0.88	6.47	6.23	45
2001(3)	10.00	0.24		(0.03)	(0.33)	(0.04)	—		9.84	2.13	26	0.66	0.65	90.75	6.62	(83.48)	22
GS4 Class
2006	$14.82	$0.69	#	$(0.04)*	$(0.63)	$(0.03)	$—		$14.81	4.56%	$467,877	0.73%	0.73%	0.76%	4.75%	4.72%	100%
2005	14.93	0.71	#	0.10	(0.66)	(0.26)	—		14.82	5.54	393,851	0.73	0.73	0.76	4.72	4.69	38
2004	14.78	0.75	#	0.45	(0.74)	(0.31)	—		14.93	8.37	399,459	0.73	0.73	0.75	5.01	4.99	66
2003	14.62	0.83	#	0.77	(0.77)	(0.67)	—		14.78	11.19	385,110	0.73	0.73	0.75	5.46	5.44	121
2002	14.37	0.90		0.47	(0.88)	(0.24)	—		14.62	10.03	401,198	0.73	0.73	0.82	6.29	6.20	45
2001(3)	14.38	0.32		0.03	(0.32)	(0.04)	—		14.37	2.48	404,278	0.74	0.73	0.84	6.32	6.21	22
GS6 Class
2006	$8.44	$0.36	#	$(0.03)*	$(0.61)	$(0.03)	$—		$8.13	4.09%	$15,730	1.08%	1.08%	1.08%	4.39%	4.39%	100%
2005	8.89	0.39	#	0.05	(0.63)	(0.26)	—		8.44	5.19	15,100	1.09	1.09	1.09	4.37	4.37	38
2004	9.22	0.44	#	0.27	(0.73)	(0.31)	—		8.89	8.05	24,043	0.98	0.98	0.96	4.76	4.78	66
2003	9.63	0.52	#	0.50	(0.76)	(0.67)	—		9.22	10.95	27,978	0.93	0.93	0.94	5.25	5.24	121
2002	9.83	0.62		0.29	(0.87)	(0.24)	—		9.63	9.93	24,812	0.91	0.91	1.03	6.18	6.06	45
2001(3)	10.00	0.32		(0.13)	(0.32)	(0.04)	—		9.83	1.91	8,553	1.06	1.05	28.96	6.14	(21.77)	22
GS8 Class
2006	$8.44	$0.32	#	$(0.03)*	$(0.58)	$(0.03)	$—		$8.12	3.79%	$5,547	1.50%	1.50%	1.51%	3.97%	3.96%	100%
2005	8.89	0.35	#	0.06	(0.60)	(0.26)	—		8.44	4.81	5,339	1.50	1.50	1.56	3.95	3.89	38
2004(4)	9.23	0.06	#	0.11	(0.20)	(0.31)	—		8.89	1.91	5,096	1.50	1.50	1.61	4.31	4.20	66

Global Bond Fund
GS4 Class
2006(5)	$10.12	$—	†	$— †	$— †	$—	$—	†	$10.12	0.04%	$104,635	1.04%	1.04%	1.42%	4.32%	3.94%	0%

See Notes to Financial Statements.	137

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding Throughout the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Equity Index Fund
GS2 Class
2006	$9.96	$0.18	#	$1.33	$(0.28)	$(0.11)	$—		$11.08	15.37%	$74,634	0.23%	0.23%	0.23%	1.74%	1.74%	5%
2005	9.78	0.16	#	0.30	(0.24)	(0.04)	—		9.96	4.80	62,214	0.23	0.23	0.24	1.63	1.62	6
2004	9.08	0.16	#	0.81	(0.27)	—	—	†	9.78	10.77	36,148	0.25	0.25	0.23	1.75	1.77	2
2003	7.22	0.12	#	1.91	(0.17)	—	—		9.08	28.19	33,009	0.25	0.25	0.28	1.46	1.43	2
2002	9.58	0.14		(2.29)	(0.18)	(0.03)	—		7.22	(22.57)	4,737	0.25	0.25	0.60	1.40	1.05	3
2001(3)	10.00	0.03		(0.34)	(0.06)	(0.05)	—		9.58	(3.14)	28	0.25	0.25	86.25	1.19	(84.81)	3
GS4 Class
2006	$16.97	$0.28	#	$2.28	$(0.25)	$(0.11)	$—		$19.17	15.19%	$466,429	0.40%	0.40%	0.43%	1.57%	1.54%	5%
2005	16.47	0.24	#	0.51	(0.21)	(0.04)	—		16.97	4.61	402,865	0.40	0.40	0.43	1.46	1.43	6
2004	15.12	0.25	#	1.35	(0.25)	—	—		16.47	10.60	417,962	0.40	0.40	0.41	1.60	1.59	2
2003	11.93	0.18	#	3.16	(0.15)	—	—		15.12	28.03	382,067	0.40	0.40	0.44	1.33	1.29	2
2002	15.64	0.17		(3.69)	(0.16)	(0.03)	—		11.93	(22.59)	295,261	0.40	0.40	0.51	1.21	1.10	3
2001 (3)	16.15	0.05		(0.46)	(0.05)	(0.05)	—		15.64	(2.55)	401,471	0.40	0.40	0.53	0.98	0.85	3
GS6 Class
2006	$10.02	$0.14	#	$1.34	$(0.24)	$(0.11)	$—		$11.15	14.97%	$14,233	0.60%	0.60%	0.78%	1.37%	1.19%	5%
2005	9.83	0.13	#	0.31	(0.21)	(0.04)	—		10.02	4.54	12,019	0.56	0.56	0.82	1.30	1.04	6
2004	9.14	0.13	#	0.81	(0.25)	—	—		9.83	10.37	11,502	0.45	0.45	0.72	1.41	1.14	2
2003	7.26	0.10	#	1.93	(0.15)	—	—		9.14	28.09	17,395	0.45	0.45	0.73	1.28	1.00	2
2002	9.63	0.13		(2.31)	(0.16)	(0.03)	—		7.26	(22.71)	12,890	0.45	0.45	0.81	1.21	0.85	3
2001(3)	10.00	0.02		(0.28)	(0.06)	(0.05)	—		9.63	(2.65)	367	0.45	0.45	28.52	0.95	(27.12)	3
GS8 Class
2006	$10.02	$0.11	#	$1.34	$(0.21)	$(0.11)	$—		$11.15	14.63%	$6,250	0.90%	0.90%	1.14%	1.07%	0.83%	5%
2005	9.84	0.09	#	0.31	(0.18)	(0.04)	—		10.02	4.09	5,421	0.90	0.90	1.19	0.96	0.67	6
2004(4)	9.55	0.04	#	0.35	(0.10)	—	—		9.84	4.11	5,205	0.90	0.90	1.27	3.18	2.81	2

Real Estate Securities Fund
GS4 Class
2006(5)	$12.50	$—	†	$0.05	$—	$—	$—		$12.55	0.40%	$107,035	1.33%	1.33%	1.88%	(1.16)%	(1.71)%	0%

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Annualized.
(2)	Not annualized.
(3)	Inception date was August 27, 2001.
(4)	Inception date was November 8, 2004.
(5)	Inception date was December 29, 2006.

138	See Notes to Financial Statements.

												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income/ Waivers and (Loss), Net	Investment Income/ (Loss), Excluding Portfolio Expense Reduction	Portfoloio Turnover Rate (2)
Value Equity Fund
GS2 Class
2006	$10.75	$0.18	#	$1.78	$(0.28)	$(1.81)	$—		$10.62	18.76%	$181,940	0.72%	0.71%	0.72%	1.70%	1.69%	76%
2005	11.44	0.20	#	0.65	(0.28)	(1.26)	—		10.75	7.40	156,279	0.73	0.72	0.73	1.72	1.71	54
2004	9.94	0.17	#	1.59	(0.26)	— †	—		11.44	17.83	75,123	0.75	0.74	0.74	1.64	1.64	56
2003	7.77	0.14	#	2.26	(0.23)	—	—		9.94	31.09	69,991	0.76	0.75	0.78	1.62	1.59	54
2002	9.64	0.16		(1.80)	(0.23)	—	—	†	7.77	(17.22)	5,265	0.76	0.72	1.06	1.77	1.43	70
2001(3)	10.00	0.06		(0.35)	(0.07)	—	—		9.64	(2.88)	77	0.76	0.76	81.37	1.60	(79.01)	21
GS4 Class
2006	$17.50	$0.28	#	$2.93	$(0.25)	$(1.81)	$—		$18.65	18.64%	$1,434,773	0.90%	0.89%	0.91%	1.52%	1.50%	76%
2005	17.74	0.28	#	0.99	(0.25)	(1.26)	—		17.50	7.13	1,279,940	0.90	0.89	0.93	1.53	1.49	54
2004	15.28	0.24	#	2.45	(0.23)	—	—		17.74	17.71	1,305,669	0.90	0.89	0.92	1.49	1.46	56
2003	11.85	0.21	#	3.43	(0.21)	—	—		15.28	30.84	1,152,116	0.90	0.88	0.94	1.59	1.53	54
2002	14.57	0.21		(2.73)	(0.20)	—	—	†	11.85	(17.37)	938,583	0.90	0.87	0.98	1.57	1.46	70
2001(3)	15.21	0.06		(0.64)	(0.06)	—	—		14.57	(3.79)	1,159,209	0.90	0.90	1.00	1.29	1.19	21
GS6 Class
2006	$10.69	$0.12	#	$1.78	$(0.23)	$(1.81)	$—		$10.55	18.21%	$17,798	1.24%	1.23%	1.24%	1.18%	1.17%	76%
2005	11.39	0.14	#	0.64	(0.22)	(1.26)	—		10.69	6.78	15,003	1.25	1.24	1.27	1.17	1.14	54
2004	9.90	0.12	#	1.59	(0.22)	—	—		11.39	17.35	17,968	1.15	1.14	1.22	1.20	1.12	56
2003	7.75	0.11	#	2.23	(0.19)	—	—		9.90	30.46	19,680	1.15	1.13	1.20	1.33	1.26	54
2002	9.61	0.15		(1.82)	(0.19)	—	—	†	7.75	(17.48)	13,987	1.15	1.11	1.29	1.38	1.20	70
2001(3)	10.00	0.03		(0.35)	(0.07)	—	—		9.61	(3.23)	168	1.15	1.15	65.50	1.12	(63.23)	21
GS8 Class
2006	$10.68	$0.08	#	$1.77	$(0.19)	$(1.81)	$—		$10.53	17.75%	$6,844	1.60%	1.59%	1.65%	0.82%	0.76%	76%
2005	11.39	0.10	#	0.63	(0.18)	(1.26)	—		10.68	6.39	5,603	1.60	1.59	1.71	0.83	0.71	54
2004(4)	10.89	0.03	#	0.54	(0.07)	—	—		11.39	5.28	5,262	1.60	1.59	1.79	1.71	1.51	56

Growth Equity Fund
GS2 Class
2006	$11.18	$—	†	$0.05	$—	$—	$—		$11.23	0.45%	$179,852	0.89%	0.88%	0.90%	0.00%	(0.02)%	48%
2005	10.29	(0.03)		0.92	—	—	—		11.18	8.65	172,118	0.87	0.86	0.89	(0.10)	(0.13)	49
2004	9.16	—	†	1.13	—	—	—		10.29	12.34	84,177	0.87	0.86	0.89	0.01	(0.02)	56
2003	7.07	(0.01)		2.10	—	—	—		9.16	29.56	79,547	0.81	0.79	0.85	(0.03)	(0.09)	77
2002	9.83	0.01		(2.77)	—	—	—		7.07	(28.08)	4,553	0.78	0.75	1.14	0.09	(0.30)	41
2001(3)	10.00	—	†	(0.17)	—	—	—		9.83	(1.70)	29	0.78	0.78	83.19	0.02	(82.39)	9
GS4 Class
2006	$17.71	$(0.02)		$0.08	$—	$—	$—		$17.77	0.34%	$1,343,147	1.01%	1.00%	1.09%	(0.12)%	(0.21)%	48%
2005	16.33	(0.04)		1.42	—	—	—		17.71	8.45	1,362,599	0.99	0.98	1.08	(0.22)	(0.32)	49
2004	14.55	(0.02)		1.80	—	—	—		16.33	12.23	1,405,754	0.99	0.98	1.08	(0.11)	(0.21)	56
2003	11.23	(0.01)		3.33	—	—	—		14.55	29.56	1,285,223	0.92	0.90	1.01	(0.07)	(0.18)	77
2002	15.63	(0.01)		(4.39)	—	—	—		11.23	(28.15)	1,049,709	0.90	0.88	1.02	(0.05)	(0.19)	41
2001(3)	15.93	(0.01)		(0.29)	—	—	—		15.63	(1.88)	1,354,301	0.90	0.90	1.05	(0.11)	(0.26)	9
GS6 Class
2006	$10.99	$(0.05)		$0.05	$—	$—	$—		$10.99	0.00%	$11,706	1.41%	1.40%	1.48%	(0.52)%	(0.60)%	48%
2005	10.17	(0.09)		0.91	—	—	—		10.99	8.06	11,406	1.34	1.33	1.47	(0.57)	(0.71)	49
2004	9.08	(0.07)		1.16	—	—	—		10.17	12.00	13,780	1.24	1.23	1.44	(0.42)	(0.63)	56
2003	7.03	(0.02)		2.07	—	—	—		9.08	29.16	18,099	1.17	1.15	1.33	(0.33)	(0.51)	77
2002	9.81	(0.02)		(2.76)	—	—	—		7.03	(28.34)	12,503	1.15	1.12	1.36	(0.28)	(0.52)	41
2001(3)	10.00	—	†	(0.19)	—	—	—		9.81	(1.90)	309	1.15	1.15	47.77	(0.32)	(46.94)	9
GS8 Class
2006	$10.95	$(0.08)		$0.04	$—	$—	$—		$10.91	(0.37)%	$5,776	1.71%	1.70%	1.84%	(0.82)%	(0.96)%	48%
2005	10.16	(0.09)		0.88	—	—	—		10.95	7.78	5,708	1.69	1.68	1.88	(0.92)	(1.12)	49
2004(4)	9.59	—	†	0.57	—	—	—		10.16	5.94	5,299	1.69	1.67	1.97	0.30	—	56

See Notes to Financial Statements.	139

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding Throughout the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Small Cap Equity Fund

GS2 Class
2006	$11.40	$(0.01	)#	$1.32	$—	$(1.38)	$—		$11.33	11.40%	$66,695	1.06%	1.05%	1.06%	(0.05)%	(0.06)%	86%
2005	12.51	(0.01	)#	0.84	—	(1.94)	—		11.40	6.48	62,009	1.10	1.09	1.07	(0.06)	(0.04)	97
2004	11.52	(0.01)		1.74	—	(0.74)	—		12.51	15.04	28,639	1.18	1.15	1.20	(0.10)	(0.15)	148
2003	7.88	(0.03)		3.67	—	—	—		11.52	46.19	25,415	1.18	1.12	1.27	(0.26)	(0.41)	131
2002	10.12	(0.01)		(2.23)	—	—	—		7.88	(22.13)	4,869	1.18	1.11	1.60	(0.12)	(0.61)	160
2001(3)	10.00	—	†	0.12	—	—	—		10.12	1.20	81	1.18	1.18	76.30	0.12	(75.00)	92

GS4 Class
2006	$15.61	$(0.03	)#	$1.80	$—	$(1.38)	$—		$16.00	11.27%	$486,358	1.21%	1.20%	1.25%	(0.20)%	(0.25)%	86%
2005	16.48	(0.03	)#	1.10	—	(1.94)	—		15.61	6.37	463,367	1.22	1.21	1.27	(0.19)	(0.26)	97
2004	14.99	(0.02)		2.25	—	(0.74)	—		16.48	14.89	432,763	1.25	1.22	1.37	(0.16)	(0.31)	148
2003	10.25	(0.04)		4.78	—	—	—		14.99	46.24	357,703	1.25	1.19	1.43	(0.34)	(0.58)	131
2002	13.18	(0.02)		(2.91)	—	—	—		10.25	(22.23)	232,992	1.25	1.19	1.51	(0.19)	(0.51)	160
2001(3)	13.07	(0.01)		0.12	—	—	—		13.18	0.84	321,743	1.25	1.25	1.52	(0.13)	(0.40)	92

GS6 Class
2006	$11.16	$(0.07	)#	$1.29	$—	$(1.38)	$—		$11.00	10.84%	$17,483	1.58%	1.57%	1.57%	(0.57)%	(0.57)%	86%
2005	12.34	(0.06	)#	0.82	—	(1.94)	—		11.16	6.00	15,577	1.57	1.56	1.59	(0.53)	(0.56)	97
2004	11.41	(0.08)		1.75	—	(0.74)	—		12.34	14.66	17,875	1.50	1.47	1.69	(0.43)	(0.65)	148
2003	7.83	(0.04)		3.62	—	—	—		11.41	45.72	22,520	1.50	1.44	1.70	(0.59)	(0.85)	131
2002	10.09	(0.04)		(2.22)	—	—	—		7.83	(22.40)	12,878	1.50	1.43	1.82	(0.44)	(0.83)	160
2001(3)	10.00	—	†	0.09	—	—	—		10.09	0.90	115	1.50	1.50	123.38	(0.28)	(122.16)	92

GS8 Class
2006	$11.11	$(0.10	)#	$1.27	$—	$(1.38)	$—		$10.90	10.44%	$6,390	1.91%	1.90%	1.99%	(0.90)%	(0.99)%	86%
2005	12.34	(0.11	)#	0.82	—	(1.94)	—		11.11	5.61	5,694	1.92	1.91	2.07	(0.88)	(1.04)	97
2004(4)	12.14	(0.01)		0.95	—	(0.74)	—		12.34	7.77	5,386	1.95	1.91	2.19	(0.68)	(0.96)	148

International Equity Fund

GS2 Class
2006	$14.71	$0.25		$3.23	$(0.35)	$(2.04)	$—		$15.80	23.78%	$199,989	0.97%	0.96%	1.10%	1.60%	1.46%	26%
2005	12.93	0.29		1.99	(0.30)	(0.20)	—		14.71	17.66	176,819	0.97	0.95	1.12	1.59	1.43	30
2004	11.06	0.16		1.93	(0.22)	—	—		12.93	18.93	87,300	0.97	0.95	1.13	1.32	1.14	33
2003	8.26	0.08	#	2.90	(0.18)	—	—		11.06	36.06	50,390	0.97	0.95	1.14	0.86	0.67	33
2002	9.50	0.11		(1.22)	(0.13)	—	—	†	8.26	(11.72)	5,416	0.96	0.93	1.43	1.29	0.79	30
2001(3)	10.00	—	†	(0.47)	(0.03)	—	—		9.50	(4.69)	27	0.96	0.96	88.97	0.11	(87.90)	20

GS4 Class
2006	$17.37	$0.26		$3.82	$(0.32)	$(2.04)	$—		$19.09	23.58%	$1,254,839	1.15%	1.14%	1.29%	1.43%	1.28%	26%
2005	15.20	0.23		2.41	(0.27)	(0.20)	—		17.37	17.39	1,120,234	1.15	1.13	1.31	1.42	1.24	30
2004	12.96	0.17		2.26	(0.19)	—	—		15.20	18.80	1,072,556	1.15	1.13	1.31	1.22	1.04	33
2003	9.66	0.15	#	3.31	(0.16)	—	—		12.96	35.81	920,664	1.15	1.13	1.31	1.39	1.21	33
2002	11.09	0.11		(1.43)	(0.11)	—	—	†	9.66	(11.94)	698,704	1.15	1.12	1.35	1.00	0.77	30
2001(3)	11.66	0.01		(0.55)	(0.03)	—	—		11.09	(4.61)	795,363	1.15	1.15	1.37	0.28	0.06	20

GS6 Class
2006	$14.56	$0.18		$3.17	$(0.28)	$(2.04)	$—		$15.59	23.14%	$23,877	1.47%	1.46%	1.60%	1.10%	0.96%	26%
2005	12.80	0.13		2.06	(0.23)	(0.20)	—		14.56	17.15	19,123	1.45	1.43	1.64	1.11	0.91	30
2004	10.95	0.12		1.90	(0.17)	—	—		12.80	18.52	19,551	1.35	1.33	1.58	1.06	0.81	33
2003	8.19	0.10	#	2.80	(0.14)	—	—		10.95	35.47	20,434	1.36	1.34	1.50	1.14	0.98	33
2002	9.43	0.06		(1.21)	(0.09)	—	—	†	8.19	(12.18)	14,078	1.37	1.34	1.64	0.88	0.58	30
2001(3)	10.00	(0.01	)#	(0.53)	(0.03)	—	—		9.43	(5.40)	51	1.45	1.45	256.83	(0.32)	(255.70)	20

GS8 Class
2006	$14.54	$0.14		$3.16	$(0.24)	$(2.04)	$—		$15.56	22.78%	$7,811	1.80%	1.79%	2.00%	0.76%	0.55%	26%
2005	12.80	0.11		2.02	(0.19)	(0.20)	—		14.54	16.67	6,243	1.80	1.78	2.11	0.76	0.43	30
2004(4)	12.05	—	†	0.84	(0.09)	—	—		12.80	6.93	5,346	1.80	1.78	2.16	(0.37)	(0.75)	33

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Annualized.
(2)	Not annualized.
(3)	Inception date was August 27, 2001.
(4)	Inception date was November 8, 2004.

140	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established nineteen series (each a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Bond and Real Estate Securities Funds commenced operations as a registered investment company on December 29, 2006. Prior to December 29, 2006 they operated as unregistered entities.

The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I are each referred to as a “Blended Fund” and together are referred to as the “Blended Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund are together referred to as the “Equity Funds.” The Money Market Fund is referred to as the “Money Market Fund.”

There are four classes of shares issued by the Funds — the GS2 Class, the GS4 Class, the GS6 Class and the GS8 Class. All classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed income obligations, stocks and other investments. The Blended Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Blended Funds are commonly referred to as “Fund of Funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale, or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price. Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and asked prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price. Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and asked prices; those maturing in 60 days or less are valued at amortized cost. Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded. Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market. Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Certain fixed income securities are valued by the sub-adviser using various methodologies. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Valuation Committee meeting may be called. The Trust uses FT-Interactive Data (“FT”) as a third party fair valuation vendor. FT provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

The Money Market Fund uses the amortized cost method, which approximates market value, to determine the value of its portfolio securities.

The Blended Funds value their investments in the underlying Select Funds daily at the closing net asset value of each respective Select Fund.

b. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

c. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, the intended purchase of securities or to gain market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and this party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. The Funds bear the market risk arising from any change in index values or interest rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Options and Futures — The International Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

TBAs — The Bond Funds may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities” above.

Dollar Rolls — During the year ended December 31, 2006, GuideStone Funds entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

Swap Agreements — Each Select Fund may enter into swap agreements. The Equity Funds may enter into equity swap contracts, the Bond Funds may enter into interest rate and credit default swaps, the International Equity and Bond Funds may enter into currency swaps and each Select Fund may enter into total return swaps.

Swap agreements are the exchange of one security or asset for another. A swap may be entered into in order to, among other things, change the maturity of a fund’s portfolio, to protect a fund’s value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities may be set aside as collateral by the Fund’s custodian.

d. Foreign Currency Translations

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

e. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Equity Index Fund, Real Estate Securities Fund, Growth Equity Fund and Value Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund and the Blended Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are identified on an identified cost basis.

g. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds of the Trust are generally allocated to each Fund in proportion to their relative net assets. Each class of shares bears its pro-rata portion of expenses attributable to its class, except that each class separately bears expenses related specifically to that class, such as printing, transfer agent, service and distribution fees.

h. REITS

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (REITs) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amount.

i. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Low-Duration and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

At December 31, 2006, the value of securities sold short in the Medium-Duration Bond Fund amounted to $52,905,567.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Investment Advisor”) acts as the Investment Advisor to the Funds. As Investment Advisor it supervises the investments of the Funds and for such services is paid a fee.

GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds and for such services each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory and sub-advisory fees accrued during the period ended December 31, 2006, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
Flexible Income	0.10%	—
Growth & Income	0.10%	—
Capital Opportunities	0.10%	—
Global Equity	0.10%	—
Flexible Income I	0.10%	—
Growth & Income I	0.10%	—
Capital Opportunities I	0.10%	—
Global Equity I	0.10%	—
Money Market	0.14%	0.07%
Low-Duration Bond	0.20%	0.20%
Medium-Duration Bond	0.23%	0.20%
Extended-Duration Bond	0.27%	0.22%
Global Bond	0.21%	0.20%
Equity Index	0.14%	0.02%
Real Estate Securities	0.30%	0.67%
Value Equity	0.43%	0.24%
Growth Equity	0.48%	0.37%
Small Cap Equity	0.30%	0.68%
International Equity	0.47%	0.49%

For the period ended December 31, 2006, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Flexible Income	$313,133	$(159,859)	$153,274
Growth & Income	1,341,512	(77,128)	1,264,384
Capital Opportunities	1,091,554	(80,467)	1,011,087
Global Equity	1,003,899	(92,374)	911,525
Flexible Income I	55,511	(74,843)	(19,332)
Growth & Income I	247,098	(16,300)	230,798
Capital Opportunities I	170,916	(44,435)	126,481
Global Equity I	132,740	(48,541)	84,199
Money Market	1,266,736	(12,676)	1,254,060
Low-Duration Bond	1,865,818	(523,156)	1,342,662
Medium-Duration Bond	2,626,056	(839,380)	1,786,676
Extended-Duration Bond	1,257,880	(135,208)	1,122,672
Global Bond	1,805	(3,712)	(1,907)
Equity Index	718,754	(169,692)	549,062
Real Estate Securities	2,634	(4,947)	(2,313)
Value Equity	6,537,246	(250,052)	6,287,194
Growth Equity	7,237,768	(1,208,620)	6,029,148
Small Cap Equity	1,710,801	(274,430)	1,436,371
International Equity	6,589,788	(2,092,511)	4,497,277

b. Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted Shareholder Service Plans for the GS4, GS6 and GS8 Class of each Select Fund and the GS6 and GS8 Class of each Blended Fund (“Service Plans”) and a separate Plan of Distribution for the GS6 and GS8 Class of each Select Fund and Blended Fund pursuant to Rule 12b-1 under the 1940 Act (“ 12b-1 Plan”).

Under the Service Plans, the GS4, GS6 and GS8 Class of each Select Fund and the GS6 and GS8 Class of each applicable Blended Fund are authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4, GS6 and GS8 Class of each Select Fund are authorized to pay service fees of 0.19%, 0.30% and 0.40% of average daily net assets, respectively. The GS6 and GS8 Class of each applicable Blended Fund are authorized to pay service fees of 0.11% and 0.21% of average daily net assets, respectively.

Under the 12b-1 Plan, the assets of each Select Fund and Blended Fund may be used to compensate GuideStone Financial Resources, the Distributor or others for certain expenses relating to the distribution of shares of the Funds to investors. Under the 12b-1 Plan, the maximum amount payable as a percentage of average daily net assets on an annual basis is 0.10% by the GS6 Class of each Select Fund and applicable Blended Fund and 0.30% by the GS8 Class of each Select Fund and applicable Blended Fund.

c. Expense Limitation

GSCM has agreed, through April 30, 2007, to waive fees and reimburse expenses of the GS2 Class, GS4 Class, GS6 Class and the GS8 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class	GS6 Class	GS8 Class
Flexible Income	NA	0.13%	0.50%	0.80%
Growth & Income	NA	0.13%	0.60%	0.90%
Capital Opportunities	NA	0.13%	0.70%	1.00%
Global Equity	NA	0.13%	0.57%	0.87%
Flexible Income I	0.17%	NA	NA	NA
Growth & Income I	0.17%	NA	NA	NA
Capital Opportunities I	0.17%	NA	NA	NA
Global Equity I	0.17%	NA	NA	NA
Money Market	0.27%	0.46%	0.87%	1.17%
Low-Duration Bond	0.45%	0.61%	1.00%	1.30%
Medium-Duration Bond	0.50%	0.62%	1.05%	1.35%
Extended-Duration Bond	0.65%	0.73%	1.20%	1.50%
Global Bond	NA	1.04%	NA	NA
Equity Index	0.25%	0.40%	0.60%	0.90%
Real Estate Securities	NA	1.33%	NA	NA
Value Equity	0.76%	0.90%	1.30%	1.60%
Growth Equity	0.90%	1.02%	1.42%	1.72%
Small Cap Equity	1.14%	1.21%	1.61%	1.91%
International Equity	0.97%	1.15%	1.50%	1.80%

During the period January 1, 2006 through May 16, 2006, the expense caps for the Growth Equity Fund GS2 Class, GS4 Class, GS6 Class and GS8 Class were 0.87%, 0.99%, 1.39% and 1.69%, respectively.

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2006, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class	GS4 Class	GS6 Class	GS8 Class
Flexible Income	NA	$385,009	$28,962	$19,711
Growth & Income	NA	147,726	13,813	4,958
Capital Opportunities	NA	185,556	6,516	—
Global Equity	NA	215,605	12,349	3,968
Flexible Income I	$207,560	NA	NA	NA
Growth & Income I	92,647	NA	NA	NA
Capital Opportunities I	157,661	NA	NA	NA
Global Equity I	167,056	NA	NA	NA
Money Market	—	—	69,588	7,140
Low-Duration Bond	70,979	1,271,466	27,873	18,153
Medium-Duration Bond	11,522	1,953,068	16,281	14,276
Extended-Duration Bond	—	277,102	—	4,235
Global Bond	NA	3,296	NA	NA
Equity Index	—	228,128	98,243	31,305
Real Estate Securities	NA	4,866	NA	NA
Value Equity	—	559,809	14,291	9,235
Growth Equity	42,311	3,119,194	56,634	18,804
Small Cap Equity	—	814,859	40,092	14,140
International Equity	560,324	4,744,274	108,552	33,258

During the year ended December 31, 2006, GSCM recaptured the following amounts:

	GS6 Class	GS8 Class
Growth & Income	$344	—
Capital Opportunities	—	$398
Value Equity	389	—
Small Cap Equity	1,240	—

d. Brokerage Service and Other Arrangements

The Investment Advisor directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Equity Funds. The amount of expenses paid through Brokerage Service Arrangements for the year ended December 31, 2006, were as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$100,675
Growth Equity	88,469
Small Cap Equity	67,819
International Equity	155,667

In addition, the Funds have entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Fund’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the year ended December 31, 2006, expenses reduced were as follows:

Fund	Reduction to Expenses
Flexible Income	$2,153
Growth & Income	2,114
Capital Opportunities	2,750
Global Equity	3,574
Flexible Income I	2,233
Growth & Income I	1,595
Capital Opportunities I	2,081
Global Equity I	2,220
Money Market	12,291
Low-Duration Bond	659,367
Medium-Duration Bond	428,505
Extended-Duration Bond	7,632
Equity Index	2,534
Value Equity	19,573
Growth Equity	10,279
Small Cap Equity	6,254
International Equity	14,790

e. Administrator, Transfer Agent and Distributor

Certain employees of PFPC Inc. (“PFPC”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), are officers of the Funds. PFPC serves as Administrator and Transfer agent of the Funds.

For its services as Administrator, PFPC is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between .008% and .0375% of average daily net assets. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2006, PFPC received $5,564,623 in aggregate fees and expenses for services rendered under the various agreements described above.

PFPC Distributors, Inc. (“PDI”), also an indirect, wholly owned subsidiary of PNC, serves as the Distributor for the Funds. The Funds do not pay any fees to PDI in its capacity as Distributor.

4. SECURITIES LENDING

Through an agreement with Northern Trust (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash, letters of credit or U.S. Government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned Securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust. At December 31, 2006, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Collateral
Low-Duration Bond	$45,386,451	$46,899,932
Medium-Duration Bond	251,271,309	258,993,690
Extended-Duration Bond	269,896,989	278,446,396
Equity Index	33,463,028	34,402,994
Value Equity	119,113,966	122,875,591
Growth Equity	115,242,962	118,791,161
Small Cap Equity	268,174,101	277,398,014
International Equity	212,023,705	222,122,117

5. 10% SHAREHOLDERS

The Blended Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments made by each Blended Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At December 31, 2006, the Blended Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying funds as detailed below:

GS2 Class	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Low-Duration Bond	39.21%	35.15%	12.75%	—
Medium-Duration Bond	—	56.01	19.87	—
Extended-Duration Bond	—	42.59	15.24	—
Equity Index	1.34	11.61	12.43	12.62%
Value Equity	2.37	21.45	23.02	23.70
Growth Equity	2.46	21.23	22.74	23.01
Small Cap Equity	1.67	14.73	15.56	15.71
International Equity	1.77	17.38	17.90	17.44

GS4 Class	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund
Low-Duration Bond	34.11%	29.02%	11.93%	—
Medium-Duration Bond	—	31.04	12.50	—
Extended-Duration Bond	—	29.63	12.03	—
Equity Index	1.23	10.09	12.27	15.00%
Value Equity	1.72	14.78	17.99	22.31
Growth Equity	1.89	15.46	18.76	23.02
Small Cap Equity	1.31	10.97	13.14	16.10
International Equity	1.62	15.05	17.58	20.77

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and proceeds from sales and maturities (other than short-term and U.S. Government obligations) for each Fund were as follows:

	Purchases	Sale and Maturity Proceeds
Flexible Income	$17,850,000	$7,000,000
Growth & Income	73,550,000	54,550,000
Capital Opportunities	56,150,000	76,050,000
Global Equity	42,600,000	72,200,000
Flexible Income I	3,334,000	3,865,000
Growth & Income I	21,938,000	20,442,000
Capital Opportunities I	21,057,000	11,744,000
Global Equity I	10,967,000	11,016,000
Low-Duration Bond	605,582,723	584,945,561
Medium-Duration Bond	511,638,819	406,134,329
Extended-Duration Bond	33,010,051	85,652,917
Equity Index	32,163,775	25,407,612
Value Equity	1,091,289,123	1,158,851,214
Growth Equity	685,269,910	718,510,059
Small Cap Equity	470,032,101	500,584,427
International Equity	349,094,193	476,641,737

For the period ended December 31, 2006, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government obligations for each Fund were as follows:

	Purchases	Sale and Maturity Proceeds
Flexible Income	$20,266,329	$19,920,306
Growth & Income	43,346,120	44,191,364
Capital Opportunities	14,517,807	14,473,384
Flexible Income I	5,351,577	5,300,045
Growth & Income I	10,744,700	10,437,669
Capital Opportunities I	3,904,950	3,870,550
Low-Duration Bond	856,247,612	829,935,209
Medium-Duration Bond	5,268,091,998	5,214,342,125
Extended-Duration Bond	327,112,575	196,973,447
Global Bond	—	92,549

Futures Contracts

Investments in securities as of December 31, 2006 included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

	Value of Collateral	Open Purchase (Sale) Contracts	Notional Value on Futures	Net Unrealized Gain (Loss) on Futures
Flexible Income Fund
March 2007 S&P 500®	$69,512	3	$1,071,300	$(2,989)

Growth & Income Fund
March 2007 S&P 500®	595,817	33	11,784,300	$50,281

Capital Opportunities Fund
March 2007 S&P 500®	724,911	41	14,641,100	$59,880

Global Equity Fund
March 2007 S&P 500®	695,120	32	11,427,200	$20,635

Flexible Income Fund I
March 2007 S&P 500® E-Mini	19,860	3	214,260	$(264)

Growth & Income Fund I
March 2007 S&P 500® E-Mini	129,094	33	2,356,860	$521

Capital Opportunities Fund I
March 2007 S&P 500® E-Mini	178,745	34	2,428,280	$(1,567)

Global Equity Fund I
March 2007 S&P 500® E-Mini	139,024	31	2,214,020	$(2,752)

Low-Duration Bond Fund
June 2007 90-Day Euro	50,553	29	6,870,825	$(11,063)
June 2008 90-Day Euro	113,135	168	39,956,700	(95,700)
September 2007 90-Day Euro	488,433	565	134,067,437	(120,188)
December 2007 90-Day Euro	292,277	(45)	95,762,875	(15,943)
December 2008 90-Day Euro	220,232	327	77,781,038	44,963
June 2007 3-Month Euro EURIBOR	173,933	194	61,429,279	(108,630)
March 2007 5-Year U.S. Treasury Note	93,305	(303)	31,833,937	178,448
June 2007 90-Day Sterling	39,947	61	14,108,484	(34,093)
September 2007 90-Day Sterling	94,967	145	33,540,109	(83,312)
March 2007 Euro Bund	867	2	306,330	(7,339)
March 2007 2-Year U.S. Treasury Note	576,881	262	186,892,625	(29,486)
March 2007 10-Year U.S. Treasury Note	236,135	(356)	38,258,875	474,723
March 2007 U.S. Long Treasury Bond	12,936	(41)	4,568,938	82,320

				$274,700

Medium-Duration Bond Fund
March 2008 90-Day Euro	129,532	190	45,177,250	$(42,800)
June 2007 90-Day Euro	25,814	38	9,003,150	(20,900)
June 2008 90-Day Euro	214,807	315	74,918,813	(169,300)
September 2007 90-Day Euro	615,006	806	191,253,725	(99,908)
December 2007 90-Day Euro	127,407	187	44,435,875	(88,112)
December 2008 90-Day Euro	79,794	117	27,829,912	16,087
June 2007 3-Month Euro EURIBOR	223,340	246	77,894,858	(137,747)
March 2007 5-Year U.S. Treasury Note	82,399	(224)	23,744,125	166,428
June 2007 90-Day Sterling	43,104	65	15,033,631	(36,321)
September 2007 90-Day Sterling	100,809	152	35,159,287	(87,350)
March 2007 Euro Bund	104,882	47	7,198,746	(46,472)
March 2007 10-Year U.S. Treasury Note	192,094	(304)	43,632,312	369,729

	Value of Collateral	Open Purchase (Sale) Contracts	Notional Value on Futures	Net Unrealized Gain (Loss) on Futures
March 2007 U.S. Long Treasury Bond	$5,960	(2)	$1,114,375	$6,877

				$(169,789)

Equity Index Fund
March 2007 S&P 500®	665,329	33	11,784,300	$22,831

Real Estate Securities Fund
March 2007 Russell 2000® IMM-Mini	218,526	66	5,246,340	$11,071

Value Equity Fund
March 2007 S&P 500®	3,872,811	158	56,421,800	$207,025
March 2007 S&P 500® E-Mini	109,234	34	2,428,280	4,151

				$211,176

Growth Equity Fund
March 2007 S&P 500®	4,170,720	134	47,851,400	$180,976

Small Cap Equity Fund
March 2007 Russell 2000® IMM-Mini	1,549,125	248	19,713,520	$(166,413)

Forward Foreign Currency Contracts

As of December 31, 2006, the following Funds have forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
1/10/2007	New Zealand Dollars	1,615,306	US Dollars	1,061,303	$(75,894)
1/10/2007	US Dollars	345,633	New Zealand Dollars	501,827	7,660
1/11/2007	Euros	1,840,000	Norwegian Kroner	14,999,073	(23,436)
1/11/2007	US Dollars	3,706,875	Singapore Dollars	5,845,000	106,621
1/11/2007	Euros	1,820,000	Swedish Kronor	16,457,095	1,964
1/11/2007	British Pounds	561,000	US Dollars	1,093,389	(5,146)
1/23/2007	Euros	37,016,000	US Dollars	48,589,419	(336,334)
1/23/2007	US Dollars	23,985,728	Euros	18,220,000	96,485
2/15/2007	US Dollars	11,228,639	Japanese Yen	1,310,472,000	(146,432)
2/15/2007	Japanese Yen	106,000,000	US Dollars	922,708	26,303
3/16/2007	US Dollars	1,700,000	Chinese Yuan	13,128,000	550
8/16/2007	US Dollars	5,851,000	Chinese Yuan	45,169,720	131,479

					$(216,180)

Medium-Duration Bond Fund
1/11/2007	British Pounds	2,122,000	US Dollars	4,135,778	$(19,463)
1/12/2007	Mexican Pesos	38,801,757	US Dollars	3,492,665	(97,984)
1/12/2007	US Dollars	3,561,363	Mexican Pesos	38,801,757	29,286
1/23/2007	Euros	43,297,000	US Dollars	56,829,765	(397,872)
1/30/2007	Euros	842,371	US Dollars	1,107,990	(5,791)
2/7/2007	Canadian Dollars	2,362,022	US Dollars	2,096,630	68,755
2/7/2007	US Dollars	1,497,673	Canadian Dollars	1,694,245	(43,106)
2/7/2007	US Dollars	4,668,979	Euros	3,630,000	134,614
2/7/2007	Euros	1,448,485	US Dollars	1,825,787	(98,267)

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
2/15/2007	Japanese Yen	68,000,000	US Dollars	591,926	$16,874
2/15/2007	US Dollars	9,240,104	Japanese Yen	1,078,394,000	(120,500)
3/16/2007	US Dollars	1,800,000	Chinese Yuan	13,900,000	552
8/16/2007	US Dollars	6,143,000	Chinese Yuan	47,423,960	138,040
9/19/2007	US Dollars	2,828,000	Russian Rubles	74,079,460	(9,041)

					$(403,903)

Global Bond Fund
2/7/2007	Danish Kroner	4,600,000	US Dollars	787,487	$(28,319)
2/7/2007	US Dollars	797,669	Danish Kroner	4,600,000	18,136
2/7/2007	Japanese Yen	91,669,600	US Dollars	800,000	25,538
2/7/2007	US Dollars	783,233	Japanese Yen	91,669,600	(8,771)
2/7/2007	Euros	3,510,000	US Dollars	4,663,824	21,354
2/7/2007	US Dollars	4,623,385	Euros	3,510,000	19,085
2/7/2007	US Dollars	773,888	Australian Dollars	995,201	10,804
2/7/2007	Australian Dollars	1,245,201	US Dollars	956,833	(24,977)
2/7/2007	British Pounds	1,900,000	US Dollars	3,648,036	(73,039)
2/7/2007	Turkish Lira	1,219,640	US Dollars	836,000	(12,582)
2/7/2007	US Dollars	3,084,000	Turkish Lira	4,609,560	123,168
2/7/2007	South African Rand	8,179,865	US Dollars	1,136,127	(24,901)

					$45,496

International Equity Fund
1/11/2007	Euros	717,018	Japanese Yen	105,874,816	$(55,855)
1/25/2007	Euros	862,425	Australian Dollars	1,439,042	(4,983)
1/31/2007	British Pounds	9,220,500	US Dollars	17,524,070	(533,671)

					$(594,509)

Options Written

Transactions in options written during the year ended December 31, 2006 were as follows:

Low-Duration Bond Fund	Number of Contracts	Premiums Received
Options written, 12/31/05	1,074	$379,043

Options written	8,901	860,849
Options expired	(5,116)	(311,710)
Options closed	(207)	(110,939)

Options written, 12/31/06	4,652	$817,243

Medium-Duration Bond Fund	Number of Contracts	Premiums Received
Options written, 12/31/05	5,636	$1,021,660

Options written	15,713	1,186,741
Options expired	(10,826)	(1,075,530)
Options closed	(1,230)	(88,405)

Options written, 12/31/06	9,293	$1,044,466

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2006			Year Ended December 31, 2005
	GS4	GS6	GS8	GS4	GS6	GS8
Flexible Income Fund
Shares sold	3,656,910	1,952	20,520	3,824,308	—	8,453
Shares reinvested	965,157	79,237	33,701	1,073,334	89,168	37,286
Shares redeemed	(2,794,715)	(4)	(2,547)	(3,795,558)	—	—

Net increase	1,827,352	81,185	51,674	1,102,084	89,168	45,739

Growth & Income Fund
Shares sold	6,656,150	108,276	242,284	7,705,632	—	37,621
Shares reinvested	5,184,934	136,009	70,158	5,682,960	133,984	54,000
Shares redeemed	(5,727,250)	(5,934)	(30,147)	(13,663,368)	—	(9)

Net increase (decrease)	6,113,834	238,351	282,295	(274,776)	133,984	91,612

Capital Opportunities Fund
Shares sold	3,141,769	92,585	177,712	3,308,317	—	46,234
Shares reinvested	4,554,611	80,040	68,198	3,318,258	46,828	36,627
Shares redeemed	(4,562,176)	(13)	(63,800)	(8,321,585)	—	(3)

Net increase (decrease)	3,134,204	172,612	182,110	(1,695,010)	46,828	82,858

Global Equity Fund
Shares sold	4,436,590	51,247	55,947	3,985,734	—	12,413
Shares reinvested	3,930,458	123,874	51,063	2,666,766	74,409	29,063
Shares redeemed	(6,254,366)	(5,418)	(17,766)	(9,133,897)	—	—

Net increase (decrease)	2,112,682	169,703	89,244	(2,481,397)	74,409	41,476

	GS2			GS2
Flexible Income Fund I
Shares sold	614,244			2,547,905
Shares reinvested	385,613			258,626
Shares redeemed	(648,186)			(515,007)

Net increase	351,671			2,291,524

Growth & Income Fund I
Shares sold	1,573,469			10,263,212
Shares reinvested	1,820,120			1,112,570
Shares redeemed	(1,411,973)			(1,110,745)

Net increase	1,981,616			10,265,037

Capital Opportunities Fund I
Shares sold	1,427,771			7,039,835
Shares reinvested	1,106,323			526,433
Shares redeemed	(722,160)			(704,572)

Net increase	1,811,934			6,861,696

Global Equity Fund I
Shares sold	749,622			6,666,685
Shares reinvested	811,924			287,774
Shares redeemed	(772,028)			(523,621)

Net increase	789,518			6,430,838

	Year Ended December 31, 2006				Year Ended December 31, 2005
	GS2	GS4	GS6	GS8	GS2	GS4	GS6	GS8
Money Market Fund
Shares sold	79,181,546	2,625,551,003	3	183,052	97,579,053	2,495,446,536	43,983	54,568
Shares reinvested	4,122,997	20,032,228	196,806	206,490	2,495,133	11,467,878	111,760	107,373
Shares redeemed	(75,848,387)	(2,481,322,504)	—	(77,413)	(68,344,589)	(2,578,673,372)	(44,371)	(23,730)

Net increase (decrease)	7,456,156	164,260,727	196,809	312,129	31,729,597	(71,758,958)	111,372	138,211

Low-Duration Bond Fund
Shares sold	1,297,497	7,540,226	1,126,024	1,110,208	5,248,419	8,353,061	51,030	135
Shares reinvested	677,209	2,479,092	59,684	27,560	480,713	1,805,474	50,668	19,301
Shares redeemed	(1,607,636)	(17,130,252)	(1,858,956)	(1,130,399)	(585,221)	(9,214,663)	(569,745)	(6)

Net increase (decrease)	367,070	(7,110,934)	(673,248)	7,369	5,143,911	943,872	(468,047)	19,430

Medium-Duration Bond Fund
Shares sold	1,671,942	12,489,105	1,025	5,732	5,497,788	14,239,642	62,271	73
Shares reinvested	801,315	3,170,861	93,047	34,362	682,179	2,861,364	89,901	31,950
Shares redeemed	(770,305)	(6,269,958)	(598)	(989)	(444,179)	(6,447,573)	(459,868)	—

Net increase (decrease)	1,702,952	9,390,008	93,474	39,105	5,735,788	10,653,433	(307,696)	32,023

Extended-Duration Bond Fund
Shares sold	928,267	8,351,957	—	2,034	3,301,097	5,503,394	102,426	68
Shares reinvested	580,534	1,230,516	146,627	49,077	672,556	1,637,275	187,340	59,570
Shares redeemed	(934,248)	(4,562,953)	—	(956)	(810,810)	(7,325,967)	(1,204,900)	—

Net increase (decrease)	574,553	5,019,520	146,627	50,155	3,162,843	(185,298)	(915,134)	59,638

Global Bond Fund(1)
Shares sold		1
Shares reinvested		4,189
Shares redeemed		—

Net increase		4,190

Equity Index Fund
Shares sold	760,927	2,502,116	46,073	4,865	2,936,130	2,592,192	—	120
Shares reinvested	237,789	469,656	40,598	16,350	171,170	357,906	29,955	11,720
Shares redeemed	(508,852)	(2,375,932)	(9,295)	(1,563)	(558,730)	(4,595,480)	—	—

Net increase (decrease)	489,864	595,840	77,376	19,652	2,548,570	(1,645,382)	29,955	11,840

	Year Ended December 31, 2006				Year Ended December 31, 2005
	GS2	GS4	GS6	GS8	GS2	GS4	GS6	GS8
Real Estate Securities Fund(1)
Shares sold		14,017
Shares reinvested		—
Shares redeemed		(2,008)

Net increase		12,009

Value Equity Fund
Shares sold	1,004,773	2,999,625	6,797	24,170	7,236,109	3,861,126	58,317	273
Shares reinvested	2,869,649	7,841,423	278,467	103,981	1,782,966	5,787,541	169,839	62,261
Shares redeemed	(1,286,505)	(7,023,963)	(1,460)	(2,985)	(1,044,581)	(10,142,136)	(402,264)	—

Net increase (decrease)	2,587,917	3,817,085	283,804	125,166	7,974,494	(493,469)	(174,108)	62,534

Growth Equity Fund
Shares sold	1,675,252	4,244,023	33,874	8,954	8,581,238	3,451,460	33,645	99
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	(1,061,893)	(5,622,252)	(6,212)	(1,013)	(1,360,673)	(12,607,943)	(350,859)	—

Net increase (decrease)	613,359	(1,378,229)	27,662	7,941	7,220,565	(9,156,483)	(317,214)	99

Small Cap Equity Fund
Shares sold	686,981	3,634,970	17,275	10,645	2,961,871	5,734,325	34,416	453
Shares reinvested	637,396	2,416,922	175,865	65,487	776,723	3,248,901	204,944	75,572
Shares redeemed	(880,093)	(5,341,920)	(16)	(2,722)	(587,859)	(5,552,728)	(291,639)	—

Net increase (decrease)	444,284	709,972	193,124	73,410	3,150,735	3,430,498	(52,279)	76,025

International Equity Fund
Shares sold	1,037,499	5,262,328	19,348	9,817	5,946,070	5,799,684	123,176	371
Shares reinvested	1,675,167	7,326,014	199,772	64,362	391,556	1,711,897	38,117	11,325
Shares redeemed	(2,075,826)	(11,343,731)	(1,299)	(1,494)	(1,070,163)	(13,605,130)	(374,414)	—

Net increase (decrease)	636,840	1,244,611	217,821	72,685	5,267,463	(6,093,549)	(213,121)	11,696

(1)	Inception date was December 29, 2006.

8. BANK BORROWINGS

The Trust, on behalf of and for the benefit of the Funds, has a credit agreement with Bank of America, N.A., dated December 1, 2006, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement permits borrowings up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank prime rate minus two percent or the Wall Street Journal LIBOR One Month Floating Rate plus 0.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.12% per annum. None of the Funds had any outstanding borrowings during the year ended December 31, 2006.

9. FEDERAL INCOME TAXES

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, investments in Passive Foreign Investment Companies (“PFIC’s”) and excise tax regulations. Distributions during the period ended December 31, 2006 and the year ended December 31, 2005 were characterized as follows for tax purposes:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Flexible Income
2006	$10,179,210	$3,665,564	$—
2005	7,202,701	8,060,505	—

Growth & Income
2006	38,147,927	40,748,252	—
2005	32,658,116	51,454,905	—

Capital Opportunities
2006	24,736,064	51,235,371	—
2005	21,044,662	32,067,303	—

Global Equity
2006	17,264,066	53,666,488	—
2005	14,036,479	31,500,364	—

Flexible Income I
2006	2,665,895	1,272,521	—
2005	1,960,483	695,422	—

Growth & Income I
2006	11,122,184	10,020,990	—
2005	9,387,903	3,409,006	—

Capital Opportunities I
2006	6,171,476	8,479,337	—
2005	4,868,226	1,871,844	—

Global Equity I
2006	3,516,616	8,553,585	—
2005	2,761,080	1,331,740	—

Money Market
2006	42,093,683	—	—
2005	25,692,609	—	—

Low-Duration Bond
2006	38,289,007	—	—
2005	28,121,329	2,254	—

Medium-Duration Bond
2006	50,287,994	—	—
2005	44,837,310	1,305,314	—

Extended-Duration Bond
2006	23,061,143	1,213,320	—
2005	25,266,825	6,787,901	—

Global Bond
2006	37,349	—	5,039

Equity Index
2006	8,794,069	$3,058,163	—
2005	6,790,475	1,344,379	—

Value Equity
2006	38,680,720	141,795,290	—
2005	43,128,602	82,692,658	—

Small Cap Equity
2006	16,751,192	32,095,593	—
2005	18,650,756	44,882,273	—

International Equity
2006	41,665,598	129,659,324	—
2005	21,032,901	15,522,074	—

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Net Unrealized Appreciation (Depreciation) on Investments
Flexible Income	$13,737	$5,039,842	$44,825,189
Growth & Income	134,394	39,127,651	230,265,012
Capital Opportunities	142,127	46,415,417	225,336,854
Global Equity	132,746	57,714,890	246,437,959
Flexible Income I	2,076	1,125,962	(1,713,540)
Growth & Income I	28,107	9,711,600	1,642,073
Capital Opportunities I	31,345	10,226,203	10,387,316
Global Equity I	21,343	10,189,838	9,384,791
Money Market	—	(8,532)	—
Low-Duration Bond	162,068	(18,445,864)	(3,485,920)
Medium-Duration Bond	1,281,343	(3,490,933)	(1,930,205)
Extended-Duration Bond	391,035	5,219,297	12,796,593
Global Bond	—	—	599,086
Equity Index	39,815	—	140,548,424
Real Estate Securities	—	—	13,702,844
Value Equity	3,335,335	5,601,254	310,460,901
Growth Equity	—	(159,767,108)	280,113,207
Small Cap Equity	3,554,302	7,555,381	70,387,086
International Equity	1,777,551	22,428,184	477,680,895

Post-October loss deferrals have been included in undistributed ordinary income and undistributed long-term capital gains, depending upon the character of the loss deferral.

For federal income tax purposes, capital loss carryovers and their expiration dates, were as follows as of December 31, 2006:

	Money Market	Low Duration Bond	Medium Duration Bond	Growth Equity
Expiring December 31,
2010	—	—	—	$36,470,601
2011	$2,028	—	—	123,296,507
2013	5,370	$9,988,046	$1,264,463	—
2014	1,134	8,457,818	2,226,470	—

Total	$8,532	$18,445,864	$3,490,933	$159,767,108

For federal income tax purposes, post-October loss deferrals, which will reverse in 2007, were as follows as of December 31, 2006:

	Capital	FX	Total
Money Market	$632	—	$632
Low-Duration Bond	1,070,013	$523,681	1,593,694
Global Bond	—	69,777	69,777
Equity Index	885,213	—	885,213
Real Estate Securities	21,659	—	21,659
International Equity	—	108,304	108,304

At December 31, 2006, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

Fund	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Flexible Income	$44,825,189	$46,909,692	$(2,084,503)
Growth & Income	230,265,012	236,795,949	(6,530,937)
Capital Opportunities	225,336,854	229,227,178	(3,890,324)
Global Equity	246,437,959	247,630,774	(1,192,815)
Flexible Income I	(1,713,540)	1,481,507	(3,195,047)
Growth & Income I	1,642,073	14,080,508	(12,438,435)
Capital Opportunities I	10,387,316	16,147,074	(5,759,758)
Global Equity I	9,384,791	12,094,983	(2,710,192)
Low-Duration Bond	(3,135,912)	2,266,519	(5,402,431)
Medium-Duration Bond	(759,515)	11,189,310	(11,948,825)
Extended-Duration Bond	12,789,520	18,271,798	(5,482,278)
Global Bond	481,859	1,137,295	(655,436)
Equity Index	140,548,424	187,945,093	(47,396,669)
Real Estate Securities	13,702,844	14,060,279	(357,435)
Value Equity	310,460,901	332,109,898	(21,648,997)
Growth Equity	280,113,207	318,691,665	(38,578,458)
Small Cap Equity	70,387,086	94,352,210	(23,965,124)
International Equity	477,734,704	495,550,152	(17,815,448)

The differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in PFIC’s.

At December 31, 2006, the aggregate cost of investment securities for federal income tax purposes was as follows (excluding foreign currency and derivative related items):

Fund	Federal Tax Cost
Flexible Income	$282,217,525
Growth & Income	1,194,194,986
Capital Opportunities	929,225,999
Global Equity	809,294,116
Flexible Income I	58,903,155
Growth & Income I	260,932,806
Capital Opportunities I	177,187,416
Global Equity I	132,916,342
Money Market	1,039,319,532
Low-Duration Bond	933,757,575
Medium-Duration Bond	1,825,646,640
Extended-Duration Bond	810,595,892
Global Bond	116,667,037
Equity Index	454,744,407
Real Estate Securities	93,365,267
Value Equity	1,453,451,389
Growth Equity	1,379,831,568
Small Cap Equity	784,649,791
International Equity	1,229,587,339

At December 31, 2006, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydown gains, net operating losses and foreign currency transactions. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Flexible Income	—	$612,161	$(612,161)
Growth & Income	—	5,346,259	(5,346,259)
Capital Opportunities	—	6,412,948	(6,412,948)
Global Equity	—	7,873,941	(7,873,941)
Flexible Income I	—	150,880	(150,880)
Growth & Income I	—	1,372,050	(1,372,050)
Capital Opportunities I	—	1,448,411	(1,448,411)
Global Equity I	—	1,466,148	(1,466,148)
Low-Duration Bond	—	(67,136)	67,136
Medium-Duration Bond	—	(1,289,737)	1,289,737
Extended-Duration Bond	—	969,512	(969,512)
Global Bond	$(5,039)	(9,600)	14,639
Equity Index	—	(1,381)	1,381
Real Estate Securities	(10,185)	10,185	—
Growth Equity	(1,702,251)	1,702,251	—
Small Cap Equity	—	1,150,662	(1,150,662)
International Equity	—	1,013,509	(1,013,509)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, with the Funds required to implement FIN 48 in the NAV calculation by June 30, 2007. The Funds are in the process of evaluating the effect, if any, that the adoption of FIN 48 will have on the financial statements.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 157, Fair Value Measurements, (“Statement 157”). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

11. INVESTMENT NOT MEETING INVESTMENT GUIDELINES

During the year ended December 31, 2006, one of the Extended-Duration Bond Fund’s sub-advisers purchased a security that did not meet the Fund’s investment guidelines. The security was subsequently sold at a loss of $20,623, for which the Fund was fully reimbursed by the sub-adviser.

12. FINANCIAL HIGHLIGHTS RESTATEMENT FOR MONEY MARKET FUND

Due to a procedural error, net investment income per share and dividends from net investment income per share were incorrectly reported in the 2005 financial highlights of the Money Market Fund. Such amounts have been restated, as shown below, in the financial highlights for the year ended December 31, 2005.

Net Investment Income Per Share
	2005
	Originally	Corrected
Class	Reported	Value
GS2	$0.00	$0.03
GS4	0.00	0.03
GS6	0.00	0.02
GS8	0.00	0.02

Dividends from Net Investment Income Per Share
	2005
Class	Originally Reported	Corrected Value
GS2	$(0.00)	$(0.03)
GS4	(0.00)	(0.03)
GS6	(0.00)	(0.02)
GS8	(0.00)	(0.02)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in Note 12, present fairly, in all material respects, the financial position of Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2006, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 23, 2007

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE.

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES

Michael R. Buster (11/18/57) 3656 Bridle Road Prosper, TX 75078 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - Present.	19	None

William Craig George (7/8/58) 617 Glen Eden Drive Raleigh, NC 27612 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	19	None

Joseph A. Mack (11/22/39) 186 Preserve Lane Columbia, SC 29209 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - Present; Deputy Director, SC Retirement Systems.	19	None

Kevin P. Mahoney (7/26/57) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Executive Pastor, FBC West Palm Beach, FL, July 2000 - present; Administrative Pastor, FBC Merritt Island, FL, June 1995 - June 2000.	19	None

Franklin Raymond Morgan (6/1/43) 23914 Seven Winds San Antonio, TX 78258 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	19	None

James Ray Taylor (10/19/33) 3009 Tanglewood Park West Fort Worth, Texas 76109 Trustee	Since 2002	Retired since 1994.	19	None

INTERESTED TRUSTEES[2]

Barry Hartis (10/6/45) 12 Waxwing Cove Greensboro, NC 27455-1373 Trustee	Since 2005	Certified Public Accountant 1976 - Present, Vice President for Business and Finance, Greensboro College, January 1998 - June 30, 2005.	19

Gerald B. Jones (5/24/32) 4625 Bridgewater Fayetteville, AR 72703-0003 Trustee	Since 2000	President, Flying Investments, November 2006 - present. Owner Jones Motorcars, Inc. 1957 - October 2006.	19	Bank of Arkansas —Director

OFFICERS WHO ARE NOT TRUSTEES

Jeffrey P. Billinger (12/5/46) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - Present.	N/A	N/A

FUND MANAGEMENT (UNAUDITED) (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
Rodric E. Cummins (6/28/57) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998-Present.	N/A	N/A

John R. Jones (12/6/53) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - Present.	N/A	N/A

Rodney R. Miller (5/23/53) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - Present.	N/A	N/A

Patricia A. Weiland (8/25/59) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Chief Compliance Officer	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A

[1]	Each Trustee and officer serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]

Messrs. Jones and Hartis serve as trustees and are to be “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, as amended, due to their positions on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE, by visiting our website at www.GuideStone.org or by visiting the SEC’s website at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to our website, www.GuideStone.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENTS

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GCM (the “Adviser” or “GCM”) and the Trust on behalf of the Blended and Select Funds that comprise the Trust (the “Advisory Agreement”); and (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (the “Sub-Advisory Agreements”). The Advisory Agreement and each Sub-Advisory Agreement (the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 13-14, 2006. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Advisory and Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the adviser; (ii) the experience and expertise of the adviser; (iii) the financial capability of the adviser; (iv) the compliance procedures and history of the adviser; (v) the performance of the fund in comparison to relevant benchmarks, similarly managed funds and the adviser’s other clients; (vi) the amount of the contractual advisory fee in comparison to similarly managed funds and the adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the adviser with respect to the fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by the adviser; and (xi) the existence of any collateral benefits realized by the fund. In its decision to renew each Agreement, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. No one factor was determinative in the Board’s consideration of the Advisory and Sub-Advisory Agreements.

The Board undertook a review of the terms of each Advisory and Sub-Advisory Agreement and the nature and quality of the services provided by the Adviser and each sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each Sub-adviser. Management provided the Board with substantial detailed information in the form of reports about each of the nine Select Funds, eight Blended Funds, twenty-nine sub-advisory firms and the Adviser prior to and during the meeting and at the meeting held on May 22-23, 2006, which information addressed most, if not all, of the factors listed above. Management also provided additional information about the Adviser and each Sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Advisory and Sub-Advisory Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements. A lengthy discussion also took place among the Trustees, management, Fund counsel and counsel to the Independent Trustees regarding the information presented for the Select and Blended Funds, including the management fees charged by the Blended Funds and the Select Funds as well as the sub-advisory fees, during executive sessions held prior to the meeting.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In considering the renewal of the existing advisory agreement with the Adviser, the Trustees took into account all the materials provided prior to and during the meeting and at the May meeting, the presentations made during the meeting, and the extensive discussions during the meeting and at the May meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Trustees evaluated the Adviser’s experience in serving as an Adviser, including overseeing and managing the allocation of

Fund assets among the sub-advisers. The Trustees noted the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program, and financial condition of the Adviser. The Trustees also noted the terms of the advisory and sub-advisory agreements and the responsibilities that the Adviser has as Adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions, and the implementation of Board of Trustees directives as they relate to the Funds. The Trustees concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Trustees also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Select Fund with other funds having the same investment style or objective, and compared the share class of each Fund (other than the GS8 class) with other funds in the same broad distribution channel, the GS2 class against other institutional share classes and the GS4 and GS6 classes against a broad set of retail share classes. The Board analyzed the comparative expense and performance information in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Trustees considered the comparative performance, fee and expense information that had been provided in their evaluation of the management fees charged to each Select Fund. The Board evaluated the annualized performance results comparing the Funds against their peers, noting that most of the Funds provided above average returns with below average net expenses. The Board also considered data provided by management that analyzed the performance of the Blended Funds.

The Trustees examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 class, provided by the consulting firm, as of February 28, 2006 at the May meeting. The Trustees determined that the management fees (combined advisory and sub-advisory fees) for each Select Fund were lower than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Growth Equity Fund, the Small Cap Equity Fund and the International Equity Fund. The Trustees noted that the Adviser was currently reimbursing the expenses of most Funds, including the Growth Equity Fund, the Small Cap Equity Fund and the International Equity Fund, and the management fees of each Fund net of any fee waiver or expense reimbursement were below the median fees for other similar funds at the same asset levels, except for the Growth Equity Fund and the Small Cap Equity Fund. The Trustees also noted that the management fees net of any fee waiver or expense reimbursement for the Growth Equity Fund and the Small Cap Equity Fund ranked in the third quartile among other similar funds at the same asset levels, with the management fees net of any fee waiver or expense reimbursement for the Growth Equity Fund only slightly above the median. The Trustees also evaluated the expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s expense ratio was significantly lower than the median expense ratio for such other funds. The Trustees further noted that the compensation to be received by the Adviser for each Fund under the advisory agreement remained the same. The Trustees concluded that the level of each Fund’s management fees was reasonable and compared fairly to that of comparable mutual funds.

The Trustees examined the performance information for the Select Funds (GS4 class) compared to Morningstar peers for the one and three-year periods ended June 30, 2006. The Trustees noted that the average annual total returns for the Select Funds generally ranked in the first and second quartile among the Morningstar peers, except for the Extended Duration Bond Fund and Growth Equity Fund for the one-year period ended June 30, 2006 and the Small Cap Equity Fund for the one and three-year periods ended June 30, 2006. The Trustees evaluated the performance of the Small Cap Equity Fund, which ranked in the fourth quartile for the three-year period ended June 30, 2006 and in the third quartile for the three-year period ended February 28, 2006. The Trustees also noted that the average annual total returns for the Blended Funds for the three-year period ended June 30, 2006 were above the median of unaffiliated funds in the Funds’ Lipper peer groups for the same time period, except for the Global Equity Fund. The Trustees noted that 18 out of 28 sub-advisers to the Funds with three-year performance history outperformed their respective benchmarks for the three-year period ended June 30, 2006 and that the Adviser added economic value to the Funds through the selection of sub-advisers. The Trustees acknowledged that changes had been made to the sub-adviser line-up for the Small Cap Equity Fund in 2005 for the purpose of improving Fund performance.

The Trustees considered the costs to the Adviser of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing advisory agreement. The Trustees considered the anticipated revenues that the Adviser expected to receive for serving as the investment manager to the Funds, the fact that the Adviser was currently reimbursing the expenses of most Funds and the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources which currently operates and historically has operated at a deficit with respect to the Trust. The Trustees considered the profitability estimates for the Adviser on a Fund-by-Fund basis with revenues and expenses allocated based on average Fund net assets, one without taking into account sub-advisory fee expenses borne by the Fund, the second taking into account sub-advisory fee expenses, and the third taking into account expenses associated with distribution and shareholder servicing fees. The Trustees also considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Trustees concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Trustees considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. In this connection, the Trustees again noted that the Adviser was currently reimbursing the expenses of most Funds and the management fees for each Fund net of any fee waiver or expense reimbursement was below the median fee for other similar funds at the same asset levels, except for the Growth Equity Fund, the Small Cap Equity Fund and the International Equity Fund. Based on their review, the Trustees concluded that each Fund’s advisory fee was reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.

APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS

In considering the existing sub-advisory agreements with each sub-adviser, the Trustees took into account the materials provided prior to and during the meeting and at the May meeting, the presentations made during the meeting and at the May meeting; and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services to be provided by each of the sub-advisers to the Select Funds. The Trustees evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund and noted that each sub-adviser currently provides investment advice to various clients, including other pooled investment vehicles. The Trustees noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons, and the ability of each sub-adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Trustees also noted the terms of the existing sub-advisory agreements and the responsibilities that each has as a sub-adviser to a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of the Fund, compliance with each Fund’s policies and objectives, and the implementation of Board of Trustees directives as they relate to the Funds. The Trustees concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Board considered standardized reports for each sub-adviser to each Select Fund. The standardized reports compiled by management included, among other things, a summary of investment performance of the Fund and sub-adviser, including comparisons with relevant benchmarks, composite performance for the sub-adviser and the peer universe of similarly managed funds, information regarding management style, services provided, risk versus return analysis, organizational structures, investment management experience, investment philosophies, personnel, changes in personnel, compliance procedures and policies, brokerage and soft dollar practices, compliance history, financial information, including profitability analysis, and economies of scale realized.

The Trustees examined performance information for each segment of a Select Fund managed by a sub-adviser. The Trustees noted that, for the majority of sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund. The Trustees noted sub-advisers did underperform the relevant benchmark for the year-to-date and one-year periods ended June 30, 2006. Two of the sub-advisers outperformed the benchmark for the two-year period ended June 30, 2006.

Four sub-advisers underperformed the relevant Fund benchmark over the three-year period ended June 30, 2006 and two of the sub-advisers also underperformed the relevant Fund benchmark for the year-to-date and one-year periods ended June 30, 2006. The Trustees noted that, in certain cases, market trends, changes in personnel and a short history of managing Fund assets, may have contributed to the underperformance and each of the sub-advisers had or was in the process of taking action to address any such underperformance and that each sub-adviser fulfilled a particular investment mandate for the Select Fund it advised. The Trustees concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Fund.

The Trustees examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Trustees also examined the profitability and the financial capability of each sub-adviser in light of information presented at the May Board meeting. The Trustees noted that at the May Board meeting, they had concluded that the profitability estimates provided by each sub-adviser who completed a profitability questionnaire fell within industry norms, except in the case of one sub-adviser. With regard to that sub-adviser, the Board noted that the sub-adviser consistently outperformed the relevant benchmark for the Fund and the median for the peer universe of similarly managed funds as well as other sub-advisers to the Fund. For the three sub-advisers that did not provide profitability information, the Trustees had relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, and the sub-adviser’s performance history. The Trustees noted at the May meeting that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Trustees also considered the Adviser’s representations that no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Trustees considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Trustees noted that each sub-adviser fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints, or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Trustees noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Trustees also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Trustees considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement.

BOARD REVIEW AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR LOW-DURATION BOND FUND, MONEY MARKET FUND AND INTERNATIONAL EQUITY FUND

In conjunction with the Board’s consideration of the renewal of the Sub-Advisory Agreements, the Board, including all of the Independent Trustees, as required by the 1940 Act, also considered the approval of (i) the Sub-Advisory Agreement among GCM, BlackRock Financial Management, Inc. (“BFM”) and the Trust on behalf of the Low-Duration (the “BFM Sub-Advisory Agreement”); (ii) the Sub-Advisory agreement among GCM, BlackRock Institutional Management Corporation (“BIMC”) and the Trust on behalf of the Money Market Fund (the “BIMC Sub-Advisory Agreement”) and (iii) the Sub-Advisory Agreement among GCM, Walter Scott & Partners Limited (“WSP”) and the Trust on behalf of the International Equity Fund (the “WSP Sub-Advisory Agreement”).

Approval of Sub-Advisory Agreement For Low-Duration Bond Fund

BlackRock Advisers, Inc., which was responsible for managing a portion of the assets of the Low-Duration Bond Fund, is and was controlled by BlackRock, Inc. On September 29, 2006, BlackRock Advisers, Inc. underwent a corporate restructuring, whereby Merrill Lynch Investment Management, a financial management and advisory company, now owns a majority equity interest in BlackRock, Inc. The remaining interests in BlackRock, Inc. are largely held by a broad group of key professionals within the organization. As a result the advisory business of BlackRock Advisers, Inc. has undergone a change of control and been restructured as BFM, a Delaware limited liability company.

At the September 13-14, 2006 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of BFM as sub-adviser to the Low-Duration Bond Fund, as proposed by the Adviser. The Board reviewed information provided by BFM in connection with its consideration of the appointment, as well as the proposed new sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the Low-Duration Bond Fund would not change as a result of the corporate restructuring. The Board also considered the proposed compensation for services provided by BFM as a sub-adviser to the Low-Duration Bond Fund, which did not result in an increase in management fees for the Low-Duration Bond Fund.

The Board noted that the BFM Sub-Advisory Agreement is substantially identical to the Low-Duration Bond Fund’s former sub-advisory agreement with BlackRock Advisers, Inc. The fees payable to BFM under the new sub-advisory agreement are identical to the fees under the former sub-advisory agreement. The Board also noted that there are no changes to the investment personnel or to the services provided to the Low-Duration Bond Fund as a result of the corporate restructuring. The Board also considered the favorable past performance history of the investment management team at BlackRock Advisers, Inc., now BFM, in managing its assigned segment of the Low-Duration Bond Fund, noting that BlackRock Advisers, Inc. significantly outperformed the relevant benchmark for the Fund in all years as well as the median for the peer universe of similarly managed funds.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the BFM Sub-Advisory Agreement. Effective October 2, 2006, BFM began managing assets of the Low-Duration Bond Fund.

Approval of Sub-Advisory Agreement For Money Market Fund

BlackRock Institutional Management Corporation, which was responsible for managing the assets of the Money Market Fund, is and was controlled by BlackRock, Inc. On September 29, 2006, BlackRock Institutional Management Corporation underwent a corporate restructuring whereby Merrill Lynch Investment Management now owns a majority equity interest in BlackRock, Inc. As a result, the advisory business of BlackRock Institutional Management Corporation has been restructured as a Delaware limited liability company with the same name.

At the September 13-14, 2006 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of BIMC as sub-adviser to the Money Market Fund, as proposed by the Adviser. The Board reviewed information provided by BIMC in connection with its consideration of the appointment, as well as the proposed new sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the Money Market Fund would not change as a result of the corporate restructuring. The Board also considered the proposed compensation for services provided by BIMC as sub-adviser to the Money Market Fund, which did not result in an increase in management fees for the Money Market Fund.

The Board noted that the BIMC Sub-Advisory Agreement is substantially identical to the Money Market Fund’s former sub-advisory agreement with BlackRock Institutional

Management Corporation. The fees payable to BIMC under the new sub-advisory agreement are identical to the fees under the former sub-advisory agreement. The Board also noted that there are no changes to the investment personnel or to the services provided to the Money Market Fund as a result of the corporate restructuring. The Board also considered the favorable past performance history of the investment management team at BlackRock Institutional Management Corporation in managing the Money Market Fund, noting that BlackRock Institutional Management Corporation significantly outperformed the relevant benchmark for the Fund in all years.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the BIMC Sub-Advisory Agreement. Effective October 2, 2006, BIMC began managing the Money Market Fund’s assets.

Approval of Sub-Advisory Agreement For International Equity Fund

Walter Scott & Partners Limited, which was responsible for managing a portion of the assets of the International Equity Fund, underwent a financial restructuring, resulting in a change in control. Mellon Asset Management, a large global asset management firm located in the United States, now owns a controlling interest in Walter Scott. The advisory business of Walter Scott will remain an independent subsidiary with no change to its structure or investment philosophy.

At the September 13-14, 2006 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of Walter Scott as sub-adviser to the International Equity Fund, as proposed by the Adviser. The Board had attended a presentation by senior management of Walter Scott at its July 27-28, 2006 meeting, during which management had discussed the reasons for entering the transaction with Mellon Asset Management, which included gaining back office efficiencies and compliance assistance. The purchase transaction would present opportunities for broadening Walter Scott’s client base, creating efficiencies to manage client assets, and utilizing the comprehensive compliance systems that Mellon Asset Management has in place. Management of Walter Scott noted that autonomy with respect to its investment management process would be preserved, and that there would be no change in the nature, quality and scope of the services provided to the International Equity Fund as a result of the acquisition.

The Board reviewed information provided by Walter Scott in connection with its consideration of the appointment, as well as the proposed new sub-advisory agreement. It was noted that this financial restructuring would infuse capital while retaining the existing culture and independence of Walter Scott & Partners Limited. In considering the appointment of Walter Scott, the Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the International Equity Fund would not change as a result of the acquisition. The Board also considered the proposed compensation for Walter Scott’s services as a sub-adviser to the International Equity Fund, which did not result in an increase in management fees and the total management fee paid by the International Equity Fund, which did not change, relative to its peers.

The Board noted that the WSP Sub-Advisory Agreement is substantially identical to the International Equity Fund’s former sub-advisory agreement with Walter Scott & Partners Limited. The fees payable to Walter Scott under the WSP Sub-Advisory Agreement are identical to the fees under the former sub-advisory agreement. The Board also noted that there are no changes to the investment personnel or to the services provided to the International Equity Fund as a result of the acquisition. The Board also considered the favorable past performance history of the investment management team at Walter Scott & Partners Limited in managing its assigned segment of the International Equity Fund, noting that Walter Scott & Partners Limited’s performance was in line with the relevant benchmark for the Fund in most years.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the WSP Sub-Advisory Agreement. Effective October 2, 2006, Walter Scott began managing assets of the International Equity Fund.

BOARD REVIEW OF NEW INVESTMENT ADVISORY AGREEMENT FOR REAL ESTATE SECURITIES FUND AND GLOBAL BOND FUND

As required by the 1940 Act, the Board, including all of the Independent Trustees considered the approval of the investment agreement between GCM and the Trust on behalf of the Real Estate Securities Fund and the Global Bond Fund (the “New Advisory Agreement”). The New Advisory

Agreement was approved for a one-year term at a meeting of the Board held on September 13-14, 2006. The Board’s decision to approve the New Advisory Agreement reflects the exercise of its business judgment. In approving the New Advisory Agreement, the Board considered information provided by the Adviser and each sub-adviser to the new series with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors noted previously formed the basis for the Board’s determination to approve the New Advisory Agreement. No one factor was determinative in the Board’s consideration of the New Advisory Agreement.

The Board undertook a review of the terms of the New Advisory Agreement and the nature and quality of the services provided by the Adviser and each sub-adviser. The Board conducted its analysis on the Real Estate Securities Fund and Global Bond Fund with respect to the Adviser and each sub-adviser. Management provided the Board with substantial detailed information in the form of reports about each of the Funds, two sub-advisory firms and the Adviser prior to and during the meeting and at the meeting held on July 27-28, 2006, which information addressed most, if not all, of the factors previously noted. Management also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and at the July Board meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the New Advisory Agreement as well as the Trustees’ responsibilities and duties in approving the Agreement. A lengthy discussion also took place among the Trustees, management, Fund counsel and counsel to the Independent Trustees regarding the information presented for the Funds, including the management fees charged by the Funds as well as the sub-advisory fees, during executive sessions held prior to and during the meeting.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR REAL ESTATE SECURITIES FUND AND GLOBAL BOND FUND

In considering the approval of the New Advisory Agreement with the Adviser, on behalf of the new series, the Trustees took into account all the materials provided prior to and during the meeting and at the July 27-28, 2006 meeting, the presentations made during the meeting, and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services to be provided by the Adviser to the Real Estate Securities Fund and the Global Bond Fund. The Trustees evaluated the Adviser’s experience in serving as an Adviser, including overseeing and managing the allocation of Select Fund assets among the sub-advisers. The Trustees noted the experience of key personnel at the Adviser. The Trustees noted the reputation, compliance history, compliance program, and financial condition of the Adviser. The Trustees also noted the terms of the advisory agreements and the responsibilities that the Adviser currently has as Adviser to the Select Funds. The Trustees concluded that the Real Estate Securities Fund and the Global Bond Fund are each likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Trustees noted that the Adviser conducted extensive research in connection with the organization and investment strategy of the Real Estate Securities Fund and Global Bond Fund. The Trustees also noted the Adviser’s due diligence with respect to the evaluation and recommendation of sub-advisers to manage each Fund.

The Trustees examined the fee and expense information for the Real Estate Securities Fund and the Global Bond Fund in comparison to the fees and expenses of other similarly managed funds for the GS4 class. The Trustees noted that the management fees (combined advisory and sub-advisory fees) for the Real Estate Securities Fund fell above the median for its peers and resided in the third quartile and that the management fees for the Global Bond Fund fell below the median for its peers and resided in the first quartile. The Trustees noted that the Adviser indicated that it will contractually agree to waive and reimburse expenses of the Real Estate Securities Fund and the Global Bond Fund to limit total annual operating expenses of each Fund. Taking the expense waivers and reimbursements into account, the Trustees concluded that the level of each Fund’s management fees and expense ratios was reasonable and compared fairly to that of comparable mutual funds. The Trustees noted the Adviser’s history with the Trust and that the Adviser added economic value to the other Select Funds.

Based on the information presented to the Board and its evaluation of that information, the Board, in the exercise of its reasonable business judgment, determined to approve the investment advisory agreement with the Adviser.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR REAL ESTATE SECURITIES FUND AND GLOBAL BOND FUND

As required by the 1940 Act, the Board, including all of the Independent Trustees considered the approval of (i) the approval of the sub-advisory agreement among the Adviser, RREEF America L.L.C. (“RREEF”) and the Trust on behalf of the Real Estate Securities Fund (the “RREEF Sub-Advisory Agreement”); and (ii) the approval of the sub-advisory agreement among the Adviser, Western Asset Management Company (“WAMCO”) and Western Asset Management Limited (“WAML”) (WAMCO and WAML together known as “Western”), and the Trust on behalf of the Global Bond Fund (the “Western Sub-Advisory Agreement”). The RREEF Sub-Advisory Agreement and the Western Sub-Advisory Agreement (together, the “New Sub-Advisory Agreements”) were each approved for a one-year term at the meeting of the Board held on September 13-14, 2006. The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of its business judgment to enter into each new sub-advisory arrangement. In approving the New Sub-Advisory Agreements, the Board considered information provided by the Adviser and each sub-adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors noted previously formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. No one factor was determinative in the Board’s consideration of the Advisory and Sub-Advisory Agreements.

The Board undertook a review of the terms of each New Sub-Advisory Agreement and the nature and quality of the services to be provided by each sub-adviser. Management provided the Board with substantial detailed information in the form of reports about each sub-adviser prior to the meeting which information addressed most, if not all, of the factors listed previously. Management also provided additional information about each sub-adviser in presentations made during the meeting, discussed the comprehensive screening process used to recommend each new sub-adviser and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the New Sub-Advisory Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR REAL ESTATE SECURITIES FUND AND GLOBAL BOND FUND

In considering the approval of the New Sub-Advisory Agreements, the Trustees took into account the materials provided prior to and during the meeting, and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services to be provided by RREEF and Western the Real Estate Securities Fund and Global Bond Fund, respectively. The Trustees evaluated each sub-adviser’s experience in serving as a sub-adviser to its client accounts and portfolios and noted that Western currently provides investment advice to various clients, including to other series of the Trust and that RREEF currently provides investment advice to an unregistered fund offered by GuideStone Financial Resources. The Trustees considered the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons, and the ability of each sub-adviser to attract and retain capable personnel. The Trustees also considered the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Trustees noted the terms of the New Sub-Advisory Agreements and the responsibilities that each would have as a sub-adviser to the Fund, including the responsibility of the day-to-day management of the investment portfolio of the Fund, compliance with the Fund’s policies and objectives, and the implementation of Board of Trustees directives as they relate to the Fund. The Trustees concluded that the Real Estate Securities Fund and Global Bond Fund are likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Board considered reports for each sub-adviser. The reports compiled by management included, among other things, a summary of the composite investment performance of the sub-adviser’s client accounts and portfolios, including a comparison with the relevant benchmark for the respective Fund and the peer universe of similarly managed funds, information regarding management style, risk versus return analysis, organizational structures, investment management experience, investment philosophies and personnel. Management also provided additional information regarding compliance procedures and policies, brokerage and soft dollar practices, compliance history, financial information and potential economies of scale.

The Trustees reviewed the services to be provided to each Fund by each sub-adviser, examined the investment philosophy and process of each sub-adviser and noted that each sub-adviser would fulfill a particular investment mandate for the Real Estate Securities Fund and Global Bond Fund. The Trustees concluded that, although past performance is no guarantee of future performance, the composite performance record for the client accounts and portfolios managed by each sub-adviser was favorable and that both Funds were likely to benefit from the investment management expertise of each sub-adviser.

The Trustees examined composite performance information for the client accounts and portfolios managed by each sub-adviser. For each sub-adviser, the composite performance record compared favorably to the relevant benchmark for the respective Fund. With regard to proposed fees, the Trustees noted that the proposed sub-advisory fees include breakpoints at various asset levels. The Trustees noted that the management fees (combined advisory and sub-advisory fees) for the Real Estate Securities Fund fell above the median for its peers and resided in the third quartile, and that the management fees for the Global Bond Fund fell below the median for its peers and resided in the first quartile. The Trustees also considered the voluntary waiver and expense limitation arrangements that the Adviser has entered into with the Funds to limit total annual operating expenses of the Funds until April 30, 2008. Taking the expense waivers and reimbursements into account, the Trustees concluded that the level of each Fund’s management fees and expense ratios was reasonable and compared fairly to that of comparable mutual funds.

The Trustees also considered information related to the financial capability of each sub-adviser. Specifically, the Trustees considered the representations of the Adviser with respect to the level of assets and shareholder’s equity for the sub-advisers who made their most recent year-end financial statements available to the Adviser for review. The Trustees also relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, and the sub-adviser’s performance history. The Trustees noted that, based on the Adviser’s representations and the other information provided, no concerns appeared to be raised regarding the financial capability of the sub-advisers. The Trustees noted that there is no historical profitability information with regard to the sub-advisers’ arrangements with the Funds.

The Trustees reviewed information regarding the compliance history and compliance program of each firm, noting that RREEF and Western had no significant compliance or regulatory issues based on available information. The Trustees also considered that the Trust currently employs each sub-adviser to manage the assets of another Fund of the Trust or another product offered by GuideStone Financial Resources, and the Adviser’s and their familiarity with each sub-adviser’s organization generally.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the approval of the New Sub-Advisory Agreements was reasonable and fair to the Trust and its shareholders and determined to approve each New Sub-Advisory Agreement.

INVESTMENT SUB-ADVISERS (Assets under management as of 12/31/06)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in their investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Institutional Management Corporation	1988	$1.1Tr
Low-Duration Bond	BlackRock Financial Management, Inc	1988	1.1Tr
	Payden & Rygel	1983	54.1B
	PIMCO (Pacific Investment Management Company, LLC)	1971	667.8B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	664.4B
	PIMCO (Pacific Investment Management Company, LLC)	1971	667.8B
	Western Asset Management Company	1971	574.6B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	96.5B
	STW Fixed Income Management, Ltd.	1977	10.7B
Global Bond	Western Asset Management Company	1971	574.6B
Equity Index	Northern Trust Investments, N.A.	1889	697.2B
Real Estate Securities	RREEF America, LLC	1975	73.1B
Value Equity	Aronson+Johnson+Ortiz, LP	1984	28.3B
	Barrow, Hanley, Mewhinney & Straus, Inc.	1979	65.5B
	Equinox Capital Management, LLC	1989	6.8B
	Northern Trust Investments, N.A.	1889	697.2B
	TCW Investment Management Company	1971	145.0B
Growth Equity	Marsico Capital Management, LLC	1997	83.7B
	RCM Capital Management, LLC	1970	152.2B
	Sands Capital Management, LLC	1992	19.6B
	TCW Investment Management Company	1971	145.0B
Small Cap Equity	Aronson+Johnson+Ortiz, L.P.	1984	28.3B
	Lord, Abbett & Company, LLC	1929	112.2B
	Lotsoff Capital Management	1981	5.8B
	Provident Investment Council, Inc.	1951	3.2B
	TimesSquare Capital Management, LLC	2000	8.7B
International Equity	AllianceBernstein, L.P.	1962	716.9B
	Capital Guardian Trust Company	1968	161.9B
	Genesis Asset Managers, LLP	1990	20.9B
	Mondrian Investment Partners Ltd.	1990	53.1B
	Oechsle International Advisors, LLC	1998	15.4B
	Philadelphia International Advisors, L.P.	1956	8.4B
	Walter Scott & Partners Ltd.	1983	30.9B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	3.5Tr

You should consider the investment objectives, risks, charges and expenses of each investment fund carefully before investing. To obtain a prospectus with this and other information about GuideStone Funds call 1-888-98-GUIDE, visit www.GuideStone.org or write to GuideStone Funds, 2401 Cedar Springs, Dallas, TX 75201-1498. Read it carefully before you invest. Shares of GuideStone Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

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2401 Cedar Springs Road, Dallas, TX 75201-1498	Funds distributed by PFPC Distributors, Inc.
1.800.262.0511 • www.GuideStone.org	760 Moore Road, King of Prussia, PA 19406

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kevin Mahoney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $265,000 and $306,800 for 2005 and 2006, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $23,000 and $28,000 for 2005 and 2006, respectively. These fees are for Rule 17F-2 security counts and a non-recurring N-1A filing.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $60,400 and $65,900 for 2005 and 2006, respectively. Tax fees are for excise calculation review and review of US Income Tax Return

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and 2006, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $83,400 and $93,900 for 2005 and 2006, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)). However, prior to the filing of the Registrant’s Form N-CSR, such principal officers had become aware of matters relating to the Registrant’s reporting of certain financial highlights information that necessitated restatement of financial highlight information included in Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

Prior to the filing of this Form N-CSR, the registrant identified the following control deficiency existed as of and prior to December 31, 2006, that was determined to be a material weakness in the registrant’s internal control over financial reporting. The registrant’s control over the process used to accumulate, review and report the net investment income per share and dividends per share for the Money Market Fund did not operate effectively. As a result, net investment income per share and dividends per share of the Money Market Fund were computed incorrectly. This control deficiency resulted in an audit adjustment to the 2006 calculations and a restatement in the financial highlights of the Money Market Fund’s 2005 net investment income and dividends per share as included in Item 1 of this filing.

Since December 31, 2006 and prior to the filing of this Form N-CSR, management of the registrant has revised and enhanced its internal control over financial reporting, and in doing so, increased the effectiveness of such controls, so that such financial highlight information is presented in accordance with generally accepted accounting principles.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second half of the registrant’s fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, as discussed above, subsequent to December 31, 2006, the Registrant is further enhancing controls related to the reporting of certain financial highlights information.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the registrant’s Form N-CSR as filed with the SEC on March 4, 2005 (SEC Accession No. 0000893220-05-000465).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date March 6, 2007

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date March 6, 2007

*	Print the name and title of each signing officer under his or her signature.